UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
October 31, 2010

American Century Investments®

Capital Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Capital Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	27

Other Information

Proxy Voting Results	28
Management	29
Additional Information	33
Index Definitions	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Slow Economy Didn’t Slow Down Stocks

Despite decelerating economic growth, high unemployment, mounting regulatory and political concerns, sovereign debt problems in Europe, and periods of strong market volatility, stocks advanced sharply during the 12-month period ended October 31, 2010. Better-than-expected corporate earnings, driven primarily by cost cutting, combined with improving balance sheets and attractive earnings yields helped fuel the gains. Furthermore, late in the period, indications the Federal Reserve (the Fed) would launch another round of quantitative easing (dubbed QE2) with the purchase of $600 billion in Treasury bonds to help keep the economy afloat eased investors’ fears about a potential “double-dip” recession.

All major stock benchmarks showed strong returns during the period, with small-cap growth stocks leading the charge, as investors positioned their portfolios for an improving economy. Across the capitalization spectrum, growth stocks outperformed their value counterparts, primarily due to stellar performance from the consumer discretionary, industrials, and materials sectors. The still-struggling financials sector, which represents a large weighting in most value indices, was the poorest-performing segment of the stock market.

Companies Boosted Dividend Payments

During the one-year period, a growing number of U.S. public companies increased their dividends, as corporations put their combined record level of cash to use. Investors are demanding dividends for more than just a guaranteed portion of total return. Besides being a good indication that a business is correctly financed, dividends act as a governor on how management chooses to allocate free cash flow.

The recent trend of rising dividend payouts has helped support market valuations. In addition, an increase in mergers and acquisitions activity also indicates valuations are reasonable and balance sheets remain healthy.

Given the experience of investors throughout the past few years, dividends are even more important as a means of demonstrating the companies in which they invest really do have strong and sustainable positions. As value investors, we believe the current environment presents an attractive set of opportunities to identify, research, and select companies likely to outperform in today’s uncertain macroeconomic environment.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell Midcap Index	27.71%
Russell Midcap Value Index	27.49%
Russell Midcap Growth Index	28.03%

4

Performance
Capital Value

Total Returns as of October 31, 2010
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACTIX	9.69%(2) 9.39% 6.68%	-1.07% -1.55% -0.86%	2.72% 2.28% 2.26%	3.27% 2.86% 2.75%	3/31/99
Russell 1000 Value Index	—	15.71%	0.62%	2.64%	3.29%	—
Institutional Class Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACPIX	10.11%(2) 9.77% 6.99%	-0.86% -1.38% -0.69%	— — —	2.27% 1.85% 1.93%	3/1/02
A Class(3) No Sales Charge* With Sales Charge* Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACCVX	9.64%(2) 3.39%(2) 3.15%(2) 2.52%(2)	-1.32% -2.49% -2.94% -2.06%	— — — —	3.67% 2.84% 2.49% 2.47%	5/14/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
After-tax returns are calculated with sales charge, as applicable, using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Capital Value

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class
1.10%	0.90%	1.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Capital Value

Portfolio Managers: Chuck Ritter, Brendan Healy and Matt Titus

Performance Summary

Capital Value returned 9.69%(1) for the 12 months ended October 31, 2010. By comparison, its benchmark, the Russell 1000 Value Index, returned 15.71%, while the broader market, as measured by the S&P 500 Index, returned 16.52%.(2) The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like Capital Value’s, reflects operating expenses) was 13.93%.(3)

Stock prices posted solid gains during the one-year period (as described in the Market Perspective on page 4) despite persistent economic weakness and significant market volatility. Although the economy expanded in response to government stimulus spending, growth slowed during the spring, raising concern about the sustainability of the recovery. Corporate earnings remained solid but the low rate of economic growth failed to jumpstart hiring. Consumers modestly increased their spending, and inflation was benign. In this environment, investors favored higher-risk stocks as fears of a double-dip recession eased and higher-yielding securities because of very low interest rates. The large, more stable businesses favored by Capital Value tended to lag the rally. Nevertheless, the portfolio received positive results in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, positions in the industrials, health care, utilities, and consumer discretionary sectors detracted. Security selection across a range of sectors contributed.

Industrials Slowed Results

Many industrials stocks outperformed during the reporting period as economic conditions improved. The portfolio was hindered by its lack of exposure to road and rail stocks, which were up more than 56% in the benchmark. However, the machinery industry supplied notable contributor Dover Corp. The equipment manufacturer’s first-quarter profits doubled, driven by higher sales and acquisition gains.

Health Care Detracted

Security selection within the health care sector detracted. Capital Value did not own UnitedHealth Group. The health care provider reported higher-than-expected profits driven by gains in the public sector and senior markets. In pharmaceuticals, an overweight in Abbott Laboratories dampened performance. Earlier in the reporting period, Abbott reported a deceleration in prescription growth for Humira, its blockbuster drug for the treatment of rheumatoid arthritis. Although sales of Humira eventually rebounded strongly, the drugmaker’s shares underperformed other pharmaceutical names.

(1)	All fund returns referenced in this commentary are for Investor Class shares.

(2)	The S&P 500 Index average annual returns were 1.73% and -0.02% for the five- and 10-year periods ended October 31, 2010, respectively.

(3)
The average returns for Morningstar’s Large Cap Value category were 0.78% and 2.53% on an average annualized basis for the five- and 10-year periods ended October 31, 2010, respectively. © 2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Capital Value

Utilities Hampered Progress

The portfolio’s underweight position in the utilities sector slowed relative progress. Although we continue to believe that many of these stocks are overvalued, this stance dampened performance during the reporting period when regulated utilities outperformed in the benchmark. The portfolio was also hampered by holdings in Exelon and PPL Corp., which have large unregulated businesses. Shares of Exelon, the nation’s largest nuclear power generator, declined after the company announced a drop in earnings as the slack economy took a toll on its merchant power business. PPL declined on news it would spend $7 billion to acquire the U.S. business of German energy corporation E.ON.

Consumer Discretionary Detracted

The benchmark’s top-performing sector was a source of relative weakness. Many consumer discretionary stocks, which had experienced steep declines during the recession, rallied on optimism about economic growth and improving consumer sentiment. The portfolio’s relative underperformance was largely a result of what it didn’t own rather than what it did. Capital Value had no exposure to automobiles stocks, including Ford Motor which was up significantly in the benchmark. The car maker, which has been able to restructure its business without the help of the U.S. government, continued to gain market share and reported solid profits.

On the positive side, the portfolio benefited from a position in CBS Corp. Shares of the television network rose on news of the record-breaking audiences for its sports programming, including the Masters golf tournament and the NCAA Men’s Division I Basketball Championship (March Madness).

Consumer Staples Provided Top Contributor

The consumer staples sector provided the portfolio’s top contributor, Altria Group. The tobacco company’s stock price rose on news of a substantial increase in earnings on the back of market share gains, cost cutting, and higher sales in its smokeless tobacco business.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. Capital Value is broadly diversified, with ongoing overweight positions in the information technology, energy, health care, and consumer staples sectors. Our valuation work is also directing us toward smaller relative weightings in financials and utilities stocks. In addition, we are still finding value opportunities among mega-cap stocks and have maintained our bias toward them.

Senior Portfolio Manager Chuck Ritter, who plans to retire from American Century Investments on December 31, 2010, stepped away from the day-to-day management of Capital Value on November 30th after the end of the reporting period. Portfolio Manager Brendan Healy continues to co-manage Capital Value. On October 1st, Portfolio Manager Matt Titus joined Mr. Healy as co-portfolio manager. Mr. Titus was previously a senior investment analyst for the Large Cap Value portfolios, which includes Capital Value.

8

Capital Value

Top Ten Holdings
% of net assets as of 10/31/10
Pfizer, Inc.	3.6%
AT&T, Inc.	3.6%
Chevron Corp.	3.4%
JPMorgan Chase & Co.	3.4%
Johnson & Johnson	3.2%
General Electric Co.	3.1%
Merck & Co., Inc.	2.6%
Wells Fargo & Co.	2.5%
Bank of America Corp.	2.4%
Exxon Mobil Corp.	2.2%

Top Five Industries
% of net assets as of 10/31/10
Oil, Gas & Consumable Fuels	10.7%
Pharmaceuticals	10.7%
Insurance	7.5%
Diversified Financial Services	7.2%
Diversified Telecommunication Services	6.3%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Common Stocks	99.4%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.2%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period(1) 5/1/10 – 10/31/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$981.20	$5.29	1.06%
Investor Class (before waiver)	$1,000	$981.20(2)	$5.54	1.11%
Institutional Class (after waiver)	$1,000	$982.90	$4.30	0.86%
Institutional Class (before waiver)	$1,000	$982.90(2)	$4.55	0.91%
A Class (after waiver)	$1,000	$979.50	$6.54	1.31%
A Class (before waiver)	$1,000	$979.50(2)	$6.79	1.36%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.86	$5.40	1.06%
Investor Class (before waiver)	$1,000	$1,019.61	$5.65	1.11%
Institutional Class (after waiver)	$1,000	$1,020.87	$4.38	0.86%
Institutional Class (before waiver)	$1,000	$1,020.62	$4.63	0.91%
A Class (after waiver)	$1,000	$1,018.60	$6.67	1.31%
A Class (before waiver)	$1,000	$1,018.35	$6.92	1.36%

(1)
Expenses are equal to class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

11

Schedule of Investments
Capital Value

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 99.4%
AEROSPACE & DEFENSE — 2.2%
Honeywell International, Inc.	11,000	$ 518,210
Lockheed Martin Corp.	13,500	962,415
Northrop Grumman Corp.	27,300	1,725,633
		3,206,258
BEVERAGES — 1.3%
Coca-Cola Co. (The)	30,900	1,894,788
BIOTECHNOLOGY — 2.2%
Amgen, Inc.(1)	39,700	2,270,443
Gilead Sciences, Inc.(1)	22,500	892,575
		3,163,018
CAPITAL MARKETS — 4.0%
Ameriprise Financial, Inc.	21,100	1,090,659
Bank of New York Mellon Corp. (The)	45,600	1,142,736
Goldman Sachs Group, Inc. (The)	15,800	2,543,010
Morgan Stanley	42,100	1,047,027
		5,823,432
CHEMICALS — 0.7%
E.I. du Pont de Nemours & Co.	21,000	992,880
COMMERCIAL BANKS — 4.7%
PNC Financial Services Group, Inc.	24,000	1,293,600
U.S. Bancorp.	82,000	1,982,760
Wells Fargo & Co.	137,100	3,575,568
		6,851,928
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Avery Dennison Corp.	22,000	799,700
COMMUNICATIONS EQUIPMENT — 0.8%
Cisco Systems, Inc.(1)	50,400	1,150,632
COMPUTERS & PERIPHERALS — 1.5%
Hewlett-Packard Co.	34,500	1,451,070
Western Digital Corp.(1)	23,500	752,470
		2,203,540
CONSTRUCTION & ENGINEERING — 0.3%
Shaw Group, Inc. (The)(1)	12,900	394,224
DIVERSIFIED FINANCIAL SERVICES — 7.2%
Bank of America Corp.	302,900	3,465,176
Citigroup, Inc.(1)	514,100	2,143,797
JPMorgan Chase & Co.	130,500	4,910,715
		10,519,688
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.3%
AT&T, Inc.	184,100	5,246,850
CenturyLink, Inc.	17,200	711,736
Verizon Communications, Inc.	96,000	3,117,120
		9,075,706
ELECTRIC UTILITIES — 2.7%
American Electric Power Co., Inc.	24,200	906,048
Exelon Corp.	40,700	1,661,374
PPL Corp.	48,400	1,301,960
		3,869,382
ENERGY EQUIPMENT & SERVICES — 2.4%
Baker Hughes, Inc.	24,400	1,130,452
National Oilwell Varco, Inc.	29,000	1,559,040
Transocean Ltd.(1)	12,300	779,328
		3,468,820
FOOD & STAPLES RETAILING — 4.0%
Kroger Co. (The)	59,700	1,313,400
SYSCO Corp.	30,400	895,584
Walgreen Co.	35,100	1,189,188
Wal-Mart Stores, Inc.	45,800	2,480,986
		5,879,158
FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	11,100	369,852
Kraft Foods, Inc., Class A	47,900	1,545,733
Unilever NV New York Shares	25,000	742,250
		2,657,835
HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Medtronic, Inc.	23,300	820,393
HEALTH CARE PROVIDERS & SERVICES — 1.3%
Aetna, Inc.	23,200	692,752
Quest Diagnostics, Inc.	8,100	398,034
WellPoint, Inc.(1)	15,500	842,270
		1,933,056
HOTELS, RESTAURANTS & LEISURE — 0.6%
Darden Restaurants, Inc.	9,000	411,390
Starbucks Corp.	15,400	438,592
		849,982
HOUSEHOLD PRODUCTS — 3.1%
Clorox Co.	17,200	1,144,660
Energizer Holdings, Inc.(1)	5,300	396,334
Procter & Gamble Co. (The)	46,200	2,936,934
		4,477,928

Capital Value

Shares	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
NRG Energy, Inc.(1)	18,100	$ 360,371
INDUSTRIAL CONGLOMERATES — 3.7%
General Electric Co.	281,100	4,503,222
Tyco International Ltd.	22,000	842,160
		5,345,382
INSURANCE — 7.5%
Allstate Corp. (The)	52,700	1,606,823
Berkshire Hathaway, Inc., Class B(1)	18,100	1,440,036
Chubb Corp. (The)	30,100	1,746,402
Loews Corp.	43,800	1,729,224
Principal Financial Group, Inc.	30,300	813,252
Torchmark Corp.	17,800	1,019,584
Travelers Cos., Inc. (The)	36,300	2,003,760
XL Group plc	26,200	554,130
		10,913,211
IT SERVICES — 1.8%
Fiserv, Inc.(1)	12,200	665,144
International Business Machines Corp.	13,100	1,881,160
		2,546,304
MACHINERY — 1.5%
Dover Corp.	13,400	711,540
Ingersoll-Rand plc	35,500	1,395,505
		2,107,045
MEDIA — 5.0%
CBS Corp., Class B	68,400	1,158,012
Comcast Corp., Class A	101,100	2,080,638
Time Warner Cable, Inc.	11,900	688,653
Time Warner, Inc.	56,300	1,830,313
Viacom, Inc., Class B	37,900	1,462,561
		7,220,177
METALS & MINING — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	4,200	397,656
Nucor Corp.	20,600	787,332
		1,184,988
MULTILINE RETAIL — 1.2%
Kohl’s Corp.(1)	14,800	757,760
Macy’s, Inc.	43,800	1,035,432
		1,793,192
MULTI-UTILITIES — 0.7%
PG&E Corp.	22,600	1,080,732
OIL, GAS & CONSUMABLE FUELS — 10.7%
Apache Corp.	22,900	2,313,358
Chevron Corp.	59,600	4,923,556
ConocoPhillips	42,600	2,530,440
Devon Energy Corp.	12,400	806,248
Exxon Mobil Corp.	47,100	3,130,737
Occidental Petroleum Corp.	13,700	1,077,231
Valero Energy Corp.	44,800	804,160
		15,585,730
PAPER & FOREST PRODUCTS — 0.5%
International Paper Co.	27,400	692,672
PHARMACEUTICALS — 10.7%
Abbott Laboratories	26,300	1,349,716
Eli Lilly & Co.	14,300	503,360
Johnson & Johnson	73,200	4,660,644
Merck & Co., Inc.	103,900	3,769,492
Pfizer, Inc.	303,100	5,273,940
		15,557,152
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.1%
Applied Materials, Inc.	45,200	558,672
Intel Corp.	49,600	995,472
		1,554,144
SOFTWARE — 3.3%
Activision Blizzard, Inc.	43,700	501,239
Microsoft Corp.	111,900	2,981,016
Oracle Corp.	43,900	1,290,660
		4,772,915
SPECIALTY RETAIL — 0.4%
Best Buy Co., Inc.	15,200	653,296
TEXTILES, APPAREL & LUXURY GOODS — 0.6%
VF Corp.	10,400	865,696
TOBACCO — 1.4%
Altria Group, Inc.	63,500	1,614,170
Lorillard, Inc.	5,100	435,234
		2,049,404
TOTAL COMMON STOCKS (Cost $119,963,461)		144,314,759

Capital Value

Shares	Value
Temporary Cash Investments — 0.4%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	85,857	$ 85,857
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $510,199), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $500,008)		500,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $585,857)		585,857
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $120,549,318)		144,900,616
OTHER ASSETS AND LIABILITIES — 0.2%		246,757
TOTAL NET ASSETS — 100.0%		$145,147,373

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $120,549,318)	$144,900,616
Cash	6,660
Receivable for investments sold	303,913
Receivable for capital shares sold	14,149
Dividends and interest receivable	231,415
145,456,753

Liabilities
Payable for investments purchased	150,929
Payable for capital shares redeemed	33,657
Accrued management fees	123,917
Distribution and service fees payable	877
309,380

Net Assets	$145,147,373

Net Assets Consist of:
Capital (par value and paid-in surplus)	$151,162,411
Undistributed net investment income	1,897,090
Accumulated net realized loss	(32,263,426)
Net unrealized appreciation	24,351,298
$145,147,373

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$137,036,628	23,922,318	$5.73
Institutional Class, $0.01 Par Value	$3,980,290	693,902	$5.74
A Class, $0.01 Par Value	$4,130,455	722,674	$5.72*

* Maximum offering price $6.07 (net asset value divided by 0.9425)

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $693)	$ 4,341,753
Interest	822
4,342,575
Expenses:
Management fees	1,790,529
Distribution and service fees — A Class	11,076
Directors’ fees and expenses	5,172
Other expenses	13,698
1,820,475
Fees waived	(37,290)
1,783,185

Net investment income (loss)	2,559,390

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,237,403
Change in net unrealized appreciation (depreciation) on investments	11,294,260

Net realized and unrealized gain (loss)	12,531,663

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,091,053

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 2,559,390	$ 3,819,622
Net realized gain (loss)	1,237,403	(24,311,422)
Change in net unrealized appreciation (depreciation)	11,294,260	27,203,273
Net increase (decrease) in net assets resulting from operations	15,091,053	6,711,473

Distributions to Shareholders
From net investment income:
Investor Class	(2,997,083)	(5,825,919)
Institutional Class	(160,186)	(358,398)
A Class	(74,678)	(211,371)
Decrease in net assets from distributions	(3,231,947)	(6,395,688)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(38,059,437)	(33,570,658)

Net increase (decrease) in net assets	(26,200,331)	(33,254,873)

Net Assets
Beginning of period	171,347,704	204,602,577
End of period	$145,147,373	$171,347,704

Undistributed net investment income	$1,897,090	$2,661,811

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The fund is authorized to issue the Investor Class, the Institutional Class and the A Class (formerly Advisor Class). The A Class may incur an initial sales charge. The A Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

16

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class and A Class. The Institutional Class is 0.20% less at each point within the range. Effective August 1, 2010, the investment advisor voluntarily agreed to waive 0.10% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2010 was $35,020, $1,240 and $1,030 for the Investor Class, Institutional Class and A Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2010 was 1.10% for the Investor Class and A Class and 0.90% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2010 was 1.08% for the Investor Class and A Class and 0.88% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $43,647,582 and $80,687,798, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,955,169	$ 10,850,916	3,022,048	$ 13,900,445
Issued in reinvestment of distributions	451,737	2,507,145	1,062,378	4,759,452
Redeemed	(8,285,413)	(45,868,497)	(10,206,660)	(46,370,846)
	(5,878,507)	(32,510,436)	(6,122,234)	(27,710,949)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	390,590	2,170,864	156,615	674,936
Issued in reinvestment of distributions	8,418	46,637	31,585	141,500
Redeemed	(1,214,410)	(6,689,788)	(1,004,483)	(4,643,987)
	(815,402)	(4,472,287)	(816,283)	(3,827,551)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	116,151	650,738	171,780	781,303
Issued in reinvestment of distributions	13,441	74,594	47,147	211,217
Redeemed	(327,159)	(1,802,046)	(657,655)	(3,024,678)
	(197,567)	(1,076,714)	(438,728)	(2,032,158)
Net increase (decrease)	(6,891,476)	$(38,059,437)	(7,377,245)	$(33,570,658)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$144,314,759	—	—
Temporary Cash Investments	85,857	$500,000	—
Total Value of Investment Securities	$144,400,616	$500,000	—

19

7. Federal Tax Information

On December 14, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 13, 2010:

Investor	Institutional	A
$0.0942	$0.1062	$0.0791

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$3,231,947	$6,395,688
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$122,677,635
Gross tax appreciation of investments	$29,818,174
Gross tax depreciation of investments	(7,595,193)
Net tax appreciation (depreciation) of investments	$22,222,981
Undistributed ordinary income	$1,897,090
Accumulated capital losses	$(30,135,109)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(5,984,250) and $(24,150,859) expire in 2016 and 2017, respectively.

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

20

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $3,231,947, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

21

Financial Highlights
Capital Value

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.32	$5.17	$8.78	$8.23	$7.15
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.11	0.14	0.13	0.12
Net Realized and Unrealized Gain (Loss)	0.42	0.21	(3.28)	0.65	1.14
Total From Investment Operations	0.51	0.32	(3.14)	0.78	1.26
Distributions
From Net Investment Income	(0.10)	(0.17)	(0.13)	(0.12)	(0.10)
From Net Realized Gains	—	—	(0.34)	(0.11)	(0.08)
Total Distributions	(0.10)	(0.17)	(0.47)	(0.23)	(0.18)
Net Asset Value, End of Period	$5.73	$5.32	$5.17	$8.78	$8.23

Total Return(2)	9.69%	6.85%	(37.52)%	9.66%	18.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.09%(3)	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.56%(3)	2.33%	1.98%	1.52%	1.55%
Portfolio Turnover Rate	27%	19%	26%	15%	16%
Net Assets, End of Period (in thousands)	$137,037	$158,431	$185,569	$461,413	$466,803

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.11% and 1.54%, respectively, if a portion of the management fee had not been waived.

See Notes to Financial Statements.

22

Capital Value

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.32	$5.17	$8.79	$8.24	$7.16
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.12	0.15	0.15	0.13
Net Realized and Unrealized Gain (Loss)	0.43	0.21	(3.28)	0.65	1.15
Total From Investment Operations	0.53	0.33	(3.13)	0.80	1.28
Distributions
From Net Investment Income	(0.11)	(0.18)	(0.15)	(0.14)	(0.12)
From Net Realized Gains	—	—	(0.34)	(0.11)	(0.08)
Total Distributions	(0.11)	(0.18)	(0.49)	(0.25)	(0.20)
Net Asset Value, End of Period	$5.74	$5.32	$5.17	$8.79	$8.24

Total Return(2)	10.11%	7.07%	(37.46)%	9.88%	18.24%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.89%(3)	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.76%(3)	2.53%	2.18%	1.72%	1.75%
Portfolio Turnover Rate	27%	19%	26%	15%	16%
Net Assets, End of Period (in thousands)	$3,980	$8,035	$12,030	$28,077	$31,141

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.91% and 1.74%, respectively, if a portion of the management fee had not been waived.

See Notes to Financial Statements.

23

Capital Value

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.30	$5.15	$8.76	$8.21	$7.14
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.10	0.12	0.11	0.10
Net Realized and Unrealized Gain (Loss)	0.44	0.21	(3.28)	0.65	1.13
Total From Investment Operations	0.51	0.31	(3.16)	0.76	1.23
Distributions
From Net Investment Income	(0.09)	(0.16)	(0.11)	(0.10)	(0.08)
From Net Realized Gains	—	—	(0.34)	(0.11)	(0.08)
Total Distributions	(0.09)	(0.16)	(0.45)	(0.21)	(0.16)
Net Asset Value, End of Period	$5.72	$5.30	$5.15	$8.76	$8.21

Total Return(3)	9.64%	6.59%	(37.78)%	9.40%	17.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.34%(4)	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.31%(4)	2.08%	1.73%	1.27%	1.30%
Portfolio Turnover Rate	27%	19%	26%	15%	16%
Net Assets, End of Period (in thousands)	$4,130	$4,881	$7,004	$16,059	$16,973

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.36% and 1.29%, respectively, if a portion of the management fee had not been waived.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

25

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor and A Classes	For:	93,733,695
	Against:	2,412,320
	Abstain:	2,984,219
	Broker Non-Vote:	11,334,632

Institutional Class	For:	8,005,791
	Against:	71,405
	Abstain:	0
	Broker Non-Vote:	140,246

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

26

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

27

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

28

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

29

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

32

Notes

33

Notes

34

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70042

Annual Report
October 31, 2010

American Century Investments®

Balanced Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Market Returns	4

Balanced

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Top Five Stock Industries	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	26
Statement of Operations	27
Statement of Changes in Net Assets	28
Notes to Financial Statements	29
Financial Highlights	37
Report of Independent Registered Public Accounting Firm	39

Other Information

Proxy Voting Results	40
Management	41
Additional Information	45
Index Definitions	46

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Double-Digit Gains and Greater Volatility for U.S. Stocks

U.S. stocks gained ground for the 12 months ended October 31, 2010, though the rally that began in March 2009 hit a few speed bumps along the way. Stocks advanced sharply during the first half of the period thanks to continued evidence of a nascent economic recovery and a rebound in corporate profits, which was driven largely by cost-cutting measures at many businesses.

By May, however, persistent worries about sovereign debt problems in Europe and evidence of a slowdown in the pace of economic recovery in the U.S.—most notably in manufacturing, housing, and consumer spending—began to weigh on investor confidence. The result was a sizable stock market pullback in May and June. The uncertain economic environment contributed to further market volatility throughout the summer, but stocks finished the period with a sharp rally over the last two months of the reporting period as investors grew more confident that the U.S. economy would avoid a recurrence of recession.

As the table below illustrates, small- and mid-cap stocks led the market’s advance, gaining more than 25% for the 12 months. Meanwhile, growth shares outperformed value-oriented issues across all market capitalizations.

U.S. Bonds Also Advanced

The U.S. bond market also generated positive returns for the 12-month period, with market leadership shifting along the way. As economic conditions improved during the first half of the period, corporate bonds were the best performers in the bond market. However, when the economic recovery began to lose momentum and the European debt crisis escalated, Treasury bonds outperformed as a flight to quality sent their yields down to their lowest levels in decades. Nonetheless, corporate bonds continued to benefit from strong demand as the low interest rate environment led many investors to seek out their relatively high yields.

Mortgage-backed securities generated mixed results for the period. Commercial mortgage-backed securities posted the best returns of any sector in the bond market, but residential mortgage-backed securities lagged as record-low mortgage rates led to concerns about higher refinancing activity.

U.S. Market Returns
For the 12 months ended October 31, 2010
U.S. Stock Indices		Barclays Capital U.S. Bond Market Indices
Russell 1000 Index (large-cap)	17.67%	Corporate (investment grade)	11.61%
Russell Midcap Index	27.71%	Aggregate	8.01%
Russell 2000 Index (small-cap)	26.58%	Treasury	7.20%
		MBS (mortgage-backed)	5.99%

Performance
Balanced

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	12.70%	3.53%	2.92%	7.70%	10/20/88
New blended index(1)(2)	—	13.56%	3.98%	2.87%	8.76%(3)	—
Old blended index(1)	—	13.44%	4.07%	2.93%	8.77%(3)	—
S&P 500 Index	—	16.52%	1.73%	-0.02%	9.18%(3)	—
Barclays Capital U.S. Aggregate Bond Index(2)	—	8.01%	6.45%	6.38%	7.35%(3)	—
Citigroup US Broad Investment-Grade Bond Index	—	7.68%	6.64%	6.50%	7.42%(3)	—
Institutional Class	ABINX	12.84%	3.73%	3.13%	2.92%	5/1/00

(1)	See Index Definitions pages.

(2)
In January 2010, the fund’s blended index changed. The old blended index was represented by 60% of the S&P 500 Index and the remaining 40% was represented by the Citigroup US Broad Investment-Grade Bond Index. The new blended index is represented by 60% of the S&P 500 Index and the remaining 40% is represented by the Barclays Capital U.S. Aggregate Bond Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

(3)	Since 10/31/88, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Balanced

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.91%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary
Balanced

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

In June 2010, equity portfolio manager Thomas Vaiana left American Century Investments to pursue other opportunities. With his departure, Claudia Musat, an equity portfolio manager who has been with the firm since 2005, was named co-portfolio manager of the Balanced equity component with Bill Martin.

Performance Summary

Balanced returned 12.70%* for the 12 months ended October 31, 2010, its best fiscal-year return in seven years. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index) returned 13.56%. Effective January 2010, the Barclays Capital U.S. Aggregate Bond Index replaced the Citigroup US Broad Investment-Grade Bond Index in the benchmark.

Both the fund and its benchmark generated double-digit gains for the period, reflecting the robust returns in the U.S. stock market and the solid advance of the U.S. bond market. Balanced modestly trailed the performance of its benchmark as both the equity and fixed-income portions of the portfolio posted returns that were in line with, but slightly behind, the returns of their respective components of the benchmark. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Stock Component Fared Well

The stock portion of Balanced generally kept pace with the 16.52% return of the S&P 500 for the 12-month period. The management approach of the stock component emphasizes individual stock selection over sector allocation, and security selection contributed positively to performance during the period, led by the health care and materials sectors.

An underweight position in health care equipment makers, along with stock selection among life sciences companies and pharmaceutical firms, produced virtually all of the outperformance in the health care sector. The top contributors included Endo Pharmaceuticals Holdings, which rallied after reporting solid earnings and announcing several beneficial acquisitions, and medical technology company Millipore, which was acquired by a German pharmaceutical firm. In the materials sector, the outperformance was driven almost entirely by metals and mining companies. The leading contributor was metals producer Freeport-McMoRan Copper & Gold, which reported stronger-than-expected earnings and benefited from a sharp rise in commodity prices during the last six months of the period.

Other notable positive performers during the period included auto parts maker TRW Automotive, online movie rental firm Netflix, and bearings manufacturer Timken. Both TRW and Timken were beneficiaries of a rebound in the auto industry, while Netflix enjoyed strong subscriber growth and an increase in online movie streaming.

*All fund returns referenced in this commentary are for Investor Class shares.

Balanced

On the downside, the equity component’s holdings in the information technology and industrials sectors detracted from relative results. Stock selection among computer hardware makers and semiconductor manufacturers had the biggest negative impact in the technology sector. Disk drive makers Western Digital and Seagate Technology struggled with lower prices amid a supply and demand imbalance in the disk-drive industry. The underperformance in the industrials sector resulted mainly from aerospace and defense companies; the most significant individual detractor was heavy-duty vehicle manufacturer Oshkosh, which was hurt by expectations of weaker defense spending going forward.

Bond Portion Advanced

The fixed-income component of Balanced’s portfolio performed roughly in line with the 8.01% return of the Barclays Capital U.S. Aggregate Bond Index for the 12-month period. Sector allocation added value during the period, especially an overweight position in corporate bonds and an underweight position in residential mortgage-backed securities. Small positions in commercial mortgage-backed securities and high-yield corporate bonds, which were the two best-performing segments of the bond market during the period, also contributed favorably to performance, as did timely investments in Treasury inflation-protected securities and Build America Bonds (taxable municipal bonds). An underweight position in nominal Treasury securities was generally positive for performance but detracted during the last six months of the period.

The bond component was positioned for a flatter yield curve—that is, a smaller gap between long- and short-term interest rates. We originally established the position in mid-2009 but added to it strategically throughout the 12-month period, and it paid off as the yield spread between two- and 30-year Treasury securities narrowed overall during the period. The yield curve remains significantly steeper than its historical average, so we are maintaining this positioning.

The bond portion’s exposure to non-dollar-denominated bonds detracted from performance versus the benchmark. As the sovereign debt issues in Greece and elsewhere in Europe worsened, the euro declined sharply against the U.S. dollar, and a stronger dollar lowers returns on foreign investments for U.S. investors. However, the dollar slumped against the euro late in the period as the sovereign debt crisis stabilized and the U.S. economy slowed.

A Look Ahead

We do not expect a return to recession, but neither do we think the U.S. economy will be entering a period of strong growth in the near future. While corporations have strengthened their balance sheets and restored profitability, consumers still face a sizable debt overhang, persistently high unemployment, and stagnant housing prices. These headwinds are likely to keep the economy in slow-growth mode as we move into 2011.

In this environment, we will continue to focus on our disciplined investment processes for both the stock and bond components of the portfolio.

Balanced

Top Ten Stock Holdings
% of net assets as of 10/31/10
Exxon Mobil Corp.	1.6%
International Business Machines Corp.	1.6%
Chevron Corp.	1.5%
AT&T, Inc.	1.4%
Microsoft Corp.	1.4%
Johnson & Johnson	1.3%
JPMorgan Chase & Co.	1.3%
Wells Fargo & Co.	1.2%
Intel Corp.	1.1%
Procter & Gamble Co. (The)	1.0%

Top Five Stock Industries
% of net assets as of 10/31/10
Oil, Gas & Consumable Fuels	5.7%
Pharmaceuticals	3.9%
Insurance	3.5%
Computers & Peripherals	2.6%
Software	2.5%

Key Fixed-Income Portfolio Statistics
As of 10/31/10
Weighted Average Life	6.2 years
Average Duration (Effective)	4.6 years

Types of Investments in Portfolio
% of net assets as of 10/31/10
Common Stocks	60.7%
Corporate Bonds	10.9%
U.S. Treasury Securities	9.4%
U.S. Government Agency Mortgage-Backed Securities	9.1%
U.S. Government Agency Securities and Equivalents	3.0%
Commercial Mortgage-Backed Securities	2.2%
Commercial Mortgage Obligations	1.0%
Municipal Securities	0.6%
Sovereign Governments & Agencies	0.4%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	0.5%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,023.90	$4.64	0.91%
Institutional Class	$1,000	$1,024.20	$3.62	0.71%
Hypothetical
Investor Class	$1,000	$1,020.62	$4.63	0.91%
Institutional Class	$1,000	$1,021.63	$3.62	0.71%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
Balanced

OCTOBER 31, 2010

	Shares/ Principal Amount	Value
Common Stocks — 60.7%
AEROSPACE & DEFENSE — 1.0%
Boeing Co. (The)	32,035	$ 2,262,952
Raytheon Co.	54,522	2,512,374
		4,775,326
AIR FREIGHT & LOGISTICS — 0.9%
United Parcel Service, Inc., Class B	62,341	4,198,043
AUTO COMPONENTS — 0.6%
TRW Automotive Holdings Corp.(1)	62,529	2,856,950
AUTOMOBILES — 0.4%
Ford Motor Co.(1)	149,000	2,105,370
BEVERAGES — 0.7%
Coca-Cola Co. (The)	16,769	1,028,275
Coca-Cola Enterprises, Inc.	11,128	267,183
Dr Pepper Snapple Group, Inc.	64,254	2,348,484
		3,643,942
BIOTECHNOLOGY — 1.6%
Amgen, Inc.(1)	59,027	3,375,754
Biogen Idec, Inc.(1)	42,720	2,678,971
Cephalon, Inc.(1)	25,912	1,721,594
		7,776,319
CAPITAL MARKETS — 1.2%
Goldman Sachs Group, Inc. (The)	20,762	3,341,644
Legg Mason, Inc.	78,977	2,450,656
		5,792,300
CHEMICALS — 1.4%
Cytec Industries, Inc.	25,903	1,282,717
Lubrizol Corp.	22,939	2,351,018
OM Group, Inc.(1)	10,295	342,515
PPG Industries, Inc.	35,006	2,684,960
W.R. Grace & Co.(1)	6,485	207,909
		6,869,119
COMMERCIAL BANKS — 1.9%
BB&T Corp.	5,077	118,853
PNC Financial Services Group, Inc.	36,097	1,945,628
SunTrust Banks, Inc.	19,678	492,343
U.S. Bancorp.	38,340	927,061
Wells Fargo & Co.	232,472	6,062,870
		9,546,755
COMMERCIAL SERVICES & SUPPLIES(2)
Waste Management, Inc.	1,546	55,223
COMMUNICATIONS EQUIPMENT — 0.9%
Cisco Systems, Inc.(1)	26,922	614,629
Harris Corp.	38,990	1,761,958
Plantronics, Inc.	7,782	279,218
Research In Motion Ltd.(1)	30,529	1,738,627
Tellabs, Inc.	29,030	197,985
		4,592,417
COMPUTERS & PERIPHERALS — 2.6%
Apple, Inc.(1)	15,652	4,709,217
Hewlett-Packard Co.	27,180	1,143,191
Lexmark International, Inc., Class A(1)	59,043	2,245,406
SanDisk Corp.(1)	32,416	1,218,193
Seagate Technology plc(1)	149,525	2,190,541
Western Digital Corp.(1)	39,849	1,275,965
		12,782,513
CONSTRUCTION & ENGINEERING — 0.3%
EMCOR Group, Inc.(1)	25,470	658,399
Shaw Group, Inc. (The)(1)	8,737	267,003
URS Corp.(1)	9,946	387,198
		1,312,600
CONSUMER FINANCE — 0.3%
American Express Co.	13,492	559,378
Cash America International, Inc.	24,459	861,691
		1,421,069
CONTAINERS & PACKAGING(2)
Graphic Packaging Holding Co.(1)	62,291	227,985
DIVERSIFIED CONSUMER SERVICES — 0.6%
Career Education Corp.(1)	21,410	375,532
H&R Block, Inc.	2,403	28,331
ITT Educational Services, Inc.(1)	37,493	2,419,423
		2,823,286
DIVERSIFIED FINANCIAL SERVICES — 1.9%
Bank of America Corp.	255,810	2,926,466
JPMorgan Chase & Co.	169,320	6,371,512
		9,297,978

Balanced

Shares/ Principal Amount	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.1%
AT&T, Inc.	243,337	$ 6,935,105
Verizon Communications, Inc.	111,454	3,618,911
		10,554,016
ELECTRIC UTILITIES — 0.4%
Entergy Corp.	5,441	405,517
Exelon Corp.	17,362	708,717
NextEra Energy, Inc.	16,394	902,326
		2,016,560
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Anixter International, Inc.	490	26,308
Celestica, Inc.(1)	44,133	371,600
Tyco Electronics Ltd.	54,720	1,733,530
Vishay Intertechnology, Inc.(1)	12,247	138,391
Vishay Precision Group, Inc.(1)	630	10,710
		2,280,539
ENERGY EQUIPMENT & SERVICES — 0.9%
Complete Production Services, Inc.(1)	17,036	399,153
National Oilwell Varco, Inc.	40,920	2,199,859
Oil States International, Inc.(1)	17,064	872,312
Transocean Ltd.(1)	17,107	1,083,900
		4,555,224
FOOD & STAPLES RETAILING — 0.2%
Wal-Mart Stores, Inc.	19,866	1,076,141
FOOD PRODUCTS — 2.2%
ConAgra Foods, Inc.	232	5,218
Corn Products International, Inc.	37,092	1,578,264
Del Monte Foods Co.	148,257	2,126,005
Dole Food Co., Inc.(1)	22,301	205,615
Flowers Foods, Inc.	10,845	276,331
Hershey Co. (The)	34,738	1,719,184
Kellogg Co.	26,913	1,352,647
Sara Lee Corp.	113,176	1,621,812
Tyson Foods, Inc., Class A	137,287	2,134,813
		11,019,889
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Becton, Dickinson & Co.	5,837	440,810
Hospira, Inc.(1)	1,836	109,205
STERIS Corp.	5,774	197,587
		747,602
HEALTH CARE PROVIDERS & SERVICES — 2.0%
Cardinal Health, Inc.	67,172	2,330,197
Health Net, Inc.(1)	37,241	1,001,410
Humana, Inc.(1)	53,596	3,124,111
Magellan Health Services, Inc.(1)	13,208	633,984
UnitedHealth Group, Inc.	73,663	2,655,551
		9,745,253
HOTELS, RESTAURANTS & LEISURE — 0.5%
Brinker International, Inc.	2,351	43,588
McDonald’s Corp.	4,694	365,052
Starbucks Corp.	66,098	1,882,471
		2,291,111
HOUSEHOLD DURABLES — 0.1%
American Greetings Corp., Class A	20,403	395,206
HOUSEHOLD PRODUCTS — 2.0%
Colgate-Palmolive Co.	7,020	541,382
Energizer Holdings, Inc.(1)	19,335	1,445,871
Kimberly-Clark Corp.	46,326	2,934,289
Procter & Gamble Co. (The)	79,591	5,059,600
		9,981,142
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.4%
Mirant Corp.(1)	78,288	830,635
NRG Energy, Inc.(1)	51,147	1,018,337
		1,848,972
INDUSTRIAL CONGLOMERATES — 1.2%
3M Co.	36,735	3,093,822
General Electric Co.	129,504	2,074,654
Seaboard Corp.	17	31,519
Tyco International Ltd.	24,091	922,203
		6,122,198
INSURANCE — 3.5%
ACE Ltd.	14,283	848,696
Allied World Assurance Co. Holdings Ltd.	30,337	1,735,580
American Financial Group, Inc.	76,993	2,354,446
Aspen Insurance Holdings Ltd.	17,345	492,078
Berkshire Hathaway, Inc., Class B(1)	11,057	879,695
Chubb Corp. (The)	15,007	870,706
Endurance Specialty Holdings Ltd.	10,412	431,057
Horace Mann Educators Corp.	16,890	315,674

Balanced

Shares/ Principal Amount	Value
Loews Corp.	65,592	$ 2,589,572
Principal Financial Group, Inc.	101,234	2,717,120
Prudential Financial, Inc.	55,639	2,925,498
Travelers Cos., Inc. (The)	23,459	1,294,937
		17,455,059
INTERNET SOFTWARE & SERVICES — 0.9%
AOL, Inc.(1)	25,802	688,397
EarthLink, Inc.	48,146	432,833
Google, Inc., Class A(1)	5,717	3,504,464
		4,625,694
IT SERVICES — 2.5%
Accenture plc, Class A	29,173	1,304,325
Computer Sciences Corp.	48,635	2,385,547
International Business Machines Corp.	55,701	7,998,664
Western Union Co. (The)	34,491	607,041
		12,295,577
LEISURE EQUIPMENT & PRODUCTS — 0.5%
Polaris Industries, Inc.	36,755	2,612,913
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Bruker Corp.(1)	43,004	644,630
MACHINERY — 1.5%
Briggs & Stratton Corp.	21,147	372,187
Caterpillar, Inc.	26,191	2,058,613
Cummins, Inc.	16,086	1,417,177
Deere & Co.	7,739	594,355
Eaton Corp.	1,321	117,344
Oshkosh Corp.(1)	12,729	375,633
Timken Co.	64,347	2,665,253
		7,600,562
MEDIA — 1.5%
Comcast Corp., Class A	154,497	3,179,548
DirecTV, Class A(1)	8,495	369,193
Liberty Media Corp. - Starz, Series A(1)	3,126	204,816
Scholastic Corp.	11,311	333,109
Time Warner, Inc.	95,532	3,105,745
Washington Post Co. (The), Class B	905	363,946
		7,556,357
METALS & MINING — 1.2%
Freeport-McMoRan Copper & Gold, Inc.	44,992	4,259,842
Newmont Mining Corp.	28,157	1,713,917
		5,973,759
MULTILINE RETAIL — 0.9%
Dollar Tree, Inc.(1)	16,878	866,010
Macy’s, Inc.	22,643	535,281
Target Corp.	61,159	3,176,598
		4,577,889
MULTI-UTILITIES — 0.9%
DTE Energy Co.	31,285	1,462,886
Integrys Energy Group, Inc.	56,194	2,988,959
		4,451,845
OFFICE ELECTRONICS — 0.1%
Xerox Corp.	41,695	487,832
OIL, GAS & CONSUMABLE FUELS — 5.7%
Apache Corp.	26,716	2,698,850
Canadian Natural Resources Ltd.	43,857	1,599,465
Chevron Corp.	87,320	7,213,505
Cimarex Energy Co.	6,504	499,182
ConocoPhillips	70,914	4,212,292
Exxon Mobil Corp.	121,795	8,095,714
Murphy Oil Corp.	18,970	1,236,085
Occidental Petroleum Corp.	29,007	2,280,821
Sunoco, Inc.	7,771	291,179
		28,127,093
PAPER & FOREST PRODUCTS — 0.1%
International Paper Co.	11,913	301,161
PHARMACEUTICALS — 3.9%
Abbott Laboratories	40,374	2,071,994
Bristol-Myers Squibb Co.	87,917	2,364,967
Eli Lilly & Co.	97,738	3,440,378
Endo Pharmaceuticals Holdings, Inc.(1)	57,320	2,105,937
Forest Laboratories, Inc.(1)	49,410	1,633,000
Johnson & Johnson	103,078	6,562,976
Merck & Co., Inc.	2,357	85,512
Pfizer, Inc.	55,634	968,032
		19,232,796
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%
Equity LifeStyle Properties, Inc.	6,959	396,106
Rayonier, Inc.	21,150	1,104,030
Simon Property Group, Inc.	2,635	253,013
		1,753,149
ROAD & RAIL — 0.3%
CSX Corp.	11,351	697,519
Norfolk Southern Corp.	9,946	611,579
		1,309,098

Balanced

Shares/ Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Advanced Micro Devices, Inc.(1)	48,076	$ 352,397
Intel Corp.	277,983	5,579,119
LSI Corp.(1)	43,116	225,928
Marvell Technology Group Ltd.(1)	75,747	1,462,674
Micron Technology, Inc.(1)	259,237	2,143,890
Teradyne, Inc.(1)	42,845	481,578
Texas Instruments, Inc.	6,548	193,624
		10,439,210
SOFTWARE — 2.5%
Intuit, Inc.(1)	67,214	3,226,272
Microsoft Corp.	259,428	6,911,162
Oracle Corp.	63,890	1,878,366
Synopsys, Inc.(1)	18,634	476,658
		12,492,458
SPECIALTY RETAIL — 1.9%
Advance Auto Parts, Inc.	30,586	1,987,478
AutoZone, Inc.(1)	1,047	248,799
Best Buy Co., Inc.	4,370	187,823
Gap, Inc. (The)	62,565	1,189,361
Home Depot, Inc. (The)	2,223	68,646
PetSmart, Inc.	7,968	298,242
Rent-A-Center, Inc.	15,261	383,661
Ross Stores, Inc.	37,924	2,237,137
Williams-Sonoma, Inc.	82,409	2,667,579
		9,268,726
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Jones Group, Inc. (The)	28,717	415,248
TOBACCO — 1.1%
Altria Group, Inc.	14,808	376,419
Philip Morris International, Inc.	85,236	4,986,306
		5,362,725
TOTAL COMMON STOCKS (Cost $253,751,365)		299,694,829
Corporate Bonds — 10.9%
AEROSPACE & DEFENSE — 0.3%
Honeywell International, Inc., 5.30%, 3/1/18(3)	230,000	268,601
L-3 Communications Corp., 5.875%, 1/15/15(3)	160,000	164,000
Lockheed Martin Corp., 5.50%, 11/15/39(3)	260,000	275,048
United Technologies Corp., 6.05%, 6/1/36(3)	454,000	524,463
United Technologies Corp., 5.70%, 4/15/40(3)	200,000	225,150
		1,457,262
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.375%, 3/18/13(3)(4)	170,000	174,425
American Honda Finance Corp., 2.50%, 9/21/15(3)(4)	220,000	225,077
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)(4)	50,000	51,649
		451,151
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(3)	300,000	311,973
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(3)(4)	110,000	142,474
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(4)	250,000	312,987
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(3)	230,000	283,745
PepsiCo, Inc., 4.875%, 11/1/40(3)	50,000	49,999
SABMiller plc, 6.20%, 7/1/11(3)(4)	230,000	237,954
		1,339,132
BIOTECHNOLOGY(2)
Amgen, Inc., 3.45%, 10/1/20(3)	100,000	100,539
CAPITAL MARKETS — 0.9%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(3)	330,000	385,409
Credit Suisse (New York), 5.00%, 5/15/13(3)	340,000	372,144
Credit Suisse (New York), 5.50%, 5/1/14(3)	200,000	225,320
Credit Suisse (New York), 5.30%, 8/13/19(3)	230,000	255,710
Credit Suisse (New York), 4.375%, 8/5/20(3)	160,000	164,945
Deutsche Bank AG (London), 4.875%, 5/20/13(3)	330,000	359,059
Deutsche Bank AG (London), 3.875%, 8/18/14(3)	190,000	204,454
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(3)	150,000	168,697

Balanced

Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(3)	$ 850,000	$ 1,024,823
Jefferies Group, Inc., 8.50%, 7/15/19(3)	130,000	153,747
Korea Development Bank, 3.25%, 3/9/16(3)	100,000	100,781
Morgan Stanley, 4.20%, 11/20/14(3)	200,000	208,119
Morgan Stanley, 6.625%, 4/1/18(3)	410,000	461,208
Morgan Stanley, 5.625%, 9/23/19(3)	250,000	262,974
UBS AG (Stamford Branch), 2.25%, 8/12/13(3)	100,000	102,238
UBS AG (Stamford Branch), 5.875%, 12/20/17(3)	220,000	252,547
		4,702,175
CHEMICALS — 0.2%
CF Industries, Inc., 6.875%, 5/1/18	210,000	239,925
Dow Chemical Co. (The), 5.90%, 2/15/15(3)	110,000	124,072
Dow Chemical Co. (The), 8.55%, 5/15/19(3)	190,000	244,414
Rohm & Haas Co., 5.60%, 3/15/13(3)	240,000	259,390
		867,801
COMMERCIAL BANKS — 0.5%
Barclays Bank plc, 5.00%, 9/22/16(3)	200,000	222,719
BB&T Corp., 5.70%, 4/30/14(3)	150,000	169,462
Fifth Third Bancorp., 6.25%, 5/1/13(3)	140,000	154,309
HSBC Bank plc, 3.50%, 6/28/15(3)(4)	140,000	148,403
HSBC Holdings plc, 6.80%, 6/1/38(3)	80,000	89,330
HSBC USA, Inc., 5.00%, 9/27/20(3)	110,000	110,415
National Australia Bank Ltd., 2.75%, 9/28/15(3)(4)	100,000	101,725
PNC Bank N.A., 6.00%, 12/7/17(3)	290,000	327,348
PNC Funding Corp., 4.25%, 9/21/15(3)	50,000	54,132
Royal Bank of Scotland plc, 3.95%, 9/21/15	220,000	226,946
SunTrust Bank, 7.25%, 3/15/18(3)	110,000	124,674
Wachovia Bank N.A., 4.80%, 11/1/14(3)	373,000	404,571
Wachovia Bank N.A., 4.875%, 2/1/15(3)	123,000	133,860
Wells Fargo & Co., 3.625%, 4/15/15(3)	110,000	115,995
Wells Fargo & Co., 5.625%, 12/11/17(3)	50,000	56,605
		2,440,494
COMMERCIAL SERVICES & SUPPLIES — 0.2%
Corrections Corp. of America, 6.25%, 3/15/13(3)	250,000	253,750
Republic Services, Inc., 5.50%, 9/15/19(3)	250,000	283,599
Republic Services, Inc., 6.20%, 3/1/40(3)	140,000	153,350
Waste Management, Inc., 6.125%, 11/30/39(3)	120,000	130,354
		821,053
COMMUNICATIONS EQUIPMENT(2)
Cisco Systems, Inc., 5.90%, 2/15/39(3)	210,000	237,219
CONSUMER FINANCE — 0.5%
American Express Centurion Bank, 5.55%, 10/17/12(3)	150,000	161,427
American Express Centurion Bank, 6.00%, 9/13/17(3)	250,000	286,608
American Express Co., 7.25%, 5/20/14(3)	100,000	117,156
Capital One Bank USA N.A., 8.80%, 7/15/19(3)	250,000	317,610
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(3)	130,000	138,057
General Electric Capital Corp., 3.75%, 11/14/14(3)	200,000	213,764
General Electric Capital Corp., 5.625%, 9/15/17(3)	450,000	505,322
General Electric Capital Corp., 6.00%, 8/7/19(3)	150,000	169,750
General Electric Capital Corp., 4.375%, 9/16/20(3)	320,000	323,431
SLM Corp., 5.375%, 1/15/13(3)	110,000	111,706
		2,344,831
CONTAINERS & PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(3)	130,000	142,350
Ball Corp., 6.75%, 9/15/20(3)	120,000	132,600
		274,950

Balanced

Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Arch Western Finance LLC, 6.75%, 7/1/13(3)	$ 47,000	$ 47,705
Bank of America Corp., 4.50%, 4/1/15(3)	190,000	198,057
Bank of America Corp., 6.50%, 8/1/16(3)	320,000	357,389
Bank of America Corp., 5.75%, 12/1/17(3)	150,000	159,210
Bank of America N.A., 5.30%, 3/15/17(3)	420,000	431,221
Citigroup, Inc., 6.00%, 12/13/13(3)	330,000	365,299
Citigroup, Inc., 6.01%, 1/15/15(3)	310,000	343,899
Citigroup, Inc., 4.75%, 5/19/15	70,000	74,697
Citigroup, Inc., 6.125%, 5/15/18(3)	320,000	357,383
Citigroup, Inc., 8.50%, 5/22/19(3)	100,000	125,768
Citigroup, Inc., 5.375%, 8/9/20(3)	80,000	84,358
JPMorgan Chase & Co., 3.70%, 1/20/15(3)	110,000	116,433
JPMorgan Chase & Co., 6.00%, 1/15/18(3)	670,000	765,932
		3,427,351
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.8%
Alltel Corp., 7.875%, 7/1/32(3)	100,000	130,326
AT&T, Inc., 6.80%, 5/15/36(3)	350,000	405,734
AT&T, Inc., 6.55%, 2/15/39(3)	470,000	537,515
British Telecommunications plc, 5.95%, 1/15/18(3)	120,000	134,211
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(3)	130,000	178,277
CenturyLink, Inc., 7.60%, 9/15/39(3)	120,000	120,432
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(3)	150,000	186,632
Embarq Corp., 7.08%, 6/1/16(3)	69,000	78,886
Frontier Communications Corp., 8.50%, 4/15/20(3)	130,000	150,800
Qwest Corp., 7.875%, 9/1/11(3)	120,000	126,750
Qwest Corp., 7.50%, 10/1/14(3)	200,000	229,500
Sprint Capital Corp., 7.625%, 1/30/11(3)	180,000	182,700
Telecom Italia Capital SA, 6.175%, 6/18/14(3)	340,000	380,215
Telecom Italia Capital SA, 7.00%, 6/4/18(3)	130,000	154,660
Telefonica Emisiones SAU, 5.88%, 7/15/19(3)	220,000	252,566
Verizon Communications, Inc., 6.40%, 2/15/38(3)	70,000	79,729
Verizon Communications, Inc., 7.35%, 4/1/39(3)	160,000	202,068
Windstream Corp., 7.875%, 11/1/17(3)	220,000	241,450
		3,772,451
ELECTRIC UTILITIES — 0.3%
Carolina Power & Light Co., 5.15%, 4/1/15(3)	100,000	114,715
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(3)	81,000	89,019
Duke Energy Corp., 3.95%, 9/15/14(3)	130,000	140,773
Edison International, 3.75%, 9/15/17(3)	130,000	134,421
Exelon Generation Co. LLC, 5.20%, 10/1/19(3)	150,000	165,899
Exelon Generation Co. LLC, 4.00%, 10/1/20(3)	100,000	99,778
FirstEnergy Solutions Corp., 6.05%, 8/15/21(3)	300,000	323,724
Florida Power Corp., 6.35%, 9/15/37(3)	230,000	272,999
Southern California Edison Co., 5.625%, 2/1/36(3)	60,000	65,631
		1,406,959
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(3)	150,000	173,625
Jabil Circuit, Inc., 5.625%, 12/15/20(5)	140,000	141,575
		315,200
ENERGY EQUIPMENT & SERVICES — 0.1%
Transocean, Inc., 6.50%, 11/15/20(3)	100,000	111,661
Weatherford International Ltd., 9.625%, 3/1/19(3)	240,000	317,431
		429,092

Balanced

Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 0.4%
CVS Caremark Corp., 6.60%, 3/15/19(3)	$ 350,000	$ 426,244
Kroger Co. (The), 6.40%, 8/15/17(3)	200,000	237,510
Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)	468,000	532,195
Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)	220,000	255,354
Wal-Mart Stores, Inc., 5.625%, 4/1/40(3)	420,000	458,477
Wal-Mart Stores, Inc., 5.00%, 10/25/40(3)	150,000	149,651
		2,059,431
FOOD PRODUCTS — 0.2%
Kellogg Co., 4.45%, 5/30/16(3)	200,000	225,371
Kraft Foods, Inc., 6.00%, 2/11/13(3)	70,000	77,724
Kraft Foods, Inc., 5.375%, 2/10/20(3)	330,000	370,405
Kraft Foods, Inc., 6.50%, 2/9/40(3)	150,000	172,771
Mead Johnson Nutrition Co., 3.50%, 11/1/14(3)	120,000	127,090
Ralcorp Holdings, Inc., 6.625%, 8/15/39(3)	130,000	139,838
		1,113,199
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Baxter International, Inc., 5.90%, 9/1/16(3)	130,000	157,383
Covidien International Finance SA, 1.875%, 6/15/13(3)	170,000	173,734
		331,117
HEALTH CARE PROVIDERS & SERVICES — 0.2%
Express Scripts, Inc., 5.25%, 6/15/12(3)	230,000	245,238
Express Scripts, Inc., 7.25%, 6/15/19(3)	360,000	450,066
Medco Health Solutions, Inc., 7.25%, 8/15/13(3)	270,000	312,206
WellPoint, Inc., 5.80%, 8/15/40(3)	60,000	60,376
		1,067,886
HOTELS, RESTAURANTS & LEISURE — 0.1%
McDonald’s Corp., 5.35%, 3/1/18(3)	170,000	199,461
Wyndham Worldwide Corp., 6.00%, 12/1/16(3)	50,000	53,487
Wyndham Worldwide Corp., 5.75%, 2/1/18(3)	70,000	72,847
Yum! Brands, Inc., 5.30%, 9/15/19(3)	310,000	345,823
		671,618
HOUSEHOLD DURABLES — 0.1%
Jarden Corp., 8.00%, 5/1/16	230,000	255,013
Toll Brothers Finance Corp., 6.75%, 11/1/19(3)	100,000	104,554
		359,567
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.00%, 2/1/13(3)	158,000	171,569
General Electric Co., 5.25%, 12/6/17(3)	230,000	259,338
		430,907
INSURANCE — 0.4%
Allstate Corp. (The), 7.45%, 5/16/19	150,000	188,363
American International Group, Inc., 5.85%, 1/16/18(3)	80,000	85,000
American International Group, Inc., 8.25%, 8/15/18(3)	100,000	119,875
CNA Financial Corp., 5.875%, 8/15/20(3)	60,000	61,493
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(3)	110,000	113,247
Lincoln National Corp., 6.25%, 2/15/20(3)	160,000	178,679
MetLife Global Funding I, 5.125%, 4/10/13(3)(4)	200,000	217,969
MetLife, Inc., 6.75%, 6/1/16(3)	260,000	312,047
New York Life Global Funding, 4.65%, 5/9/13(3)(4)	150,000	162,783
Prudential Financial, Inc., 7.375%, 6/15/19(3)	120,000	145,688
Prudential Financial, Inc., 5.40%, 6/13/35(3)	270,000	258,133
Travelers Cos., Inc. (The), 5.90%, 6/2/19(3)	100,000	116,597
Travelers Cos., Inc. (The), 3.90%, 11/1/20(3)(5)	50,000	50,850
		2,010,724
INTERNET SOFTWARE & SERVICES(2)
eBay, Inc., 3.25%, 10/15/20(3)	60,000	59,252
LEISURE EQUIPMENT & PRODUCTS(2)
Hasbro, Inc., 6.35%, 3/15/40(3)	150,000	151,688

Balanced

Shares/ Principal Amount	Value
MACHINERY(2)
Deere & Co., 5.375%, 10/16/29(3)	$ 200,000	$ 219,059
MEDIA — 1.0%
CBS Corp., 5.75%, 4/15/20(3)	110,000	122,141
CBS Corp., 4.30%, 2/15/21(3)	160,000	158,966
CBS Corp., 5.50%, 5/15/33(3)	120,000	112,425
Comcast Corp., 5.90%, 3/15/16(3)	189,000	220,820
Comcast Corp., 5.70%, 5/15/18(3)	120,000	137,459
Comcast Corp., 6.40%, 5/15/38(3)	220,000	241,981
Comcast Corp., 6.40%, 3/1/40(3)	80,000	88,564
DirecTV Holdings LLC, 3.55%, 3/15/15(3)	190,000	199,769
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(3)	305,000	335,131
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375%, 6/15/15(3)	210,000	218,400
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(3)	300,000	357,000
Lamar Media Corp., 9.75%, 4/1/14(3)	150,000	174,000
NBC Universal, Inc., 5.15%, 4/30/20(4)	90,000	97,848
NBC Universal, Inc., 4.375%, 4/1/21(4)	220,000	225,173
NBC Universal, Inc., 5.95%, 4/1/41(4)	70,000	71,844
News America, Inc., 6.90%, 8/15/39(3)	150,000	174,468
Omnicom Group, Inc., 4.45%, 8/15/20(3)	245,000	252,136
Time Warner Cable, Inc., 5.40%, 7/2/12(3)	350,000	374,530
Time Warner Cable, Inc., 6.75%, 7/1/18(3)	240,000	288,482
Time Warner, Inc., 3.15%, 7/15/15(3)	140,000	146,704
Time Warner, Inc., 7.70%, 5/1/32(3)	200,000	246,971
Viacom, Inc., 6.25%, 4/30/16(3)	490,000	580,840
Virgin Media Secured Finance plc, 6.50%, 1/15/18(3)	250,000	269,375
		5,095,027
METALS & MINING — 0.4%
Alcoa, Inc., 6.15%, 8/15/20(3)	150,000	158,619
Anglo American Capital plc, 4.45%, 9/27/20(3)(4)	40,000	41,667
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(3)	130,000	139,119
ArcelorMittal, 9.85%, 6/1/19(3)	240,000	310,098
ArcelorMittal, 5.25%, 8/5/20(3)	120,000	121,664
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(3)	210,000	237,862
Newmont Mining Corp., 6.25%, 10/1/39(3)	220,000	248,154
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(3)	290,000	328,295
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(5)	80,000	80,087
Teck Resources Ltd., 5.375%, 10/1/15(3)	70,000	77,960
Vale Overseas Ltd., 5.625%, 9/15/19(3)	90,000	101,116
Vale Overseas Ltd., 4.625%, 9/15/20	60,000	62,428
		1,907,069
MULTILINE RETAIL(2)
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(3)	175,000	183,969
MULTI-UTILITIES — 0.4%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(3)	230,000	265,828
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(3)	330,000	363,250
CMS Energy Corp., 4.25%, 9/30/15	60,000	61,497
CMS Energy Corp., 8.75%, 6/15/19(3)	180,000	217,008
Dominion Resources, Inc., 6.40%, 6/15/18(3)	230,000	277,887
Pacific Gas & Electric Co., 5.80%, 3/1/37(3)	303,000	330,359
PG&E Corp., 5.75%, 4/1/14(3)	60,000	67,647
Sempra Energy, 8.90%, 11/15/13(3)	170,000	204,511
Sempra Energy, 6.50%, 6/1/16(3)	100,000	120,789
		1,908,776

Balanced

Shares/ Principal Amount	Value
OFFICE ELECTRONICS — 0.1%
Xerox Corp., 5.65%, 5/15/13(3)	$ 80,000	$ 87,757
Xerox Corp., 4.25%, 2/15/15(3)	200,000	215,604
		303,361
OIL, GAS & CONSUMABLE FUELS — 1.2%
Anadarko Petroleum Corp., 6.45%, 9/15/36(3)	290,000	289,790
Apache Corp., 5.10%, 9/1/40(3)	90,000	90,335
BP Capital Markets plc, 4.50%, 10/1/20(3)	100,000	103,790
Cenovus Energy, Inc., 4.50%, 9/15/14(3)	140,000	154,801
Chesapeake Energy Corp., 7.625%, 7/15/13(3)	100,000	109,375
ConocoPhillips, 5.75%, 2/1/19(3)	240,000	287,975
ConocoPhillips, 6.50%, 2/1/39(3)	370,000	456,379
El Paso Corp., 7.875%, 6/15/12(3)	110,000	117,972
Enbridge Energy Partners LP, 6.50%, 4/15/18(3)	130,000	153,723
Enbridge Energy Partners LP, 5.20%, 3/15/20(3)	100,000	109,645
Enbridge Energy Partners LP, 5.50%, 9/15/40(3)	120,000	117,952
Enterprise Products Operating LLC, 3.70%, 6/1/15(3)	150,000	159,241
Enterprise Products Operating LLC, 6.30%, 9/15/17(3)	390,000	455,814
Enterprise Products Operating LLC, 6.45%, 9/1/40(3)	100,000	110,918
EOG Resources, Inc., 5.625%, 6/1/19(3)	150,000	177,254
Hess Corp., 6.00%, 1/15/40(3)	110,000	119,206
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(3)	200,000	240,295
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(3)	130,000	138,569
Magellan Midstream Partners LP, 6.55%, 7/15/19(3)	150,000	178,650
Motiva Enterprises LLC, 5.75%, 1/15/20(3)(4)	160,000	184,946
Nexen, Inc., 5.65%, 5/15/17(3)	150,000	172,588
Peabody Energy Corp., 6.50%, 9/15/20(3)	70,000	78,575
Petrobras International Finance Co., 5.75%, 1/20/20(3)	120,000	134,857
Petroleos Mexicanos, 6.00%, 3/5/20(3)	120,000	136,080
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(3)	60,000	63,608
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(3)	190,000	242,999
Shell International Finance BV, 3.10%, 6/28/15(3)	140,000	148,634
Shell International Finance BV, 6.375%, 12/15/38(3)	200,000	245,179
Talisman Energy, Inc., 7.75%, 6/1/19(3)	350,000	453,747
TransCanada PipeLines Ltd., 3.80%, 10/1/20	80,000	82,624
Williams Partners LP, 5.25%, 3/15/20(3)	120,000	131,351
XTO Energy, Inc., 6.50%, 12/15/18(3)	150,000	190,602
		5,837,474
PAPER & FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(4)(5)	240,000	243,600
International Paper Co., 9.375%, 5/15/19(3)	110,000	145,486
International Paper Co., 7.30%, 11/15/39(3)	150,000	171,752
		560,838
PHARMACEUTICALS — 0.3%
Abbott Laboratories, 5.875%, 5/15/16(3)	100,000	120,747
Abbott Laboratories, 5.30%, 5/27/40(3)	100,000	105,965
AstraZeneca plc, 5.40%, 9/15/12(3)	295,000	321,388
AstraZeneca plc, 5.90%, 9/15/17(3)	200,000	239,764
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(3)	180,000	198,276
Pfizer, Inc., 7.20%, 3/15/39(3)	170,000	226,834
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(3)	410,000	449,414
		1,662,388

Balanced

Shares/ Principal Amount	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Digital Realty Trust LP, 5.875%, 2/1/20(3)(4)	$ 150,000	$ 159,757
Host Hotels & Resort, Inc., 6.00%, 11/1/20(3)(4)	120,000	120,600
Kimco Realty Corp., 6.875%, 10/1/19(3)	90,000	104,598
ProLogis, 5.625%, 11/15/16(3)	270,000	285,042
Simon Property Group LP, 5.75%, 12/1/15(3)	220,000	251,543
		921,540
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
AMB Property LP, 6.625%, 12/1/19(3)	160,000	181,500
ROAD & RAIL — 0.1%
Burlington Northern Santa Fe Corp., 5.05%, 3/1/41(3)	60,000	57,965
Union Pacific Corp., 5.75%, 11/15/17(3)	340,000	397,546
		455,511
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17(3)	254,000	287,893
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.40%, 3/1/16(3)	350,000	402,011
Staples, Inc., 9.75%, 1/15/14(3)	145,000	179,756
		581,767
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
America Movil SAB de CV, 5.00%, 10/16/19(3)	200,000	218,085
America Movil SAB de CV, 5.00%, 3/30/20(3)	110,000	120,797
American Tower Corp., 4.625%, 4/1/15(3)	170,000	183,336
Rogers Communications, Inc., 6.25%, 6/15/13(3)	180,000	202,985
SBA Telecommunications, Inc., 8.25%, 8/15/19(3)	120,000	135,600
		860,803
TOTAL CORPORATE BONDS (Cost $48,874,479)		53,610,024
U.S. Treasury Securities — 9.4%
U.S. Treasury Bonds, 5.50%, 8/15/28(3)	70,000	88,123
U.S. Treasury Bonds, 5.25%, 2/15/29(3)	1,239,000	1,517,194
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	3,240,000	3,453,130
U.S. Treasury Notes, 1.875%, 6/15/12(3)	$12,200,000	12,511,673
U.S. Treasury Notes, 1.375%, 9/15/12(3)	4,200,000	4,281,703
U.S. Treasury Notes, 1.375%, 5/15/13(3)	1,000,000	1,024,297
U.S. Treasury Notes, 2.375%, 8/31/14(3)	11,000,000	11,660,858
U.S. Treasury Notes, 1.25%, 9/30/15(3)	3,686,000	3,704,143
U.S. Treasury Notes, 3.125%, 5/15/19(3)	7,000,000	7,424,921
U.S. Treasury Notes, 2.625%, 8/15/20(3)	571,000	571,714
TOTAL U.S. TREASURY SECURITIES (Cost $44,234,761)		46,237,756
U.S. Government Agency Mortgage-Backed Securities(6) — 9.1%
FHLMC, 7.00%, 10/1/12(3)	32,190	33,907
FHLMC, 4.50%, 1/1/19(3)	1,201,051	1,280,866
FHLMC, 6.50%, 1/1/28(3)	81,740	91,943
FHLMC, 5.50%, 12/1/33(3)	692,372	749,662
FHLMC, 5.50%, 1/1/38(3)	1,782,793	1,916,940
FHLMC, 6.00%, 8/1/38	516,471	560,176
FHLMC, 6.50%, 7/1/47(3)	84,228	92,395
FNMA, 6.50%, 5/1/11(3)	1,132	1,241
FNMA, 7.50%, 11/1/11(3)	26,198	26,984
FNMA, 6.50%, 5/1/13(3)	2,124	2,328
FNMA, 6.50%, 5/1/13(3)	3,862	4,234
FNMA, 6.50%, 6/1/13(3)	676	741
FNMA, 6.50%, 6/1/13(3)	5,267	5,775
FNMA, 6.50%, 6/1/13(3)	7,678	8,418
FNMA, 6.50%, 6/1/13(3)	11,464	12,569
FNMA, 6.00%, 1/1/14(3)	38,303	41,544
FNMA, 6.00%, 4/1/14(3)	137,829	149,489
FNMA, 4.50%, 5/1/19(3)	422,500	451,964
FNMA, 4.50%, 5/1/19(3)	964,030	1,031,258
FNMA, 5.00%, 9/1/20(3)	2,028,838	2,176,946
FNMA, 6.50%, 1/1/28(3)	25,468	28,359
FNMA, 7.00%, 1/1/28(3)	62,373	71,327
FNMA, 6.50%, 1/1/29(3)	95,661	108,375
FNMA, 7.50%, 7/1/29(3)	161,151	185,700
FNMA, 7.50%, 9/1/30(3)	50,096	57,705
FNMA, 6.50%, 9/1/31(3)	82,684	93,518
FNMA, 7.00%, 9/1/31(3)	29,810	34,207

Balanced

Shares/ Principal Amount	Value
FNMA, 6.50%, 1/1/32(3)	$ 140,377	$ 158,683
FNMA, 7.00%, 6/1/32(3)	332,348	381,013
FNMA, 6.50%, 8/1/32(3)	138,764	156,859
FNMA, 5.50%, 6/1/33(3)	866,109	939,400
FNMA, 5.50%, 7/1/33(3)	1,114,339	1,208,635
FNMA, 5.50%, 8/1/33(3)	1,067,642	1,157,986
FNMA, 5.50%, 9/1/33(3)	697,314	756,321
FNMA, 5.00%, 11/1/33(3)	3,307,747	3,543,055
FNMA, 5.50%, 1/1/34(3)	4,663,140	5,069,354
FNMA, 4.50%, 9/1/35(3)	3,011,137	3,181,656
FNMA, 5.00%, 2/1/36(3)	3,424,678	3,659,742
FNMA, 5.50%, 4/1/36(3)	1,368,985	1,479,696
FNMA, 5.50%, 5/1/36(3)	2,734,519	2,955,661
FNMA, 5.50%, 2/1/37(3)	901,839	971,671
FNMA, 6.00%, 7/1/37	5,847,779	6,395,616
FNMA, 6.50%, 8/1/37(3)	899,647	983,085
FNMA, 6.50%, 6/1/47(3)	58,112	63,501
FNMA, 6.50%, 8/1/47(3)	226,186	247,164
FNMA, 6.50%, 8/1/47(3)	235,203	257,017
FNMA, 6.50%, 9/1/47(3)	22,183	24,240
FNMA, 6.50%, 9/1/47(3)	83,395	91,129
FNMA, 6.50%, 9/1/47(3)	134,743	147,240
FNMA, 6.50%, 9/1/47(3)	558,418	610,209
GNMA, 7.00%, 4/20/26(3)	144,316	163,695
GNMA, 7.50%, 8/15/26(3)	76,233	88,309
GNMA, 7.00%, 2/15/28(3)	17,075	19,793
GNMA, 7.50%, 2/15/28(3)	36,722	42,663
GNMA, 7.00%, 12/15/28(3)	38,063	44,123
GNMA, 7.00%, 5/15/31(3)	155,883	180,994
GNMA, 5.50%, 11/15/32(3)	905,144	987,451
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $41,553,100)		45,184,532
U.S. Government Agency Securities and Equivalents — 3.0%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 2.2%
FHLMC, 2.875%, 2/9/15(3)	2,900,000	3,112,532
FNMA, 2.75%, 3/13/14(3)	4,000,000	4,267,064
FNMA, 5.00%, 2/13/17(3)	2,200,000	2,601,936
FNMA, 6.625%, 11/15/30(3)	761,000	1,022,472
		11,004,004
GOVERNMENT-BACKED CORPORATE BONDS(7) — 0.8%
Ally Financial, Inc., 1.75%, 10/30/12(3)	2,000,000	2,050,888
Citigroup Funding, Inc., 1.875%, 11/15/12(3)	1,800,000	1,850,897
		3,901,785
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $13,919,734)		14,905,789
Commercial Mortgage-Backed Securities(6) — 2.2%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(3)	800,000	824,486
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 11/1/10(3)	600,000	623,857
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 11/15/10, resets monthly off the 1-month LIBOR plus 0.18% with no caps(3)(4)	577,507	509,079
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 11/1/10(3)	380,000	407,282
Greenwich Capital Commercial Funding Corp., Series 2006 FL4A, Class A1, VRN, 0.35%, 11/5/10, resets monthly off the 1-month LIBOR plus 0.09% with no caps(3)(4)	77,631	75,833
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 11/1/10(3)	600,000	654,637
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(3)	225,000	235,385
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(3)	1,000,000	1,068,264
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(3)	400,000	426,639

Balanced

Shares/ Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(3)	$ 1,000,000	$ 1,047,602
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(3)	176,068	176,173
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 11/11/10(3)	400,000	412,883
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.33%, 11/15/10, resets monthly off the 1-month LIBOR plus 0.07% with no caps(3)(4)	430,834	420,199
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(3)	670,920	697,723
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(3)	240,297	246,303
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42	191,902	196,865
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(3)	172,363	174,074
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(3)	293,594	295,825
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3, SEQ, 4.50%, 10/15/41	200,000	207,499
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A5, VRN, 5.09%, 11/1/10(3)	500,000	512,047
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 11/1/10(3)	1,000,000	1,043,072
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 11/1/10(3)	600,000	657,505
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,784,617)		10,913,232
Collateralized Mortgage Obligations(6) — 1.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(3)	700,429	536,957
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(3)	278,181	281,961
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(3)	418,924	393,784
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(3)	285,141	289,974
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(3)	363,383	360,636
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.81%, 11/1/10(3)	645,820	621,535
MASTR Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33(3)	58,766	61,607
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	253,849	266,761
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	394,080	384,836
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.20%, 11/1/10	345,192	360,703
		3,558,754
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
FHLMC, Series 77, Class H, 8.50%, 9/15/20(3)	136,806	164,980
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(3)	1,200,000	1,323,108
		1,488,088
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,951,013)		5,046,842

Balanced

Shares/ Principal Amount	Value
Municipal Securities — 0.6%
American Municipal Power Inc., Rev., (Building Bonds), 5.94%, 2/15/47(3)	$ 50,000	$ 49,140
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(3)	270,000	284,699
California GO, (Building Bonds), 7.30%, 10/1/39(3)	200,000	205,868
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)	300,000	239,991
Illinois GO, Series 2010-3, (Building Bonds), 6.725%, 4/1/35	110,000	107,102
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(3)	200,000	206,740
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(3)	85,000	84,470
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(3)	160,000	166,086
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(3)	130,000	133,671
Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(3)	190,000	196,760
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(3)	100,000	118,105
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(3)	110,000	110,726
Oregon State Department of Transportation Highway Usertax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(3)	70,000	75,345
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(3)	210,000	213,969
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)	135,000	129,214
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(3)	220,000	223,700
Texas GO, (Building Bonds), 5.52%, 4/1/39(3)	100,000	108,275
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(3)	170,000	169,216
TOTAL MUNICIPAL SECURITIES (Cost $2,820,210)		2,823,077
Sovereign Governments & Agencies — 0.4%
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19(3)	390,000	464,880
Brazilian Government International Bond, 5.625%, 1/7/41(3)	130,000	144,950
		609,830
CANADA(2)
Hydro Quebec, 8.40%, 1/15/22(3)	145,000	209,730
GERMANY — 0.1%
KfW, 4.125%, 10/15/14(3)	240,000	267,186
ITALY — 0.1%
Republic of Italy, 3.125%, 1/26/15(3)	220,000	225,973
MEXICO — 0.1%
United Mexican States, 5.625%, 1/15/17(3)	90,000	104,535
United Mexican States, 5.95%, 3/19/19(3)	420,000	500,010
United Mexican States, 6.05%, 1/11/40(3)	60,000	69,300
		673,845
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $1,789,639)		1,986,564

Balanced

	Shares	Value
Temporary Cash Investments — 2.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(3) (Cost $10,863,123)	10,863,123	$ 10,863,123
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $433,542,041)		491,265,768
OTHER ASSETS AND LIABILITIES — 0.5%		2,338,098
TOTAL NET ASSETS — 100.0%		$493,603,866

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
36	U.S. Long Bond	December 2010	$4,713,750	$(60,769)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
113	U.S. Treasury 2-Year Notes	December 2010	$24,858,234	$(102,652)

Notes to Schedule of Investments

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

(3)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $30,089,000.

(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $3,925,992, which represented 0.8% of total net assets.

(5)	When-issued security.

(6)	Final maturity date indicated, unless otherwise noted.

(7)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $433,542,041)	$491,265,768
Cash	115,889
Receivable for investments sold	5,839,753
Receivable for capital shares sold	156,002
Receivable for variation margin on futures contracts	25,875
Dividends and interest receivable	1,878,856
499,282,143

Liabilities
Payable for investments purchased	5,164,626
Payable for capital shares redeemed	124,884
Payable for variation margin on futures contracts	14,125
Accrued management fees	374,642
5,678,277

Net Assets	$493,603,866

Net Assets Consist of:
Capital (par value and paid-in surplus)	$482,420,440
Undistributed net investment income	887,267
Accumulated net realized loss	(47,264,147)
Net unrealized appreciation	57,560,306
$493,603,866

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$487,065,813	32,431,267	$15.02
Institutional Class, $0.01 Par Value	$6,538,053	435,258	$15.02

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,936)	$ 5,537,370
Interest	7,798,470
13,335,840

Expenses:
Management fees	4,336,889
Directors’ fees and expenses	14,862
Other expenses	15,102
4,366,853

Net investment income (loss)	8,968,987

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	33,418,710
Futures contract transactions	48,990
Swap agreement transactions	66,951
33,534,651

Change in net unrealized appreciation (depreciation) on:
Investments	15,037,599
Futures contracts	(163,421)
Swap agreements	(79,463)
14,794,715

Net realized and unrealized gain (loss)	48,329,366

Net Increase (Decrease) in Net Assets Resulting from Operations	$57,298,353

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 8,968,987	$ 9,562,286
Net realized gain (loss)	33,534,651	(66,504,105)
Change in net unrealized appreciation (depreciation)	14,794,715	97,846,814
Net increase (decrease) in net assets resulting from operations	57,298,353	40,904,995

Distributions to Shareholders
From net investment income:
Investor Class	(9,006,369)	(9,841,987)
Institutional Class	(137,117)	(144,934)
Decrease in net assets from distributions	(9,143,486)	(9,986,921)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(19,983,287)	(11,382,316)

Net increase (decrease) in net assets	28,171,580	19,535,758

Net Assets
Beginning of period	465,432,286	445,896,528
End of period	$493,603,866	$465,432,286

Undistributed net investment income	$887,267	$940,113

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its objectives by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.900% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 0.90% for the Investor and 0.70% for the Institutional Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2010, totaled $323,007,093, of which $60,421,155 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, totaled $355,118,587, of which $81,607,158 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	2,377,402	$ 34,180,361	2,879,604	$ 35,959,986
Issued in reinvestment of distributions	607,236	8,759,310	781,150	9,583,804
Redeemed	(4,356,884)	(62,587,920)	(4,611,319)	(56,808,243)
	(1,372,246)	(19,648,249)	(950,565)	(11,264,453)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	55,917	817,168	85,033	1,029,943
Issued in reinvestment of distributions	9,507	137,117	11,787	144,934
Redeemed	(90,124)	(1,289,323)	(104,985)	(1,292,740)
	(24,700)	(335,038)	(8,165)	(117,863)
Net increase (decrease)	(1,396,946)	$(19,983,287)	(958,730)	$(11,382,316)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$299,694,829	—	—
Corporate Bonds	—	$ 53,610,024	—
U.S. Treasury Securities	—	46,237,756	—
U.S. Government Agency Mortgage-Backed Securities	—	45,184,532	—
U.S. Government Agency Securities and Equivalents	—	14,905,789	—
Commercial Mortgage-Backed Securities	—	10,913,232	—
Collateralized Mortgage Obligations	—	5,046,842	—
Municipal Securities	—	2,823,077	—
Sovereign Governments & Agencies	—	1,986,564	—
Temporary Cash Investments	10,863,123	—	—
Total Value of Investment Securities	$310,557,952	$180,707,816	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(163,421)	—	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period. The fund held no credit risk derivative instruments at period end. The fund participated in one credit default swap agreement to buy protection throughout most of the year and liquidated the position shortly before period end.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of October 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts	$25,875	Payable for variation margin on futures contracts	$14,125

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 66,951	Change in net unrealized appreciation (depreciation) on swap agreements	$ (79,463)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(321,943)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	370,933	Change in net unrealized appreciation (depreciation) on futures contracts	(163,421)
		$ 115,941		$(242,884)

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$9,143,486	$9,986,921
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$440,883,352
Gross tax appreciation of investments	$54,624,201
Gross tax depreciation of investments	(4,241,785)
Net tax appreciation (depreciation) of investments	$50,382,416
Net tax appreciation (depreciation) on derivatives	$(466,334)
Net tax appreciation (depreciation)	$49,916,082
Undistributed ordinary income	$887,267
Accumulated capital losses	$(39,619,923)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $5,219,506, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

Financial Highlights
Balanced

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.58	$12.66	$17.47	$17.03	$16.52
Income From Investment Operations
Net Investment Income (Loss)(1)	0.27	0.28	0.37	0.35	0.35
Net Realized and Unrealized Gain (Loss)	1.44	0.93	(3.69)	1.11	1.40
Total From Investment Operations	1.71	1.21	(3.32)	1.46	1.75
Distributions
From Net Investment Income	(0.27)	(0.29)	(0.37)	(0.36)	(0.35)
From Net Realized Gains	—	—	(1.12)	(0.66)	(0.89)
Total Distributions	(0.27)	(0.29)	(1.49)	(1.02)	(1.24)
Net Asset Value, End of Period	$15.02	$13.58	$12.66	$17.47	$17.03

Total Return(2)	12.70%	9.81%	(20.52)%	8.92%	11.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.91%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.85%	2.21%	2.42%	2.08%	2.13%
Portfolio Turnover Rate	69%	110%	153%	161%	197%
Net Assets, End of Period (in millions)	$487	$459	$440	$636	$637

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Balanced

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.59	$12.66	$17.47	$17.04	$16.53
Income From Investment Operations
Net Investment Income (Loss)(1)	0.29	0.30	0.39	0.39	0.38
Net Realized and Unrealized Gain (Loss)	1.44	0.94	(3.68)	1.09	1.40
Total From Investment Operations	1.73	1.24	(3.29)	1.48	1.78
Distributions
From Net Investment Income	(0.30)	(0.31)	(0.40)	(0.39)	(0.38)
From Net Realized Gains	—	—	(1.12)	(0.66)	(0.89)
Total Distributions	(0.30)	(0.31)	(1.52)	(1.05)	(1.27)
Net Asset Value, End of Period	$15.02	$13.59	$12.66	$17.47	$17.04

Total Return(2)	12.84%	10.11%	(20.37)%	9.07%	11.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.05%	2.41%	2.62%	2.28%	2.33%
Portfolio Turnover Rate	69%	110%	153%	161%	197%
Net Assets, End of Period (in thousands)	$6,538	$6,249	$5,927	$1,338	$1,228

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	319,627,104
	Against:	5,341,282
	Abstain:	7,620,187
	Broker Non-Vote:	19,180,372

Institutional Class	For:	6,033,045
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of
Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are registered with the Securities and Exchange Commission and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The blended index is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund’s assets invested in stocks. The old blended index’s remaining 40% was represented by Citigroup US Broad Investment-Grade Bond Index, which reflects the roughly 40% of the fund’s assets invested in fixed-income securities. However, the new blended index’s remaining 40% is represented by the Barclays Capital U.S. Aggregate Bond Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70037

Annual Report
October 31, 2010

American Century Investments®

Focused Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Focused Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	32
Additional Information	36
Index Definitions	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced, But Volatility Increased

The U.S. stock market posted double-digit gains for the 12 months ended October 31, 2010. The bulk of the advance occurred in the first half of the period as stocks extended a rally that began in March 2009. The market’s gains were driven by improving economic conditions, as evidenced by robust gross domestic product growth in the fourth quarter of 2009 and first quarter of 2010, and a rebound in corporate earnings as many companies significantly reduced costs to boost profit margins.

Market conditions grew more volatile during the last half of the period. Concerns about the European financial system and the strength of the economic recovery in the U.S. led to a stock market decline in May and June. However, the equity market finished the period on a positive note, staging a rally during the last two months of the period as economic indicators pointed to improved growth in the third quarter.

For the 12-month period, the broad equity indices returned approximately 18%. As the table below illustrates, mid- and small-cap issues led the market’s advance, returning more than 25% overall.

Growth Stocks Outperformed

Growth stocks outpaced value issues across all market capitalizations during the period, particularly over the last six months. The economically sensitive segments of the market—information technology, consumer discretionary, and industrials—were among the top performers for the 12 months. In contrast, the financials sector, which is the most prominent sector weighting in most value indices, lagged amid continued weakness in the housing market and uncertainty regarding the impact of recent financial reform legislation.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Focused Growth

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AFSIX	16.54%	2.58%	3.21%	2/28/05
Russell 1000 Growth Index	—	19.65%	3.21%	3.48%	—
Institutional Class	AFGNX	16.77%	—	-2.37%	9/28/07
A Class No sales charge* With sales charge*	AFGAX	16.27% 9.61%	— —	-2.81% -4.66%	9/28/07
B Class No sales charge* With sales charge*	AFGBX	15.38% 11.38%	— —	-3.53% -4.58%	9/28/07
C Class	AFGCX	15.38%	—	-3.53%	9/28/07
R Class	AFGRX	15.92%	—	-3.07%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Focused Growth

Growth of $10,000 Over Life of Class
$10,000 investment made February 28, 2005

*From 2/28/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Focused Growth

Portfolio Managers: Greg Woodhams and Joe Reiland

Performance Summary

Focused Growth returned 16.54%* during the 12 months ended October 31, 2010. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) rose 19.65%.

In terms of Focused Growth’s absolute return for the fiscal year, information technology shares contributed most to performance, followed by industrial and consumer discretionary stocks. No sector had negative returns for the period. Relative to the benchmark, stock choices in the consumer discretionary, information technology, and industrials sectors detracted most. Energy, telecommunication services, and health care stocks contributed most to relative results.

Consumer Discretionary Shares Detracted Most

Stock selection made consumer discretionary shares leading detractors from relative performance for the fiscal year. Holdings among multiline retailers detracted most, led by a stake in Kohl’s. It also hurt to be underrepresented in shares of internet retailers priceline.com and Amazon.com, which did well during the year despite a challenging consumer environment. Another detractor from relative results was household durables firm Whirlpool, which actually beat earnings expectations and raised guidance late in the reporting period. Nevertheless, we believe investors who were worried about the sustainability of the economic recovery took some profits and sold the stock.

IT, Industrial Holdings Also Underperformed

In the information technology space, stock selection hurt performance compared with the benchmark. Computers and peripherals firm Hewlett-Packard detracted most from performance following troubles with its CEO. Positioning in internet search giant Google and leading mobile phone chip maker QUALCOMM were other top-ten detractors in the sector. Electronic equipment company Jabil Circuit was another notable detractor from relative results, as was Microsoft.

Stock choices also detracted among industrial shares, where positioning in the machinery, aerospace and defense, and industrial conglomerates industry segments hurt most. It also detracted from performance to have no exposure to the airline segment, which did well during the fiscal year. Many economically sensitive shares in the sector underperformed in the latter half of 2010 as investors began to consider the possibility of slower global growth and ratchet down future earnings expectations. Industrial conglomerate Textron was a good example—the stock reported no company specific issues, but investors nevertheless worried about its exposure to the business jet cycle.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Focused Growth

Leading Contributors

Stock selection and an underweight position made energy shares the leading contributors to performance relative to the benchmark. Energy stocks underperformed in part because of negative sentiment resulting from the Gulf of Mexico disaster.

Telecommunication stocks also helped performance. The leading contributor was American Tower, which continued to benefit from demand for bandwidth needed to build out wireless data networks.

The health care sector was another source of strength, with positioning among pharmaceutical firms and health care providers. The number-one individual contributor for the fiscal year was Danish pharmaceutical firm Novo Nordisk, which saw a new line of diabetes therapies gain market share.

Among other leading individual contributors was auto parts manufacturer BorgWarner, which benefited from the rebound in the auto industry and demand for new turbo-diesel and gasoline direct-injection engines. Select information technology positions also contributed to relative returns. Communications equipment company F5 Networks continued to benefit from web traffic trends and data center consolidation. Relative performance was also aided by underweight positions in the comparatively poor-performing shares of Cisco Systems and Intel.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns relative to the Russell 1000 Growth Index. Using stock selection as the principal tool for alpha generation has advantages for generating higher risk-adjusted returns, and does so in a manner that provides an investor with the desired asset allocation. Superior risk-adjusted returns can be achieved because of the diversification in multiple stock decisions versus the all-or-none approach of a market call. In other words, an 80-stock portfolio reflects 80 investment decisions, while a top-down market-timing approach (via cash or some other sector or asset allocation technique) is really one decision executed through 80 positions.

As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2010, we found opportunity in the industrials, consumer discretionary, and health care sectors, the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight was in information technology shares, though the sector remains the portfolio’s single largest sector allocation on an absolute basis.

8

Focused Growth

Top Ten Holdings
% of net assets as of 10/31/10
Apple, Inc.	5.0%
Microsoft Corp.	4.4%
Coca-Cola Co. (The)	4.1%
Schlumberger Ltd.	3.5%
EMC Corp.	3.3%
Eaton Corp.	2.9%
Express Scripts, Inc.	2.8%
Oracle Corp.	2.8%
Novo Nordisk A/S B Shares	2.8%
PPG Industries, Inc.	2.7%

Top Five Industries
% of net assets as of 10/31/10
Computers & Peripherals	10.2%
Software	8.5%
Machinery	5.2%
Pharmaceuticals	5.0%
Multiline Retail	4.1%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Common Stocks	98.1%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.1)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 - 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,017.00	$5.19	1.02%
Institutional Class	$1,000	$1,018.00	$4.17	0.82%
A Class	$1,000	$1,015.00	$6.45	1.27%
B Class	$1,000	$1,012.10	$10.24	2.02%
C Class	$1,000	$1,012.10	$10.24	2.02%
R Class	$1,000	$1,014.00	$7.72	1.52%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.19	1.02%
Institutional Class	$1,000	$1,021.07	$4.18	0.82%
A Class	$1,000	$1,018.80	$6.46	1.27%
B Class	$1,000	$1,015.02	$10.26	2.02%
C Class	$1,000	$1,015.02	$10.26	2.02%
R Class	$1,000	$1,017.54	$7.73	1.52%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Focused Growth

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 98.1%
AEROSPACE & DEFENSE — 3.2%
Honeywell International, Inc.	2,432	$114,571
Rockwell Collins, Inc.	5,145	311,324
		425,895
AIR FREIGHT & LOGISTICS — 2.0%
United Parcel Service, Inc., Class B	4,056	273,131
AUTO COMPONENTS — 2.6%
BorgWarner, Inc.(1)	6,357	356,691
AUTOMOBILES — 0.6%
Ford Motor Co.(1)	5,585	78,916
BEVERAGES — 4.1%
Coca-Cola Co. (The)	8,920	546,974
BIOTECHNOLOGY — 2.7%
Alexion Pharmaceuticals, Inc.(1)	313	21,378
Amgen, Inc.(1)	5,879	336,220
		357,598
CAPITAL MARKETS — 1.0%
Goldman Sachs Group, Inc. (The)	803	129,243
CHEMICALS — 2.7%
PPG Industries, Inc.	4,777	366,396
COMMUNICATIONS EQUIPMENT — 0.7%
F5 Networks, Inc.(1)	829	97,573
COMPUTERS & PERIPHERALS — 10.2%
Apple, Inc.(1)	2,248	676,356
EMC Corp.(1)	21,273	446,946
NetApp, Inc.(1)	4,774	254,215
		1,377,517
CONSUMER FINANCE — 1.9%
American Express Co.	6,319	261,986
DIVERSIFIED — 2.4%
iShares Russell 1000 Growth Index Fund	5,935	319,837
ELECTRICAL EQUIPMENT — 2.7%
Rockwell Automation, Inc.	5,783	360,686
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.5%
Jabil Circuit, Inc.	13,141	201,583
ENERGY EQUIPMENT & SERVICES — 3.5%
Schlumberger Ltd.	6,746	471,478
FOOD PRODUCTS — 2.0%
General Mills, Inc.	4,006	$150,385
Kellogg Co.	2,448	123,037
		273,422
HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
Covidien plc	4,647	185,276
HEALTH CARE PROVIDERS & SERVICES — 2.8%
Express Scripts, Inc.(1)	7,805	378,699
HOTELS, RESTAURANTS & LEISURE — 1.9%
Chipotle Mexican Grill, Inc.(1)	188	39,519
Starwood Hotels & Resorts Worldwide, Inc.	3,891	210,659
		250,178
HOUSEHOLD DURABLES — 1.5%
Whirlpool Corp.	2,638	200,039
HOUSEHOLD PRODUCTS — 1.0%
Procter & Gamble Co. (The)	2,175	138,265
INDUSTRIAL CONGLOMERATES — 3.2%
3M Co.	1,493	125,741
Textron, Inc.	14,787	307,865
		433,606
INSURANCE — 1.7%
Aflac, Inc.	3,987	222,833
INTERNET SOFTWARE & SERVICES — 0.5%
Google, Inc., Class A(1)	117	71,720
IT SERVICES — 0.8%
Accenture plc, Class A	2,373	106,097
MACHINERY — 5.2%
Eaton Corp.	4,366	387,832
Illinois Tool Works, Inc.	6,986	319,260
		707,092
MEDIA — 2.3%
Scripps Networks Interactive, Inc., Class A	5,781	294,195
Walt Disney Co. (The)	384	13,866
		308,061
METALS & MINING — 1.6%
Freeport-McMoRan Copper & Gold, Inc.	1,264	119,676
Newmont Mining Corp.	1,574	95,809
		215,485
MULTILINE RETAIL — 4.1%
Kohl’s Corp.(1)	5,926	303,411
Target Corp.	4,807	249,676
		553,087

12

Focused Growth

Shares	Value
OIL, GAS & CONSUMABLE FUELS — 3.0%
Cimarex Energy Co.	2,701	$207,302
Occidental Petroleum Corp.	2,568	201,922
		409,224
PHARMACEUTICALS — 5.0%
Abbott Laboratories	5,921	303,866
Novo Nordisk A/S B Shares	3,523	370,835
		674,701
ROAD & RAIL — 1.5%
Union Pacific Corp.	2,305	202,102
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.1%
Broadcom Corp., Class A	5,080	206,959
Linear Technology Corp.	10,512	338,802
		545,761
SOFTWARE — 8.5%
Intuit, Inc.(1)	3,786	181,728
Microsoft Corp.	22,264	593,113
Oracle Corp.	12,721	373,997
		1,148,838
SPECIALTY RETAIL — 3.4%
Home Depot, Inc. (The)	10,662	329,243
OfficeMax, Inc.(1)	5,382	95,261
Williams-Sonoma, Inc.	1,160	37,549
		462,053
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Crown Castle International Corp.(1)	2,347	$101,203
TOTAL COMMON STOCKS (Cost $10,527,052)		13,213,246
Temporary Cash Investments — 2.0%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	66,537	66,537
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $204,080), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $200,003)		200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $266,537)		266,537
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $10,793,589)		13,479,783
OTHER ASSETS AND LIABILITIES — (0.1)%		(7,301)
TOTAL NET ASSETS — 100.0%		$13,472,482

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,244,588	DKK for USD	UBS AG	11/30/10	$232,221	$(644)
(Value on Settlement Date $231,577)

Notes to Schedule of Investments

DKK = Danish Krone

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $10,793,589)	$13,479,783
Receivable for capital shares sold	5,967
Dividends and interest receivable	9,990
13,495,740

Liabilities
Payable for capital shares redeemed	11,126
Unrealized loss on forward foreign currency exchange contracts	644
Accrued management fees	11,225
Distribution and service fees payable	263
23,258

Net Assets	$13,472,482

Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,776,561
Undistributed net investment income	58,170
Accumulated net realized loss	(2,047,919)
Net unrealized appreciation	2,685,670
$13,472,482

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$12,739,308	1,252,604	$10.17
Institutional Class, $0.01 Par Value	$23,210	2,282	$10.17
A Class, $0.01 Par Value	$501,406	49,384	$10.15*
B Class, $0.01 Par Value	$53,796	5,355	$10.05
C Class, $0.01 Par Value	$131,202	13,060	$10.05
R Class, $0.01 Par Value	$23,560	2,327	$10.12

*Maximum offering price $10.77 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $890)	$183,536
Interest	241
183,777
Expenses:
Management fees	131,270
Distribution and service fees:
A Class	1,058
B Class	511
C Class	1,055
R Class	108
Directors’ fees and expenses	423
Other expenses	1,538
135,963

Net investment income (loss)	47,814

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	489,507
Foreign currency transactions	15,561
505,068

Change in net unrealized appreciation (depreciation) on:
Investments	1,442,720
Translation of assets and liabilities in foreign currencies	(1,724)
1,440,996

Net realized and unrealized gain (loss)	1,946,064

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,993,878

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$47,814	$48,633
Net realized gain (loss)	505,068	(1,858,458)
Change in net unrealized appreciation (depreciation)	1,440,996	3,320,135
Net increase (decrease) in net assets resulting from operations	1,993,878	1,510,310

Distributions to Shareholders
From net investment income:
Investor Class	(5,153)	(57,432)
Institutional Class	(52)	(145)
A Class	—	(1,030)
R Class	—	(34)
Decrease in net assets from distributions	(5,205)	(58,641)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(1,608,018)	2,447,525

Net increase (decrease) in net assets	380,655	3,899,194

Net Assets
Beginning of period	13,091,827	9,192,633
End of period	$13,472,482	$13,091,827

Undistributed net investment income	$58,170	—

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Focused Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $8,419,020 and $10,002,678, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	288,170	$2,753,240	654,311	$5,116,668
Issued in reinvestment of distributions	526	5,016	8,124	55,893
Redeemed	(472,403)	(4,453,387)	(366,700)	(2,889,415)
	(183,707)	(1,695,131)	295,735	2,283,146
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	5	52	21	145
A Class/Shares Authorized	10,000,000		10,000,000
Sold	16,805	159,354	44,859	360,028
Issued in reinvestment of distributions	—	—	149	1,030
Redeemed	(10,141)	(97,426)	(33,521)	(216,714)
	6,664	61,928	11,487	144,344
B Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	2,202	17,425
Redeemed	(94)	(854)	(660)	(4,449)
	(94)	(854)	1,542	12,976
C Class/Shares Authorized	10,000,000		10,000,000
Sold	6,726	62,733	3,456	29,290
Redeemed	(4,044)	(37,545)	(2,490)	(22,410)
	2,682	25,188	966	6,880
R Class/Shares Authorized	10,000,000		10,000,000
Sold	98	938	—	—
Issued in reinvestment of distributions	—	—	5	34
Redeemed	(14)	(139)	—	—
	84	799	5	34
Net increase (decrease)	(174,366)	$(1,608,018)	309,756	$2,447,525

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

20

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$12,842,411	$370,835	—
Temporary Cash Investments	66,537	200,000	—
Total Value of Investment Securities	$12,908,948	$570,835	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(644)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $644 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $15,369 in net realized gain (loss) on foreign currency transactions and $(1,760) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

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8. Federal Tax Information

On December 14, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 13, 2010:

Investor	Institutional	A	B	C	R
$0.0570	$0.0789	$0.0297	—	—	$0.0024

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$5,205	$58,641
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$10,885,128
Gross tax appreciation of investments	$2,648,675
Gross tax depreciation of investments	(54,020)
Net tax appreciation (depreciation) of investments	$2,594,655
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(524)
Net tax appreciation (depreciation)	$2,594,131
Undistributed ordinary income	$58,170
Accumulated capital losses	$(1,956,380)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(218,461) and $(1,737,919) expire in 2016 and 2017, respectively.

22

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $5,205, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

23

Financial Highlights
Focused Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.73	$7.73	$12.92	$11.42	$10.53
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.04	0.02	0.04	0.01
Net Realized and Unrealized Gain (Loss)	1.40	1.01	(3.74)	1.73	0.95
Total From Investment Operations	1.44	1.05	(3.72)	1.77	0.96
Distributions
From Net Investment Income	—(2)	(0.05)	(0.01)	(0.04)	—(2)
From Net Realized Gains	—	—	(1.46)	(0.23)	(0.07)
Total Distributions	—(2)	(0.05)	(1.47)	(0.27)	(0.07)
Net Asset Value, End of Period	$10.17	$8.73	$7.73	$12.92	$11.42

Total Return(3)	16.54%	13.77%	(32.19)%	15.78%	9.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.02%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.50%	0.22%	0.33%	0.07%
Portfolio Turnover Rate	66%	125%	130%	275%	313%
Net Assets, End of Period (in thousands)	$12,739	$12,541	$8,814	$13,381	$15,837

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Focused Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.73	$7.73	$12.93	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	0.05	0.05	0.04	—(3)
Net Realized and Unrealized Gain (Loss)	1.41	1.01	(3.75)	0.34
Total From Investment Operations	1.46	1.06	(3.71)	0.34
Distributions
From Net Investment Income	(0.02)	(0.06)	(0.03)	—
From Net Realized Gains	—	—	(1.46)	—
Total Distributions	(0.02)	(0.06)	(1.49)	—
Net Asset Value, End of Period	$10.17	$8.73	$7.73	$12.93

Total Return(4)	16.77%	14.00%	(32.09)%	2.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.82%	0.80%	0.80%	0.80%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	0.70%	0.42%	(0.40)%(5)
Portfolio Turnover Rate	66%	125%	130%	275%(6)
Net Assets, End of Period (in thousands)	$23	$20	$17	$26

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

25

Focused Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.74	$7.73	$12.92	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.02	—(3)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.40	1.02	(3.75)	0.34
Total From Investment Operations	1.41	1.04	(3.75)	0.33
Distributions
From Net Investment Income	—	(0.03)	—	—
From Net Realized Gains	—	—	(1.44)	—
Total Distributions	—	(0.03)	(1.44)	—
Net Asset Value, End of Period	$10.15	$8.74	$7.73	$12.92

Total Return(4)	16.27%	13.48%	(32.37)%	2.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.27%	1.25%	1.25%	1.25%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	0.25%	(0.03)%	(0.85)%(5)
Portfolio Turnover Rate	66%	125%	130%	275%(6)
Net Assets, End of Period (in thousands)	$501	$373	$241	$26

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

26

Focused Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.71	$7.73	$12.91	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.04)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.40	1.02	(3.75)	0.34
Total From Investment Operations	1.34	0.98	(3.83)	0.32
Distributions
From Net Realized Gains	—	—	(1.35)	—
Net Asset Value, End of Period	$10.05	$8.71	$7.73	$12.91

Total Return(3)	15.38%	12.68%	(32.87)%	2.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.02%	2.00%	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.62)%	(0.50)%	(0.78)%	(1.60)%(4)
Portfolio Turnover Rate	66%	125%	130%	275%(5)
Net Assets, End of Period (in thousands)	$54	$47	$30	$26

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

27

Focused Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.71	$7.73	$12.91	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.04)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.40	1.02	(3.75)	0.34
Total From Investment Operations	1.34	0.98	(3.83)	0.32
Distributions
From Net Realized Gains	—	—	(1.35)	—
Net Asset Value, End of Period	$10.05	$8.71	$7.73	$12.91

Total Return(3)	15.38%	12.68%	(32.87)%	2.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.02%	2.00%	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.62)%	(0.50)%	(0.78)%	(1.52)%(4)
Portfolio Turnover Rate	66%	125%	130%	275%(5)
Net Assets, End of Period (in thousands)	$131	$90	$73	$76

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

28

Focused Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.73	$7.73	$12.92	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)	—(3)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.40	1.02	(3.76)	0.34
Total From Investment Operations	1.39	1.02	(3.78)	0.33
Distributions
From Net Investment Income	—	(0.02)	—	—
From Net Realized Gains	—	—	(1.41)	—
Total Distributions	—	(0.02)	(1.41)	—
Net Asset Value, End of Period	$10.12	$8.73	$7.73	$12.92

Total Return(4)	15.92%	13.19%	(32.56)%	2.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.52%	1.50%	1.50%	1.50%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12)%	0.00%(6)	(0.28)%	(1.10)%(5)
Portfolio Turnover Rate	66%	125%	130%	275%(7)
Net Assets, End of Period (in thousands)	$24	$20	$17	$26

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Ratio was less than 0.005%.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	8,478,889
	Against:	334,273
	Abstain:	117,050
	Broker Non-Vote:	1,100,857

Institutional Class	For:	22,298
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

31

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

32

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

33

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

37

Notes

38

Notes

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70041

Annual Report
October 31, 2010

American Century Investments®

Giftrust® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Giftrust

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24

Other Information

Proxy Voting Results	25
Management	26
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Stocks Rallied Amid Growing Volatility

U.S. stocks advanced for the 12 months ended October 31, 2010, as the broad equity indices posted double-digit gains. Virtually all of the market’s gains occurred in the first six months of the period, when stocks continued to climb after reaching a multi-year low in March 2009. The key factors behind the rally included favorable economic data, which provided evidence of a burgeoning recovery, and better-than-expected corporate earnings, which resulted largely from cost-cutting measures by many businesses to widen profit margins.

Market conditions changed abruptly in late April as evidence of a pullback in economic activity led to concerns about a relapse into recession. These concerns were amplified by a sovereign debt crisis in Greece that began to spread across Europe. In response, the equity market declined sharply throughout May and June as market volatility increased substantially.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between positive corporate earnings reports and an increasingly sluggish economic environment. However, stocks staged a resurgence during the final two months of the period as investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery via another round of quantitative easing.

Small- and Mid-Cap Growth Stocks Outperformed

While stocks advanced across the board, the 12-month period was especially favorable for mid- and small-cap growth stocks. The small- and mid-cap segments of the market led the overall advance, returning more than 25% (see the table below). Smaller companies suffered the largest losses during the downturn in late 2008 and early 2009 and thus far have enjoyed the highest returns during the market’s recovery.

In addition, growth-oriented issues outpaced value shares across all market capitalizations. The best-performing sectors in the market were those traditionally associated with growth, such as information technology and consumer discretionary. In addition, the financials sector—a major component in value indices—underperformed during the period.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance

Giftrust

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	24.98%	8.64%	-2.05%(1)	11.27%	11/25/83
Russell 3000 Growth Index	—	20.31%	3.28%	-2.25%	9.03%(2)	—

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Since 11/30/83, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate those risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Giftrust

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 1.00%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate those risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Giftrust

Portfolio Managers: David Hollond and Michael Orndorff

Performance Summary

Giftrust returned 24.98% for the 12 months ended October 31, 2010, outpacing the 20.31% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, as investors faced a mixture of economic and market information. Price momentum and acceleration, two factors that the Giftrust team looks for in portfolio holdings, started to be rewarded toward the end of the reporting period. As the environment for the team’s process has improved, Giftrust has delivered portfolio returns that outperformed those of its benchmark.

The portfolio’s relative performance benefited the most from investment decisions in the information technology sector. Stock selection in the industrials and consumer discretionary sectors also helped returns. These gains were partially trimmed by holdings in the financials sector. Roughly half of Giftrust’s gains for the period, relative to the benchmark, were derived from holdings in foreign securities.

Information Technology Led Gains

The information technology sector was the largest source of Giftrust’s outperformance relative to its benchmark. Within the sector, Giftrust was rewarded for an overweight stake in personal computer maker Apple, Inc. The company announced higher-than-expected earnings due to solid sales growth during the period, largely from the popularity of its iPhone smart phone and iPad device.

In the communications equipment industry group, Giftrust held an overweight stake in networking company F5 Networks, which was the largest single contributor to relative gains. The company, which manages networks to optimize online application use, benefited from increased demand as a result of the popularity of social networking sites and e-commerce. During the reporting period, F5 delivered earnings that were in excess of analysts’ expectations and increased guidance for future earnings.

Giftrust also held a significant position in Baidu, Inc., China’s dominant internet search engine. The company experienced acceleration in sales as more Chinese companies increased their internet presence through Web sites and online retail stores.

Industrials Helped

The industrials sector was a key source of outperformance for Giftrust. In the sector, Giftrust benefited from an overweight position in railroad company Kansas City Southern. An improvement in economic activity during the period led to increased shipping demand, translating into accelerating volumes for the company.

7

Giftrust

BE Aerospace also contributed meaningfully to relative returns. The maker of aircraft interiors demonstrated accelerating growth that the investment team expects to continue due to a strong 2011 wide-body delivery cycle, strong passenger travel demand, and record backlog.

Elsewhere in the industrials sector, the portfolio benefited from an overweight stake in Fastenal Co. The distributor of industrial and construction supplies experienced improved earnings during the reporting period as sales climbed.

Consumer Discretionary Contributed, but some Holdings Detracted

In the consumer discretionary sector, a position in Las Vegas Sands contributed meaningfully to portfolio gains. The casino’s share price gains were driven by the profitability of a successful new property in Singapore. Giftrust also derived significant gains from an overweight stake in priceline.com. The online travel company experienced strong bookings growth and improving pricing amid a resurgence in worldwide travel. During the reporting period, priceline.com announced earnings levels that exceeded analysts’ estimates and raised its guidance for future earnings levels.

Some holdings in the multiline retail group detracted from relative returns. In particular, Giftrust held a detrimental position in retail company The J.C. Penney Co. Because the retailer sells staple goods that are in demand regardless of economic conditions, it had fared better in the weak economic environment than did retailers of discretionary items, and investors viewed them as a defensive position. As market conditions improved, however, these types of securities were largely sidelined in favor of more aggressive stocks.

Financials Lagged

Within the financials sector, Giftrust held two detrimental positions in capital markets companies, including Goldman Sachs. These companies collectively lost ground as they came under pressure from government intentions to regulate the size and risk taking of many financial firms. Elsewhere in the sector, stock decisions in the diversified financial services industry also weighed on relative performance.

Outlook

Giftrust’s investment process focuses on companies of all sizes with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time. This process, which has historically added value, had faced unprecedented headwinds during the market rally that began in March 2009. Despite this challenge, Giftrust provided solid absolute and relative returns during the reporting period. Recently, we have seen the relative headwinds from price momentum and acceleration subside as markets appear to have moved past the inflection point driven by market sentiment and into a period where fundamentals, and specifically fundamental improvement, is being recognized and rewarded by investors.

8

Giftrust

Top Ten Holdings
% of net assets as of 10/31/10
Apple, Inc.	7.1%
Exxon Mobil Corp.	3.4%
Google, Inc., Class A	2.9%
Express Scripts, Inc.	2.6%
F5 Networks, Inc.	2.4%
Precision Castparts Corp.	2.0%
Microsoft Corp.	2.0%
Royal Caribbean Cruises Ltd.	1.9%
Netflix, Inc.	1.9%
Philip Morris International, Inc.	1.8%

Top Five Industries
% of net assets as of 10/31/10
Computers & Peripherals	9.0%
Hotels, Restaurants & Leisure	8.5%
Software	5.6%
Internet Software & Services	5.3%
Communications Equipment	5.3%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Domestic Common Stocks	90.1%
Foreign Common Stocks*	8.8%
Total Common Stocks	98.9%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.6%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual	$1,000	$1,057.20	$5.24	1.01%
Hypothetical	$1,000	$1,020.11	$5.14	1.01%

* Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Giftrust

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 98.9%
AEROSPACE & DEFENSE — 4.6%
BE Aerospace, Inc.(1)	409,339	$ 15,047,302
Precision Castparts Corp.	140,250	19,155,345
TransDigm Group, Inc.(1)	72,411	4,798,677
United Technologies Corp.	66,856	4,998,823
		44,000,147
AIR FREIGHT & LOGISTICS — 0.7%
Expeditors International of Washington, Inc.	136,659	6,745,488
AUTOMOBILES — 1.2%
Bayerische Motoren Werke AG	77,886	5,583,773
Hyundai Motor Co.	36,271	5,479,734
		11,063,507
BEVERAGES — 1.0%
Coca-Cola Co. (The)	151,816	9,309,357
BIOTECHNOLOGY — 1.7%
Alexion Pharmaceuticals, Inc.(1)	87,011	5,942,851
Celgene Corp.(1)	165,994	10,303,248
		16,246,099
CAPITAL MARKETS — 1.2%
Goldman Sachs Group, Inc. (The)	30,169	4,855,701
Lazard Ltd., Class A	76,209	2,812,112
Morgan Stanley	156,746	3,898,273
		11,566,086
CHEMICALS — 1.5%
Albemarle Corp.	182,925	9,170,030
Ecolab, Inc.	104,302	5,144,175
		14,314,205
COMMERCIAL BANKS — 0.6%
Wells Fargo & Co.	221,547	5,777,946
COMMUNICATIONS EQUIPMENT — 5.3%
Cisco Systems, Inc.(1)	676,579	15,446,299
F5 Networks, Inc.(1)	198,049	23,310,367
QUALCOMM, Inc.	273,847	12,358,715
		51,115,381
COMPUTERS & PERIPHERALS — 9.0%
Apple, Inc.(1)	226,330	68,095,907
Lexmark International, Inc., Class A(1)	136,602	5,194,974
NetApp, Inc.(1)	245,090	13,051,043
		86,341,924
CONSUMER FINANCE — 0.9%
Discover Financial Services	486,490	8,586,548
DIVERSIFIED FINANCIAL SERVICES — 0.4%
JPMorgan Chase & Co.	105,042	3,952,730
ELECTRICAL EQUIPMENT — 1.2%
American Superconductor Corp.(1)	122,734	4,129,999
Cooper Industries plc	149,117	7,816,713
		11,946,712
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.6%
Agilent Technologies, Inc.(1)	301,949	10,507,825
Dolby Laboratories, Inc., Class A(1)	84,611	5,218,807
		15,726,632
ENERGY EQUIPMENT & SERVICES — 4.6%
Core Laboratories NV	59,196	4,603,673
Dril-Quip, Inc.(1)	43,475	3,004,122
FMC Technologies, Inc.(1)	108,880	7,850,248
Halliburton Co.	396,392	12,629,049
National Oilwell Varco, Inc.	131,643	7,077,128
Schlumberger Ltd.	131,525	9,192,282
		44,356,502
FOOD & STAPLES RETAILING — 2.3%
Costco Wholesale Corp.	175,999	11,047,457
Whole Foods Market, Inc.(1)	284,777	11,319,886
		22,367,343
FOOD PRODUCTS — 1.2%
Mead Johnson Nutrition Co.	193,573	11,385,964
HEALTH CARE EQUIPMENT & SUPPLIES — 2.8%
Baxter International, Inc.	163,122	8,302,910
C.R. Bard, Inc.	91,728	7,624,431
Masimo Corp.	148,625	4,484,016
Varian Medical Systems, Inc.(1)	94,849	5,996,354
		26,407,711
HEALTH CARE PROVIDERS & SERVICES — 2.6%
Express Scripts, Inc.(1)	506,609	24,580,669
HEALTH CARE TECHNOLOGY — 0.9%
SXC Health Solutions Corp. (1)	229,244	8,931,346
HOTELS, RESTAURANTS & LEISURE — 8.5%
Chipotle Mexican Grill, Inc.(1)	17,969	3,777,264
Ctrip.com International Ltd. ADR(1)	160,344	8,349,112
Home Inns & Hotels Management, Inc. ADR(1)	109,595	5,606,880

12

Giftrust

Shares	Value
Las Vegas Sands Corp.(1)	313,435	$ 14,380,398
McDonald’s Corp.	199,430	15,509,671
Royal Caribbean Cruises Ltd.(1)	463,003	18,307,139
Starbucks Corp.	79,882	2,275,039
Starwood Hotels & Resorts Worldwide, Inc.	177,380	9,603,353
Yum! Brands, Inc.	69,230	3,431,039
		81,239,895
INTERNET & CATALOG RETAIL — 3.7%
MakeMyTrip Ltd.(1)	27,653	999,656
Netflix, Inc.(1)	103,241	17,912,313
priceline.com, Inc.(1)	43,802	16,505,032
		35,417,001
INTERNET SOFTWARE & SERVICES — 5.3%
Akamai Technologies, Inc.(1)	93,322	4,821,948
Baidu, Inc. ADR(1)	136,462	15,012,185
Google, Inc., Class A(1)	44,668	27,381,037
OpenTable, Inc.(1)	14,078	863,685
WebMD Health Corp.(1)	61,453	3,212,763
		51,291,618
IT SERVICES — 3.1%
Cognizant Technology Solutions Corp., Class A(1)	256,573	16,725,994
MasterCard, Inc., Class A	14,992	3,598,980
Visa, Inc., Class A	119,767	9,362,186
		29,687,160
LEISURE EQUIPMENT & PRODUCTS — 0.3%
Polaris Industries, Inc.	40,418	2,873,316
LIFE SCIENCES TOOLS & SERVICES — 0.5%
Illumina, Inc.(1)	90,202	4,898,870
MACHINERY — 4.7%
AGCO Corp.(1)	45,083	1,914,675
ArvinMeritor, Inc.(1)	200,175	3,318,901
Bucyrus International, Inc.	45,683	3,113,753
Caterpillar, Inc.	83,937	6,597,448
Cummins, Inc.	153,988	13,566,343
Deere & Co.	215,427	16,544,794
		45,055,914
MEDIA — 0.8%
Imax Corp.(1)	335,833	7,270,784
MULTILINE RETAIL — 2.0%
Kohl’s Corp.(1)	191,650	9,812,480
Target Corp.	174,472	9,062,076
		18,874,556
OIL, GAS & CONSUMABLE FUELS — 4.6%
Concho Resources, Inc.(1)	99,132	6,807,394
Exxon Mobil Corp.	487,895	32,430,381
Pioneer Natural Resources Co.	70,970	4,953,706
		44,191,481
PHARMACEUTICALS — 2.2%
Abbott Laboratories	155,070	7,958,192
Salix Pharmaceuticals Ltd.(1)	72,662	2,748,804
Shire plc	93,934	2,214,078
Shire plc ADR	117,901	8,264,860
		21,185,934
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.5%
CB Richard Ellis Group, Inc., Class A(1)	240,621	4,415,395
ROAD & RAIL — 1.3%
J.B. Hunt Transport Services, Inc.	90,578	3,257,185
Kansas City Southern(1)	102,826	4,505,835
Union Pacific Corp.	57,608	5,051,070
		12,814,090
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
ARM Holdings plc	510,678	2,972,829
Broadcom Corp., Class A	253,467	10,326,246
Cavium Networks, Inc.(1)	129,840	4,138,001
Veeco Instruments, Inc.(1)	123,665	5,175,380
		22,612,456
SOFTWARE — 5.6%
Citrix Systems, Inc.(1)	104,832	6,716,586
Microsoft Corp.	715,919	19,072,082
Oracle Corp.	456,075	13,408,605
salesforce.com, inc.(1)	77,484	8,993,568
VanceInfo Technologies, Inc. ADR(1)	45,891	1,669,056
VMware, Inc., Class A(1)	55,189	4,219,751
		54,079,648
SPECIALTY RETAIL — 2.2%
O’Reilly Automotive, Inc.(1)	239,936	14,036,256
Williams-Sonoma, Inc.	225,395	7,296,036
		21,332,292
TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Lululemon Athletica, Inc.(1)	97,267	4,310,873
TOBACCO — 2.4%
Altria Group, Inc.	242,301	6,159,291
Philip Morris International, Inc.	290,565	16,998,053
		23,157,344

13

Giftrust

Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 1.1%
Fastenal Co.	213,969	$ 11,015,124
WIRELESS TELECOMMUNICATION SERVICES — 1.9%
NII Holdings, Inc.(1)	197,056	8,238,911
SBA Communications Corp., Class A(1)	253,075	9,935,725
		18,174,636
TOTAL COMMON STOCKS (Cost $660,416,899)		948,620,684
Temporary Cash Investments — 0.5%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	89,371	$ 89,371
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $5,101,990), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $5,000,075)		5,000,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,089,371)		5,089,371
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $665,506,270)		953,710,055
OTHER ASSETS AND LIABILITIES — 0.6%		5,736,653
TOTAL NET ASSETS — 100.0%		$959,446,708

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,946,427	EUR for USD	UBS AG	11/30/10	$4,099,738	$ (41,712)
2,426,927	GBP for USD	Bank of America	11/30/10	3,888,107	(58,416)
				$7,987,845	$(100,128)

(Value on Settlement Date $7,887,717)

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $665,506,270)	$953,710,055
Cash	5,236
Receivable for investments sold	20,926,586
Receivable for capital shares sold	6,941
Dividends and interest receivable	329,411
974,978,229

Liabilities
Payable for investments purchased	14,287,657
Payable for capital shares redeemed	346,425
Unrealized loss on forward foreign currency exchange contracts	100,128
Accrued management fees	797,311
15,531,521

Net Assets	$959,446,708

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	200,000,000
Shares outstanding	36,796,241

Net Asset Value Per Share	$26.07

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 777,215,294
Undistributed net investment income	100,128
Accumulated net realized loss	(105,972,332)
Net unrealized appreciation	288,103,618
$ 959,446,708

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $25,083)	$ 7,091,063
Interest	4,142
7,095,205

Expenses:
Management fees	8,965,614
Directors’ fees and expenses	27,271
Other expenses	31,265
9,024,150

Net investment income (loss)	(1,928,945)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	89,046,968
Foreign currency transactions	(537,362)
88,509,606

Change in net unrealized appreciation (depreciation) on:
Investments	113,643,815
Translation of assets and liabilities in foreign currencies	(71,365)
113,572,450

Net realized and unrealized gain (loss)	202,082,056

Net Increase (Decrease) in Net Assets Resulting from Operations	$200,153,111

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (1,928,945)	$ 1,404,307
Net realized gain (loss)	88,509,606	(167,958,880)
Change in net unrealized appreciation (depreciation)	113,572,450	239,760,500
Net increase (decrease) in net assets resulting from operations	200,153,111	73,205,927

Distributions to Shareholders
From net investment income	—	(2,424,540)

Capital Share Transactions
Proceeds from shares sold	6,307,332	6,747,149
Proceeds from reinvestment of distributions	—	2,404,219
Payments for shares redeemed	(84,853,156)	(45,864,082)
Net increase (decrease) in net assets from capital share transactions	(78,545,824)	(36,712,714)

Net increase (decrease) in net assets	121,607,287	34,068,673

Net Assets
Beginning of period	837,839,421	803,770,748
End of period	$959,446,708	$ 837,839,421

Undistributed net investment income	$100,128	$29,425

Transactions in Shares of the Fund
Sold	271,644	382,429
Issued in reinvestment of distributions	—	148,502
Redeemed	(3,644,275)	(2,490,790)
Net increase (decrease) in shares of the fund	(3,372,631)	(1,959,859)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in equity securities of companies of any size that management believes will increase in value over time.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investor Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $780,512,221 and $872,208,713, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$864,539,733	—	—
Foreign Common Stocks	67,830,537	$16,250,414	—
Temporary Cash Investments	89,371	5,000,000	—
Total Value of Investment Securities	$932,459,641	$21,250,414	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(100,128)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $100,128 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(477,883) in net realized gain (loss) on foreign currency transactions and $(70,703) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

21

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	—	$2,424,540
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$666,925,209
Gross tax appreciation of investments	$287,754,948
Gross tax depreciation of investments	(970,102)
Net tax appreciation (depreciation) of investments	$286,784,846
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ (39)
Net tax appreciation (depreciation)	$286,784,807
Undistributed ordinary income	—
Accumulated capital losses	$(104,553,393)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and to the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire 2017.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

22

Financial Highlights
Giftrust

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$20.86	$19.08	$31.53	$20.13	$17.28
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	0.03	(0.13)	(0.14)	(0.05)
Net Realized and Unrealized Gain (Loss)	5.26	1.81	(12.32)	11.54	2.90
Total From Investment Operations	5.21	1.84	(12.45)	11.40	2.85
Distributions
From Net Investment Income	—	(0.06)	—	—	—
Net Asset Value, End of Period	$26.07	$20.86	$19.08	$31.53	$20.13

Total Return(2)	24.98%	9.72%	(39.49)%	56.63%	16.49%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.22)%	0.19%	(0.48)%	(0.57)%	(0.22)%
Portfolio Turnover Rate	88%	167%	171%	147%	229%
Net Assets, End of Period (in millions)	$959	$838	$804	$1,421	$985

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Giftrust Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	826,207,383
	Against:	48,032,733
	Abstain:	63,530,333
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

25

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

26

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

27

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

28

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

            The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

31

Notes

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70043

Annual Report
October 31, 2010

American Century Investments®

Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	32

Other Information

Proxy Voting Results	33
Management	34
Additional Information	38
Index Definitions	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,
Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced, But Volatility Increased

The U.S. stock market posted double-digit gains for the 12 months ended October 31, 2010. The bulk of the advance occurred in the first half of the period as stocks extended a rally that began in March 2009. The market’s gains were driven by improving economic conditions, as evidenced by robust gross domestic product growth in the fourth quarter of 2009 and first quarter of 2010, and a rebound in corporate earnings as many companies significantly reduced costs to boost profit margins.

Market conditions grew more volatile during the last half of the period. Concerns about the European financial system and the strength of the economic recovery in the U.S. led to a stock market decline in May and June. However, the equity market finished the period on a positive note, staging a rally during the last two months of the period as economic indicators pointed to improved growth in the third quarter.

For the 12-month period, the broad equity indices returned approximately 18%. As the table below illustrates, mid- and small-cap issues led the market’s advance, returning more than 25% overall.

Growth Stocks Outperformed

Growth stocks outpaced value issues across all market capitalizations during the period, particularly over the last six months. The economically sensitive segments of the market—information technology, consumer discretionary, and industrials—were among the top performers for the 12 months. In contrast, the financials sector, which is the most prominent sector weighting in most value indices, lagged amid continued weakness in the housing market and uncertainty regarding the impact of recent financial reform legislation.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Growth

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	18.65%	4.21%	-1.07%	13.40%	6/30/71(1)
Russell 1000 Growth Index	—	19.65%	3.21%	-2.52%	N/A(2)	—
Institutional Class	TWGIX	18.90%	4.42%	-0.86%	4.49%	6/16/97
A Class(3) No sales charge* With sales charge*	TCRAX	18.37% 11.54%	3.96% 2.74%	-1.33% -1.91%	4.42% 3.96%	6/4/97
C Class No sales charge* With sales charge*	TWRCX	— —	— —	— —	7.92%(4) 6.92%(4)	3/1/10
R Class	AGWRX	18.10%	3.70%	—	4.99%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Index data not available prior to 12/29/78.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Growth gained 18.65%* in the 12 months ended October 31, 2010. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 19.65%. The portfolio outperformed its benchmark for the five- and 10-year periods ended in October (see page 5).

In terms of Growth’s absolute returns for the fiscal year, information technology shares contributed most to performance; no sector had negative returns for the period. Relative to the benchmark, stock selection made the consumer staples and financials sectors the leading detractors. Stock choices in the materials sector contributed most to relative performance, followed by contributions from positioning in the information technology and consumer discretionary segments.

Leading Detractors

Stock choices made consumer staples shares the leading detractors from relative results. Drug retailer Walgreen underperformed after issuing a cautious outlook despite reporting positive results. A stake in agricultural products processor Archer Daniels Midland also hurt performance, as soy crush margins declined. We eliminated our position in Archer Daniels Midland during the period. It also detracted from relative performance to have no exposure to tobacco firms Altria Group and Philip Morris International.

Stock selection also hurt relative returns in the financials sector, led by positioning among capital market firms and commercial banks. A stake in Goldman Sachs detracted from performance amid an ongoing government investigation into its conduct in the buildup to the financial crisis. Broker and asset manager Charles Schwab and commercial bank Wells Fargo were other notable detractors. It also hurt relative performance to have no exposure to real estate investment trusts.

An overweight position in the lagging health care sector also hurt relative returns, as did stock choices in the biotechnology and health care equipment industries. Medical equipment companies Baxter International and Covidien were the leading detractors in this sector.

Though consumer discretionary shares were positive contributors overall, a number of notable individual detractors came from the sector. Stakes in multiline retailers Kohl’s and Target hurt performance. It also detracted to be underrepresented in shares of internet retailers priceline.com and Amazon.com, which did well during the year despite a challenging consumer environment.

Materials Shares Contributed Most

Stock selection made the materials sector the leading contributor to relative return. Positioning in the chemicals industry contributed most, where it helped to hold stakes in PPG Industries and Airgas. It was also beneficial to be underrepresented in shares of Monsanto. Metals and mining firms Freeport-McMoRan Copper & Gold and Newmont Mining were other sources of strength, benefiting from rising gold prices.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Growth

IT and Consumer Discretionary Stocks Also Helped

Stock choices meant the information technology sector was another important source of outperformance. Communications equipment company F5 Networks continued to benefit from web traffic trends and data center consolidation, making this one of the largest individual contributors to relative results for the year. Relative performance was also aided by stakes in semiconductor firms Broadcom, Cree, and Linear Technology.

Another key contribution to relative results came from positioning in the consumer discretionary sector, led by holdings in the auto components, specialty retail, and hotels, restaurant, and leisure industry segments. The largest individual contributor for the year was auto parts manufacturer BorgWarner, which benefited from the rebound in the auto industry and demand for new turbo-diesel and gasoline direct-injection engines. Fast food retailer Chipotle Mexican Grill enjoyed better-than-expected same-store sales and good growth dynamics. Starwood Hotels & Resorts was another leading contributor for the year, benefiting from rising room rates and favorable supply/demand factors.

Finally, stock selection and an underweight position made energy shares other positive contributors to performance relative to the benchmark. Energy stocks underperformed in part because of negative sentiment resulting from the Gulf of Mexico disaster.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns relative to the Russell 1000 Growth Index. Using stock selection as the principal tool for alpha generation has advantages for generating higher risk-adjusted returns, and does so in a manner that provides an investor with the desired asset allocation. Superior risk-adjusted returns can be achieved because of the diversification in multiple stock decisions versus the all-or-none approach of a market call. In other words, an 80-stock portfolio reflects 80 investment decisions, while a top-down market-timing approach (via cash or some other sector or asset allocation technique) is really one decision executed through 80 positions.

As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2010, we found opportunity in the industrials, telecommunication services, and health care sectors, the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight was in information technology shares, though the sector remains the portfolio’s single largest sector allocation on an absolute basis.

8

Growth

Top Ten Holdings
% of net assets as of 10/31/10
Apple, Inc.	4.7%
Exxon Mobil Corp.	4.3%
Google, Inc., Class A	3.0%
Coca-Cola Co. (The)	2.7%
Oracle Corp.	2.5%
Schlumberger Ltd.	2.4%
EMC Corp.	1.9%
Microsoft Corp.	1.8%
United Parcel Service, Inc., Class B	1.8%
QUALCOMM, Inc.	1.7%

Top Five Industries
% of net assets as of 10/31/10
Software	8.2%
Computers & Peripherals	7.7%
Oil, Gas & Consumable Fuels	6.9%
Machinery	4.9%
Communications Equipment	4.1%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Common Stocks	99.2%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.1%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,021.30	$5.09	1.00%
Institutional Class	$1,000	$1,022.80	$4.08	0.80%
A Class	$1,000	$1,020.30	$6.37	1.25%
C Class	$1,000	$1,016.60	$10.17	2.00%
R Class	$1,000	$1,019.10	$7.63	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Growth

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 99.2%
AEROSPACE & DEFENSE — 2.3%
Honeywell International, Inc.	1,357,943	$ 63,972,695
Rockwell Collins, Inc.	1,150,077	69,591,159
		133,563,854
AIR FREIGHT & LOGISTICS — 1.8%
United Parcel Service, Inc., Class B	1,606,493	108,181,239
AUTO COMPONENTS — 1.6%
BorgWarner, Inc.(1)	1,721,561	96,596,788
AUTOMOBILES — 0.8%
Ford Motor Co.(1)	3,285,469	46,423,677
BEVERAGES — 3.6%
Coca-Cola Co. (The)	2,638,672	161,803,367
PepsiCo, Inc.	802,456	52,400,377
		214,203,744
BIOTECHNOLOGY — 1.6%
Alexion Pharmaceuticals, Inc.(1)	205,045	14,004,573
Amgen, Inc.(1)	647,994	37,058,777
Gilead Sciences, Inc.(1)	1,123,986	44,588,525
		95,651,875
CAPITAL MARKETS — 1.5%
BlackRock, Inc.	193,118	33,021,247
Charles Schwab Corp. (The)	1,536,442	23,661,207
Goldman Sachs Group, Inc. (The)	204,359	32,891,581
		89,574,035
CHEMICALS — 3.0%
E.I. du Pont de Nemours & Co.	1,294,153	61,187,554
PPG Industries, Inc.	1,098,045	84,220,051
Sigma-Aldrich Corp.	559,909	35,509,429
		180,917,034
COMMUNICATIONS EQUIPMENT — 4.1%
Cisco Systems, Inc.(1)	4,158,403	94,936,340
F5 Networks, Inc.(1)	380,968	44,839,934
QUALCOMM, Inc.	2,234,454	100,840,909
Tellabs, Inc.	15,603	106,412
		240,723,595
COMPUTERS & PERIPHERALS — 7.7%
Apple, Inc.(1)	924,409	278,126,936
EMC Corp.(1)	5,291,663	111,177,839
NetApp, Inc.(1)	1,299,272	69,186,234
		458,491,009
CONSUMER FINANCE — 1.5%
American Express Co.	2,163,375	89,693,527
ELECTRICAL EQUIPMENT — 2.3%
Emerson Electric Co.	897,207	49,256,664
Rockwell Automation, Inc.	1,350,196	84,211,725
		133,468,389
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Jabil Circuit, Inc.	2,294,031	35,190,435
ENERGY EQUIPMENT & SERVICES — 3.2%
Halliburton Co.	1,500,198	47,796,308
Schlumberger Ltd.	2,017,570	141,007,968
		188,804,276
FOOD & STAPLES RETAILING — 2.1%
Costco Wholesale Corp.	1,329,570	83,457,109
Wal-Mart Stores, Inc.	775,817	42,026,007
		125,483,116
FOOD PRODUCTS — 1.9%
General Mills, Inc.	1,281,688	48,114,568
Hershey Co. (The)	726,701	35,964,432
Kellogg Co.	285,678	14,358,176
Mead Johnson Nutrition Co.	249,525	14,677,061
		113,114,237
HEALTH CARE EQUIPMENT & SUPPLIES — 2.8%
Covidien plc	1,574,856	62,789,509
Edwards Lifesciences Corp.(1)	325,982	20,833,510
Gen-Probe, Inc.(1)	363,240	17,591,713
Intuitive Surgical, Inc.(1)	93,977	24,711,252
Masimo Corp.	485,229	14,639,359
Zimmer Holdings, Inc.(1)	481,778	22,855,548
		163,420,891
HEALTH CARE PROVIDERS & SERVICES — 2.3%
Aetna, Inc.	286,960	8,568,626
Express Scripts, Inc.(1)	2,023,128	98,162,170
Medco Health Solutions, Inc.(1)	612,458	32,172,419
		138,903,215
HOTELS, RESTAURANTS & LEISURE — 2.9%
Chipotle Mexican Grill, Inc.(1)	131,206	27,580,813
McDonald’s Corp.	964,783	75,031,174
Starwood Hotels & Resorts Worldwide, Inc.	1,271,626	68,845,832
		171,457,819
HOUSEHOLD DURABLES — 0.4%
Whirlpool Corp.	315,552	23,928,308

12

Growth

Shares	Value
HOUSEHOLD PRODUCTS — 0.8%
Procter & Gamble Co. (The)	760,746	$ 48,360,623
INDUSTRIAL CONGLOMERATES — 1.3%
3M Co.	263,418	22,185,064
Textron, Inc.	2,550,858	53,108,863
		75,293,927
INSURANCE — 1.7%
Aflac, Inc.	1,238,377	69,212,890
Chubb Corp. (The)	249,930	14,500,939
Travelers Cos., Inc. (The)	320,109	17,670,017
		101,383,846
INTERNET & CATALOG RETAIL — 0.2%
Netflix, Inc.(1)	67,200	11,659,200
INTERNET SOFTWARE & SERVICES — 3.5%
Akamai Technologies, Inc.(1)	612,085	31,626,432
Google, Inc., Class A(1)	290,220	177,901,958
		209,528,390
IT SERVICES — 3.6%
Accenture plc, Class A	1,391,741	62,224,740
International Business Machines Corp.	574,315	82,471,634
MasterCard, Inc., Class A	287,469	69,009,808
		213,706,182
LIFE SCIENCES TOOLS & SERVICES — 0.7%
Bruker Corp.(1)	728,080	10,913,919
Thermo Fisher Scientific, Inc.(1)	547,356	28,145,046
		39,058,965
MACHINERY — 4.9%
Bucyrus International, Inc.	275,349	18,767,788
Caterpillar, Inc.	604,335	47,500,731
Deere & Co.	798,163	61,298,918
Eaton Corp.	956,408	84,957,723
Illinois Tool Works, Inc.	1,741,407	79,582,300
		292,107,460
MEDIA — 1.9%
Scripps Networks Interactive, Inc., Class A	880,021	44,784,269
Walt Disney Co. (The)	1,956,149	70,636,540
		115,420,809
METALS & MINING — 2.2%
Cliffs Natural Resources, Inc.	538,342	35,099,898
Freeport-McMoRan Copper & Gold, Inc.	686,892	65,034,935
Newmont Mining Corp.	462,493	28,151,949
		128,286,782
MULTILINE RETAIL — 2.2%
Kohl’s Corp.(1)	1,061,411	54,344,243
Target Corp.	1,494,014	77,599,087
		131,943,330
OIL, GAS & CONSUMABLE FUELS — 6.9%
Cimarex Energy Co.	370,011	28,398,344
ConocoPhillips	686,193	40,759,864
EOG Resources, Inc.	192,532	18,429,163
Exxon Mobil Corp.	3,857,456	256,405,100
Occidental Petroleum Corp.	606,687	47,703,799
Southwestern Energy Co.(1)	571,542	19,346,697
		411,042,967
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	570,080	40,572,594
PHARMACEUTICALS — 2.9%
Abbott Laboratories	1,485,215	76,221,234
Allergan, Inc.	730,956	52,928,524
Novo Nordisk A/S B Shares	276,462	29,100,720
Perrigo Co.	192,005	12,649,289
		170,899,767
ROAD & RAIL — 0.7%
Union Pacific Corp.	467,960	41,030,733
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.5%
Broadcom Corp., Class A	1,990,664	81,099,651
Cree, Inc.(1)	161,963	8,307,082
Linear Technology Corp.	2,135,237	68,818,689
Microchip Technology, Inc.	244,805	7,877,825
Texas Instruments, Inc.	1,504,100	44,476,237
		210,579,484
SOFTWARE — 8.2%
Citrix Systems, Inc.(1)	374,260	23,978,838
CommVault Systems, Inc.(1)	325,792	9,425,163
Electronic Arts, Inc.(1)	2,300,106	36,456,680
Intuit, Inc.(1)	1,053,259	50,556,432
Microsoft Corp.	4,107,543	109,424,946
Oracle Corp.	5,046,751	148,374,479
Quest Software, Inc.(1)	687,310	17,986,903
salesforce.com, inc.(1)	172,962	20,075,699
Symantec Corp.(1)	2,848,842	46,094,264
VMware, Inc., Class A(1)	350,794	26,821,709
		489,195,113

13

Growth

Shares	Value
SPECIALTY RETAIL — 3.8%
American Eagle Outfitters, Inc.	1,625,964	$ 26,031,683
Home Depot, Inc. (The)	2,954,635	91,239,129
Limited Brands, Inc.	1,740,189	51,144,155
OfficeMax, Inc.(1)	1,401,047	24,798,532
Williams-Sonoma, Inc.	1,013,898	32,819,878
		226,033,377
WIRELESS TELECOMMUNICATION SERVICES — 1.5%
Crown Castle International Corp.(1)	1,788,158	77,105,373
SBA Communications Corp., Class A(1)	354,641	13,923,206
		91,028,579
TOTAL COMMON STOCKS(Cost $5,183,242,505)		5,894,923,191
Temporary Cash Investments — 0.7%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	38,775	$ 38,775
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $42,652,637), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $41,800,627)		41,800,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $41,838,775)		41,838,775
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $5,225,081,280)		5,936,761,966
OTHER ASSETS AND LIABILITIES — 0.1%		5,824,017
TOTAL NET ASSETS — 100.0%		$5,942,585,983

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
97,667,113	DKK for USD	UBS AG	11/30/10	$18,223,176	$(50,522)

(Value on Settlement Date $18,172,654)

Notes to Schedule of Investments

DKK = Danish Krone

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $5,225,081,280)	$5,936,761,966
Foreign currency holdings, at value (cost of $121)	102
Receivable for investments sold	115,550,477
Receivable for capital shares sold	4,627,280
Dividends and interest receivable	4,375,037
6,061,314,862

Liabilities
Disbursements in excess of demand deposit cash	73,724
Payable for investments purchased	110,522,044
Payable for capital shares redeemed	3,531,231
Unrealized loss on forward foreign currency exchange contracts	50,522
Accrued management fees	4,474,920
Distribution and service fees payable	76,438
118,728,879

Net Assets	$5,942,585,983

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,446,133,666
Undistributed net investment income	22,778,091
Accumulated net realized loss	(237,956,038)
Net unrealized appreciation	711,630,264
$5,942,585,983

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$4,440,151,903	184,973,801	$24.00
Institutional Class, $0.01 Par Value	$1,106,748,444	45,678,740	$24.23
A Class, $0.01 Par Value	$369,141,825	15,640,156	$23.60*
C Class, $0.01 Par Value	$6,218,891	260,761	$23.85
R Class, $0.01 Par Value	$20,324,920	865,358	$23.49

* Maximum offering price $25.04 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,312)	$ 69,884,935
Interest	73,927
69,958,862
Expenses:
Management fees	47,099,288
Distribution and service fees:
A Class	685,819
C Class	2,943
R Class	58,747
Directors’ fees and expenses	164,008
Other expenses	237,030
48,247,835

Net investment income (loss)	21,711,027

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	480,830,035
Foreign currency transactions	1,514,647
Futures contract transactions	(448,272)
481,896,410

Change in net unrealized appreciation (depreciation) on:
Investments	323,321,821
Translation of assets and liabilities in foreign currencies	(206,042)
323,115,779

Net realized and unrealized gain (loss)	805,012,189

Net Increase (Decrease) in Net Assets Resulting from Operations	$826,723,216

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 21,711,027	$ 16,823,008
Net realized gain (loss)	481,896,410	(359,271,724)
Change in net unrealized appreciation (depreciation)	323,115,779	872,613,776
Net increase (decrease) in net assets resulting from operations	826,723,216	530,165,060

Distributions to Shareholders
From net investment income:
Investor Class	(9,474,213)	(12,789,814)
Institutional Class	(2,809,220)	(2,136,538)
A Class	(22,537)	(370,766)
R Class	—	(790)
Decrease in net assets from distributions	(12,305,970)	(15,297,908)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	984,370,677	580,646,064

Net increase (decrease) in net assets	1,798,787,923	1,095,513,216

Net Assets
Beginning of period	4,143,798,060	3,048,284,844
End of period	$5,942,585,983	$4,143,798,060

Undistributed net investment income	$22,778,091	$12,280,812

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value but may purchase companies of any size. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the C Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

18

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 0.99% for the Investor Class, A Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $5,075,481,993 and $4,114,543,785, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010(1)		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	42,868,834	$ 951,268,051	32,861,265	$ 566,193,264
Issued in connection with reorganization (Note 9)	1,023,911	24,573,857	6,689,833	119,748,011
Issued in reinvestment of distributions	384,127	8,458,476	719,542	11,275,229
Redeemed	(25,562,853)	(568,903,119)	(21,943,388)	(378,453,255)
	18,714,019	415,397,265	18,327,252	318,763,249
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	25,469,004	591,790,668	18,025,182	335,314,338
Issued in connection with reorganization (Note 9)	53,875	1,305,390	199,166	3,596,938
Issued in reinvestment of distributions	122,616	2,720,853	135,395	2,136,538
Redeemed	(6,807,256)	(152,879,506)	(7,550,113)	(128,368,426)
	18,838,239	442,937,405	10,809,630	212,679,388
A Class/Shares Authorized	310,000,000		310,000,000
Sold	5,917,194	128,488,284	5,736,574	98,983,093
Issued in connection with reorganization (Note 9)	1,719,102	40,570,799	—	—
Issued in reinvestment of distributions	964	20,921	22,056	340,539
Redeemed	(2,746,133)	(59,876,656)	(3,140,611)	(53,536,555)
	4,891,127	109,203,348	2,618,019	45,787,077
C Class/Shares Authorized	20,000,000		N/A
Sold	56,605	1,279,112
Issued in connection with reorganization (Note 9)	204,997	4,889,189
Redeemed	(841)	(17,696)
	260,761	6,150,605
R Class/Shares Authorized	30,000,000		50,000,000
Sold	559,790	12,252,871	279,510	4,897,686
Issued in connection with reorganization (Note 9)	92,918	2,182,649	—	—
Issued in reinvestment of distributions	—	—	39	604
Redeemed	(172,171)	(3,753,466)	(83,745)	(1,481,940)
	480,537	10,682,054	195,804	3,416,350
Net increase (decrease)	43,184,683	$ 984,370,677	31,950,705	$ 580,646,064

(1)	March 1, 2010 (commencement of sale) through October 31, 2010 for the C Class.

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$5,865,822,471	$29,100,720	—
Temporary Cash Investments	38,775	41,800,000	—
Total Value of Investment Securities	$5,865,861,246	$70,900,720	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(50,522)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund held no equity price risk derivative instruments at period end. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of October 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$ 50,522
Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations		Location on Statement of Operations
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$ (448,272)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,480,118	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(140,138)
		$1,031,846		$(140,138)

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8. Federal Tax Information

On December 14, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 13, 2010:

Investor	Institutional	A	C	R
$0.0864	$0.1377	$0.0221	—	—

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$12,305,970	$15,297,908
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,244,606,606
Gross tax appreciation of investments	$767,368,922
Gross tax depreciation of investments	(75,213,562)
Net tax appreciation (depreciation) of investments	$692,155,360
Net tax appreciation (depreciation) of derivatives and translation of assets and liabilities in foreign currencies	$ (50,422)
Net tax appreciation (depreciation)	$692,104,938
Undistributed ordinary income	$22,778,091
Accumulated capital losses	$(218,430,712)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(13,506,140), $(4,346,487) and $(200,578,085) expire in 2015, 2016 and 2017, respectively.

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9. Reorganization Plans

2009 Reorganization Plan

On December 3, 2008, the Board of Directors of Life Sciences Fund (Life Sciences) and Technology Fund (Technology), two funds in a series issued by American Century World Mutual Funds, Inc., approved a plan of reorganization (the 2009 reorganization), pursuant to which Growth acquired all of the assets of Life Sciences and Technology in exchange for shares of equal value of Growth and assumption by Growth of certain ordinary course liabilities of Life Sciences and Technology. The financial statements and performance history of Growth were carried over post-reorganization. The 2009 reorganization was approved by shareholders of Life Sciences and Technology on May 5, 2009. The 2009 reorganization was effective at the close of business on May 29, 2009.

The 2009 reorganization was accomplished by a tax-free exchange of shares. On May 29, 2009, Life Sciences and Technology exchanged its shares for shares of Growth as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Life Sciences — Investor Class	14,188,887	Growth — Investor Class	3,543,258
Life Sciences — Institutional Class	292,636	Growth — Institutional Class	73,726

Technology — Investor Class	3,955,315	Growth — Investor Class	3,146,575
Technology — Institutional Class	156,129	Growth — Institutional Class	125,440

The net assets of Life Sciences, Technology and Growth immediately before the 2009 reorganization were $64,755,810, $58,589,139 and $3,253,531,971, respectively. Life Sciences’ unrealized depreciation of $(4,447,437) and Technology’s unrealized appreciation of $1,243,638 were combined with that of Growth. Immediately after the 2009 reorganization, the combined net assets were $3,376,876,920. Growth acquired capital loss carryovers of $(11,422,597) and $(91,949,746) from Life Sciences and Technology, respectively.

2010 Reorganization Plan

On June 10, 2010, the Board of Directors approved a plan of reorganization (the 2010 reorganization), pursuant to which Growth acquired all of the assets of Capital Growth Fund (Capital Growth), a fund in a series issued by the corporation, in exchange for shares of equal value of Growth and assumption by Growth of certain ordinary course liabilities of Capital Growth. The financial statements and performance history of Growth were carried over post-reorganization. The 2010 reorganization was effective at the close of business on October 29, 2010.

The 2010 reorganization was accomplished by a tax-free exchange of shares. On October 29, 2010, Capital Growth exchanged its shares for shares of Growth as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Capital Growth — Investor Class	2,077,088	Growth — Investor Class	1,023,911
Capital Growth — Institutional Class	109,789	Growth — Institutional Class	53,875
Capital Growth — A Class	3,382,474	Growth — A Class	1,681,204
Capital Growth — B Class	80,143	Growth — A Class	37,898
Capital Growth — C Class	438,099	Growth — C Class	204,997
Capital Growth — R Class	187,997	Growth — R Class	92,918

25

The net assets of Capital Growth and Growth immediately before the 2010 reorganization were $73,521,884 and $5,869,064,099, respectively. Capital Growth’s unrealized appreciation of $13,044,432 was combined with that of Growth. Immediately after the 2010 reorganization, the combined net assets were $5,942,585,983. Growth acquired capital loss carryovers of $(1,831,877) from Capital Growth.

Assuming the 2010 reorganization had been completed on November 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2010, are as follows:

Net investment income (loss)	$ 21,800,994
Net realized and unrealized gain (loss)	813,269,412
Net increase (decrease) in net assets resulting from operations	$835,070,406

Because the 2010 reorganization was completed at the close of business on the last business day of the period, no revenue and earnings of Capital Growth were included in the Statement of Operations.

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. Management agreements for new share classes that were launched after February 18, 2010 did not terminate, were not replaced by interim agreements, and did not require approval of new agreements.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $12,305,970, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

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Financial Highlights
Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$20.28	$17.69	$26.78	$21.99	$19.80
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.09	0.04	0.04	0.02
Net Realized and Unrealized Gain (Loss)	3.68	2.58	(9.10)	4.76	2.26
Total From Investment Operations	3.78	2.67	(9.06)	4.80	2.28
Distributions
From Net Investment Income	(0.06)	(0.08)	(0.03)	(0.01)	(0.09)
Net Asset Value, End of Period	$24.00	$20.28	$17.69	$26.78	$21.99

Total Return(2)	18.65%	15.25%	(33.86)%	21.86%	11.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.43%	0.50%	0.16%	0.15%	0.09%
Portfolio Turnover Rate	86%	114%	129%	112%	127%
Net Assets, End of Period (in millions)	$4,440	$3,372	$2,617	$4,133	$3,946

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$20.47	$17.86	$27.03	$22.19	$19.98
Income From Investment Operations
Net Investment Income (Loss)(1)	0.14	0.12	0.08	0.09	0.06
Net Realized and Unrealized Gain (Loss)	3.72	2.61	(9.17)	4.81	2.27
Total From Investment Operations	3.86	2.73	(9.09)	4.90	2.33
Distributions
From Net Investment Income	(0.10)	(0.12)	(0.08)	(0.06)	(0.12)
Net Asset Value, End of Period	$24.23	$20.47	$17.86	$27.03	$22.19

Total Return(2)	18.90%	15.45%	(33.71)%	22.13%	11.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63%	0.70%	0.36%	0.35%	0.29%
Portfolio Turnover Rate	86%	114%	129%	112%	127%
Net Assets, End of Period (in thousands)	$1,106,748	$549,496	$286,262	$284,695	$759,816

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.94	$17.40	$26.36	$21.68	$19.53
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.04	(0.02)	(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss)	3.62	2.54	(8.94)	4.72	2.22
Total From Investment Operations	3.66	2.58	(8.96)	4.68	2.19
Distributions
From Net Investment Income	—(3)	(0.04)	—	—	(0.04)
Net Asset Value, End of Period	$23.60	$19.94	$17.40	$26.36	$21.68

Total Return(4)	18.37%	14.99%	(34.03)%	21.59%	11.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	0.25%	(0.09)%	(0.10)%	(0.16)%
Portfolio Turnover Rate	86%	114%	129%	112%	127%
Net Assets, End of Period (in thousands)	$369,142	$214,371	$141,441	$206,837	$85,953

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.10
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.10)
Net Realized and Unrealized Gain (Loss)	1.85
Total From Investment Operations	1.75
Net Asset Value, End of Period	$23.85

Total Return(3)	7.92%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%(4)
Portfolio Turnover Rate	86%(5)
Net Assets, End of Period (in thousands)	$6,219

(1)	March 1, 2010 (commencement of sale) through October 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

30

Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$19.90	$17.35	$26.37	$21.74	$19.59
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.02)	(0.01)	(0.08)	(0.10)	(0.11)
Net Realized and Unrealized Gain (Loss)	3.61	2.56	(8.94)	4.73	2.26
Total From Investment Operations	3.59	2.55	(9.02)	4.63	2.15
Distributions
From Net Investment Income	—	—(2)	—	—	—
Net Asset Value, End of Period	$23.49	$19.90	$17.35	$26.37	$21.74

Total Return(3)	18.10%	14.67%	(34.21)%	21.30%	10.97%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07)%	0.00%(4)	(0.34)%	(0.35)%	(0.41)%
Portfolio Turnover Rate	86%	114%	129%	112%	127%
Net Assets, End of Period (in thousands)	$20,325	$7,656	$3,280	$2,383	$298

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

32

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A and R Classes	For:	2,733,976,323
	Against:	50,611,053
	Abstain:	80,216,032
	Broker Non-Vote:	320,396,781

Institutional Class	For:	346,124,254
	Against:	5,062,242
	Abstain:	10,463,124
	Broker Non-Vote:	3,003,337

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

33

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

34

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

35

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

36

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70039

Annual Report
October 31, 2010

American Century Investments®

Fundamental Equity Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Fundamental Equity

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	32

Other Information

Proxy Voting Results	33
Management	34
Additional Information	38
Index Definitions	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced, But Volatility Increased

The U.S. stock market posted double-digit gains for the 12 months ended October 31, 2010. The bulk of the advance occurred in the first half of the period as stocks extended a rally that began in March 2009. The market’s gains were driven by improving economic conditions, as evidenced by robust gross domestic product growth in the fourth quarter of 2009 and first quarter of 2010, and a rebound in corporate earnings as many companies significantly reduced costs to boost profit margins.

Market conditions grew more volatile during the last half of the period. Concerns about the European financial system and the strength of the economic recovery in the U.S. led to a stock market decline in May and June. However, the equity market finished the period on a positive note, staging a rally during the last two months of the period as economic indicators pointed to improved growth in the third quarter.

For the 12-month period, the broad equity indices returned approximately 18%. As the table below illustrates, mid- and small-cap issues led the market’s advance, returning more than 25% overall.

Growth Stocks Outperformed

Growth stocks outpaced value issues across all market capitalizations during the period, particularly over the last six months. The economically sensitive segments of the market—information technology, consumer discretionary, and industrials—were among the top performers for the 12 months. In contrast, the financials sector, which is the most prominent sector weighting in most value indices, lagged amid continued weakness in the housing market and uncertainty regarding the impact of recent financial reform legislation.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Fundamental Equity

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	AFDAX	14.10% 7.58%	3.66% 2.44%	4.80% 3.76%	11/30/04
S&P 500 Index	—	16.52%	1.73%	2.22%	—
Investor Class	AFDIX	14.47%	3.90%	4.00%	7/29/05
Institutional Class	AFEIX	14.57%	4.08%	4.18%	7/29/05
B Class No sales charge* With sales charge*	AFDBX	13.23% 9.23%	2.85% 2.67%	4.00% 3.86%	11/30/04
C Class	AFDCX	13.23%	2.85%	4.00%	11/30/04
R Class	AFDRX	13.86%	3.36%	3.46%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Fundamental Equity

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2004

*From 11/30/04, the A Class’s inception date. Not annualized. The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Fundamental Equity

Portfolio Managers: Greg Woodhams, Prescott LeGard, Justin Brown, and Joe Reiland

Performance Summary

Fundamental Equity returned 14.10%* for the 12 months ended October 31, 2010. Its benchmark, the S&P 500 Index, returned 16.52% over the same time frame. The portfolio’s performance since its inception in November 2004, however, outpaced that of its benchmark (additional performance comparisons are listed on pages 5 and 6).

As discussed in the Market Perspective on page 4, U.S. stock indices gained ground during the reporting period as investors faced a mixture of economic and market information. In this environment, large-cap stocks underperformed their mid- and small-cap counterparts, and growth-oriented shares outperformed value stocks.

Within the portfolio, poor security selection in the financials, health care, and consumer discretionary sectors accounted for the bulk of underperformance relative to the benchmark. Holdings in the materials sector partially offset those losses.

Financials Detracted, but Some Decisions Helped

The financials sector was the largest source of Fundamental Equity’s underperformance relative to its benchmark. Within the sector, the portfolio’s absolute and relative performance was hindered by holdings in the capital markets industry group, including an overweight stake in Goldman Sachs Group, Inc. These companies came under pressure from government intentions to regulate the size and risk taking of many financial firms.

Elsewhere in the financials sector, overweight positions within the commercial banks industry group detracted from relative returns, as did an underweight allocation and stock selection in the real estate investment trust industry.

In the diversified financial services industry, the portfolio held an overweight position in JPMorgan Chase. The company’s share price declined during the period as it reported lower-than-expected earnings amid rising credit costs. Also in the diversified financial services industry group, however, the portfolio maintained a significant underweight allocation to Bank of America Corp. This decision benefited relative performance, as the bank continued to experience pressure on its trading and mortgage income.

Health Care, Consumer Discretionary Gained, but Lagged Benchmark

The health care sector was also a source of relative underperformance, although it contributed positively to absolute returns for Fundamental Equity. The portfolio maintained overweight positions in several underperforming pharmaceutical companies, including Pfizer, Inc. The drug maker’s share price slid when it reduced guidance for revenue in 2012, when the patent on its blockbuster cholesterol drug Lipitor is set to expire.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

7

Fundamental Equity

An overweight stake in biotechnology holding Amgen also curbed relative returns. The company reported increased earnings for the first quarter of 2010, but lowered guidance on full year results due to health care reform measures. Although Amgen finished the reporting period with a gain in share price, it lagged the performance of other benchmark companies in the sector.

Fundamental Equity derived solid absolute gains from the consumer discretionary sector, although the sector collectively lagged benchmark returns for the sector. The hotels, restaurants, and leisure industry and the specialty retail industry were key sources of underperformance. In both industry groups, the portfolio held overweight stakes in several underperforming issues while missing some strong performers in the benchmark. An underweight allocation to the internet and catalog retail industry further trimmed relative returns.

Materials, Industrials Contributed

Stock selection in the materials sector benefited absolute and relative returns. Within the metals and mining industry group, the portfolio maintained an overweight position in Cliffs Natural Resources, Inc. The company, which benefited from improved pricing for iron ore as global economies improved, was the largest single contributor to Fundamental Equity’s relative gains for the period. In the chemicals industry, Fundamental Equity was rewarded for effective stock choices, as it held overweight stakes in select companies while sidestepping sector laggards.

In the industrials sector, a stake in United Rentals, Inc. proved beneficial. The equipment rental company, which is not a benchmark member, delivered higher-than-expected earnings amid rising demand. An overweight allocation to the electrical equipment industry group also contributed meaningfully to absolute and relative gains. Underlying the overweight allocation was a focus on Emerson Electric. The company announced strong earnings levels for the third quarter of 2010 and raised guidance for the full year as it experienced an increase in sales amid an improving worldwide economic environment.

Outlook

Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. The managers use a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk. Regardless of market environment, we will remain focused on our methodology of identifying attractively valued companies.

8

Fundamental Equity

Top Ten Holdings
% of net assets as of 10/31/10
International Business Machines Corp.	3.1%
Exxon Mobil Corp.	3.0%
Apple, Inc.	2.7%
JPMorgan Chase & Co.	2.7%
Wells Fargo & Co.	2.3%
Procter & Gamble Co. (The)	2.3%
Microsoft Corp.	2.1%
Amgen, Inc.	1.9%
Johnson & Johnson	1.8%
Chevron Corp.	1.7%

Top Five Industries
% of net assets as of 10/31/10
Oil, Gas & Consumable Fuels	8.9%
Insurance	5.5%
Computers & Peripherals	5.2%
Pharmaceuticals	4.9%
IT Services	4.4%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Common Stocks & Futures	98.7%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.1%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 - 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,003.40	$5.15	1.02%
Institutional Class	$1,000	$1,003.40	$4.14	0.82%
A Class	$1,000	$1,001.70	$6.41	1.27%
B Class	$1,000	$997.50	$10.17	2.02%
C Class	$1,000	$997.50	$10.17	2.02%
R Class	$1,000	$1,000.00	$7.66	1.52%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.19	1.02%
Institutional Class	$1,000	$1,021.07	$4.18	0.82%
A Class	$1,000	$1,018.80	$6.46	1.27%
B Class	$1,000	$1,015.02	$10.26	2.02%
C Class	$1,000	$1,015.02	$10.26	2.02%
R Class	$1,000	$1,017.54	$7.73	1.52%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Fundamental Equity

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 96.5%
AEROSPACE & DEFENSE — 3.0%
General Dynamics Corp.	23,928	$1,629,975
Honeywell International, Inc.	62,441	2,941,596
United Technologies Corp.	15,545	1,162,300
		5,733,871
AIR FREIGHT & LOGISTICS — 0.8%
United Parcel Service, Inc., Class B	24,278	1,634,881
AIRLINES — 0.2%
Allegiant Travel Co.	5,676	267,283
US Airways Group, Inc.(1)	6,081	71,695
		338,978
AUTOMOBILES — 1.5%
Ford Motor Co.(1)	199,421	2,817,819
BEVERAGES — 0.8%
Coca-Cola Enterprises, Inc.	31,439	754,850
Dr Pepper Snapple Group, Inc.	21,182	774,202
		1,529,052
BIOTECHNOLOGY — 2.0%
Amgen, Inc.(1)	62,704	3,586,042
Gilead Sciences, Inc.(1)	4,716	187,083
		3,773,125
CHEMICALS — 1.2%
Ashland, Inc.	7,511	387,793
E.I. du Pont de Nemours & Co.	9,519	450,058
Eastman Chemical Co.	1,310	102,927
International Flavors & Fragrances, Inc.	24,714	1,239,654
Lubrizol Corp.	873	89,474
		2,269,906
COMMERCIAL BANKS — 3.9%
Bank of Hawaii Corp.	14,322	618,567
PNC Financial Services Group, Inc.	21,520	1,159,928
U.S. Bancorp.	56,590	1,368,346
Wells Fargo & Co.	170,400	4,444,032
		7,590,873
COMMERCIAL SERVICES & SUPPLIES — 0.2%
Knoll, Inc.	25,675	389,490
COMMUNICATIONS EQUIPMENT — 1.2%
Cisco Systems, Inc.(1)	62,143	1,418,724
Motorola, Inc.(1)	31,033	252,919
QUALCOMM, Inc.	16,506	744,916
		2,416,559
COMPUTERS & PERIPHERALS — 5.2%
Apple, Inc.(1)	17,466	$5,254,995
EMC Corp.(1)	150,996	3,172,426
Hewlett-Packard Co.	16,243	683,181
SanDisk Corp.(1)	23,385	878,808
		9,989,410
CONSTRUCTION & ENGINEERING — 0.2%
EMCOR Group, Inc.(1)	10,829	279,929
Foster Wheeler AG(1)	2,183	51,126
		331,055
CONSUMER FINANCE — 0.5%
American Express Co.	25,152	1,042,802
CONTAINERS & PACKAGING — 0.2%
Sealed Air Corp.	14,235	329,540
DIVERSIFIED CONSUMER SERVICES — 0.3%
Sotheby’s	11,414	500,390
DIVERSIFIED FINANCIAL SERVICES — 3.0%
Bank of America Corp.	45,600	521,664
JPMorgan Chase & Co.	136,176	5,124,303
NYSE Euronext	3,318	101,663
		5,747,630
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
AT&T, Inc.	107,417	3,061,385
Frontier Communications Corp.	10,816	94,965
Qwest Communications International, Inc.	47,944	316,430
Verizon Communications, Inc.	14,335	465,457
		3,938,237
ELECTRIC UTILITIES — 0.5%
FirstEnergy Corp.	25,937	942,032
ELECTRICAL EQUIPMENT — 1.5%
Belden, Inc.	13,362	372,800
Emerson Electric Co.	42,791	2,349,226
GrafTech International Ltd.(1)	12,400	204,228
		2,926,254
ENERGY EQUIPMENT & SERVICES — 2.1%
Ensco plc ADR	5,764	267,104
Nabors Industries Ltd.(1)	47,858	1,000,232
National Oilwell Varco, Inc.	16,128	867,041
Noble Corp.	24,888	859,383
Patterson-UTI Energy, Inc.	48,119	933,990
Rowan Cos., Inc.(1)	4,300	141,470
		4,069,220

12

Fundamental Equity

Shares	Value
FOOD & STAPLES RETAILING — 2.2%
Safeway, Inc.	14,497	$331,981
SUPERVALU, INC.	26,313	283,917
SYSCO Corp.	10,742	316,460
Walgreen Co.	20,523	695,319
Wal-Mart Stores, Inc.	48,680	2,636,996
		4,264,673
FOOD PRODUCTS — 3.2%
Archer-Daniels-Midland Co.	51,203	1,706,084
ConAgra Foods, Inc.	7,883	177,289
H.J. Heinz Co.	47,944	2,354,530
Kraft Foods, Inc., Class A	9,503	306,662
Sara Lee Corp.	11,195	160,424
Tyson Foods, Inc., Class A	93,411	1,452,541
		6,157,530
GAS UTILITIES — 0.1%
Questar Corp.	12,148	206,152
HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Covidien plc	1,834	73,121
Hospira, Inc.(1)	17,816	1,059,696
Medtronic, Inc.	5,503	193,761
		1,326,578
HEALTH CARE PROVIDERS & SERVICES — 3.6%
Aetna, Inc.	26,461	790,125
AmerisourceBergen Corp.	67,447	2,213,611
Cardinal Health, Inc.	54,545	1,892,166
Medco Health Solutions, Inc.(1)	7,850	412,360
UnitedHealth Group, Inc.	47,858	1,725,281
		7,033,543
HOTELS, RESTAURANTS & LEISURE — 0.9%
Bally Technologies, Inc.(1)	5,065	182,745
Cheesecake Factory, Inc. (The)(1)	3,754	109,316
Starbucks Corp.	26,950	767,536
Wyndham Worldwide Corp.	23,858	685,918
		1,745,515
HOUSEHOLD DURABLES — 0.4%
Tupperware Brands Corp.	5,147	230,637
Whirlpool Corp.	6,312	478,639
		709,276
HOUSEHOLD PRODUCTS — 2.6%
Kimberly-Clark Corp.	8,559	542,127
Procter & Gamble Co. (The)	69,865	4,441,318
		4,983,445
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS(2)
Constellation Energy Group, Inc.	2,648	$80,075
INDUSTRIAL CONGLOMERATES — 1.5%
General Electric Co.	179,378	2,873,636
INSURANCE — 5.5%
ACE Ltd.	13,712	814,767
Aflac, Inc.	14,351	802,077
American Financial Group, Inc.	6,986	213,632
Assurant, Inc.	13,798	545,573
Chubb Corp. (The)	8,296	481,334
Principal Financial Group, Inc.	18,210	488,756
Prudential Financial, Inc.	59,777	3,143,075
Travelers Cos., Inc. (The)	43,316	2,391,043
Unum Group	80,868	1,813,061
		10,693,318
INTERNET SOFTWARE & SERVICES — 1.8%
AOL, Inc.(1)	5,939	158,452
eBay, Inc.(1)	8,559	255,144
Google, Inc., Class A(1)	4,891	2,998,134
		3,411,730
IT SERVICES — 4.4%
Accenture plc, Class A	23,666	1,058,107
International Business Machines Corp.	42,093	6,044,555
Western Union Co. (The)	80,527	1,417,275
		8,519,937
LEISURE EQUIPMENT & PRODUCTS — 0.4%
Hasbro, Inc.	18,253	844,201
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Thermo Fisher Scientific, Inc.(1)	3,581	184,135
MACHINERY — 2.2%
Caterpillar, Inc.	5,023	394,808
Deere & Co.	12,801	983,117
Dover Corp.	38,950	2,068,245
Oshkosh Corp.(1)	16,156	476,763
Wabtec Corp.	6,549	306,755
		4,229,688
MEDIA — 3.6%
CBS Corp., Class B	7,002	118,544
Comcast Corp., Class A	122,088	2,512,571
DirecTV, Class A(1)	2,243	97,481
Gannett Co., Inc.	6,247	74,027
Omnicom Group, Inc.	12,139	533,630
Time Warner Cable, Inc.	16,506	955,202

13

Fundamental Equity

Shares	Value
Time Warner, Inc.	65,499	$2,129,373
Valassis Communications, Inc.(1)	3,351	110,583
Viacom, Inc., Class B	9,171	353,909
		6,885,320
METALS & MINING — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	26,572	2,515,837
Reliance Steel & Aluminum Co.	5,414	226,576
		2,742,413
MULTILINE RETAIL — 0.7%
Big Lots, Inc.(1)	38,686	1,213,580
Dillard’s, Inc., Class A	3,154	80,458
		1,294,038
MULTI-UTILITIES — 3.0%
CenterPoint Energy, Inc.	76,065	1,259,636
DTE Energy Co.	21,710	1,015,160
NSTAR	39,560	1,650,048
Public Service Enterprise Group, Inc.	2,881	93,200
Xcel Energy, Inc.	71,174	1,698,212
		5,716,256
OIL, GAS & CONSUMABLE FUELS — 8.9%
Anadarko Petroleum Corp.	8,511	524,022
Chevron Corp.	39,649	3,275,404
ConocoPhillips	39,997	2,375,822
Exxon Mobil Corp.	87,873	5,840,918
Hess Corp.	7,790	491,004
Murphy Oil Corp.	11,440	745,430
Occidental Petroleum Corp.	26,461	2,080,628
Peabody Energy Corp.	13,448	711,399
Sunoco, Inc.	21,268	796,912
Valero Energy Corp.	10,567	189,678
Williams Cos., Inc. (The)	9,782	210,509
		17,241,726
PAPER & FOREST PRODUCTS — 0.9%
International Paper Co.	65,236	1,649,166
PHARMACEUTICALS — 4.9%
Abbott Laboratories	57,726	2,962,498
Bristol-Myers Squibb Co.	58,425	1,571,633
Eli Lilly & Co.	42,487	1,495,543
Johnson & Johnson	55,105	3,508,535
		9,538,209
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
Annaly Capital Management, Inc.	51,127	905,459
Public Storage	8,122	805,865
		1,711,324
ROAD & RAIL — 1.1%
Avis Budget Group, Inc.(1)	5,079	$58,967
Con-way, Inc.	3,581	118,209
Ryder System, Inc.	22,095	966,656
Union Pacific Corp.	12,314	1,079,692
		2,223,524
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.2%
Advanced Micro Devices, Inc.(1)	7,030	51,530
Altera Corp.	41,831	1,305,545
Intel Corp.	79,426	1,594,080
Marvell Technology Group Ltd.(1)	60,257	1,163,563
Micron Technology, Inc.(1)	28,256	233,677
Texas Instruments, Inc.	25,762	761,782
Xilinx, Inc.	38,601	1,034,893
		6,145,070
SOFTWARE — 3.4%
Microsoft Corp.	155,632	4,146,037
Oracle Corp.	45,221	1,329,497
Red Hat, Inc.(1)	6,972	294,637
Symantec Corp.(1)	47,944	775,734
		6,545,905
SPECIALTY RETAIL — 1.5%
Gap, Inc. (The)	84,012	1,597,068
Home Depot, Inc. (The)	26,461	817,116
Lowe’s Cos., Inc.	23,755	506,694
		2,920,878
TEXTILES, APPAREL & LUXURY GOODS — 0.3%
Coach, Inc.	10,218	510,900
THRIFTS & MORTGAGE FINANCE — 0.2%
Hudson City Bancorp., Inc.	40,259	469,017
TOBACCO — 1.3%
Altria Group, Inc.	57,551	1,462,946
Philip Morris International, Inc.	18,950	1,108,575
		2,571,521
TRADING COMPANIES & DISTRIBUTORS — 0.5%
United Rentals, Inc.(1)	52,983	995,551
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
American Tower Corp., Class A(1)	30,915	1,595,523
TOTAL COMMON STOCKS (Cost $154,354,972)		186,330,897

14

Fundamental Equity

Shares	Value
Temporary Cash Investments — 1.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	84,568	$84,568
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $2,196,917), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $2,153,032)		2,153,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,237,568)		2,237,568

Value
Temporary Cash Investments — Segregated For Futures Contracts — 2.2%
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $4,333,630), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $4,247,064) (Cost $4,247,000)	$4,247,000
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $160,839,540)	192,815,465
OTHER ASSETS AND LIABILITIES — 0.1%	239,790
TOTAL NET ASSETS — 100.0%	$193,055,255

Futures Contracts
Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
72 S&P 500 E-Mini Futures	December 2010	$4,246,920	$12,132

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

(2)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $160,839,540)	$192,815,465
Cash	7,011
Deposits with broker for futures contracts	337,500
Receivable for capital shares sold	105,408
Receivable for variation margin on futures contracts	1,316
Dividends and interest receivable	235,475
193,502,175

Liabilities
Payable for capital shares redeemed	238,934
Accrued management fees	163,483
Distribution and service fees payable	44,503
446,920

Net Assets	$193,055,255

Net Assets Consist of:
Capital (par value and paid-in surplus)	$286,164,076
Undistributed net investment income	1,109,077
Accumulated net realized loss	(126,205,955)
Net unrealized appreciation	31,988,057
$193,055,255

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$41,698,030	3,490,715	$11.95
Institutional Class, $0.01 Par Value	$119,625	9,998	$11.96
A Class, $0.01 Par Value	$129,960,055	10,896,521	$11.93*
B Class, $0.01 Par Value	$3,837,871	326,068	$11.77
C Class, $0.01 Par Value	$14,815,921	1,258,324	$11.77
R Class, $0.01 Par Value	$2,623,753	220,729	$11.89

*Maximum offering price $12.66 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends	$4,319,933
Interest	6,711
4,326,644
Expenses:
Management fees	2,076,188
Distribution and service fees:
A Class	363,950
B Class	39,831
C Class	154,188
R Class	13,030
Directors’ fees and expenses	12,084
Other expenses	24,377
2,683,648

Net investment income (loss)	1,642,996

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,925,646
Futures contract transactions	14,460
4,940,106

Change in net unrealized appreciation (depreciation) on:
Investments	20,926,042
Futures contracts	82,676
21,008,718

Net realized and unrealized gain (loss)	25,948,824

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,591,820

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$1,642,996	$2,517,261
Net realized gain (loss)	4,940,106	(75,469,025)
Change in net unrealized appreciation (depreciation)	21,008,718	85,640,660
Net increase (decrease) in net assets resulting from operations	27,591,820	12,688,896

Distributions to Shareholders
From net investment income:
Investor Class	(497,306)	(570,427)
Institutional Class	(3,938)	(8,437)
A Class	(1,609,202)	(2,467,422)
B Class	(10,268)	(21,956)
C Class	(38,972)	(100,095)
R Class	(20,874)	(4,280)
Decrease in net assets from distributions	(2,180,560)	(3,172,617)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(52,512,098)	(69,431,177)

Net increase (decrease) in net assets	(27,100,838)	(59,914,898)

Net Assets
Beginning of period	220,156,093	280,070,991
End of period	$193,055,255	$220,156,093

Undistributed net investment income	$1,109,077	$1,675,640

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Fundamental Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives using a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund generally invests in larger-sized companies, although it may invest in companies of any size. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

19

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of the filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $57,575,355 and $107,907,083, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	795,645	$9,031,346	2,936,657	$25,135,556
Issued in reinvestment of distributions	41,430	466,086	57,636	509,506
Redeemed	(932,491)	(10,516,363)	(3,188,093)	(28,688,549)
	(95,416)	(1,018,931)	(193,800)	(3,043,487)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	—	—	6,979	64,975
Issued in reinvestment of distributions	261	2,933	843	7,449
Redeemed	(16,120)	(182,316)	(41,167)	(356,339)
	(15,859)	(179,383)	(33,345)	(283,915)
A Class/Shares Authorized	150,000,000		150,000,000
Sold	1,427,524	16,144,781	3,799,682	34,559,184
Issued in reinvestment of distributions	138,149	1,555,561	270,411	2,390,433
Redeemed	(5,821,242)	(65,672,758)	(10,954,111)	(100,378,119)
	(4,255,569)	(47,972,416)	(6,884,018)	(63,428,502)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	1,365	15,388	32,197	295,530
Issued in reinvestment of distributions	787	8,796	2,063	18,109
Redeemed	(64,186)	(716,061)	(74,926)	(674,371)
	(62,034)	(691,877)	(40,666)	(360,732)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	296,361	3,339,002	368,218	3,301,855
Issued in reinvestment of distributions	2,442	27,326	6,919	60,819
Redeemed	(509,599)	(5,682,924)	(839,097)	(7,652,952)
	(210,796)	(2,316,596)	(463,960)	(4,290,278)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	61,556	693,221	241,830	2,219,424
Issued in reinvestment of distributions	1,856	20,874	485	4,280
Redeemed	(94,557)	(1,046,990)	(27,315)	(247,967)
	(31,145)	(332,895)	215,000	1,975,737
Net increase (decrease)	(4,670,819)	$(52,512,098)	(7,400,789)	$(69,431,177)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$186,330,897	—	—
Temporary Cash Investments	84,568	$6,400,000	—
Total Value of Investment Securities	$186,415,465	$6,400,000	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$12,132	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

23

The value of equity price risk derivative instruments as of October 31, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $1,316 in receivable for variation margin on futures contracts. For the year ended October 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $14,460 in net realized gain (loss) on futures contract transactions and $82,676 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

On December 14, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 13, 2010:

Investor	Institutional	A	B	C	R
$0.1365	$0.1616	$0.1051	$0.0110	$0.0110	$0.0737

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$2,180,560	$3,172,617
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$164,601,076
Gross tax appreciation of investments	$33,378,258
Gross tax depreciation of investments	(5,163,869)
Net tax appreciation (depreciation) of investments	$28,214,389
Undistributed ordinary income	$1,109,077
Accumulated capital losses	$(122,432,287)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(48,801,060) and $(73,631,227) expire in 2016 and 2017, respectively.

24

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $2,180,560, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

25

Financial Highlights
Fundamental Equity

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.57	$9.93	$15.68	$12.88	$11.04
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.12	0.15	0.14	0.08
Net Realized and Unrealized Gain (Loss)	1.40	0.66	(5.42)	2.93	2.12
Total From Investment Operations	1.52	0.78	(5.27)	3.07	2.20
Distributions
From Net Investment Income	(0.14)	(0.14)	(0.12)	(0.08)	—
From Net Realized Gains	—	—	(0.36)	(0.19)	(0.36)
Total Distributions	(0.14)	(0.14)	(0.48)	(0.27)	(0.36)
Net Asset Value, End of Period	$11.95	$10.57	$9.93	$15.68	$12.88

Total Return(2)	14.47%	8.16%	(34.56)%	24.18%	20.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.02%	1.01%	1.01%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06%	1.37%	1.15%	0.99%	0.74%
Portfolio Turnover Rate	29%	64%	97%	82%	174%
Net Assets, End of Period (in thousands)	$41,698	$37,918	$37,535	$53,908	$3,836

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Fundamental Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.59	$9.94	$15.70	$12.90	$11.05
Income From Investment Operations
Net Investment Income (Loss)(1)	0.15	0.16	0.19	0.19	0.12
Net Realized and Unrealized Gain (Loss)	1.38	0.65	(5.44)	2.91	2.10
Total From Investment Operations	1.53	0.81	(5.25)	3.10	2.22
Distributions
From Net Investment Income	(0.16)	(0.16)	(0.15)	(0.11)	—
From Net Realized Gains	—	—	(0.36)	(0.19)	(0.37)
Total Distributions	(0.16)	(0.16)	(0.51)	(0.30)	(0.37)
Net Asset Value, End of Period	$11.96	$10.59	$9.94	$15.70	$12.90

Total Return(2)	14.57%	8.47%	(34.45)%	24.43%	20.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.82%	0.81%	0.81%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.26%	1.57%	1.35%	1.19%	0.94%
Portfolio Turnover Rate	29%	64%	97%	82%	174%
Net Assets, End of Period (in thousands)	$120	$274	$589	$286	$31

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

Fundamental Equity

A Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.56	$9.91	$15.65	$12.85	$11.03
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.11	0.12	0.11	0.06
Net Realized and Unrealized Gain (Loss)	1.39	0.66	(5.41)	2.92	2.11
Total From Investment Operations	1.48	0.77	(5.29)	3.03	2.17
Distributions
From Net Investment Income	(0.11)	(0.12)	(0.09)	(0.04)	—
From Net Realized Gains	—	—	(0.36)	(0.19)	(0.35)
Total Distributions	(0.11)	(0.12)	(0.45)	(0.23)	(0.35)
Net Asset Value, End of Period	$11.93	$10.56	$9.91	$15.65	$12.85

Total Return(2)	14.10%	8.00%	(34.73)%	23.88%	20.12%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.27%	1.26%	1.26%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81%	1.12%	0.90%	0.74%	0.49%
Portfolio Turnover Rate	29%	64%	97%	82%	174%
Net Assets, End of Period (in thousands)	$129,960	$159,959	$218,469	$246,322	$37,314

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

Fundamental Equity

B Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.42	$9.78	$15.45	$12.74	$10.96
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.03	0.02	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	1.37	0.66	(5.36)	2.89	2.07
Total From Investment Operations	1.38	0.69	(5.34)	2.90	2.05
Distributions
From Net Investment Income	(0.03)	(0.05)	—	—	—
From Net Realized Gains	—	—	(0.33)	(0.19)	(0.27)
Total Distributions	(0.03)	(0.05)	(0.33)	(0.19)	(0.27)
Net Asset Value, End of Period	$11.77	$10.42	$9.78	$15.45	$12.74

Total Return(2)	13.23%	7.17%	(35.23)%	23.01%	19.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.02%	2.01%	2.01%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	0.37%	0.15%	(0.01)%	(0.26)%
Portfolio Turnover Rate	29%	64%	97%	82%	174%
Net Assets, End of Period (in thousands)	$3,838	$4,043	$4,195	$4,889	$1,498

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Fundamental Equity

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.42	$9.79	$15.46	$12.75	$10.96
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.03	0.02	—(2)	(0.03)
Net Realized and Unrealized Gain (Loss)	1.37	0.65	(5.36)	2.90	2.09
Total From Investment Operations	1.38	0.68	(5.34)	2.90	2.06
Distributions
From Net Investment Income	(0.03)	(0.05)	—	—	—
From Net Realized Gains	—	—	(0.33)	(0.19)	(0.27)
Total Distributions	(0.03)	(0.05)	(0.33)	(0.19)	(0.27)
Net Asset Value, End of Period	$11.77	$10.42	$9.79	$15.46	$12.75

Total Return(3)	13.23%	7.06%	(35.20)%	22.99%	19.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.02%	2.01%	2.01%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	0.37%	0.15%	(0.01)%	(0.26)%
Portfolio Turnover Rate	29%	64%	97%	82%	174%
Net Assets, End of Period (in thousands)	$14,816	$15,311	$18,919	$24,544	$4,530

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Fundamental Equity

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.52	$9.88	$15.61	$12.81	$11.03
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.06	0.09	0.09	0.04
Net Realized and Unrealized Gain (Loss)	1.39	0.68	(5.41)	2.90	2.08
Total From Investment Operations	1.45	0.74	(5.32)	2.99	2.12
Distributions
From Net Investment Income	(0.08)	(0.10)	(0.05)	—(2)	—
From Net Realized Gains	—	—	(0.36)	(0.19)	(0.34)
Total Distributions	(0.08)	(0.10)	(0.41)	(0.19)	(0.34)
Net Asset Value, End of Period	$11.89	$10.52	$9.88	$15.61	$12.81

Total Return(3)	13.86%	7.64%	(34.92)%	23.60%	19.67%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.52%	1.51%	1.51%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	0.87%	0.65%	0.49%	0.24%
Portfolio Turnover Rate	29%	64%	97%	82%	174%
Net Assets, End of Period (in thousands)	$2,624	$2,650	$364	$438	$30

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

32

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals.  Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	89,370,930
	Against:	2,280,617
	Abstain:	4,148,615
	Broker Non-Vote:	28,561,469

Institutional Class	For:	195,928
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

33

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

34

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

35

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

36

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70040

Annual Report
October 31, 2010

American Century Investments®

Heritage Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Heritage

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31

Other Information

Proxy Voting Results	32
Management	33
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Stocks Rallied Amid Growing Volatility

U.S. stocks advanced for the 12 months ended October 31, 2010, as the broad equity indices posted double-digit gains. Virtually all of the market’s gains occurred in the first six months of the period, when stocks continued to climb after reaching a multi-year low in March 2009. The key factors behind the rally included favorable economic data, which provided evidence of a burgeoning recovery, and better-than-expected corporate earnings, which resulted largely from cost-cutting measures by many businesses to widen profit margins.

Market conditions changed abruptly in late April as evidence of a pullback in economic activity led to concerns about a relapse into recession. These concerns were amplified by a sovereign debt crisis in Greece that began to spread across Europe. In response, the equity market declined sharply throughout May and June as market volatility increased substantially.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between positive corporate earnings reports and an increasingly sluggish economic environment. However, stocks staged a resurgence during the final two months of the period as investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery via another round of quantitative easing.

Small- and Mid-Cap Growth Stocks Outperformed

While stocks advanced across the board, the 12-month period was especially favorable for mid- and small-cap growth stocks. The small- and mid-cap segments of the market led the overall advance, returning more than 25% (see the table below). Smaller companies suffered the largest losses during the downturn in late 2008 and early 2009 and thus far have enjoyed the highest returns during the market’s recovery.

In addition, growth-oriented issues outpaced value shares across all market capitalizations. The best-performing sectors in the market were those traditionally associated with growth, such as information technology and consumer discretionary. In addition, the financials sector—a major component in value indices—underperformed during the period.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Heritage

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	34.15%	10.19%	3.76%	11.53%	11/10/87
Russell Midcap Growth Index	—	28.03%	4.28%	0.20%	10.38%(2)	—
Russell Midcap Index	—	27.71%	4.01%	5.42%	11.70%(2)	—
Institutional Class	ATHIX	34.44%	10.42%	3.98%	8.30%	6/16/97
A Class(3) No sales charge* With sales charge*	ATHAX	33.76% 26.10%	9.91% 8.61%	3.49% 2.88%	7.48% 7.00%	7/11/97
B Class No sales charge* With sales charge*	ATHBX	32.84% 28.84%	— —	— —	-2.70% -3.74%	9/28/07
C Class	AHGCX	32.85%	9.10%	—	5.19%	6/26/01
R Class	ATHWX	33.50%	—	—	-2.21%	9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Since 10/31/87, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Heritage

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary
Heritage

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

Heritage returned 34.15%* for the 12 months ended October 31, 2010, outpacing the 28.03% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, as investors faced a mixture of economic and market information. Price momentum and acceleration, two factors that the Heritage team looks for in portfolio holdings, started to be rewarded toward the end of the reporting period. As the environment for the team’s process has improved, Heritage has delivered portfolio returns that outperformed those of its benchmark.

Heritage derived double-digit returns from all ten major industrial sectors during the reporting period. The portfolio’s relative performance benefited the most from investment decisions in the information technology sector. Stock selection in the industrials and energy sectors also contributed meaningfully to returns, as did the materials and consumer discretionary sectors. These gains were modestly trimmed by holdings in the consumer staples sector. Roughly half of Heritage’s gains for the period, relative to the benchmark, were derived from holdings in foreign securities.

Information Technology Led Gains

The information technology sector was the largest source of Heritage’s outperformance relative to its benchmark. Within the sector, Heritage was rewarded for an overweight stake in personal computer maker Apple, Inc. The company announced higher-than-expected earnings due to solid sales growth during the period, largely from the popularity of its iPhone smart phone and iPad device.

In the communications equipment industry group, Heritage held an overweight stake in networking company F5 Networks, which was the largest single contributor to relative gains. The company, which manages networks to optimize online application use, benefited from increased demand as a result of the popularity of social networking sites and e-commerce. During the reporting period, F5 delivered earnings that were in excess of analysts’ expectations and increased guidance for future earnings.

Heritage also held a significant position in Baidu, Inc., China’s dominant internet search engine. The company experienced acceleration in sales as more Chinese companies increased their internet presence through Web sites and online retail stores. Stock decisions in the IT services industry group also helped Heritage’s relative gains within the information technology sector.

Industrials, Energy Helped

The industrials sector was a key source of outperformance for Heritage. In the sector, Heritage benefited from an overweight position in railroad company Kansas City Southern. An improvement in economic activity during the period led to increased shipping demand, translating into accelerating volumes for the company.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Heritage

BE Aerospace also contributed meaningfully to relative returns. The maker of aircraft interiors demonstrated accelerating growth that the investment team expects to continue due to a strong 2011 wide-body delivery cycle, strong passenger travel demand, and record backlog.

Elsewhere in the industrials sector, the portfolio benefited from an overweight stake in Fastenal Co. The distributor of industrial and construction supplies experienced improved earnings during the reporting period as sales climbed.

The energy sector also contributed to outperformance relative to the benchmark, particularly within the energy equipment and services industry group. Here, Heritage successfully avoided a number of underperforming companies while holding overweight stakes in select holdings that outperformed.

Materials, Consumer Discretionary Helped

In the materials sector, an overweight stake in the metals and mining group drove relative outperformance. Cliffs Natural Resources, which benefited from improved pricing for iron ore as global economies improved, was a significant contributor to relative gains for the period. AK Steel Holding Corp., which is not a member of the benchmark, also added to returns as it benefited from improving economic conditions.

In the consumer discretionary sector, Heritage held a beneficial stake in Chinese online travel company Ctrip.com. The company experienced increased demand amid a resurgence in worldwide travel during the reporting period.

Consumer Staples Detracted

Although the consumer staples sector contributed to absolute gains for Heritage, it lagged the sector returns for the benchmark. In particular, Heritage held a detrimental overweight position in membership warehouse chain Costco Wholesale. The company had fared well in the weak economic environment, and investors viewed the company’s stock as a defensive position. As market conditions improved, however, Costco’s share price return was more moderate.

Outlook

Heritage’s investment process focuses on medium-sized and smaller companies with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. This process, which has historically added value over time, had faced unprecedented headwinds during the market rally that began in March 2009. Despite this challenge, Heritage provided solid absolute and relative returns during the reporting period. Recently, we have seen the relative headwinds from price momentum and acceleration subside as markets appear to have moved past the inflection point driven by market sentiment and into a period where fundamentals, and specifically fundamental improvement, is being recognized and rewarded by investors.

8

Heritage

Top Ten Holdings
% of net assets as of 10/31/10
F5 Networks, Inc.	3.1%
O’Reilly Automotive, Inc.	2.6%
priceline.com, Inc.	2.6%
Netflix, Inc.	2.3%
BE Aerospace, Inc.	2.2%
Royal Caribbean Cruises Ltd.	2.2%
SBA Communications Corp., Class A	2.2%
Apple, Inc.	1.9%
Cummins, Inc.	1.8%
NetApp, Inc.	1.7%

Top Five Industries
% of net assets as of 10/31/10
Hotels, Restaurants & Leisure	7.6%
Specialty Retail	5.6%
Internet & Catalog Retail	5.1%
Software	4.8%
Internet Software & Services	4.5%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Domestic Common Stocks	86.3%
Foreign Common Stocks*	11.3%
Total Common Stocks	97.6%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	1.2%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 - 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,070.80	$5.27	1.01%
Institutional Class	$1,000	$1,072.10	$4.23	0.81%
A Class	$1,000	$1,069.20	$6.57	1.26%
B Class	$1,000	$1,065.10	$10.46	2.01%
C Class	$1,000	$1,065.60	$10.46	2.01%
R Class	$1,000	$1,068.00	$7.87	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
Institutional Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
B Class	$1,000	$1,015.07	$10.21	2.01%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Heritage

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 97.6%
AEROSPACE & DEFENSE — 3.3%
BE Aerospace, Inc.(1)	1,755,785	$64,542,657
Precision Castparts Corp.	83,600	11,418,088
TransDigm Group, Inc.(1)	294,500	19,516,515
		95,477,260
AIR FREIGHT & LOGISTICS — 1.1%
Expeditors International of Washington, Inc.	668,300	32,987,288
AIRLINES — 1.4%
AMR Corp.(1)	2,374,000	18,707,120
United Continental Holdings, Inc.(1)	814,900	23,664,696
		42,371,816
AUTO COMPONENTS — 0.5%
BorgWarner, Inc.(1)	264,400	14,835,484
AUTOMOBILES — 0.8%
Bayerische Motoren Werke AG	205,800	14,754,135
Brilliance China Automotive Holdings Ltd.(1)	9,672,000	8,485,031
		23,239,166
BIOTECHNOLOGY — 2.6%
Alexion Pharmaceuticals, Inc.(1)	454,600	31,049,180
United Therapeutics Corp.(1)	467,700	28,062,000
Vertex Pharmaceuticals, Inc.(1)	404,200	15,492,986
		74,604,166
CAPITAL MARKETS — 0.7%
Lazard Ltd., Class A	553,612	20,428,283
CHEMICALS — 3.0%
Albemarle Corp.	847,600	42,490,188
CF Industries Holdings, Inc.	178,900	21,920,617
Ecolab, Inc.	232,700	11,476,764
Sigma-Aldrich Corp.	181,900	11,536,098
		87,423,667
COMMERCIAL BANKS — 0.2%
Comerica, Inc.	160,400	5,739,112
COMMERCIAL SERVICES & SUPPLIES — 0.8%
Stericycle, Inc.(1)	344,500	24,714,430
COMMUNICATIONS EQUIPMENT — 3.6%
F5 Networks, Inc.(1)	778,900	91,676,530
JDS Uniphase Corp.(1)	1,264,600	13,290,946
		104,967,476
COMPUTERS & PERIPHERALS — 4.5%
Apple, Inc.(1)	185,427	$55,789,421
Lexmark International, Inc., Class A(1)	622,500	23,673,675
NetApp, Inc.(1)	946,600	50,406,450
		129,869,546
CONSUMER FINANCE — 1.2%
Discover Financial Services	1,940,104	34,242,836
ELECTRICAL EQUIPMENT — 1.8%
American Superconductor Corp.(1)	393,800	13,251,370
Cooper Industries plc	577,300	30,262,066
Rockwell Automation, Inc.	167,500	10,446,975
		53,960,411
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.5%
Agilent Technologies, Inc.(1)	682,500	23,751,000
Amphenol Corp., Class A	371,200	18,608,256
Dolby Laboratories, Inc., Class A(1)	481,100	29,674,248
		72,033,504
ENERGY EQUIPMENT & SERVICES — 3.7%
Atwood Oceanics, Inc.(1)	272,838	8,869,964
Complete Production Services, Inc.(1)	1,042,905	24,435,264
Core Laboratories NV	331,500	25,780,755
Dril-Quip, Inc.(1)	259,500	17,931,450
FMC Technologies, Inc.(1)	430,200	31,017,420
		108,034,853
FOOD & STAPLES RETAILING — 1.7%
Costco Wholesale Corp.	206,100	12,936,897
Whole Foods Market, Inc.(1)	958,300	38,092,425
		51,029,322
FOOD PRODUCTS — 1.1%
Mead Johnson Nutrition Co.	547,900	32,227,478
GAS UTILITIES — 0.6%
National Fuel Gas Co.	313,100	17,276,858
HEALTH CARE EQUIPMENT & SUPPLIES — 3.1%
C.R. Bard, Inc.	453,200	37,669,984
Masimo Corp.	647,200	19,526,024
Varian Medical Systems, Inc.(1)	522,500	33,032,450
		90,228,458
HEALTH CARE PROVIDERS & SERVICES — 1.5%
Express Scripts, Inc.(1)	918,100	44,546,212

12

Heritage

Shares	Value
HEALTH CARE TECHNOLOGY — 1.5%
SXC Health Solutions Corp.(1)	1,105,370	$43,065,215
HOTELS, RESTAURANTS & LEISURE — 7.6%
Chipotle Mexican Grill, Inc.(1)	123,400	25,939,914
Ctrip.com International Ltd. ADR(1)	734,240	38,231,877
Home Inns & Hotels Management, Inc. ADR(1)	492,500	25,196,300
Las Vegas Sands Corp.(1)	688,500	31,588,380
Panera Bread Co., Class A(1)	160,372	14,354,898
Royal Caribbean Cruises Ltd.(1)	1,600,200	63,271,908
Starwood Hotels & Resorts Worldwide, Inc.	440,000	23,821,600
		222,404,877
HOUSEHOLD PRODUCTS — 0.5%
Church & Dwight Co., Inc.	215,700	14,203,845
INTERNET & CATALOG RETAIL — 5.1%
MakeMyTrip Ltd.(1)	134,100	4,847,715
Netflix, Inc.(1)	393,400	68,254,900
priceline.com, Inc.(1)	197,111	74,273,396
		147,376,011
INTERNET SOFTWARE & SERVICES — 4.5%
Akamai Technologies, Inc.(1)	587,300	30,345,791
Baidu, Inc. ADR(1)	398,500	43,838,985
OpenTable, Inc.(1)	61,700	3,785,295
VeriSign, Inc.(1)	962,800	33,457,300
WebMD Health Corp.(1)	386,189	20,189,961
		131,617,332
IT SERVICES — 1.4%
Cognizant Technology Solutions Corp., Class A(1)	632,700	41,245,713
LEISURE EQUIPMENT & PRODUCTS — 0.5%
Polaris Industries, Inc.	200,200	14,232,218
LIFE SCIENCES TOOLS & SERVICES — 1.8%
Illumina, Inc.(1)	608,000	33,020,480
Life Technologies Corp.(1)	363,700	18,250,466
		51,270,946
MACHINERY — 4.3%
AGCO Corp.(1)	582,500	24,738,775
ArvinMeritor, Inc.(1)	918,600	15,230,388
Bucyrus International, Inc.	257,500	17,551,200
Cummins, Inc.	610,700	53,802,670
Flowserve Corp.	136,187	13,618,700
		124,941,733
MEDIA — 1.1%
Imax Corp.(1)	1,441,700	$31,212,805
MULTILINE RETAIL — 1.3%
Dollar Tree, Inc.(1)	766,600	39,334,246
OIL, GAS & CONSUMABLE FUELS — 2.3%
Concho Resources, Inc.(1)	537,300	36,896,391
Pioneer Natural Resources Co.	425,100	29,671,980
		66,568,371
PHARMACEUTICALS — 1.4%
Salix Pharmaceuticals Ltd.(1)	324,300	12,268,269
Shire plc ADR	397,700	27,878,770
		40,147,039
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
AvalonBay Communities, Inc.	131,300	13,958,503
Digital Realty Trust, Inc.	332,700	19,872,171
		33,830,674
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.8%
CB Richard Ellis Group, Inc., Class A(1)	2,029,900	37,248,665
Jones Lang LaSalle, Inc.	179,400	14,003,964
		51,252,629
ROAD & RAIL — 1.4%
J.B. Hunt Transport Services, Inc.	539,400	19,396,824
Kansas City Southern(1)	476,600	20,884,612
		40,281,436
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.5%
Analog Devices, Inc.	337,800	11,373,726
ARM Holdings plc	2,874,800	16,735,181
Cavium Networks, Inc.(1)	642,200	20,466,914
Veeco Instruments, Inc.(1)	553,000	23,143,050
		71,718,871
SOFTWARE — 4.8%
Citrix Systems, Inc.(1)	526,692	33,745,156
Intuit, Inc.(1)	595,200	28,569,600
Rovi Corp.(1)	446,600	22,620,290
salesforce.com, inc.(1)	382,600	44,408,382
VanceInfo Technologies, Inc. ADR(1)	251,253	9,138,072
		138,481,500

13

Heritage

Shares	Value
SPECIALTY RETAIL — 5.6%
AutoZone, Inc.(1)	52,200	$12,404,286
O’Reilly Automotive, Inc.(1)	1,286,100	75,236,850
PetSmart, Inc.	913,100	34,177,333
Williams-Sonoma, Inc.	1,246,500	40,349,205
		162,167,674
TEXTILES, APPAREL & LUXURY GOODS — 1.4%
Fossil, Inc.(1)	345,500	20,381,045
Lululemon Athletica, Inc.(1)	436,300	19,336,816
		39,717,861
TRADING COMPANIES & DISTRIBUTORS — 2.2%
Fastenal Co.	910,200	46,857,096
MSC Industrial Direct Co., Class A	325,464	18,531,920
		65,389,016
WIRELESS TELECOMMUNICATION SERVICES — 3.8%
NII Holdings, Inc.(1)	1,141,500	47,726,115
SBA Communications Corp., Class A(1)	1,609,332	63,182,374
		110,908,489
TOTAL COMMON STOCKS (Cost $2,066,149,519)		2,841,606,127
Temporary Cash Investments — 1.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	82,476	$82,476
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $35,305,771), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $34,600,519)		34,600,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,682,476)		34,682,476
TOTAL INVESTMENT SECURITIES — 98.8% (Cost $2,100,831,995)		2,876,288,603
OTHER ASSETS AND LIABILITIES — 1.2%		36,315,701
TOTAL NET ASSETS — 100.0%		$2,912,604,304

Geographic Diversification
(as a % of net assets)
United States	86.3%
People’s Republic of China	4.0%
Canada	3.2%
Ireland	0.9%
Netherlands	0.9%
Bermuda	0.7%
United Kingdom	0.6%
Germany	0.5%
Hong Kong	0.3%
India	0.2%
Cash and Equivalents*	2.4%

*Includes temporary cash investments and other assets and liabilities.

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
7,785,414	EUR for USD	UBS AG	11/30/10	$10,832,833	$(110,216)
7,895,638	GBP for USD	Bank of America	11/30/10	12,649,365	(190,048)
				$23,482,198	$(300,264)
(Value on Settlement Date $23,181,934)

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $2,100,831,995)	$2,876,288,603
Receivable for investments sold	80,975,297
Receivable for capital shares sold	28,071,039
Dividends and interest receivable	948,190
2,986,283,129

Liabilities
Payable for investments purchased	68,297,813
Payable for capital shares redeemed	2,487,783
Unrealized loss on forward foreign currency exchange contracts	300,264
Accrued management fees	2,348,577
Distribution and service fees payable	244,388
73,678,825
Net Assets	$2,912,604,304

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,412,592,100
Undistributed net investment income	300,264
Accumulated net realized loss	(275,444,448)
Net unrealized appreciation	775,156,388
$2,912,604,304

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,886,728,985	98,234,972	$19.21
Institutional Class, $0.01 Par Value	$115,261,180	5,875,698	$19.62
A Class, $0.01 Par Value	$803,691,828	42,972,259	$18.70*
B Class, $0.01 Par Value	$3,997,087	212,476	$18.81
C Class, $0.01 Par Value	$85,380,884	4,865,749	$17.55
R Class, $0.01 Par Value	$17,544,340	923,039	$19.01

*Maximum offering price $19.84 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $216,375)	$13,486,970
Interest	39,960
13,526,930
Expenses:
Management fees	23,980,129
Distribution and service fees:
A Class	1,624,800
B Class	38,647
C Class	686,535
R Class	50,737
Directors’ fees and expenses	97,380
Other expenses	116,862
26,595,090

Net investment income (loss)	(13,068,160)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	210,300,299
Foreign currency transactions	(1,047,545)
209,252,754

Change in net unrealized appreciation (depreciation) on:
Investments	502,492,777
Translation of assets and liabilities in foreign currencies	(278,192)
502,214,585

Net realized and unrealized gain (loss)	711,467,339

Net Increase (Decrease) in Net Assets Resulting from Operations	$698,399,179

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$(13,068,160)	$(4,438,326)
Net realized gain (loss)	209,252,754	(269,812,367)
Change in net unrealized appreciation (depreciation)	502,214,585	446,528,478
Net increase (decrease) in net assets resulting from operations	698,399,179	172,277,785

Distributions to Shareholders
From net investment income:
Investor Class	—	(11,939,054)
Institutional Class	(45,786)	(936,743)
A Class	—	(2,902,861)
B Class	—	(2,133)
C Class	—	(43,759)
R Class	—	(4,033)
Decrease in net assets from distributions	(45,786)	(15,828,583)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	200,776,280	121,367,022

Net increase (decrease) in net assets	899,129,673	277,816,224

Net Assets
Beginning of period	2,013,474,631	1,735,658,407
End of period	$2,912,604,304	$2,013,474,631

Undistributed net investment income	$300,264	$23,333

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value over time. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

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If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of the filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.000% for the Investor Class, A Class, B Class, C Class and R Class and 0.800% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $2,814,119,528 and $2,693,391,781, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	24,446,309	$416,217,265	21,287,744	$269,895,757
Issued in reinvestment of distributions	—	—	1,038,518	11,506,781
Redeemed	(19,973,254)	(330,354,418)	(24,501,467)	(300,017,434)
	4,473,055	85,862,847	(2,175,205)	(18,614,896)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	1,592,345	27,658,160	1,465,590	18,547,939
Issued in reinvestment of distributions	2,804	45,786	83,029	936,563
Redeemed	(2,044,059)	(34,815,396)	(1,699,463)	(20,369,382)
	(448,910)	(7,111,450)	(150,844)	(884,880)
A Class/Shares Authorized	200,000,000		200,000,000
Sold	16,547,628	270,449,421	20,552,782	250,958,298
Issued in reinvestment of distributions	—	—	257,512	2,791,428
Redeemed	(10,692,346)	(173,010,082)	(11,102,089)	(132,976,948)
	5,855,282	97,439,339	9,708,205	120,772,778
B Class/Shares Authorized	35,000,000		35,000,000
Sold	17,058	265,517	139,787	1,746,511
Issued in reinvestment of distributions	—	—	178	1,969
Redeemed	(46,411)	(756,266)	(34,173)	(415,624)
	(29,353)	(490,749)	105,792	1,332,856
C Class/Shares Authorized	35,000,000		35,000,000
Sold	2,174,035	33,791,342	2,011,575	24,044,708
Issued in reinvestment of distributions	—	—	3,445	35,514
Redeemed	(1,225,116)	(18,799,544)	(802,497)	(9,141,997)
	948,919	14,991,798	1,212,523	14,938,225
R Class/Shares Authorized	30,000,000		30,000,000
Sold	873,774	14,881,532	385,148	5,060,155
Issued in reinvestment of distributions	—	—	364	4,030
Redeemed	(286,027)	(4,797,037)	(88,131)	(1,241,246)
	587,747	10,084,495	297,381	3,822,939
Net increase (decrease)	11,386,740	$200,776,280	8,997,852	$121,367,022

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$2,512,676,187	—	—
Foreign Common Stocks	288,955,593	$39,974,347	—
Temporary Cash Investments	82,476	34,600,000	—
Total Value of Investment Securities	$2,801,714,256	$74,574,347	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(300,264)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund participated in foreign currency risk derivative instruments during the period consistent with its exposure to foreign denominated securities. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

22

The value of foreign currency risk derivative instruments as of October 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $300,264 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,014,185) in net realized gain (loss) on foreign currency transactions and $(276,931) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$45,786	$15,828,583
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,102,020,154
Gross tax appreciation of investments	$778,814,758
Gross tax depreciation of investments	(4,546,309)
Net tax appreciation (depreciation) of investments	$774,268,449
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$44
Net tax appreciation (depreciation)	$774,268,493
Undistributed ordinary income	—
Accumulated capital losses	$(274,256,289)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

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10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $45,786, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

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Financial Highlights
Heritage

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$14.32	$13.15	$22.83	$15.58	$13.48
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.07)	(0.02)	(0.09)	(0.10)	(0.03)
Net Realized and Unrealized Gain (Loss)	4.96	1.32	(8.53)	8.42	2.22
Total From Investment Operations	4.89	1.30	(8.62)	8.32	2.19
Distributions
From Net Investment Income	—	(0.13)	—	—	—
From Net Realized Gains	—	—	(1.06)	(1.07)	(0.09)
Total Distributions	—	(0.13)	(1.06)	(1.07)	(0.09)
Net Asset Value, End of Period	$19.21	$14.32	$13.15	$22.83	$15.58

Total Return(2)	34.15%	10.16%	(39.54)%	56.41%	16.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%	(0.19)%	(0.47)%	(0.56)%	(0.22)%
Portfolio Turnover Rate	114%	155%	172%	128%	230%
Net Assets, End of Period (in millions)	$1,887	$1,342	$1,262	$2,478	$1,037

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

Heritage

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$14.60	$13.41	$23.21	$15.80	$13.63
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.04)	—(2)	(0.05)	(0.07)	—(2)
Net Realized and Unrealized Gain (Loss)	5.07	1.34	(8.69)	8.55	2.26
Total From Investment Operations	5.03	1.34	(8.74)	8.48	2.26
Distributions
From Net Investment Income	(0.01)	(0.15)	—	—	—
From Net Realized Gains	—	—	(1.06)	(1.07)	(0.09)
Total Distributions	(0.01)	(0.15)	(1.06)	(1.07)	(0.09)
Net Asset Value, End of Period	$19.62	$14.60	$13.41	$23.21	$15.80

Total Return(3)	34.44%	10.33%	(39.41)%	56.66%	16.59%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.81%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	0.01%	(0.27)%	(0.36)%	(0.02)%
Portfolio Turnover Rate	114%	155%	172%	128%	230%
Net Assets, End of Period (in thousands)	$115,261	$92,343	$86,835	$155,885	$57,039

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Heritage

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.98	$12.84	$22.37	$15.32	$13.29
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.11)	(0.06)	(0.13)	(0.15)	(0.08)
Net Realized and Unrealized Gain (Loss)	4.83	1.30	(8.34)	8.27	2.20
Total From Investment Operations	4.72	1.24	(8.47)	8.12	2.12
Distributions
From Net Investment Income	—	(0.10)	—	—	—
From Net Realized Gains	—	—	(1.06)	(1.07)	(0.09)
Total Distributions	—	(0.10)	(1.06)	(1.07)	(0.09)
Net Asset Value, End of Period	$18.70	$13.98	$12.84	$22.37	$15.32

Total Return(3)	33.76%	9.89%	(39.69)%	56.05%	15.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26%	1.26%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.70)%	(0.44)%	(0.72)%	(0.81)%	(0.47)%
Portfolio Turnover Rate	114%	155%	172%	128%	230%
Net Assets, End of Period (in thousands)	$803,692	$518,768	$351,962	$291,674	$57,995

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

Heritage

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.16	$13.01	$22.82	$21.52
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.24)	(0.16)	(0.26)	(0.03)
Net Realized and Unrealized Gain (Loss)	4.89	1.33	(8.49)	1.33
Total From Investment Operations	4.65	1.17	(8.75)	1.30
Distributions
From Net Investment Income	—	(0.02)	—	—
From Net Realized Gains	—	—	(1.06)	—
Total Distributions	—	(0.02)	(1.06)	—
Net Asset Value, End of Period	$18.81	$14.16	$13.01	$22.82

Total Return(3)	32.84%	8.99%	(40.16)%	6.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.01%	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.45)%	(1.19)%	(1.47)%	(1.81)%(4)
Portfolio Turnover Rate	114%	155%	172%	128%(5)
Net Assets, End of Period (in thousands)	$3,997	$3,425	$1,770	$83

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

28

Heritage

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.21	$12.13	$21.35	$14.77	$12.91
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.22)	(0.14)	(0.26)	(0.29)	(0.18)
Net Realized and Unrealized Gain (Loss)	4.56	1.24	(7.90)	7.94	2.13
Total From Investment Operations	4.34	1.10	(8.16)	7.65	1.95
Distributions
From Net Investment Income	—	(0.02)	—	—	—
From Net Realized Gains	—	—	(1.06)	(1.07)	(0.09)
Total Distributions	—	(0.02)	(1.06)	(1.07)	(0.09)
Net Asset Value, End of Period	$17.55	$13.21	$12.13	$21.35	$14.77

Total Return(2)	32.85%	9.07%	(40.16)%	54.88%	15.11%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.01%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.45)%	(1.19)%	(1.47)%	(1.56)%	(1.22)%
Portfolio Turnover Rate	114%	155%	172%	128%	230%
Net Assets, End of Period (in thousands)	$85,381	$51,745	$32,812	$21,692	$2,334

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Heritage

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.24	$13.08	$22.83	$21.52
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.16)	(0.11)	(0.17)	(0.02)
Net Realized and Unrealized Gain (Loss)	4.93	1.34	(8.52)	1.33
Total From Investment Operations	4.77	1.23	(8.69)	1.31
Distributions
From Net Investment Income	—	(0.07)	—	—
From Net Realized Gains	—	—	(1.06)	—
Total Distributions	—	(0.07)	(1.06)	—
Net Asset Value, End of Period	$19.01	$14.24	$13.08	$22.83

Total Return(3)	33.50%	9.58%	(39.86)%	6.09%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.51%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.95)%	(0.69)%	(0.97)%	(1.22)%(4)
Portfolio Turnover Rate	114%	155%	172%	128%(5)
Net Assets, End of Period (in thousands)	$17,544	$4,775	$496	$27

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

31

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes
	For:	1,213,738,072
	Against:	21,233,769
	Abstain:	56,109,237
	Broker Non-Vote:	384,641,177

Institutional Class
	For:	77,278,883
	Against:	27,552
	Abstain:	100,016
	Broker Non-Vote:	1,282,102

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

32

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

33

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

34

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

35

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

38

Notes

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70048

Annual Report
October 31, 2010

American Century Investments®

NT Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

NT Growth

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24

Other Information

Proxy Voting Results	25
Management	26
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced, But Volatility Increased

The U.S. stock market posted double-digit gains for the 12 months ended October 31, 2010. The bulk of the advance occurred in the first half of the period as stocks extended a rally that began in March 2009. The market’s gains were driven by improving economic conditions, as evidenced by robust gross domestic product growth in the fourth quarter of 2009 and first quarter of 2010, and a rebound in corporate earnings as many companies significantly reduced costs to boost profit margins.

Market conditions grew more volatile during the last half of the period. Concerns about the European financial system and the strength of the economic recovery in the U.S. led to a stock market decline in May and June. However, the equity market finished the period on a positive note, staging a rally during the last two months of the period as economic indicators pointed to improved growth in the third quarter.

For the 12-month period, the broad equity indices returned approximately 18%. As the table below illustrates, mid- and small-cap issues led the market’s advance, returning more than 25% overall.

Growth Stocks Outperformed

Growth stocks outpaced value issues across all market capitalizations during the period, particularly over the last six months. The economically sensitive segments of the market—information technology, consumer discretionary, and industrials—were among the top performers for the 12 months. In contrast, the financials sector, which is the most prominent sector weighting in most value indices, lagged amid continued weakness in the housing market and uncertainty regarding the impact of recent financial reform legislation.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
NT Growth

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLTX	18.94%	3.77%	5/12/06
Russell 1000 Growth Index	—	19.65%	2.02%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.80%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary
NT Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

NT Growth gained 18.94% in the 12 months ended October 31, 2010. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 19.65%. The portfolio outperformed its benchmark for the period from its May 2006 inception to October 2010 (see the previous page).

In terms of NT Growth’s absolute returns for the fiscal year, information technology shares contributed most to performance; no sector had negative returns for the period. Relative to the benchmark, stock selection made the consumer staples and financials sectors the leading detractors. Stock choices in the materials sector contributed most to relative performance, followed by contributions from positioning in the information technology and consumer discretionary segments.

Leading Detractors

Stock choices made consumer staples shares the leading detractors from relative results. Drug retailer Walgreen underperformed after issuing a cautious outlook despite reporting positive results. A stake in agricultural products processor Archer Daniels Midland also hurt performance, as soy crush margins declined. We eliminated our position in Archer Daniels Midland during the period. It also detracted from relative performance to have no exposure to tobacco firms (consistent with the fund’s investment guidelines) Altria Group and Philip Morris International.

Stock selection also hurt relative returns in the financials sector, led by positioning among capital market firms and commercial banks. A stake in Goldman Sachs detracted from performance amid an ongoing government investigation into its conduct in the buildup to the financial crisis. Broker and asset manager Charles Schwab and commercial bank Wells Fargo were other notable detractors. It also hurt relative performance to have no exposure to real estate investment trusts.

An overweight position in the lagging health care sector also hurt relative returns, as did stock choices in the biotechnology and health care equipment industries. Medical equipment companies Baxter International and Covidien were the leading detractors in this sector.

Though consumer discretionary shares were positive contributors overall, a number of notable individual detractors came from the sector. Stakes in multiline retailers Kohl’s and Target hurt performance. It also detracted to be underrepresented in shares of internet retailers priceline.com and Amazon.com, which did well during the year despite a challenging consumer environment.

Materials Shares Contributed Most

Stock selection made the materials sector the leading contributor to relative return. Positioning in the chemicals industry contributed most, where it helped to hold stakes in PPG Industries and Airgas. It was also beneficial to be underrepresented in shares of Monsanto. Metals and mining firms Freeport-McMoRan Copper & Gold and Newmont Mining were other sources of strength, benefiting from rising gold prices.

6

NT Growth

IT and Consumer Discretionary Stocks Also Helped

Stock choices meant the information technology sector was another important source of outperformance. Communications equipment company F5 Networks continued to benefit from web traffic trends and data center consolidation, making this one of the largest individual contributors to relative results for the year. Relative performance was also aided by stakes in semiconductor firms Broadcom, Cree, and Linear Technology.

Another key contribution to relative results came from positioning in the consumer discretionary sector, led by holdings in the auto components, specialty retail, and hotels, restaurant, and leisure industry segments. The largest individual contributor for the year was auto parts manufacturer BorgWarner, which benefited from the rebound in the auto industry and demand for new turbo-diesel and gasoline direct-injection engines. Fast food retailer Chipotle Mexican Grill enjoyed better-than-expected same-store sales and good growth dynamics. Starwood Hotels & Resorts was another leading contributor for the year, benefiting from rising room rates and favorable supply/demand factors.

Finally, stock selection and an underweight position made energy shares other positive contributors to performance relative to the benchmark. Energy stocks underperformed in part because of negative sentiment resulting from the Gulf of Mexico disaster.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns relative to the Russell 1000 Growth Index. Using stock selection as the principal tool for alpha generation has advantages for generating higher risk-adjusted returns, and does so in a manner that provides an investor with the desired asset allocation. Superior risk-adjusted returns can be achieved because of the diversification in multiple stock decisions versus the all-or-none approach of a market call. In other words, an 80-stock portfolio reflects 80 investment decisions, while a top-down market-timing approach (via cash or some other sector or asset allocation technique) is really one decision executed through 80 positions.

As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2010, we found opportunity in the industrials, telecommunication services, and health care sectors, the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight was in information technology shares, though the sector remains the portfolio’s single largest sector allocation on an absolute basis.

7

NT Growth

Top Ten Holdings
% of net assets as of 10/31/10
Apple, Inc.	4.7%
Exxon Mobil Corp.	4.3%
Google, Inc., Class A	3.0%
Coca-Cola Co. (The)	2.7%
Oracle Corp.	2.5%
Schlumberger Ltd.	2.4%
EMC Corp.	1.9%
Microsoft Corp.	1.8%
United Parcel Service, Inc., Class B	1.8%
QUALCOMM, Inc.	1.7%

Top Five Industries
% of net assets as of 10/31/10
Software	8.2%
Computers & Peripherals	7.7%
Oil, Gas & Consumable Fuels	6.9%
Machinery	4.9%
Communications Equipment	4.1%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Common Stocks	99.2%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio
Actual	$1,000	$1,023.10	$4.03	0.79%
Hypothetical	$1,000	$1,021.22	$4.02	0.79%

*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments
NT Growth

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 99.2%
AEROSPACE & DEFENSE — 2.2%
Honeywell International, Inc.	77,224	$ 3,638,023
Rockwell Collins, Inc.	65,801	3,981,618
		7,619,641
AIR FREIGHT & LOGISTICS — 1.8%
United Parcel Service, Inc., Class B	91,671	6,173,125
AUTO COMPONENTS — 1.6%
BorgWarner, Inc.(1)	98,498	5,526,723
AUTOMOBILES — 0.8%
Ford Motor Co.(1)	186,856	2,640,275
BEVERAGES — 3.6%
Coca-Cola Co. (The)	150,968	9,257,358
PepsiCo, Inc.	45,915	2,998,249
		12,255,607
BIOTECHNOLOGY — 1.6%
Alexion Pharmaceuticals, Inc.(1)	12,508	854,296
Amgen, Inc.(1)	36,999	2,115,973
Gilead Sciences, Inc.(1)	64,285	2,550,186
		5,520,455
CAPITAL MARKETS — 1.5%
BlackRock, Inc.	11,058	1,890,807
Charles Schwab Corp. (The)	87,614	1,349,256
Goldman Sachs Group, Inc. (The)	11,683	1,880,379
		5,120,442
CHEMICALS — 3.0%
E.I. du Pont de Nemours & Co.	74,218	3,509,027
PPG Industries, Inc.	62,442	4,789,301
Sigma-Aldrich Corp.	32,061	2,033,309
		10,331,637
COMMUNICATIONS EQUIPMENT — 4.1%
Cisco Systems, Inc.(1)	238,142	5,436,782
F5 Networks, Inc.(1)	21,897	2,577,277
QUALCOMM, Inc.	127,856	5,770,141
		13,784,200
COMPUTERS & PERIPHERALS — 7.7%
Apple, Inc.(1)	52,983	15,940,995
EMC Corp.(1)	302,558	6,356,744
NetApp, Inc.(1)	74,347	3,958,978
		26,256,717
CONSUMER FINANCE — 1.5%
American Express Co.	123,956	5,139,216
DIVERSIFIED — 0.2%
iShares Russell 1000 Growth Index Fund	12,601	679,068
ELECTRICAL EQUIPMENT — 2.2%
Emerson Electric Co.	51,337	2,818,401
Rockwell Automation, Inc.	76,786	4,789,143
		7,607,544
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Jabil Circuit, Inc.	131,239	2,013,206
ENERGY EQUIPMENT & SERVICES — 3.2%
Halliburton Co.	85,982	2,739,387
Schlumberger Ltd.	115,697	8,086,063
		10,825,450
FOOD & STAPLES RETAILING — 2.1%
Costco Wholesale Corp.	76,173	4,781,379
Wal-Mart Stores, Inc.	44,449	2,407,803
		7,189,182
FOOD PRODUCTS — 1.9%
General Mills, Inc.	73,342	2,753,259
Hershey Co. (The)	41,063	2,032,208
Kellogg Co.	16,347	821,600
Mead Johnson Nutrition Co.	14,298	841,008
		6,448,075
HEALTH CARE EQUIPMENT & SUPPLIES — 2.8%
Covidien plc	90,068	3,591,011
Edwards Lifesciences Corp.(1)	18,587	1,187,895
Gen-Probe, Inc.(1)	20,811	1,007,877
Intuitive Surgical, Inc.(1)	5,375	1,413,356
Masimo Corp.	27,788	838,364
Zimmer Holdings, Inc.(1)	27,548	1,306,877
		9,345,380
HEALTH CARE PROVIDERS & SERVICES — 2.3%
Aetna, Inc.	15,640	467,011
Express Scripts, Inc.(1)	116,039	5,630,212
Medco Health Solutions, Inc.(1)	34,989	1,837,972
		7,935,195
HOTELS, RESTAURANTS & LEISURE — 2.9%
Chipotle Mexican Grill, Inc.(1)	7,510	1,578,677
McDonald’s Corp.	55,237	4,295,782
Starwood Hotels & Resorts Worldwide, Inc.	72,717	3,936,898
		9,811,357
HOUSEHOLD DURABLES — 0.4%
Whirlpool Corp.	18,067	1,370,021

11

NT Growth

Shares	Value
HOUSEHOLD PRODUCTS — 0.8%
Procter & Gamble Co. (The)	43,592	$ 2,771,143
INDUSTRIAL CONGLOMERATES — 1.3%
3M Co.	14,798	1,246,287
Textron, Inc.	145,606	3,031,517
		4,277,804
INSURANCE — 1.7%
Aflac, Inc.	70,521	3,941,418
Chubb Corp. (The)	14,291	829,164
Travelers Cos., Inc. (The)	18,305	1,010,436
		5,781,018
INTERNET & CATALOG RETAIL — 0.2%
Netflix, Inc.(1)	3,900	676,650
INTERNET SOFTWARE & SERVICES — 3.5%
Akamai Technologies, Inc.(1)	35,111	1,814,185
Google, Inc., Class A(1)	16,602	10,176,860
		11,991,045
IT SERVICES — 3.6%
Accenture plc, Class A	79,619	3,559,766
International Business Machines Corp.	32,715	4,697,874
MasterCard, Inc., Class A	16,371	3,930,022
		12,187,662
LIFE SCIENCES TOOLS & SERVICES — 0.7%
Bruker Corp.(1)	43,793	656,457
Thermo Fisher Scientific, Inc.(1)	30,929	1,590,369
		2,246,826
MACHINERY — 4.9%
Bucyrus International, Inc.	15,732	1,072,293
Caterpillar, Inc.	34,627	2,721,682
Deere & Co.	45,617	3,503,386
Eaton Corp.	54,390	4,831,464
Illinois Tool Works, Inc.	99,027	4,525,534
		16,654,359
MEDIA — 1.9%
Scripps Networks Interactive, Inc., Class A	49,726	2,530,556
Walt Disney Co. (The)	111,249	4,017,202
		6,547,758
METALS & MINING — 2.2%
Cliffs Natural Resources, Inc.	30,848	2,011,290
Freeport-McMoRan Copper & Gold, Inc.	39,358	3,726,415
Newmont Mining Corp.	26,377	1,605,568
		7,343,273
MULTILINE RETAIL — 2.2%
Kohl’s Corp.(1)	60,700	3,107,840
Target Corp.	85,442	4,437,857
		7,545,697
OIL, GAS & CONSUMABLE FUELS — 6.9%
Cimarex Energy Co.	21,217	1,628,405
ConocoPhillips	39,309	2,334,955
EOG Resources, Inc.	11,015	1,054,356
Exxon Mobil Corp.	220,591	14,662,684
Occidental Petroleum Corp.	34,766	2,733,650
Southwestern Energy Co.(1)	32,716	1,107,436
		23,521,486
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	32,640	2,322,989
PHARMACEUTICALS — 2.9%
Abbott Laboratories	84,960	4,360,147
Allergan, Inc.	41,886	3,032,965
Novo Nordisk A/S B Shares	15,741	1,656,917
Perrigo Co.	11,005	725,009
		9,775,038
ROAD & RAIL — 0.7%
Union Pacific Corp.	26,770	2,347,194
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.5%
Broadcom Corp., Class A	114,270	4,655,360
Cree, Inc.(1)	8,989	461,046
Linear Technology Corp.	121,428	3,913,624
Microchip Technology, Inc.	13,789	443,730
Texas Instruments, Inc.	87,287	2,581,077
		12,054,837
SOFTWARE — 8.2%
Citrix Systems, Inc.(1)	21,412	1,371,867
CommVault Systems, Inc.(1)	19,882	575,186
Electronic Arts, Inc.(1)	131,841	2,089,680
Intuit, Inc.(1)	60,071	2,883,408
Microsoft Corp.	235,220	6,266,261
Oracle Corp.	287,657	8,457,116
Quest Software, Inc.(1)	39,309	1,028,716
salesforce.com, inc.(1)	9,895	1,148,513
Symantec Corp.(1)	163,655	2,647,938
VMware, Inc., Class A(1)	20,068	1,534,399
		28,003,084

12

NT Growth

Shares	Value
SPECIALTY RETAIL — 3.8%
American Eagle Outfitters, Inc.	92,978	$ 1,488,578
Home Depot, Inc. (The)	169,043	5,220,048
Limited Brands, Inc.	99,755	2,931,799
OfficeMax, Inc.(1)	80,268	1,420,744
Williams-Sonoma, Inc.	58,087	1,880,276
		12,941,445
WIRELESS TELECOMMUNICATION SERVICES — 1.5%
Crown Castle International Corp.(1)	102,566	4,422,646
SBA Communications Corp., Class A(1)	20,285	796,389
		5,219,035
TOTAL COMMON STOCKS(Cost $272,494,219)		337,800,859
Temporary Cash Investments — 0.7%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	55,819	$ 55,819
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $2,244,876), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $2,200,033)		2,200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,255,819)		2,255,819
TOTAL INVESTMENT SECURITIES — 99.9%(Cost $274,750,038)		340,056,678
OTHER ASSETS AND LIABILITIES — 0.1%		360,248
TOTAL NET ASSETS — 100.0%		$340,416,926

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
5,560,902	DKK for USD	UBS AG	11/30/10	$1,037,579	$(2,877)

(Value on Settlement Date $1,034,702)

Notes to Schedule of Investments

DKK = Danish Krone

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $274,750,038)	$340,056,678
Foreign currency holdings, at value (cost of $33,273)	35,071
Receivable for investments sold	6,753,616
Receivable for capital shares sold	39,382
Dividends and interest receivable	279,790
347,164,537

Liabilities
Disbursements in excess of demand deposit cash	3,711
Payable for investments purchased	6,462,663
Payable for capital shares redeemed	56,393
Unrealized loss on forward foreign currency exchange contracts	2,877
Accrued management fees	221,967
6,747,611

Net Assets	$340,416,926

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	30,788,091

Net Asset Value Per Share	$11.06

Net Assets Consist of:
Capital (par value and paid-in surplus)	$286,241,780
Undistributed net investment income	1,402,229
Accumulated net realized loss	(12,534,712)
Net unrealized appreciation	65,307,629
$340,416,926

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $171)	$ 3,817,704
Interest	4,830
3,822,534
Expenses:
Management fees	2,122,695
Directors’ fees and expenses	8,083
Other expenses	998
2,131,776

Net investment income (loss)	1,690,758

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,110,148
Futures contract transactions	(22,579)
Foreign currency transactions	57,021
11,144,590

Change in net unrealized appreciation (depreciation) on:
Investments	35,103,734
Translation of assets and liabilities in foreign currencies	(5,522)
35,098,212

Net realized and unrealized gain (loss)	46,242,802

Net Increase (Decrease) in Net Assets Resulting from Operations	$47,933,560

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 1,690,758	$ 975,121
Net realized gain (loss)	11,144,590	(16,222,404)
Change in net unrealized appreciation (depreciation)	35,098,212	44,022,631
Net increase (decrease) in net assets resulting from operations	47,933,560	28,775,348

Distributions to Shareholders
From net investment income	(996,841)	(665,262)

Capital Share Transactions
Proceeds from shares sold	100,015,427	120,029,054
Payments for shares redeemed	(14,872,070)	(23,241,910)
Net increase (decrease) in net assets from capital share transactions	85,143,357	96,787,144

Net increase (decrease) in net assets	132,080,076	124,897,230

Net Assets
Beginning of period	208,336,850	83,439,620
End of period	$340,416,926	$208,336,850

Undistributed net investment income	$1,402,229	$665,966

Transactions in Shares of the Fund
Sold	9,964,567	15,002,239
Redeemed	(1,474,183)	(2,964,057)
Net increase (decrease) in shares of the fund	8,490,384	12,038,182

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value but may purchase companies of any size. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.600% to 0.800%. The effective annual management fee for the year ended October 31, 2010 was 0.79%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $335,381,399 and $247,584,880, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

19

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$336,143,942	$1,656,917	—
Temporary Cash Investments	55,819	2,200,000	—
Total Value of Investment Securities	$336,199,761	$3,856,917	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(2,877)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund held no equity price risk derivative instruments at period end. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

20

Value of Derivative Instruments as of October 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$2,877

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations		Location on Statement of Operations
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(22,579)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	56,976	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(7,262)
		$ 34,397		$(7,262)

7. Federal Tax Information

On December 14, 2010, the fund declared and paid a $0.0765 per-share distribution from net investment income to Institutional Class shareholders of record on December 13, 2010.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$996,841	$665,262
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$280,045,013
Gross tax appreciation of investments	$61,576,025
Gross tax depreciation of investments	(1,564,360)
Net tax appreciation (depreciation) of investments	$60,011,665
Net tax appreciation (depreciation) of derivatives and translation of assets and liabilities in foreign currencies	$ 989
Net tax appreciation (depreciation)	$60,012,654
Undistributed ordinary income	$1,402,229
Accumulated capital losses	$(7,239,737)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $996,841, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

22

Financial Highlights
NT Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.34	$8.13	$12.87	$10.57	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.06(2)	0.06(2)	0.04(2)	0.04	0.01
Net Realized and Unrealized Gain (Loss)	1.71	1.21	(4.19)	2.29	0.56
Total From Investment Operations	1.77	1.27	(4.15)	2.33	0.57
Distributions
From Net Investment Income	(0.05)	(0.06)	(0.03)	(0.03)	—
From Net Realized Gains	—	—	(0.56)	—	—
Total Distributions	(0.05)	(0.06)	(0.59)	(0.03)	—
Net Asset Value, End of Period	$11.06	$9.34	$8.13	$12.87	$10.57

Total Return(3)	18.94%	15.88%	(33.68)%	22.12%	5.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.79%	0.80%	0.80%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63%	0.67%	0.38%	0.35%	0.36%(4)
Portfolio Turnover Rate	95%	132%	136%	140%	57%
Net Assets, End of Period (in thousands)	$340,417	$208,337	$83,440	$88,446	$58,983

(1)	May 12, 2006 (fund inception) through October 31, 2006.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	246,845,967
	Against:	5,090,860
	Abstain:	11,428,182
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

25

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

26

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

27

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

28

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

31

Notes

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70050

Annual Report
October 31, 2010

American Century Investments®

New Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

New Opportunities

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	32
Additional Information	36
Index Definitions	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Stocks Rallied Amid Growing Volatility

U.S. stocks advanced for the 12 months ended October 31, 2010, as the broad equity indices posted double-digit gains. Virtually all of the market’s gains occurred in the first six months of the period, when stocks continued to climb after reaching a multi-year low in March 2009. The key factors behind the rally included favorable economic data, which provided evidence of a burgeoning recovery, and better-than-expected corporate earnings, which resulted largely from cost-cutting measures by many businesses to widen profit margins.

Market conditions changed abruptly in late April as evidence of a pullback in economic activity led to concerns about a relapse into recession. These concerns were amplified by a sovereign debt crisis in Greece that began to spread across Europe. In response, the equity market declined sharply throughout May and June as market volatility increased substantially.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between positive corporate earnings reports and an increasingly sluggish economic environment. However, stocks staged a resurgence during the final two months of the period as investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery via another round of quantitative easing.

Small- and Mid-Cap Growth Stocks Outperformed

While stocks advanced across the board, the 12-month period was especially favorable for mid- and small-cap growth stocks. The small- and mid-cap segments of the market led the overall advance, returning more than 25% (see the table below). Smaller companies suffered the largest losses during the downturn in late 2008 and early 2009 and thus far have enjoyed the highest returns during the market’s recovery.

In addition, growth-oriented issues outpaced value shares across all market capitalizations. The best-performing sectors in the market were those traditionally associated with growth, such as information technology and consumer discretionary. In addition, the financials sector—a major component in value indices—underperformed during the period.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
New Opportunities

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	10 years	Since Inception	Inception Date
Investor Class	TWNOX	35.57%	4.03%	-4.07%	5.91%	12/26/96
Russell 2500 Growth Index(2)	—	28.76%	4.55%	1.49%	5.44%(3)	—
Russell 2000 Growth Index	—	28.67%	3.99%	1.15%	3.63%(3)	—
Institutional Class	TWNIX	—	—	—	13.18%(4)	3/1/10
A Class No sales charge* With sales charge*	TWNAX	— —	— —	— —	12.85%(4) 6.37%(4)	3/1/10
C Class No sales charge* With sales charge*	TWNCX	— —	— —	— —	12.19%(4) 11.19%(4)	3/1/10
R Class	TWNRX	—	—	—	12.69%(4)	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)
In December 2009, the fund’s benchmark changed from the Russell 2000 Growth Index to the Russell 2500 Growth Index. This reflects a change in the fund’s investment strategy to include stocks of small- and mid-sized companies.

(3)	Since 12/31/96, the date nearest the Investor Class’s inception for which data are available.

(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

New Opportunities

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.51%	1.31%	1.76%	2.51%	2.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary
New Opportunities

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

New Opportunities returned 35.57%* for the 12 months ended October 31, 2010, its best fiscal-year return in 10 years. The fund outpaced the 28.76% return of its benchmark, the Russell 2500 Growth Index.

The robust return for New Opportunities reflected the strong performance of small- and mid-cap growth stocks, which led the equity market’s advance for the 12-month period. Although price momentum and accelerating growth—two key factors in the fund’s investment process—were out of favor during the first half of the period, the market began to reward stocks with these characteristics later in the period. Favorable stock selection was another important factor contributing to the fund’s outperformance of its benchmark, adding value in eight of ten market sectors.

Industrials and Consumer Discretionary Outperformed

By far, stock selection was most successful in the industrials and consumer discretionary sectors of the portfolio. Security selection among road and rail companies and an overweight position in airlines contributed the most to outperformance in the industrials sector. The fund’s top individual performance contributor was rental car agency Dollar Thrifty Automotive, a significant portfolio overweight and the fund’s second-largest holding for the 12-month period. A bidding war between competitors Hertz Global Holdings and Avis Budget Group to acquire Dollar Thrifty provided a substantial boost to the stock, which gained 150% for the reporting period.

Among airline stocks, the best contributor was United Continental Holdings, which was known as UAL until October 2010, when its merger with Continental Airlines was completed. Improving fundamentals in the airline industry enabled United Continental, the world’s largest airline by traffic volume, to return to profitability after struggling with losses and declining traffic during the economic downturn in late 2008 and early 2009.

In the consumer discretionary sector, household durable products makers and consumer services providers were the most significant contributors to performance versus the benchmark index. In the consumer services industry, avoiding for-profit education companies contributed positively as these stocks struggled with declining enrollment and tighter student loan regulations. In contrast, our primary holding in this sector was art auctioneer Sotheby’s, which rallied sharply thanks to a recovery in the auction market.

Other top performers in this sector included online travel agency Priceline.com, auto parts maker TRW Automotive, and specialty mattress maker Tempur-Pedic International. Priceline benefited from a recovery in travel and strong growth in its international business; TRW advanced as a rebound in the auto industry led to a rapid increase in revenues and earnings for the company; and Tempur-Pedic benefited from increased demand and repeatedly exceeded earnings expectations.

*All fund returns referenced in this commentary are for Investor Class shares.

7

New Opportunities

Technology Also Added Value

The portfolio’s information technology holdings were also major contributors to the fund’s outperformance of the Russell 2500 Growth Index. Stock selection among communications equipment makers and an overweight position in semiconductor manufacturers produced the lion’s share of the outperformance.

The big winner in this sector was communications equipment maker Acme Packet, which makes products that provide secure communications delivery between IP networks. The company benefited from upgrades to IP networks and growth in the enterprise market. Another top contributor was mobile data services provider Motricity, which rallied as the company expanded its international offerings. Motricity went public in July and was one of several initial public offerings (IPOs) in which we participated during the 12-month period.

Financials and Utilities Lagged

The only two sectors of the portfolio to meaningfully detract from performance versus the benchmark index were financials and utilities. As both of these sectors were among the weaker performers in the index, the underperformance resulted primarily from the fund’s overweight position in each sector. While no industry within the utilities sector stood out in terms of performance impact, consumer finance companies detracted the most in the financials sector as weaker economic conditions and a changing regulatory environment weighed on the industry. The most notable detractors included consumer lending firms Dollar Financial and World Acceptance.

The largest individual detractors in the New Opportunities portfolio for the 12 months included data services provider TNS, specialty apparel retailer Talbots, and greeting card company American Greetings. TNS faced greater competition in its credit card and ATM transaction business; Talbots lowered its revenue forecast for 2010 and announced store closings; and American Greetings tumbled as higher expenses and declining sales led to earnings that disappointed the market.

A Look Ahead

Over the past 12 months, the economic outlook has become less promising and more uncertain. Consumers continue to deleverage, the housing market remains in the doldrums, and the unemployment rate still hovers above 9%. It remains to be seen whether the Federal Reserve’s recent quantitative easing efforts will help reverse these trends.

Importantly, our investment process is not dependent on making macroeconomic predictions. We focus on selecting individual companies exhibiting accelerating business fundamentals, positive relative strength, and reasonable valuations. We believe that products exhibiting these characteristics provide greater probability of outperforming the market over the long term.

8

New Opportunities

Top Ten Holdings
% of net assets as of 10/31/10
United Continental Holdings, Inc.	3.1%
US Airways Group, Inc.	1.7%
Triumph Group, Inc.	1.5%
Tempur-Pedic International, Inc.	1.5%
Motricity, Inc.	1.3%
EnPro Industries, Inc.	1.2%
Iconix Brand Group, Inc.	1.1%
Complete Production Services, Inc.	1.1%
Domino’s Pizza, Inc.	1.1%
Acme Packet, Inc.	1.1%

Top Five Industries
% of net assets as of 10/31/10
Machinery	9.1%
Software	5.7%
Communications Equipment	5.0%
Airlines	4.8%
Semiconductors & Semiconductor Equipment	4.7%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Common Stocks	97.7%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	1.2%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 - 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,047.30	$7.79	1.51%
Institutional Class	$1,000	$1,048.90	$6.77	1.31%
A Class	$1,000	$1,045.80	$9.08	1.76%
C Class	$1,000	$1,041.30	$12.91	2.51%
R Class	$1,000	$1,044.30	$10.36	2.01%
Hypothetical
Investor Class	$1,000	$1,017.59	$7.68	1.51%
Institutional Class	$1,000	$1,018.60	$6.67	1.31%
A Class	$1,000	$1,016.33	$8.94	1.76%
C Class	$1,000	$1,012.55	$12.73	2.51%
R Class	$1,000	$1,015.07	$10.21	2.01%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
New Opportunities

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 97.7%
AEROSPACE & DEFENSE — 3.1%
AerCap Holdings NV(1)	21,832	$281,851
BE Aerospace, Inc.(1)	8,479	311,688
Ladish Co., Inc.(1)	38,401	1,228,448
TransDigm Group, Inc.(1)	6,578	435,924
Triumph Group, Inc.	27,174	2,271,475
		4,529,386
AIR FREIGHT & LOGISTICS — 0.1%
Atlas Air Worldwide Holdings, Inc.(1)	2,204	115,181
AIRLINES — 4.8%
United Continental Holdings, Inc.(1)	156,492	4,544,528
US Airways Group, Inc.(1)	207,917	2,451,341
		6,995,869
AUTO COMPONENTS — 3.0%
American Axle & Manufacturing Holdings, Inc.(1)	101,937	939,859
Amerigon, Inc.(1)	65,825	709,594
BorgWarner, Inc.(1)	28,542	1,601,492
Cooper Tire & Rubber Co.	5,074	99,501
Dorman Products, Inc.(1)	21,603	788,293
Goodyear Tire & Rubber Co. (The)(1)	25,292	258,484
		4,397,223
BIOTECHNOLOGY — 2.7%
Acorda Therapeutics, Inc.(1)	4,874	131,793
Alexion Pharmaceuticals, Inc.(1)	11,342	774,659
Amylin Pharmaceuticals, Inc.(1)	19,325	251,805
BioMarin Pharmaceutical, Inc.(1)	12,967	339,217
Cepheid, Inc.(1)	7,551	158,873
Cubist Pharmaceuticals, Inc.(1)	7,456	173,576
Human Genome Sciences, Inc.(1)	24,038	646,141
Incyte Corp. Ltd.(1)	11,012	183,460
Isis Pharmaceuticals, Inc.(1)	11,154	101,947
Onyx Pharmaceuticals, Inc.(1)	7,677	205,974
Regeneron Pharmaceuticals, Inc.(1)	8,073	210,544
Seattle Genetics, Inc.(1)	10,852	$177,864
Theravance, Inc.(1)	7,946	161,939
United Therapeutics Corp.(1)	6,616	396,960
		3,914,752
CAPITAL MARKETS — 0.9%
BGC Partners, Inc., Class A	28,334	196,638
Eaton Vance Corp.	13,242	380,972
Lazard Ltd., Class A	10,276	379,184
SEI Investments Co.	16,817	372,497
		1,329,291
CHEMICALS — 4.3%
Albemarle Corp.	19,055	955,227
Arch Chemicals, Inc.	18,037	640,494
Balchem Corp.	17,800	543,968
International Flavors & Fragrances, Inc.	9,794	491,267
Kraton Performance Polymers, Inc.(1)	25,597	830,879
Lubrizol Corp.	2,874	294,556
Nalco Holding Co.	15,090	425,236
OM Group, Inc.(1)	13,049	434,140
Solutia, Inc.(1)	61,079	1,106,141
TPC Group, Inc.(1)	23,493	644,883
		6,366,791
COMMERCIAL BANKS — 0.6%
Danvers Bancorp., Inc.	24,321	365,545
Sandy Spring Bancorp, Inc.	26,385	459,099
		824,644
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Deluxe Corp.	23,546	481,280
Waste Connections, Inc.	9,744	396,971
		878,251
COMMUNICATIONS EQUIPMENT — 5.0%
Acme Packet, Inc.(1)	40,861	1,616,052
Blue Coat Systems, Inc.(1)	15,644	421,919
F5 Networks, Inc.(1)	7,948	935,480
Finisar Corp.(1)	20,102	341,935
Netgear, Inc.(1)	30,780	948,332
Oplink Communications, Inc.(1)	46,546	813,624
RADWARE Ltd.(1)	22,807	806,683
Riverbed Technology, Inc.(1)	8,434	485,292
Sycamore Networks, Inc.	21,781	664,103
Viasat, Inc.(1)	7,347	302,476
		7,335,896

12

New Opportunities

Shares	Value
COMPUTERS & PERIPHERALS — 0.2%
Stratasys, Inc.(1)	7,902	$247,491
CONSTRUCTION MATERIALS — 0.3%
Martin Marietta Materials, Inc.	5,624	452,620
CONSUMER FINANCE — 0.8%
NetSpend Holdings, Inc.(1)	31,331	429,862
World Acceptance Corp.(1)	16,382	706,883
		1,136,745
CONTAINERS & PACKAGING — 0.4%
Crown Holdings, Inc.(1)	19,401	624,518
DIVERSIFIED CONSUMER SERVICES — 1.3%
DeVry, Inc.	5,362	256,625
ITT Educational Services, Inc.(1)	2,499	161,261
Sotheby’s	33,348	1,461,976
		1,879,862
DIVERSIFIED FINANCIAL SERVICES — 0.3%
MSCI, Inc., Class A(1)	13,336	478,096
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
General Communication, Inc., Class A(1)	45,527	475,757
Vonage Holdings Corp.(1)	233,044	594,262
		1,070,019
ELECTRICAL EQUIPMENT — 0.7%
American Superconductor Corp.(1)	9,539	320,988
AMETEK, Inc.	13,224	714,757
		1,035,745
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.4%
Cognex Corp.	54,740	1,461,558
Daktronics, Inc.	47,087	514,190
FLIR Systems, Inc.(1)	18,081	503,375
Kemet Corp.(1)	279,773	1,046,351
Littelfuse, Inc.(1)	33,078	1,403,500
SMART Modular Technologies (WWH), Inc.(1)	100,318	741,350
Trimble Navigation Ltd.(1)	22,207	795,899
		6,466,223
ENERGY EQUIPMENT & SERVICES — 2.0%
Complete Production Services, Inc.(1)	69,819	1,635,859
Core Laboratories NV	4,549	353,776
Dril-Quip, Inc.(1)	9,257	639,658
Pioneer Drilling Co.(1)	45,212	278,506
		2,907,799
FOOD & STAPLES RETAILING — 0.6%
PriceSmart, Inc.	30,413	$892,013
HEALTH CARE EQUIPMENT & SUPPLIES — 2.7%
Align Technology, Inc.(1)	7,842	133,549
American Medical Systems Holdings, Inc.(1)	9,950	200,990
Gen-Probe, Inc.(1)	6,392	309,565
Haemonetics Corp.(1)	3,073	167,939
IDEXX Laboratories, Inc.(1)	7,073	424,097
Immucor, Inc.(1)	9,127	158,810
Integra LifeSciences Holdings Corp.(1)	2,819	121,273
Masimo Corp.	6,530	197,010
Mettler-Toledo International, Inc.(1)	4,225	551,616
NuVasive, Inc.(1)	4,888	128,066
Resmed, Inc.(1)	18,864	601,196
Sirona Dental Systems, Inc.(1)	4,298	161,820
STERIS Corp.	7,078	242,209
Thoratec Corp.(1)	7,182	234,421
Volcano Corp.(1)	6,145	150,061
West Pharmaceutical Services, Inc.	4,505	160,783
		3,943,405
HEALTH CARE PROVIDERS & SERVICES — 1.7%
Amedisys, Inc.(1)	4,260	108,460
Catalyst Health Solutions, Inc.(1)	4,818	182,361
Chemed Corp.	3,004	177,056
Emergency Medical Services Corp., Class A(1)	3,613	196,475
HealthSouth Corp.(1)	11,369	205,665
HMS Holdings Corp.(1)	3,368	202,451
Lincare Holdings, Inc.	12,620	330,896
Mednax, Inc.(1)	5,815	344,306
Owens & Minor, Inc.	6,683	190,332
Patterson Cos., Inc.	13,354	369,238
PSS World Medical, Inc.(1)	7,349	173,657
		2,480,897
HEALTH CARE TECHNOLOGY — 0.7%
Allscripts Healthcare Solutions, Inc.(1)	16,303	311,224
athenahealth, Inc.(1)	4,495	179,665
MedAssets, Inc.(1)	5,449	101,025
Quality Systems, Inc.	2,359	151,589
SXC Health Solutions Corp.(1)	8,652	337,082
		1,080,585

13

New Opportunities

Shares	Value
HOTELS, RESTAURANTS & LEISURE — 2.2%
Chipotle Mexican Grill, Inc.(1)	6,028	$1,267,146
Ctrip.com International Ltd. ADR(1)	5,613	292,269
Domino’s Pizza, Inc.(1)	109,024	1,617,916
		3,177,331
HOUSEHOLD DURABLES — 1.8%
NVR, Inc.(1)	702	440,442
Tempur-Pedic International, Inc.(1)	62,114	2,142,933
		2,583,375
INDUSTRIAL CONGLOMERATES — 0.7%
Raven Industries, Inc.	24,051	988,977
INSURANCE — 0.7%
Amtrust Financial Services, Inc.	18,496	276,885
FPIC Insurance Group, Inc.(1)	8,446	299,158
Safety Insurance Group, Inc.	9,481	440,487
		1,016,530
INTERNET & CATALOG RETAIL — 1.8%
HSN, Inc.(1)	36,720	1,099,397
Netflix, Inc.(1)	2,611	453,008
priceline.com, Inc.(1)	3,076	1,159,068
		2,711,473
INTERNET SOFTWARE & SERVICES — 3.3%
Ancestry.com, Inc.(1)	35,036	934,410
Dice Holdings, Inc.(1)	68,834	622,948
Equinix, Inc.(1)	5,912	498,027
KIT Digital, Inc.(1)	25,067	345,172
Limelight Networks, Inc.(1)	108,115	733,020
Rackspace Hosting, Inc.(1)	14,073	351,262
Vocus, Inc.(1)	43,062	953,823
WebMD Health Corp.(1)	7,657	400,308
		4,838,970
IT SERVICES — 0.6%
Alliance Data Systems Corp.(1)	5,691	345,557
Global Payments, Inc.	10,327	402,340
MAXIMUS, Inc.	2,936	178,010
		925,907
LEISURE EQUIPMENT & PRODUCTS — 0.6%
Polaris Industries, Inc.	13,428	954,596
LIFE SCIENCES TOOLS & SERVICES — 0.9%
Bruker Corp.(1)	979	$14,675
Covance, Inc.(1)	8,501	399,462
Dionex Corp.(1)	2,200	196,306
PAREXEL International Corp.(1)	7,715	165,873
Pharmaceutical Product Development, Inc.	13,141	339,169
TECHNE Corp.	4,735	288,456
		1,403,941
MACHINERY — 9.1%
3D Systems Corp.(1)	10,184	263,155
AGCO Corp.(1)	10,858	461,139
ArvinMeritor, Inc.(1)	43,426	720,003
Bucyrus International, Inc.	10,725	731,016
Cascade Corp.	13,802	488,453
Donaldson Co., Inc.	9,081	442,426
EnPro Industries, Inc.(1)	49,366	1,734,721
Lindsay Corp.	24,533	1,414,327
Middleby Corp.(1)	12,721	949,750
NACCO Industries, Inc., Class A	5,970	592,582
Navistar International Corp.(1)	8,343	401,966
Pall Corp.	17,527	747,877
Robbins & Myers, Inc.	31,546	915,780
Sauer-Danfoss, Inc.(1)	26,980	596,528
Titan International, Inc.	88,616	1,344,305
Wabash National Corp.(1)	196,499	1,583,782
		13,387,810
MEDIA — 1.1%
AirMedia Group, Inc. ADR(1)	39,193	270,824
Interpublic Group of Cos., Inc. (The)(1)	58,830	608,890
Sirius XM Radio, Inc.(1)	455,276	680,638
		1,560,352
METALS & MINING — 1.7%
Allied Nevada Gold Corp.(1)	20,516	506,335
Brush Engineered Materials, Inc.(1)	28,854	956,510
Compass Minerals International, Inc.	4,232	333,778
Globe Specialty Metals, Inc.	43,031	668,702
		2,465,325

14

New Opportunities

Shares	Value
OIL, GAS & CONSUMABLE FUELS — 4.6%
Alpha Natural Resources, Inc.(1)	23,270	$1,051,106
BP Prudhoe Bay Royalty Trust	7,705	792,151
Concho Resources, Inc.(1)	13,218	907,680
Crosstex Energy LP	63,858	893,373
Forest Oil Corp.(1)	29,514	906,965
Knightsbridge Tankers Ltd.	35,623	774,088
Permian Basin Royalty Trust	40,549	851,124
Teekay Tankers Ltd., Class A	52,639	625,351
		6,801,838
PAPER & FOREST PRODUCTS — 1.0%
Clearwater Paper Corp.(1)	18,491	1,493,148
PHARMACEUTICALS — 0.5%
Auxilium Pharmaceuticals, Inc.(1)	5,175	128,081
Impax Laboratories, Inc.(1)	7,205	135,742
Nektar Therapeutics(1)	11,556	168,371
Salix Pharmaceuticals Ltd.(1)	7,026	265,794
		697,988
PROFESSIONAL SERVICES — 1.2%
Kelly Services, Inc., Class A(1)	79,263	1,177,055
Robert Half International, Inc.	22,443	608,430
		1,785,485
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.6%
Ashford Hospitality Trust, Inc.(1)	88,783	901,147
Digital Realty Trust, Inc.	10,061	600,944
Post Properties, Inc.	28,069	854,420
		2,356,511
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.8%
CB Richard Ellis Group, Inc., Class A(1)	43,405	796,482
Jones Lang LaSalle, Inc.	5,545	432,842
		1,229,324
ROAD & RAIL — 0.4%
Kansas City Southern(1)	14,504	635,565
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.7%
Atheros Communications, Inc.(1)	7,865	244,130
Cavium Networks, Inc.(1)	11,114	354,203
Cirrus Logic, Inc.(1)	19,333	248,429
Entegris, Inc.(1)	50,223	$300,333
GT Solar International, Inc.(1)	101,138	832,366
MIPS Technologies, Inc.(1)	82,074	1,206,488
ON Semiconductor Corp.(1)	58,196	446,363
Photronics, Inc.(1)	90,499	568,334
Silicon Image, Inc.(1)	84,694	520,868
Skyworks Solutions, Inc.(1)	64,777	1,484,041
Ultratech, Inc.(1)	33,133	606,665
Veeco Instruments, Inc.(1)	3,781	158,235
		6,970,455
SOFTWARE — 5.7%
ANSYS, Inc.(1)	10,956	495,759
Ariba, Inc.(1)	15,115	283,860
FactSet Research Systems, Inc.	5,082	446,098
Fortinet, Inc.(1)	8,662	259,860
Informatica Corp.(1)	6,261	254,760
Interactive Intelligence, Inc.(1)	21,568	532,945
Motricity, Inc.(1)	85,934	1,887,970
Nuance Communications, Inc.(1)	27,414	430,674
Progress Software Corp.(1)	3,303	123,433
Radiant Systems, Inc.(1)	53,190	1,037,737
Rovi Corp.(1)	16,082	814,553
Smith Micro Software, Inc.(1)	52,014	632,490
Sourcefire, Inc.(1)	6,217	146,659
Taleo Corp., Class A(1)	10,099	289,741
TIBCO Software, Inc.(1)	21,650	416,113
VanceInfo Technologies, Inc. ADR(1)	8,756	318,456
		8,371,108
SPECIALTY RETAIL — 3.5%
CarMax, Inc.(1)	29,972	928,832
Finish Line, Inc. (The), Class A	48,885	747,941
Jos. A. Bank Clothiers, Inc.(1)	6,479	282,484
Monro Muffler Brake, Inc.	30,972	1,478,603
PetSmart, Inc.	23,594	883,124
Pier 1 Imports, Inc.(1)	35,596	308,973
Williams-Sonoma, Inc.	14,243	461,046
		5,091,003

15

New Opportunities

Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 4.5%
Crocs, Inc.(1)	41,218	$574,167
Deckers Outdoor Corp.(1)	19,119	1,110,814
G-III Apparel Group Ltd.(1)	34,655	914,892
Iconix Brand Group, Inc.(1)	95,118	1,664,565
Lululemon Athletica, Inc.(1)	4,337	192,216
Maidenform Brands, Inc.(1)	26,594	711,655
Steven Madden Ltd.(1)	33,012	1,396,407
		6,564,716
TRADING COMPANIES & DISTRIBUTORS — 1.1%
United Rentals, Inc.(1)	85,159	1,600,138
WIRELESS TELECOMMUNICATION SERVICES — 1.7%
MetroPCS Communications, Inc.(1)	58,634	610,380
SBA Communications Corp., Class A(1)	14,621	574,020
Syniverse Holdings, Inc.(1)	43,218	1,317,717
		2,502,117
TOTAL COMMON STOCKS (Cost $120,030,053)		143,497,285
Temporary Cash Investments — 1.1%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	45,375	$45,375
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.375%, 5/15/12, valued at $1,632,637), in a joint trading account at 0.18%, dated 10/29/10, due 11/1/10 (Delivery value $1,600,024)		1,600,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,645,375)		1,645,375
TOTAL INVESTMENT SECURITIES — 98.8% (Cost $121,675,428)		145,142,660
OTHER ASSETS AND LIABILITIES — 1.2%		1,823,108
TOTAL NET ASSETS — 100.0%		$146,965,768

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $121,675,428)	$145,142,660
Receivable for investments sold	4,526,736
Receivable for capital shares sold	36,690
Dividends and interest receivable	36,652
149,742,738

Liabilities
Disbursements in excess of demand deposit cash	605
Payable for investments purchased	2,433,794
Payable for capital shares redeemed	160,258
Accrued management fees	182,243
Distribution and service fees payable	70
2,776,970

Net Assets	$146,965,768

Net Assets Consist of:
Capital (par value and paid-in surplus)	$190,334,693
Accumulated net realized loss	(66,836,157)
Net unrealized appreciation	23,467,232
$146,965,768

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$146,746,945	21,388,325	$6.86
Institutional Class, $0.01 Par Value	$28,287	4,119	$6.87
A Class, $0.01 Par Value	$121,404	17,724	$6.85*
C Class, $0.01 Par Value	$39,827	5,845	$6.81
R Class, $0.01 Par Value	$29,305	4,287	$6.84

*Maximum offering price $7.27 (net asset value divided by 0.9425)

  See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $669)	$1,243,495
Interest	1,820
1,245,315
Expenses:
Management fees	2,031,657
Distribution and service fees:
A Class	100
C Class	192
R Class	89
Directors’ fees and expenses	4,120
Other expenses	3,613
2,039,771

Net investment income (loss)	(794,456)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	28,645,395
Change in net unrealized appreciation (depreciation) on investments	12,832,897

Net realized and unrealized gain (loss)	41,478,292

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,683,836

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$(794,456)	$(592,241)
Net realized gain (loss)	28,645,395	(32,090,793)
Change in net unrealized appreciation (depreciation)	12,832,897	28,631,261
Net increase (decrease) in net assets resulting from operations	40,683,836	(4,051,773)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(13,020,566)	(23,600,401)

Redemption Fees
Increase in net assets from redemption fees	15,637	7,327

Net increase (decrease) in net assets	27,678,907	(27,644,847)

Net Assets
Beginning of period	119,286,861	146,931,708
End of period	$146,965,768	$119,286,861

Accumulated net investment loss	—	$(131,144)

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of small- and mid-sized companies that management believes will increase in value over time. Prior to December 1, 2009, the fund invested primarily in common stocks of smaller-sized companies. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the Institutional Class, A Class, C Class and R Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange.  Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier.  If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used.  Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.  In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

20

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

21

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 1.50% for the Investor Class, A Class, C Class and R Class and 1.30% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $239,074,531 and $255,812,057, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010(1)		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		300,000,000
Sold	1,028,023	$6,286,589	972,792	$4,381,201
Redeemed	(3,220,394)	(19,503,133)	(6,114,009)	(27,981,602)
	(2,192,371)	(13,216,544)	(5,141,217)	(23,600,401)
Institutional Class/Shares Authorized	25,000,000		N/A
Sold	4,119	25,000
A Class/Shares Authorized	25,000,000		N/A
Sold	19,550	120,712
Redeemed	(1,826)	(11,798)
	17,724	108,914
C Class/Shares Authorized	25,000,000		N/A
Sold	5,845	36,000
R Class/Shares Authorized	25,000,000		N/A
Sold	4,287	26,064
Net increase (decrease)	(2,160,396)	$(13,020,566)	(5,141,217)	$(23,600,401)

(1)	March 1, 2010 (commencement of sale) through October 31, 2010 for the Institutional Class, A Class, C Class and R Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$143,497,285	—	—
Temporary Cash Investments	45,375	$1,600,000	—
Total Value of Investment Securities	$143,542,660	$1,600,000	—

23

7. Risk Factors

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid during the years ended October 31, 2010 and October 31, 2009.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$121,885,021
Gross tax appreciation of investments	$25,531,507
Gross tax depreciation of investments	(2,273,868)
Net tax appreciation (depreciation) of investments	$23,257,639
Undistributed ordinary income	—
Accumulated capital losses	$(66,626,564)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(33,198,598) and $(33,427,966) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. Management agreements for new share classes that were launched after February 18, 2010 did not terminate, were not replaced by interim agreements, and did not require approval of new agreements.

24

Financial Highlights
New Opportunities

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.06	$5.12	$8.58	$6.44	$5.63
Income From Investment Operations
Net Investment Income (Loss)	(0.04)(1)	(0.02)(1)	(0.05)(1)	(0.07)	(0.06)
Net Realized and Unrealized Gain (Loss)	1.84	(0.04)	(3.41)	2.21	0.87
Total From Investment Operations	1.80	(0.06)	(3.46)	2.14	0.81
Net Asset Value, End of Period	$6.86	$5.06	$5.12	$8.58	$6.44

Total Return(2)	35.57%	(1.17)%	(40.33)%	33.23%	14.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59)%	(0.51)%	(0.66)%	(0.83)%	(0.84)%
Portfolio Turnover Rate	181%	206%	159%	201%	298%
Net Assets, End of Period (in thousands)	$146,747	$119,287	$146,932	$270,428	$247,876

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

New Opportunities

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.07
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)
Net Realized and Unrealized Gain (Loss)	0.81
Total From Investment Operations	0.80
Net Asset Value, End of Period	$6.87

Total Return(3)	13.18%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.31%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.29)%(4)
Portfolio Turnover Rate	181%(5)
Net Assets, End of Period (in thousands)	$28

(1)	March 1, 2010 (commencement of sale) through October 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

26

New Opportunities

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.07
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.81
Total From Investment Operations	0.78
Net Asset Value, End of Period	$6.85

Total Return(3)	12.85%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.76%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.67)%(4)
Portfolio Turnover Rate	181%(5)
Net Assets, End of Period (in thousands)	$121

(1)	March 1, 2010 (commencement of sale) through October 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

27

New Opportunities

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.07
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)
Net Realized and Unrealized Gain (Loss)	0.80
Total From Investment Operations	0.74
Net Asset Value, End of Period	$6.81

Total Return(3)	12.19%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.51%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.46)%(4)
Portfolio Turnover Rate	181%(5)
Net Assets, End of Period (in thousands)	$40

(1)	March 1, 2010 (commencement of sale) through October 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

28

New Opportunities

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.07
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)
Net Realized and Unrealized Gain (Loss)	0.81
Total From Investment Operations	0.77
Net Asset Value, End of Period	$6.84

Total Return(3)	12.69%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.99)%(4)
Portfolio Turnover Rate	181%(5)
Net Assets, End of Period (in thousands)	$29

(1)	March 1, 2010 (commencement of sale) through October 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	100,728,913
	Against:	2,011,501
	Abstain:	2,270,803
	Broker Non-Vote:	1,572,815

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

31

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

32

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

33

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500® Growth Index measures the performance of those Russell 2500 Index companies (the 2,500 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

37

Notes

38

Notes

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70044

Annual Report
October 31, 2010

American Century Investments®

NT VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

NT Vista

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24

Other Information

Proxy Voting Results	25
Management	26
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Stocks Rallied Amid Growing Volatility

U.S. stocks advanced for the 12 months ended October 31, 2010, as the broad equity indices posted double-digit gains. Virtually all of the market’s gains occurred in the first six months of the period, when stocks continued to climb after reaching a multi-year low in March 2009. The key factors behind the rally included favorable economic data, which provided evidence of a burgeoning recovery, and better-than-expected corporate earnings, which resulted largely from cost-cutting measures by many businesses to widen profit margins.

Market conditions changed abruptly in late April as evidence of a pullback in economic activity led to concerns about a relapse into recession. These concerns were amplified by a sovereign debt crisis in Greece that began to spread across Europe. In response, the equity market declined sharply throughout May and June as market volatility increased substantially.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between positive corporate earnings reports and an increasingly sluggish economic environment. However, stocks staged a resurgence during the final two months of the period as investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery via another round of quantitative easing.

Small- and Mid-Cap Growth Stocks Outperformed

While stocks advanced across the board, the 12-month period was especially favorable for mid- and small-cap growth stocks. The small- and mid-cap segments of the market led the overall advance, returning more than 25% (see the table below). Smaller companies suffered the largest losses during the downturn in late 2008 and early 2009 and thus far have enjoyed the highest returns during the market’s recovery.

In addition, growth-oriented issues outpaced value shares across all market capitalizations. The best-performing sectors in the market were those traditionally associated with growth, such as information technology and consumer discretionary. In addition, the financials sector—a major component in value indices—underperformed during the period.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
NT Vista

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLWX	26.05%	-1.23%	5/12/06
Russell Midcap Growth Index	—	28.03%	1.52%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary
NT Vista

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

NT Vista returned 26.05% for the 12 months ended October 31, 2010, compared with the 28.03% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, as investors faced mixed economic and market data. Price momentum and acceleration, two factors that the NT Vista team looks for in portfolio holdings, were not rewarded consistently during the reporting period, although their margin of underperformance narrowed. Instead, lower quality stocks continued to drive market strength.

Within the portfolio, security selection in the financials, health care, and materials sectors accounted for the majority of underperformance relative to the benchmark. Effective stock choices in the information technology, energy, and consumer discretionary sectors partially offset those relative losses.

Financials Lagged Benchmark

The financials sector was NT Vista’s largest source of underperformance relative to its benchmark. Within the sector, a detrimental overweight stake in the capital markets industry included Jefferies Group, Inc. The company underperformed during the period due to a slowdown in its fixed income trading and investment banking operations. An overweight position in Lazard Ltd. also weighed on relative performance. Although the company’s earnings reflected improvement, unexpectedly higher compensation costs and a trust share sale overhang created underperformance.

Health Care, Materials Gained, but Lagged Benchmark

The health care sector was a source of underperformance relative to the benchmark, although it contributed positively to absolute returns. Within the sector, NT Vista did not own some of the stronger performers within the pharmaceutical and life science tools and services industries that contributed to benchmark returns for the sector. Within the health care provider industry group, NT Vista held a detrimental overweight position in Medco Health Solutions, Inc. The company experienced a share price decline in the period as concerns over industry contract pricing and competition surfaced.

Similarly, NT Vista’s holdings in the materials sector contributed to absolute gains, but collectively lagged the performance of the materials sector in the benchmark. Within the sector, NT Vista held a position in fertilizer company Mosaic Co. While volume growth of its products accelerated significantly, pricing was not as strong as some analysts had predicted and increases in key input costs weighed on margins.

6

NT Vista

Although an overweight allocation to the metals and mining industry helped absolute and relative returns, overweight stakes in mining company Freeport-McMoRan Copper & Gold, Inc., among others, detracted from relative performance. Benefiting from continued reports of global economic improvement and positive earnings releases, the company logged sound share price gains during the reporting period. However, its share price gain while it was held in the portfolio was more moderate.

Information Technology Helped

The information technology sector was a source of outperformance relative to the benchmark. In the communications equipment industry group, NT Vista held an overweight stake in networking company F5 Networks, which was the largest single contributor to relative gains. The company, whose products help optimize the performance of applications over IT networks, benefited from market share gains amid increasing complexity of data networks and strong mobile data growth. During the reporting period, F5 delivered earnings that were in excess of analysts’ expectations and increased guidance for future earnings. Elsewhere in the sector, effective stock selection in the IT services industry group also helped relative returns.

Energy, Consumer Discretionary Contributed

The energy sector contributed to absolute and relative portfolio gains. An overweight stake in onshore oil driller Whiting Petroleum, in particular, added significantly to gains, benefiting from a rotation to onshore drillers in the wake of the oil spill in the Gulf of Mexico.

Within the consumer discretionary sector, NT Vista held beneficial overweight positions in a number of companies in the hotels, restaurants, and leisure industry group, including Starwood Hotels & Resorts. The hotel chain experienced an upswing in revenues and earnings amid an industry-wide improvement in travel trends.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

This process, which has historically added value, has faced unprecedented headwinds during the market rally that began in March 2009. Based on historical trends, we believe we will move past this environment of extreme underperformance for stocks exhibiting price momentum and acceleration and into a period where fundamentals, and specifically fundamental improvement, is recognized and rewarded by the market. We are possibly witnessing the early stages of this positive shift in favor of our process as evidenced by improved recent performance.

7

NT Vista

Top Ten Holdings
% of net assets as of 10/31/10
SBA Communications Corp., Class A	2.5%
Dollar Tree, Inc.	2.5%
F5 Networks, Inc.	2.4%
O’Reilly Automotive, Inc.	2.4%
priceline.com, Inc.	2.1%
BE Aerospace, Inc.	2.1%
Netflix, Inc.	1.9%
Cummins, Inc.	1.8%
salesforce.com, inc.	1.6%
Royal Caribbean Cruises Ltd.	1.5%

Top Five Industries
% of net assets as of 10/31/10
Hotels, Restaurants & Leisure	6.4%
Specialty Retail	5.8%
Software	5.6%
Machinery	4.7%
Wireless Telecommunication Services	4.6%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Domestic Common Stocks	89.4%
Foreign Common Stocks*	9.3%
Total Common Stocks	98.7%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	(0.9)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual	$1,000	$1,039.60	$4.11	0.80%
Hypothetical	$1,000	$1,021.17	$4.08	0.80%

*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments
NT Vista

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 98.7%
AEROSPACE & DEFENSE — 3.7%
BE Aerospace, Inc.(1)	90,517	$ 3,327,405
Goodrich Corp.	11,700	960,219
TransDigm Group, Inc.(1)	25,500	1,689,885
		5,977,509
AIR FREIGHT & LOGISTICS — 2.3%
C.H. Robinson Worldwide, Inc.	30,700	2,163,736
Expeditors International of Washington, Inc.	31,000	1,530,160
		3,693,896
AIRLINES — 1.3%
Alaska Air Group, Inc.(1)	16,500	871,200
United Continental Holdings, Inc.(1)	40,200	1,167,408
		2,038,608
AUTO COMPONENTS — 0.5%
BorgWarner, Inc.(1)	14,600	819,206
AUTOMOBILES — 0.3%
Brilliance China Automotive Holdings Ltd.(1)	472,000	414,075
BIOTECHNOLOGY — 1.0%
Alexion Pharmaceuticals, Inc.(1)	23,500	1,605,050
CHEMICALS — 4.3%
Albemarle Corp.	45,600	2,285,928
CF Industries Holdings, Inc.	18,300	2,242,299
Cytec Industries, Inc.	14,700	727,944
Ecolab, Inc.	15,200	749,664
International Flavors & Fragrances, Inc.	17,200	862,752
		6,868,587
COMMERCIAL SERVICES & SUPPLIES — 1.6%
Stericycle, Inc.(1)	22,100	1,585,454
Waste Connections, Inc.	24,900	1,014,426
		2,599,880
COMMUNICATIONS EQUIPMENT — 2.4%
F5 Networks, Inc.(1)	33,200	3,907,640
COMPUTERS & PERIPHERALS — 1.8%
Lexmark International, Inc., Class A(1)	27,400	1,042,022
NetApp, Inc.(1)	33,900	1,805,175
		2,847,197
CONSUMER FINANCE — 0.5%
Discover Financial Services	45,900	810,135
ELECTRICAL EQUIPMENT — 0.8%
Rockwell Automation, Inc.	19,500	1,216,215
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.6%
Agilent Technologies, Inc.(1)	23,000	800,400
Dolby Laboratories, Inc., Class A(1)	28,700	1,770,216
		2,570,616
ENERGY EQUIPMENT & SERVICES — 2.8%
Complete Production Services, Inc.(1)	32,475	760,889
Core Laboratories NV	19,500	1,516,515
Dril-Quip, Inc.(1)	11,700	808,470
FMC Technologies, Inc.(1)	20,875	1,505,088
		4,590,962
FOOD & STAPLES RETAILING — 1.2%
Whole Foods Market, Inc.(1)	49,400	1,963,650
FOOD PRODUCTS — 2.0%
H.J. Heinz Co.	16,100	790,671
Mead Johnson Nutrition Co.	41,100	2,417,502
		3,208,173
HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
C.R. Bard, Inc.	19,200	1,595,904
Varian Medical Systems, Inc.(1)	26,300	1,662,686
		3,258,590
HEALTH CARE PROVIDERS & SERVICES — 2.6%
AmerisourceBergen Corp.	40,500	1,329,210
Express Scripts, Inc.(1)	41,800	2,028,136
Medco Health Solutions, Inc.(1)	16,000	840,480
		4,197,826
HEALTH CARE TECHNOLOGY — 1.2%
SXC Health Solutions Corp.(1)	50,200	1,955,792
HOTELS, RESTAURANTS & LEISURE — 6.4%
Chipotle Mexican Grill, Inc.(1)	7,500	1,576,575
Ctrip.com International Ltd. ADR(1)	32,700	1,702,689
Home Inns & Hotels Management, Inc. ADR(1)	15,000	767,400
Las Vegas Sands Corp.(1)	39,700	1,821,436
Royal Caribbean Cruises Ltd.(1)	61,500	2,431,710
Starwood Hotels & Resorts Worldwide, Inc.	38,700	2,095,218
		10,395,028

11

NT Vista

Shares	Value
HOUSEHOLD PRODUCTS — 0.7%
Church & Dwight Co., Inc.	18,100	$ 1,191,885
INTERNET & CATALOG RETAIL — 4.0%
Netflix, Inc.(1)	17,700	3,070,950
priceline.com, Inc.(1)	9,200	3,466,652
		6,537,602
INTERNET SOFTWARE & SERVICES — 4.5%
Akamai Technologies, Inc.(1)	16,300	842,221
Baidu, Inc. ADR(1)	20,400	2,244,204
MercadoLibre, Inc.(1)	12,634	835,486
VeriSign, Inc.(1)	57,000	1,980,750
WebMD Health Corp.(1)	26,500	1,385,420
		7,288,081
IT SERVICES — 1.4%
Cognizant Technology Solutions Corp., Class A(1)	35,500	2,314,245
LIFE SCIENCES TOOLS & SERVICES — 2.4%
Illumina, Inc.(1)	34,000	1,846,540
Life Technologies Corp.(1)	16,500	827,970
Waters Corp.(1)	16,500	1,223,145
		3,897,655
MACHINERY — 4.7%
AGCO Corp.(1)	28,900	1,227,383
ArvinMeritor, Inc.(1)	69,000	1,144,020
Cummins, Inc.	33,800	2,977,780
Dover Corp.	22,500	1,194,750
Timken Co.	25,394	1,051,819
		7,595,752
MEDIA — 2.2%
CBS Corp., Class B	45,100	763,543
Discovery Communications, Inc., Class A(1)	23,300	1,039,413
Discovery Communications, Inc., Class C(1)	16,875	655,763
Imax Corp.(1)	49,700	1,076,005
		3,534,724
METALS & MINING — 1.9%
Cliffs Natural Resources, Inc.	28,400	1,851,680
Walter Energy, Inc.	13,300	1,169,868
		3,021,548
MULTILINE RETAIL — 3.2%
Dollar Tree, Inc.(1)	78,350	4,020,138
Family Dollar Stores, Inc.	25,400	1,172,718
		5,192,856
OIL, GAS & CONSUMABLE FUELS — 3.3%
Brigham Exploration Co.(1)	37,100	782,439
Concho Resources, Inc.(1)	32,200	2,211,174
Pioneer Natural Resources Co.	11,800	823,640
Whiting Petroleum Corp.(1)	15,100	1,516,644
		5,333,897
PHARMACEUTICALS — 1.3%
Salix Pharmaceuticals Ltd.(1)	23,700	896,571
Shire plc	50,700	1,195,028
		2,091,599
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.0%
AvalonBay Communities, Inc.	11,400	1,211,934
Digital Realty Trust, Inc.	19,500	1,164,735
DuPont Fabros Technology, Inc.	31,100	780,610
		3,157,279
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.7%
CB Richard Ellis Group, Inc., Class A(1)	75,400	1,383,590
Jones Lang LaSalle, Inc.	17,700	1,381,662
		2,765,252
ROAD & RAIL — 1.3%
J.B. Hunt Transport Services, Inc.	21,500	773,140
Kansas City Southern(1)	29,900	1,310,218
		2,083,358
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.2%
Altera Corp.	41,100	1,282,731
ARM Holdings plc	278,100	1,618,914
Cavium Networks, Inc.(1)	43,200	1,376,784
Skyworks Solutions, Inc.(1)	70,400	1,612,864
Veeco Instruments, Inc.(1)	21,300	891,405
		6,782,698
SOFTWARE — 5.6%
Citrix Systems, Inc.(1)	35,200	2,255,264
Intuit, Inc.(1)	25,000	1,200,000
Rovi Corp.(1)	40,700	2,061,455
salesforce.com, inc.(1)	22,100	2,565,147
VanceInfo Technologies, Inc. ADR(1)	25,000	909,250
		8,991,116
SPECIALTY RETAIL — 5.8%
AutoZone, Inc.(1)	4,700	1,116,861
O’Reilly Automotive, Inc.(1)	65,300	3,820,050
PetSmart, Inc.	54,010	2,021,594
Williams-Sonoma, Inc.	71,800	2,324,166
		9,282,671

12

NT Vista

Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 2.1%
Fossil, Inc.(1)	24,200	$ 1,427,558
Lululemon Athletica, Inc.(1)	18,600	824,352
Phillips-Van Heusen Corp.	18,100	1,110,254
		3,362,164
TRADING COMPANIES & DISTRIBUTORS — 1.5%
Fastenal Co.	30,200	1,554,696
W.W. Grainger, Inc.	6,600	818,598
		2,373,294
WIRELESS TELECOMMUNICATION SERVICES — 4.6%
American Tower Corp., Class A(1)	31,200	1,610,232
NII Holdings, Inc.(1)	44,300	1,852,183
SBA Communications Corp., Class A(1)	102,702	4,032,081
		7,494,496
TOTAL COMMON STOCKS (Cost $126,138,863)		159,230,807
Temporary Cash Investments — 2.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	87,882	$ 87,882
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.00%, 3/31/12, valued at $3,467,991), in a joint trading account at 0.16%, dated 10/29/10, due 11/1/10 (Delivery value $3,400,045)		3,400,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,487,882)		3,487,882
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $129,626,745)		162,718,689
OTHER ASSETS AND LIABILITIES — (0.9)%		(1,415,104)
TOTAL NET ASSETS — 100.0%		$161,303,585

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,138,402	GBP for USD	Bank of America	11/30/10	$1,823,800	$(27,401)

(Value on Settlement Date $1,796,399)

Notes to Schedule of Investments

ADR = American Depositary Receipt

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $129,626,745)	$162,718,689
Receivable for investments sold	1,886,837
Dividends and interest receivable	34,723
164,640,249

Liabilities
Payable for investments purchased	3,043,072
Payable for capital shares redeemed	160,040
Unrealized loss on forward foreign currency exchange contracts	27,401
Accrued management fees	106,151
3,336,664

Net Assets	$161,303,585

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	17,081,806

Net Asset Value Per Share	$9.44

Net Assets Consist of:
Capital (par value and paid-in surplus)	$137,161,585
Undistributed net investment income	25,905
Accumulated net realized loss	(8,949,421)
Net unrealized appreciation	33,065,516
$161,303,585

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,649)	$ 678,502
Interest	3,972
682,474

Expenses:
Management fees	999,873
Directors’ fees and expenses	3,731
Other expenses	1,010
1,004,614

Net investment income (loss)	(322,140)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,529,265
Foreign currency transactions	(36,302)
8,492,963

Change in net unrealized appreciation (depreciation) on:
Investments	21,762,239
Translation of assets and liabilities in foreign currencies	(27,092)
21,735,147

Net realized and unrealized gain (loss)	30,228,110

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,905,970

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (322,140)	$ (229,807)
Net realized gain (loss)	8,492,963	(11,458,592)
Change in net unrealized appreciation (depreciation)	21,735,147	13,715,758
Net increase (decrease) in net assets resulting from operations	29,905,970	2,027,359

Distributions to Shareholders
From net investment income	(11,506)	—

Capital Share Transactions
Proceeds from shares sold	46,264,949	56,403,239
Payments for shares redeemed	(6,092,543)	(7,329,572)
Net increase (decrease) in net assets from capital share transactions	40,172,406	49,073,667

Net increase (decrease) in net assets	70,066,870	51,101,026

Net Assets
Beginning of period	91,236,715	40,135,689
End of period	$161,303,585	$ 91,236,715

Undistributed net investment income	$25,905	—

Transactions in Shares of the Fund
Sold	5,628,784	7,996,150
Redeemed	(719,862)	(1,091,260)
Net increase (decrease) in shares of the fund	4,908,922	6,904,890

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. NT Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to:

17

a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $223,595,662 and $183,054,921, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$144,171,097	—	—
Foreign Common Stocks	11,831,693	$3,228,017	—
Temporary Cash Investments	87,882	3,400,000	—
Total Value of Investment Securities	$156,090,672	$6,628,017	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(27,401)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $27,401 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(37,515) in net realized gain (loss) on foreign currency transactions and $(27,401) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$11,506	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$130,117,823
Gross tax appreciation of investments	$32,835,824
Gross tax depreciation of investments	(234,958)
Net tax appreciation (depreciation) of investments	$32,600,866
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(523)
Net tax appreciation (depreciation)	$32,600,343
Undistributed ordinary income	—
Accumulated capital losses	$(8,458,343)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

21

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $11,506, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

22

Financial Highlights
NT Vista

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.50	$7.62	$13.42	$9.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(0.02)(2)	(0.02)(2)	(0.04)(2)	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.96	(0.10)	(5.73)	4.46	(0.99)
Total From Investment Operations	1.94	(0.12)	(5.77)	4.42	(1.00)
Distributions
From Net Investment Income	—(3)	—	—	—	—
From Net Realized Gains	—	—	(0.03)	—	—
Total Distributions	—(3)	—	(0.03)	—	—
Net Asset Value, End of Period	$9.44	$7.50	$7.62	$13.42	$9.00

Total Return(4)	26.05%	(1.71)%	(43.09)%	49.11%	(10.00)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.81%	0.80%	0.80%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26)%	(0.35)%	(0.35)%	(0.36)%	(0.27)%(5)
Portfolio Turnover Rate	152%	190%	183%	147%	109%
Net Assets, End of Period (in thousands)	$161,304	$91,237	$40,136	$44,652	$25,678

(1)	May 12, 2006 (fund inception) through October 31, 2006.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Vista Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Vista Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	120,763,469
	Against:	495,655
	Abstain:	125,703
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

25

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

26

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

27

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

28

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

31

Notes

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70051

Annual Report
October 31, 2010

American Century Investments®

Select Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Select

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	32
Additional Information	36
Index Definitions	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity — Large Cap

Stocks Advanced, But Volatility Increased

The U.S. stock market posted double-digit gains for the 12 months ended October 31, 2010. The bulk of the advance occurred in the first half of the period as stocks extended a rally that began in March 2009. The market’s gains were driven by improving economic conditions, as evidenced by robust gross domestic product growth in the fourth quarter of 2009 and first quarter of 2010, and a rebound in corporate earnings as many companies significantly reduced costs to boost profit margins.

Market conditions grew more volatile during the last half of the period. Concerns about the European financial system and the strength of the economic recovery in the U.S. led to a stock market decline in May and June. However, the equity market finished the period on a positive note, staging a rally during the last two months of the period as economic indicators pointed to improved growth in the third quarter.

For the 12-month period, the broad equity indices returned approximately 18%. As the table below illustrates, mid- and small-cap issues led the market’s advance, returning more than 25% overall.

Growth Stocks Outperformed

Growth stocks outpaced value issues across all market capitalizations during the period, particularly over the last six months. The economically sensitive segments of the market—information technology, consumer discretionary, and industrials—were among the top performers for the 12 months. In contrast, the financials sector, which is the most prominent sector weighting in most value indices, lagged amid continued weakness in the housing market and uncertainty regarding the impact of recent financial reform legislation.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Select

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	16.78%	1.60%	-1.95%	12.08%	6/30/71(1)
Russell 1000 Growth Index	—	19.65%	3.21%	-2.52%	N/A(2)	—
Institutional Class	TWSIX	17.02%	1.80%	-1.75%	4.15%	3/13/97
A Class(3) No sales charge* With sales charge*	TWCAX	16.48% 9.77%	1.34% 0.15%	-2.21% -2.79%	2.27% 1.81%	8/8/97
B Class No sales charge* With sales charge*	ABSLX	15.61% 11.61%	0.58% 0.38%	— —	3.84% 3.84%	1/31/03
C Class	ACSLX	15.63%	0.58%	—	3.86%	1/31/03
R Class	ASERX	16.20%	1.09%	—	0.36%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark began 12/29/78.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Select

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Select

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Select returned 16.78%* for the 12 months ended October 31, 2010, compared with the 19.65% return of its benchmark, the Russell 1000 Growth Index, and the 16.52%** return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, as investors faced a mixture of economic and market information. Stocks with low P/E (price-to-earnings) ratios, one of the primary characteristics of stocks in the portfolio, generally underperformed during the period. High growth companies generally lagged in the first half of the period, but their performance improved nicely in the second half. Price momentum, a third characteristic of fund holdings, was out of favor for most of the reporting period but improved in September and October.

Within the portfolio, security selection in the health care and financials sectors accounted for the bulk of Select’s underperformance relative to the benchmark, although the portfolio derived positive absolute results from these sectors. Stock selection in the industrials and consumer discretionary sectors also trimmed relative returns but contributed meaningfully to absolute gains. Partially offsetting those relative losses, effective stock decisions in the information technology sector modestly helped relative performance.

Health Care, Financials Detracted from Relative Returns

The health care sector was a key source of underperformance relative to the benchmark. Holdings in the biotechnology industry included an overweight stake in Gilead Sciences, Inc. The drug maker lowered guidance due to health care reform legislation. Similarly, within the health care equipment industry, a significant overweight stake in Baxter International hurt absolute and relative returns as the medical device company revised guidance downward to account for health care reform. Health care provider Medco Health Solutions, Inc. also experienced a share price decline as it lowered its forecast for future growth.

The financials sector also was home to underperforming holdings. Detrimental positions in the diversified financial services industry included JPMorgan Chase. The company’s share price stumbled during the period as it reported lower-than-expected fourth quarter 2009 earnings amid rising credit costs. Elsewhere in the financials sector, poor stock decisions in the insurance industry detracted from relative performance.

Industrials Lagged Benchmark

Within the industrials sector, stock decisions in the aerospace and defense industry contributed to absolute returns but hindered relative performance, as Select’s holdings underperformed benchmark stocks in the industry group. Select avoided the airlines industry altogether. This decision proved detrimental as the industry group rebounded during the period as demand increased. Likewise, maintaining underweight allocations to the air freight and logistics industry, as well as railroad stocks, hurt relative performance. Increased industrial production during the reporting period translated into rising shipping volumes, lifting the share prices of these companies in the benchmark. Select did not fully participate in this rebound.

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The S&P 500 Index average annual returns were 1.73% and -0.02% for the five- and 10-year periods ended October 31, 2010, respectively.

7

Select

Consumer Discretionary Underperformed, but Some Holdings Helped

The consumer discretionary sector was a source of overall underperformance relative to the benchmark, although Select derived positive absolute results from the sector and some sector members contributed significantly to relative gains. An overweight position in International Game Technology curbed relative returns. The manufacturer of gaming machines experienced a decline in share price amid shrinking demand from casinos. Within the household durables industry group, an overweight stake in Harman International Industries proved detrimental. The maker of audio products had benefited from previous design wins amid a recovery in automobile demand and also from aggressive cost-cutting actions. During the reporting period, however, the company’s earnings and guidance for future earnings were lowered due to slowing demand.

Elsewhere in the consumer discretionary sector, toy maker Hasbro benefited absolute and relative returns. The company is successfully expanding from a core toy manufacturer into other growth areas for its products, including entertainment and licensing, as well as adding new toys for girls and infants to its lineup. Luxury goods retailer Coach also added to relative gains as it experienced strong trends in North America, rising sales levels in Japan, and double-digit revenue growth in China.

Information Technology Contributed

The information technology sector was a source of relative outperformance for Select. The portfolio held a significant stake in Baidu, Inc., China’s dominant internet search engine. The company experienced accelerating sales as more Chinese companies increased their internet presence through web sites and online retail stores. For the reporting period, Baidu represented the largest single contribution to Select’s relative gains. Within the IT services industry group, effective stock decisions included an overweight stake in Teradata Corp. which benefited from increased corporate IT spending and expansion into new territories. Successful stock choices in the semiconductor industry also added to portfolio gains.

Starting Point for Next Reporting Period

The environment for momentum-oriented investment styles continued to be challenged during the reporting period and Select’s investment process experienced a significant headwind as a result. Going forward, we remain confident in our investment beliefs that stocks which exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

8

Select

Top Ten Holdings
% of net assets as of 10/31/10
Apple, Inc.	6.1%
Google, Inc., Class A	4.8%
Exxon Mobil Corp.	2.8%
Teradata Corp.	2.4%
EMC Corp.	2.4%
Coach, Inc.	2.3%
Microsoft Corp.	2.3%
Linear Technology Corp.	2.3%
Schlumberger Ltd.	2.3%
Emerson Electric Co.	2.2%

Top Five Industries
% of net assets as of 10/31/10
Computers & Peripherals	9.4%
Internet Software & Services	6.4%
Software	5.6%
Energy Equipment & Services	5.3%
IT Services	5.2%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Domestic Common Stocks	89.8%
Foreign Common Stocks*	8.8%
Total Common Stocks	98.6%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,033.70	$5.18	1.01%
Institutional Class	$1,000	$1,034.50	$4.15	0.81%
A Class	$1,000	$1,032.50	$6.45	1.26%
B Class	$1,000	$1,028.40	$10.28	2.01%
C Class	$1,000	$1,028.70	$10.28	2.01%
R Class	$1,000	$1,031.10	$7.73	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
Institutional Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
B Class	$1,000	$1,015.07	$10.21	2.01%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Select

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 98.6%
AEROSPACE & DEFENSE — 4.0%
General Dynamics Corp.	515,100	$ 35,088,612
Rockwell Collins, Inc.	570,000	34,490,700
		69,579,312
AIR FREIGHT & LOGISTICS — 1.3%
United Parcel Service, Inc., Class B	335,500	22,592,570
BEVERAGES — 1.3%
Diageo plc	1,251,800	23,107,066
BIOTECHNOLOGY — 2.1%
Gilead Sciences, Inc.(1)	929,000	36,853,430
CAPITAL MARKETS — 2.4%
Bank of New York Mellon Corp. (The)	632,500	15,850,450
Franklin Resources, Inc.	229,300	26,300,710
		42,151,160
CHEMICALS — 3.0%
Eastman Chemical Co.	134,500	10,567,665
Monsanto Co.	317,800	18,883,676
Potash Corp. of Saskatchewan, Inc.	154,700	22,445,423
		51,896,764
COMMUNICATIONS EQUIPMENT — 3.4%
Cisco Systems, Inc.(1)	1,627,456	37,154,820
QUALCOMM, Inc.	486,800	21,969,284
		59,124,104
COMPUTERS & PERIPHERALS — 9.4%
Apple, Inc.(1)	352,000	105,906,240
EMC Corp.(1)	1,980,700	41,614,507
Hewlett-Packard Co.	400,000	16,824,000
		164,344,747
DIVERSIFIED FINANCIAL SERVICES — 2.8%
CME Group, Inc.	71,400	20,681,010
Hong Kong Exchanges and Clearing Ltd.	628,500	13,832,879
JPMorgan Chase & Co.	405,900	15,274,017
		49,787,906
ELECTRICAL EQUIPMENT — 3.6%
ABB Ltd. ADR(1)	1,178,400	24,381,096
Emerson Electric Co.	712,700	39,127,230
		63,508,326
ENERGY EQUIPMENT & SERVICES — 5.3%
Halliburton Co.	710,100	22,623,786
National Oilwell Varco, Inc.	570,700	30,680,832
Schlumberger Ltd.	566,300	39,578,707
		92,883,325
FOOD & STAPLES RETAILING — 3.1%
Costco Wholesale Corp.	596,500	37,442,305
Wal-Mart Stores, Inc.	316,000	17,117,720
		54,560,025
FOOD PRODUCTS — 1.7%
Hershey Co. (The)	210,100	10,397,849
Mead Johnson Nutrition Co.	339,000	19,939,980
		30,337,829
HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Intuitive Surgical, Inc.(1)	43,500	11,438,325
HEALTH CARE PROVIDERS & SERVICES — 3.8%
Medco Health Solutions, Inc.(1)	700,115	36,777,041
UnitedHealth Group, Inc.	805,700	29,045,485
		65,822,526
HOTELS, RESTAURANTS & LEISURE — 2.0%
McDonald’s Corp.	450,700	35,050,939
HOUSEHOLD DURABLES — 1.0%
Harman International Industries, Inc.(1)	515,400	17,291,670
HOUSEHOLD PRODUCTS — 0.4%
Colgate-Palmolive Co.	87,200	6,724,864
INSURANCE — 1.1%
Travelers Cos., Inc. (The)	352,800	19,474,560
INTERNET & CATALOG RETAIL — 2.6%
Amazon.com, Inc.(1)	173,400	28,635,276
Netflix, Inc.(1)	94,900	16,465,150
		45,100,426
INTERNET SOFTWARE & SERVICES — 6.4%
Baidu, Inc. ADR(1)	240,800	26,490,408
Google, Inc., Class A(1)	135,700	83,182,743
SouFun Holdings Ltd. ADR(1)	39,300	2,888,550
		112,561,701
IT SERVICES — 5.2%
Infosys Technologies Ltd. ADR	209,600	14,135,424
MasterCard, Inc., Class A	143,600	34,472,616
Teradata Corp.(1)	1,082,500	42,607,200
		91,215,240
LEISURE EQUIPMENT & PRODUCTS — 2.0%
Hasbro, Inc.	761,800	35,233,250

12

Select

Shares	Value
MACHINERY — 1.8%
Parker-Hannifin Corp.	411,700	$ 31,515,635
METALS & MINING — 2.5%
Freeport-McMoRan Copper & Gold, Inc.	251,600	23,821,488
Walter Energy, Inc.	223,900	19,694,244
		43,515,732
OIL, GAS & CONSUMABLE FUELS — 4.8%
Exxon Mobil Corp.	732,800	48,709,216
Occidental Petroleum Corp.	445,500	35,029,665
		83,738,881
PHARMACEUTICALS — 3.2%
Allergan, Inc.	483,800	35,031,958
Teva Pharmaceutical Industries Ltd. ADR	399,900	20,754,810
		55,786,768
PROFESSIONAL SERVICES — 1.3%
IHS, Inc., Class A(1)	50,000	3,612,000
Robert Half International, Inc.	441,100	11,958,221
Verisk Analytics, Inc., Class A(1)	237,100	7,067,951
		22,638,172
ROAD & RAIL — 0.6%
J.B. Hunt Transport Services, Inc.	290,700	10,453,572
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.3%
Linear Technology Corp.	1,237,300	39,878,179
SOFTWARE — 5.6%
Adobe Systems, Inc.(1)	586,400	16,507,160
Microsoft Corp.	1,516,700	40,404,888
Nintendo Co. Ltd.	25,100	6,503,480
Oracle Corp.	1,153,200	33,904,080
		97,319,608
SPECIALTY RETAIL — 2.4%
Lowe’s Cos., Inc.	521,500	11,123,595
TJX Cos., Inc. (The)	689,500	31,641,155
		42,764,750
TEXTILES, APPAREL & LUXURY GOODS — 3.7%
Coach, Inc.	817,300	40,865,000
Hanesbrands, Inc.(1)	979,300	24,286,640
		65,151,640
TOBACCO — 1.8%
Philip Morris International, Inc.	545,000	31,882,500
TOTAL COMMON STOCKS(Cost $1,361,481,842)		1,725,285,502
Temporary Cash Investments — 1.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	81,519	81,519
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.00%, 3/31/12, valued at $23,663,941), in a joint trading account at 0.16%, dated 10/29/10, due 11/1/10 (Delivery value $23,200,309)		23,200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $23,281,519)		23,281,519
TOTAL INVESTMENT SECURITIES — 99.9%(Cost $1,384,763,361)		1,748,567,021
OTHER ASSETS AND LIABILITIES — 0.1%		994,711
TOTAL NET ASSETS — 100.0%		$1,749,561,732

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
11,134,761	GBP for USD	Bank of America	11/30/10	$17,838,667	$(226,147)
404,549,250	JPY for USD	Bank of America	11/30/10	5,028,426	(66,519)
				$22,867,093	$(292,666)

(Value on Settlement Date $22,574,427)

Notes to Schedule of Investments

ADR = American Depositary Receipt

GBP = British Pound

JPY = Japanese Yen

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $1,384,763,361)	$1,748,567,021
Cash	20,295
Receivable for investments sold	5,800,900
Receivable for capital shares sold	128,397
Dividends and interest receivable	898,332
1,755,414,945

Liabilities
Payable for investments purchased	3,335,558
Payable for capital shares redeemed	759,584
Unrealized loss on forward foreign currency exchange contracts	292,666
Accrued management fees	1,459,252
Distribution and service fees payable	6,153
5,853,213

Net Assets	$1,749,561,732

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,595,424,230
Undistributed net investment income	6,260,277
Accumulated net realized loss	(215,635,527)
Net unrealized appreciation	363,512,752
$1,749,561,732

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,722,137,611	48,462,955	$35.54
Institutional Class, $0.01 Par Value	$4,563,250	126,930	$35.95
A Class, $0.01 Par Value	$20,666,157	590,619	$34.99*
B Class, $0.01 Par Value	$1,776,173	52,700	$33.70
C Class, $0.01 Par Value	$390,011	11,560	$33.74
R Class, $0.01 Par Value	$28,530	812	$35.14

*Maximum offering price $37.12 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $15,115)	$ 22,663,477
Interest	21,836
22,685,313

Expenses:
Management fees	16,812,330
Distribution and service fees:
A Class	50,527
B Class	19,111
C Class	3,815
R Class	133
Directors’ fees and expenses	51,906
Other expenses	65,442
17,003,264

Net investment income (loss)	5,682,049

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(21,070,225)
Foreign currency transactions	455,168
(20,615,057)

Change in net unrealized appreciation (depreciation) on:
Investments	275,918,816
Translation of assets and liabilities in foreign currencies	(179,257)
275,739,559

Net realized and unrealized gain (loss)	255,124,502

Net Increase (Decrease) in Net Assets Resulting from Operations	$260,806,551

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 5,682,049	$ 11,116,283
Net realized gain (loss)	(20,615,057)	(174,653,037)
Change in net unrealized appreciation (depreciation)	275,739,559	412,450,732
Net increase (decrease) in net assets resulting from operations	260,806,551	248,913,978

Distributions to Shareholders
From net investment income:
Investor Class	(8,227,971)	(14,095,648)
Institutional Class	(28,810)	(1,087,962)
A Class	(49,312)	(144,697)
B Class	—	(1,824)
C Class	—	(287)
R Class	—	(175)
Decrease in net assets from distributions	(8,306,093)	(15,330,593)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(120,734,647)	(181,643,233)

Net increase (decrease) in net assets	131,765,811	51,940,152

Net Assets
Beginning of period	1,617,795,921	1,565,855,769
End of period	$1,749,561,732	$1,617,795,921

Undistributed net investment income	$6,260,277	$8,429,153

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

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If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $573,816,252 and $716,429,479, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,050,151	$ 34,737,773	1,400,628	$ 36,567,221
Issued in reinvestment of distributions	238,915	7,886,605	571,178	13,496,935
Redeemed	(4,873,529)	(160,602,909)	(5,114,851)	(131,631,069)
	(3,584,463)	(117,978,531)	(3,143,045)	(81,566,913)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	22,888	771,300	24,800	656,737
Issued in reinvestment of distributions	851	28,366	45,572	1,087,343
Redeemed	(24,480)	(817,754)	(3,498,181)	(98,618,933)
	(741)	(18,088)	(3,427,809)	(96,874,853)
A Class/Shares Authorized	75,000,000		75,000,000
Sold	64,941	2,090,917	108,639	2,795,413
Issued in reinvestment of distributions	1,473	47,993	6,049	140,997
Redeemed	(134,115)	(4,336,286)	(208,719)	(5,214,096)
	(67,701)	(2,197,376)	(94,031)	(2,277,686)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	925	27,964	3,185	78,585
Issued in reinvestment of distributions	—	—	76	1,743
Redeemed	(18,364)	(576,033)	(37,234)	(895,666)
	(17,439)	(548,069)	(33,973)	(815,338)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	5,833	180,826	2,023	54,994
Issued in reinvestment of distributions	—	—	9	204
Redeemed	(5,028)	(153,876)	(7,003)	(170,151)
	805	26,950	(4,971)	(114,953)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	72	2,323	434	12,430
Issued in reinvestment of distributions	—	—	7	175
Redeemed	(676)	(21,856)	(276)	(6,095)
	(604)	(19,533)	165	6,510
Net increase (decrease)	(3,670,143)	$(120,734,647)	(6,703,664)	$(181,643,233)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,570,746,366	—	—
Foreign Common Stocks	111,095,711	$43,443,425	—
Temporary Cash Investments	81,519	23,200,000	—
Total Value of Investment Securities	$1,681,923,596	$66,643,425	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(292,666)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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The value of foreign currency risk derivative instruments as of October 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $292,666 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $418,802 in net realized gain (loss) on foreign currency transactions and $(163,359) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

On December 14, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 13, 2010:

Investor	Institutional	A	B	C	R
$0.1238	$0.1993	$0.0295	—	—	—

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$8,306,093	$15,330,593
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,389,284,541
Gross tax appreciation of investments	$379,021,681
Gross tax depreciation of investments	(19,739,201)
Net tax appreciation (depreciation) of investments	$359,282,480
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$1,758
Net tax appreciation (depreciation)	$359,284,238
Undistributed ordinary income	$5,967,611
Accumulated capital losses	$(211,114,347)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

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The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(14,707,162), $(175,918,131) and $(20,489,054) expire in 2016, 2017 and 2018, respectively.

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $8,306,093, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

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Financial Highlights
Select

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$30.58	$26.25	$45.58	$36.22	$37.04
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.19	0.07	0.04	0.21
Net Realized and Unrealized Gain (Loss)	5.01	4.40	(16.10)	10.06	(0.77)
Total From Investment Operations	5.12	4.59	(16.03)	10.10	(0.56)
Distributions
From Net Investment Income	(0.16)	(0.26)	—	(0.16)	(0.26)
From Net Realized Gains	—	—	(3.30)	(0.58)	—
Total Distributions	(0.16)	(0.26)	(3.30)	(0.74)	(0.26)
Net Asset Value, End of Period	$35.54	$30.58	$26.25	$45.58	$36.22

Total Return(2)	16.78%	17.77%	(37.71)%	28.37%	(1.55)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.34%	0.75%	0.19%	0.11%	0.57%
Portfolio Turnover Rate	35%	31%	64%	79%	206%
Net Assets, End of Period (in millions)	$1,722	$1,592	$1,449	$2,550	$2,576

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Select

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$30.94	$26.56	$45.98	$36.53	$37.35
Income From Investment Operations
Net Investment Income (Loss)(1)	0.18	0.28	0.15	0.12	0.30
Net Realized and Unrealized Gain (Loss)	5.06	4.41	(16.27)	10.15	(0.78)
Total From Investment Operations	5.24	4.69	(16.12)	10.27	(0.48)
Distributions
From Net Investment Income	(0.23)	(0.31)	—	(0.24)	(0.34)
From Net Realized Gains	—	—	(3.30)	(0.58)	—
Total Distributions	(0.23)	(0.31)	(3.30)	(0.82)	(0.34)
Net Asset Value, End of Period	$35.95	$30.94	$26.56	$45.98	$36.53

Total Return(2)	17.02%	18.00%	(37.60)%	28.63%	(1.35)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.54%	0.95%	0.39%	0.31%	0.77%
Portfolio Turnover Rate	35%	31%	64%	79%	206%
Net Assets, End of Period (in thousands)	$4,563	$3,950	$94,419	$168,441	$148,717

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Select

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$30.11	$25.85	$45.05	$35.80	$36.63
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03	0.13	(0.02)	(0.09)	0.12
Net Realized and Unrealized Gain (Loss)	4.93	4.33	(15.88)	9.99	(0.76)
Total From Investment Operations	4.96	4.46	(15.90)	9.90	(0.64)
Distributions
From Net Investment Income	(0.08)	(0.20)	—	(0.07)	(0.19)
From Net Realized Gains	—	—	(3.30)	(0.58)	—
Total Distributions	(0.08)	(0.20)	(3.30)	(0.65)	(0.19)
Net Asset Value, End of Period	$34.99	$30.11	$25.85	$45.05	$35.80

Total Return(3)	16.48%	17.47%	(37.88)%	28.07%	(1.79)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%	0.50%	(0.06)%	(0.14)%	0.32%
Portfolio Turnover Rate	35%	31%	64%	79%	206%
Net Assets, End of Period (in thousands)	$20,666	$19,824	$19,450	$42,770	$21,455

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Select

B Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$29.15	$25.03	$44.03	$35.21	$36.12
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.21)	(0.06)	(0.29)	(0.34)	(0.12)
Net Realized and Unrealized Gain (Loss)	4.76	4.20	(15.41)	9.74	(0.79)
Total From Investment Operations	4.55	4.14	(15.70)	9.40	(0.91)
Distributions
From Net Investment Income	—	(0.02)	—	—	—
From Net Realized Gains	—	—	(3.30)	(0.58)	—
Total Distributions	—	(0.02)	(3.30)	(0.58)	—
Net Asset Value, End of Period	$33.70	$29.15	$25.03	$44.03	$35.21

Total Return(2)	15.61%	16.60%	(38.36)%	27.07%	(2.52)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.25)%	(0.81)%	(0.89)%	(0.43)%
Portfolio Turnover Rate	35%	31%	64%	79%	206%
Net Assets, End of Period (in thousands)	$1,776	$2,045	$2,605	$5,567	$5,880

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Select

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$29.19	$25.05	$44.07	$35.24	$36.15
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.20)	(0.06)	(0.29)	(0.34)	(0.16)
Net Realized and Unrealized Gain (Loss)	4.75	4.22	(15.43)	9.75	(0.75)
Total From Investment Operations	4.55	4.16	(15.72)	9.41	(0.91)
Distributions
From Net Investment Income	—	(0.02)	—	—	—
From Net Realized Gains	—	—	(3.30)	(0.58)	—
Total Distributions	—	(0.02)	(3.30)	(0.58)	—
Net Asset Value, End of Period	$33.74	$29.19	$25.05	$44.07	$35.24

Total Return(2)	15.63%	16.58%	(38.34)%	27.07%	(2.52)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.25)%	(0.81)%	(0.89)%	(0.43)%
Portfolio Turnover Rate	35%	31%	64%	79%	206%
Net Assets, End of Period (in thousands)	$390	$314	$394	$1,001	$1,540

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Select

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$30.24	$25.96	$45.33	$36.05	$37.00
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	0.06	(0.11)	(0.15)	0.03
Net Realized and Unrealized Gain (Loss)	4.95	4.36	(15.96)	10.01	(0.77)
Total From Investment Operations	4.90	4.42	(16.07)	9.86	(0.74)
Distributions
From Net Investment Income	—	(0.14)	—	—	(0.21)
From Net Realized Gains	—	—	(3.30)	(0.58)	—
Total Distributions	—	(0.14)	(3.30)	(0.58)	(0.21)
Net Asset Value, End of Period	$35.14	$30.24	$25.96	$45.33	$36.05

Total Return(2)	16.20%	17.17%	(38.03)%	27.72%	(2.04)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)%	0.25%	(0.31)%	(0.39)%	0.07%
Portfolio Turnover Rate	35%	31%	64%	79%	206%
Net Assets, End of Period (in thousands)	$29	$43	$32	$32	$24

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	1,129,290,760
	Against:	21,257,428
	Abstain:	35,975,917
	Broker Non-Vote:	68,939,336

Institutional Class	For:	4,669,617
	Against:	0
	Abstain:	0
	Broker Non-Vote:	15

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

31

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

32

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

33

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

 The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

37

Notes

38

Notes

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70038

Annual Report
October 31, 2010

American Century Investments®

Small Cap Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Small Cap Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	32

Other Information

Proxy Voting Results	33
Management	34
Additional Information	38
Index Definitions	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer,
U.S. Growth Equity—Mid & Small Cap

Stocks Rallied Amid Growing Volatility

U.S. stocks advanced for the 12 months ended October 31, 2010, as the broad equity indices posted double-digit gains. Virtually all of the market’s gains occurred in the first six months of the period, when stocks continued to climb after reaching a multi-year low in March 2009. The key factors behind the rally included favorable economic data, which provided evidence of a burgeoning recovery, and better-than-expected corporate earnings, which resulted largely from cost-cutting measures by many businesses to widen profit margins.

Market conditions changed abruptly in late April as evidence of a pullback in economic activity led to concerns about a relapse into recession. These concerns were amplified by a sovereign debt crisis in Greece that began to spread across Europe. In response, the equity market declined sharply throughout May and June as market volatility increased substantially.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between positive corporate earnings reports and an increasingly sluggish economic environment. However, stocks staged a resurgence during the final two months of the period as investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery via another round of quantitative easing.

Small- and Mid-Cap Growth Stocks Outperformed

While stocks advanced across the board, the 12-month period was especially favorable for mid- and small-cap growth stocks. The small- and mid-cap segments of the market led the overall advance, returning more than 25% (see the table below). Smaller companies suffered the largest losses during the downturn in late 2008 and early 2009 and thus far have enjoyed the highest returns during the market’s recovery.

In addition, growth-oriented issues outpaced value shares across all market capitalizations. The best-performing sectors in the market were those traditionally associated with growth, such as information technology and consumer discretionary. In addition, the financials sector—a major component in value indices—underperformed during the period.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Small Cap Growth

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year(1)	5 years	Since Inception	Inception Date
Investor Class	ANOIX	36.20%	4.69%	6.07%	6/1/01
Russell 2000 Growth Index	—	28.67%	3.99%	3.04%(2)	—
Institutional Class	ANONX	36.61%	—	-2.53%	5/18/07
A Class No sales charge* With sales charge*	ANOAX	35.86% 28.05%	4.41% 3.18%	9.75% 8.93%	1/31/03
B Class No sales charge* With sales charge*	ANOBX	34.98% 30.98%	3.66% 3.49%	8.95% 8.95%	1/31/03
C Class	ANOCX	35.04%	3.65%	9.00%(3)	1/31/03
R Class	ANORX	35.49%	—	-6.21%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Since 5/31/01, the date nearest the Investor Class’s inception for which data are available.

(3)	Returns would have been lower if a portion of distribution and service fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Small Cap Growth

Growth of $10,000 Over Life of Class
$10,000 investment made June 1, 2001

*	From 6/1/01, the Investor Class’s inception date. Index data from 5/31/01, the date nearest the Investor Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.42%	1.22%	1.67%	2.42%	2.42%	1.92%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Small Cap Growth

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

Small Cap Growth returned 36.20%* for the 12 months ended October 31, 2010, its best fiscal-year return in seven years. The fund outpaced the 28.67% return of its benchmark, the Russell 2000 Growth Index.

Small Cap Growth’s robust return reflected the strong performance of small-cap growth stocks, which led the equity market’s advance for the 12-month period. Although price momentum and accelerating growth— two key factors in the fund’s investment process—were out of favor during the first half of the period, the market began to reward stocks with these characteristics later in the period. Favorable stock selection was another important factor contributing to the fund’s outperformance of its benchmark, adding value in nine of ten market sectors.

Industrials and Consumer Discretionary Outperformed

By far, stock selection was most successful in the industrials and consumer discretionary sectors of the portfolio. Security selection among road and rail companies and an overweight position in airlines contributed the most to outperformance in the industrials sector. Small Cap Growth’s top individual performance contributor was rental car agency Dollar Thrifty Automotive, a significant portfolio overweight and the fund’s second-largest holding for the 12-month period. A bidding war between competitors Hertz Global Holdings and Avis Budget Group to acquire Dollar Thrifty provided a substantial boost to the stock, which gained 150% for the reporting period.

Among airline stocks, the best contributor was United Continental Holdings, which was known as UAL until October 2010, when its merger with Continental Airlines was completed. Improving fundamentals in the airline industry enabled United Continental, the world’s largest airline by traffic volume, to return to profitability after struggling with losses and declining traffic during the economic downturn in late 2008 and early 2009.

In the consumer discretionary sector, consumer services providers and apparel makers were the most significant contributors to performance versus the benchmark index. In the consumer services industry, avoiding for-profit education companies contributed positively as these stocks struggled with declining enrollment and tighter student loan regulations. In contrast, our primary holding in this sector was art auctioneer Sotheby’s, which rallied sharply thanks to a recovery in the auction market.

Other top performers in this sector included auto parts maker TRW Automotive, which advanced as a rebound in the auto industry led to a rapid increase in revenues and earnings for the company, and specialty mattress maker Tempur-Pedic International, which benefited from increased demand and repeatedly exceeded earnings expectations.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Small Cap Growth

Winners in Materials and Technology

The portfolio’s holdings in the materials sector were also major contributors to the fund’s outperformance of the Russell 2000 Growth Index. Virtually all of the outperformance in this sector resulted from stock selection among from paper producers and metals and mining companies. The top contributor was Mesabi Trust, which holds interests in various iron ore properties. Growing demand for iron ore and a sharp rebound in commodity prices lifted the stock.

Stock selection also added value in the information technology sector, which was the best-performing segment in the benchmark index. However, our favorable stock selection was offset by an underweight position in the sector. The big winners in this sector included communications equipment maker Acme Packet, which benefited from upgrades to IP networks and growth in the enterprise market, and mobile data services provider Motricity, which rallied as the company expanded its international offerings. Motricity went public in July and was one of several initial public offerings (IPOs) in which we participated during the 12-month period.

Financials Lagged

The only sector of the portfolio to meaningfully detract from performance versus the benchmark index was financials, and the underperformance resulted entirely from our overweight position in the sector. From a stock selection perspective, consumer finance companies had the biggest negative impact as weaker economic conditions and a changing regulatory environment weighed on the industry. The most notable detractors included consumer lending firms Dollar Financial and World Acceptance.

The largest detractor in the portfolio for the 12 months was LodgeNet Interactive, which is the leading provider of video-on-demand services for hotels. LodgeNet reported earnings that failed to meet analyst expectations in two consecutive quarters, and the stock sold off. Other noteworthy decliners in the portfolio included apparel retailer Aeropostale, which faced challenging price competition and tighter consumer spending, and data services provider TNS, which experienced greater competition in its credit card and ATM transaction business.

A Look Ahead

Over the past 12 months, the economic outlook has become less promising and more uncertain. Consumers continue to deleverage, the housing market remains in the doldrums, and the unemployment rate still hovers above 9%. It remains to be seen whether the Federal Reserve’s recent quantitative easing efforts will help reverse these trends.

Importantly, our investment process is not dependent on making macroeconomic predictions. We focus on selecting individual companies exhibiting accelerating business fundamentals, positive relative strength, and reasonable valuations. We believe that products exhibiting these characteristics provide greater probability of outperforming the market over the long term.

8

Small Cap Growth

Top Ten Holdings
% of net assets as of 10/31/10
United Continental Holdings, Inc.	2.4%
Wabash National Corp.	2.2%
US Airways Group, Inc.	1.8%
Tempur-Pedic International, Inc.	1.6%
Triumph Group, Inc.	1.6%
MIPS Technologies, Inc.	1.4%
EnPro Industries, Inc.	1.3%
Motricity, Inc.	1.3%
Mesabi Trust	1.3%
Complete Production Services, Inc.	1.2%

Top Five Industries
% of net assets as of 10/31/10
Machinery	9.6%
Semiconductors & Semiconductor Equipment	6.5%
Textiles, Apparel & Luxury Goods	5.5%
Communications Equipment	5.4%
Software	5.2%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Common Stocks	97.6%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	1.4%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,037.60	$7.34	1.43%
Institutional Class	$1,000	$1,037.30	$6.32	1.23%
A Class	$1,000	$1,035.20	$8.62	1.68%
B Class	$1,000	$1,032.00	$12.45	2.43%
C Class	$1,000	$1,031.80	$12.44	2.43%
R Class	$1,000	$1,033.90	$9.89	1.93%
Hypothetical
Investor Class	$1,000	$1,018.00	$7.27	1.43%
Institutional Class	$1,000	$1,019.00	$6.26	1.23%
A Class	$1,000	$1,016.74	$8.54	1.68%
B Class	$1,000	$1,012.96	$12.33	2.43%
C Class	$1,000	$1,012.96	$12.33	2.43%
R Class	$1,000	$1,015.48	$9.80	1.93%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Small Cap Growth

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 97.6%
AEROSPACE & DEFENSE — 3.2%
AerCap Holdings NV(1)	83,903	$ 1,083,188
Applied Signal Technology, Inc.	21,248	713,083
Ladish Co., Inc.(1)	150,459	4,813,183
Triumph Group, Inc.	76,446	6,390,121
		12,999,575
AIR FREIGHT & LOGISTICS — 0.3%
Atlas Air Worldwide Holdings, Inc.(1)	21,103	1,102,843
AIRLINES — 4.2%
United Continental Holdings, Inc.(1)	331,849	9,636,895
US Airways Group, Inc.(1)	601,649	7,093,442
		16,730,337
AUTO COMPONENTS — 2.0%
American Axle & Manufacturing Holdings, Inc.(1)	314,283	2,897,689
Amerigon, Inc.(1)	192,978	2,080,303
Cooper Tire & Rubber Co.	31,661	620,872
Dorman Products, Inc.(1)	67,328	2,456,799
		8,055,663
BIOTECHNOLOGY — 2.8%
Acorda Therapeutics, Inc.(1)	27,679	748,440
Alkermes, Inc.(1)	20,673	239,187
AMAG Pharmaceuticals, Inc.(1)	15,586	247,973
Cepheid, Inc.(1)	42,886	902,321
Cubist Pharmaceuticals, Inc.(1)	42,326	985,349
ImmunoGen, Inc.(1)	47,756	392,554
Incyte Corp. Ltd.(1)	64,512	1,074,770
InterMune, Inc.(1)	32,547	427,668
Isis Pharmaceuticals, Inc.(1)	69,978	639,599
Momenta Pharmaceuticals, Inc.(1)	28,793	481,131
Onyx Pharmaceuticals, Inc.(1)	46,237	1,240,539
PDL BioPharma, Inc.	92,066	481,505
Pharmasset, Inc.(1)	21,510	806,625
Savient Pharmaceuticals, Inc.(1)	50,345	624,782
Seattle Genetics, Inc.(1)	63,147	1,034,979
Theravance, Inc.(1)	46,107	939,661
		11,267,083
CAPITAL MARKETS — 0.6%
BGC Partners, Inc., Class A	102,142	708,866
Cohen & Steers, Inc.	8,112	203,368
HFF, Inc., Class A(1)	143,086	1,406,535
		2,318,769
CHEMICALS — 3.2%
Arch Chemicals, Inc.	49,271	1,749,613
Balchem Corp.	53,827	1,644,953
Kraton Performance Polymers, Inc.(1)	72,786	2,362,634
OM Group, Inc.(1)	51,601	1,716,765
Solutia, Inc.(1)	197,937	3,584,639
TPC Group, Inc.(1)	70,388	1,932,151
		12,990,755
COMMERCIAL BANKS — 0.6%
Danvers Bancorp., Inc.	74,366	1,117,721
Sandy Spring Bancorp, Inc.	78,983	1,374,304
		2,492,025
COMMERCIAL SERVICES & SUPPLIES — 0.7%
Deluxe Corp.	75,974	1,552,909
Waste Connections, Inc.	31,757	1,293,780
		2,846,689
COMMUNICATIONS EQUIPMENT — 5.4%
Acme Packet, Inc.(1)	120,017	4,746,672
Blue Coat Systems, Inc.(1)	56,703	1,529,280
Finisar Corp.(1)	69,334	1,179,371
KVH Industries, Inc.(1)	28,149	395,212
Netgear, Inc.(1)	117,761	3,628,216
Oplink Communications, Inc.(1)	151,353	2,645,650
RADWARE Ltd.(1)	69,770	2,467,765
Riverbed Technology, Inc.(1)	42,005	2,416,968
Sycamore Networks, Inc.	65,054	1,983,497
Viasat, Inc.(1)	20,174	830,564
		21,823,195
COMPUTERS & PERIPHERALS — 0.5%
Cray, Inc.(1)	150,855	902,113
Stratasys, Inc.(1)	29,775	932,553
		1,834,666
CONSUMER FINANCE — 0.9%
NetSpend Holdings, Inc.(1)	86,205	1,182,733
World Acceptance Corp.(1)	59,197	2,554,350
		3,737,083
DIVERSIFIED CONSUMER SERVICES — 1.1%
Sotheby’s	102,559	4,496,186

12

Small Cap Growth

Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
General Communication, Inc., Class A(1)	129,664	$ 1,354,989
Vonage Holdings Corp.(1)	644,880	1,644,444
		2,999,433
ELECTRICAL EQUIPMENT — 0.3%
American Superconductor Corp.(1)	32,277	1,086,121
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.1%
Cognex Corp.	155,603	4,154,600
Daktronics, Inc.	276,228	3,016,410
DDi Corp.	154,981	1,593,205
Kemet Corp.(1)	910,331	3,404,638
Littelfuse, Inc.(1)	98,372	4,173,924
SMART Modular Technologies (WWH), Inc.(1)	373,501	2,760,172
Technitrol, Inc.	270,601	1,244,764
		20,347,713
ENERGY EQUIPMENT & SERVICES — 2.0%
Complete Production Services, Inc.(1)	211,215	4,948,767
Dril-Quip, Inc.(1)	27,759	1,918,147
Newpark Resources, Inc.(1)	33,876	199,191
Pioneer Drilling Co.(1)	155,004	954,825
		8,020,930
FOOD & STAPLES RETAILING — 0.6%
PriceSmart, Inc.	86,054	2,523,964
HEALTH CARE EQUIPMENT & SUPPLIES — 3.8%
Abaxis, Inc.(1)	16,472	395,493
Align Technology, Inc.(1)	44,061	750,359
American Medical Systems Holdings, Inc.(1)	54,690	1,104,738
Arthrocare Corp.(1)	19,544	533,160
Cyberonics, Inc.(1)	20,606	566,871
DexCom, Inc.(1)	43,479	597,836
Haemonetics Corp.(1)	18,226	996,051
HeartWare International, Inc.(1)	6,969	476,262
Immucor, Inc.(1)	51,613	898,066
Insulet Corp.(1)	30,186	481,467
Integra LifeSciences Holdings Corp.(1)	15,090	649,172
Masimo Corp.	37,355	1,127,000
Meridian Bioscience, Inc.	30,062	688,119
Neogen Corp.(1)	16,593	554,538
NuVasive, Inc.(1)	28,900	757,180
Sirona Dental Systems, Inc.(1)	24,317	915,535
STERIS Corp.	41,301	1,413,320
Volcano Corp.(1)	36,513	891,647
West Pharmaceutical Services, Inc.	24,333	868,445
Zoll Medical Corp.(1)	15,925	518,040
		15,183,299
HEALTH CARE PROVIDERS & SERVICES — 2.1%
Amedisys, Inc.(1)	20,388	519,078
Bio-Reference Labs, Inc.(1)	18,437	397,502
Catalyst Health Solutions, Inc.(1)	27,774	1,051,246
Chemed Corp.	16,323	962,078
HealthSouth Corp.(1)	65,388	1,182,869
HMS Holdings Corp.(1)	19,796	1,189,938
Landauer, Inc.	6,817	416,451
MWI Veterinary Supply, Inc.(1)	8,981	513,713
Owens & Minor, Inc.	36,338	1,034,906
PSS World Medical, Inc.(1)	42,723	1,009,544
		8,277,325
HEALTH CARE TECHNOLOGY — 0.6%
athenahealth, Inc.(1)	23,999	959,240
MedAssets, Inc.(1)	30,571	566,786
Quality Systems, Inc.	13,859	890,580
		2,416,606
HOTELS, RESTAURANTS & LEISURE — 1.2%
Domino’s Pizza, Inc.(1)	323,933	4,807,166
HOUSEHOLD DURABLES — 2.0%
Deer Consumer Products, Inc.(1)	127,238	1,456,875
Tempur-Pedic International, Inc.(1)	186,758	6,443,151
		7,900,026
INDUSTRIAL CONGLOMERATES — 0.7%
Raven Industries, Inc.	69,109	2,841,762
INSURANCE — 0.9%
AMERISAFE, Inc.(1)	10,459	199,662
Amtrust Financial Services, Inc.	77,074	1,153,798
FPIC Insurance Group, Inc.(1)	24,267	859,537
Safety Insurance Group, Inc.	33,650	1,563,379
		3,776,376

13

Small Cap Growth

Shares	Value
INTERNET & CATALOG RETAIL — 1.5%
HSN, Inc.(1)	116,364	$ 3,483,938
priceline.com, Inc.(1)	6,838	2,576,627
		6,060,565
INTERNET SOFTWARE & SERVICES — 3.9%
Ancestry.com, Inc.(1)	103,124	2,750,317
Dice Holdings, Inc.(1)	215,397	1,949,343
KIT Digital, Inc.(1)	74,919	1,031,635
Limelight Networks, Inc.(1)	302,362	2,050,014
Liquidity Services, Inc.(1)	76,462	1,223,392
Rackspace Hosting, Inc.(1)	54,998	1,372,750
Vocus, Inc.(1)	129,362	2,865,368
Zix Corp.(1)	628,361	2,444,324
		15,687,143
IT SERVICES — 0.4%
Cass Information Systems, Inc.	17,201	593,950
MAXIMUS, Inc.	14,722	892,595
		1,486,545
LEISURE EQUIPMENT & PRODUCTS — 0.8%
Polaris Industries, Inc.	46,264	3,288,908
LIFE SCIENCES TOOLS & SERVICES — 0.8%
Bruker Corp.(1)	53,616	803,704
Dionex Corp.(1)	12,828	1,144,642
Luminex Corp.(1)	26,782	482,344
PAREXEL International Corp.(1)	42,246	908,289
		3,338,979
MACHINERY — 9.6%
3D Systems Corp.(1)	43,155	1,115,125
ArvinMeritor, Inc.(1)	139,129	2,306,759
Cascade Corp.	43,476	1,538,616
Commercial Vehicle Group, Inc.(1)	145,921	1,959,719
EnPro Industries, Inc.(1)	152,198	5,348,238
Lindsay Corp.	70,908	4,087,846
Middleby Corp.(1)	35,619	2,659,314
NACCO Industries, Inc., Class A	18,407	1,827,079
NN, Inc.(1)	97,470	810,950
Robbins & Myers, Inc.	86,470	2,510,224
Sauer-Danfoss, Inc.(1)	75,675	1,673,174
Titan International, Inc.	255,764	3,879,940
Wabash National Corp.(1)	1,085,059	8,745,576
		38,462,560
MEDIA — 0.4%
AirMedia Group, Inc. ADR(1)	117,673	813,120
Ballantyne Strong, Inc.(1)	63,234	532,430
LodgeNet Interactive Corp.(1)	121,316	309,356
		1,654,906
METALS & MINING — 3.0%
Allied Nevada Gold Corp.(1)	72,389	1,786,561
Brush Engineered Materials, Inc.(1)	90,710	3,007,036
Globe Specialty Metals, Inc.	123,248	1,915,274
Mesabi Trust	127,598	5,286,385
		11,995,256
OIL, GAS & CONSUMABLE FUELS — 3.9%
BP Prudhoe Bay Royalty Trust	24,734	2,542,902
Crosstex Energy LP	190,541	2,665,669
Forest Oil Corp.(1)	82,194	2,525,822
Knightsbridge Tankers Ltd.	103,939	2,258,594
Permian Basin Royalty Trust	176,996	3,715,146
Teekay Tankers Ltd., Class A	167,437	1,989,152
		15,697,285
PAPER & FOREST PRODUCTS — 2.4%
Buckeye Technologies, Inc.	136,287	2,459,980
Clearwater Paper Corp.(1)	51,084	4,125,033
KapStone Paper and Packaging Corp.(1)	252,750	3,235,200
		9,820,213
PHARMACEUTICALS — 1.3%
Auxilium Pharmaceuticals, Inc.(1)	30,258	748,886
Impax Laboratories, Inc.(1)	40,206	757,481
Nektar Therapeutics(1)	68,768	1,001,950
Questcor Pharmaceuticals, Inc.(1)	38,041	466,763
Salix Pharmaceuticals Ltd.(1)	41,594	1,573,501
VIVUS, Inc.(1)	61,576	476,598
		5,025,179
PROFESSIONAL SERVICES — 0.9%
Kelly Services, Inc., Class A(1)	230,374	3,421,054
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.7%
Agree Realty Corp.	14,794	377,247
Ashford Hospitality Trust, Inc.(1)	375,232	3,808,605
Post Properties, Inc.	80,669	2,455,564
		6,641,416

14

Small Cap Growth

Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.5%
Amtech Systems, Inc.(1)	43,229	$ 723,654
Atheros Communications, Inc.(1)	37,921	1,177,068
Cavium Networks, Inc.(1)	30,744	979,811
Cirrus Logic, Inc.(1)	77,328	993,665
Entegris, Inc.(1)	167,449	1,001,345
GT Solar International, Inc.(1)	283,045	2,329,460
Mindspeed Technologies, Inc.(1)	190,523	1,406,060
MIPS Technologies, Inc.(1)	379,912	5,584,706
Photronics, Inc.(1)	260,328	1,634,860
Silicon Image, Inc.(1)	239,654	1,473,872
Silicon Motion Technology Corp. ADR(1)	297,498	1,606,489
Skyworks Solutions, Inc.(1)	210,157	4,814,697
Ultratech, Inc.(1)	93,260	1,707,591
Veeco Instruments, Inc.(1)	18,657	780,795
		26,214,073
SOFTWARE — 5.2%
Ariba, Inc.(1)	66,607	1,250,879
Fortinet, Inc.(1)	37,703	1,131,090
Interactive Intelligence, Inc.(1)	59,089	1,460,089
Motricity, Inc.(1)	241,103	5,297,033
Progress Software Corp.(1)	37,304	1,394,050
Radiant Systems, Inc.(1)	158,670	3,095,652
Smith Micro Software, Inc.(1)	210,563	2,560,446
Sourcefire, Inc.(1)	28,854	680,666
Taleo Corp., Class A(1)	41,357	1,186,532
TIBCO Software, Inc.(1)	88,944	1,709,504
Tyler Technologies, Inc.(1)	509	10,389
VanceInfo Technologies, Inc. ADR(1)	25,668	933,545
		20,709,875
SPECIALTY RETAIL — 2.3%
Children’s Place Retail Stores, Inc. (The)(1)	5,436	239,510
Finish Line, Inc. (The), Class A	158,099	2,418,915
Jos. A. Bank Clothiers, Inc.(1)	22,185	967,266
Monro Muffler Brake, Inc.	98,041	4,680,477
Pier 1 Imports, Inc.(1)	121,717	1,056,504
		9,362,672
TEXTILES, APPAREL & LUXURY GOODS — 5.5%
Crocs, Inc.(1)	127,619	1,777,733
Deckers Outdoor Corp.(1)	69,367	4,030,223
G-III Apparel Group Ltd.(1)	167,871	4,431,794
Iconix Brand Group, Inc.(1)	275,908	4,828,390
Maidenform Brands, Inc.(1)	80,651	2,158,221
Steven Madden Ltd.(1)	111,001	4,695,342
		21,921,703
TRADING COMPANIES & DISTRIBUTORS — 1.1%
United Rentals, Inc.(1)	239,982	4,509,262
WIRELESS TELECOMMUNICATION SERVICES — 0.9%
Syniverse Holdings, Inc.(1)	122,167	3,724,872
TOTAL COMMON STOCKS(Cost $305,469,464)		391,898,056
Temporary Cash Investments — 1.0%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	71,150	71,150
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.00%, 3/31/12, valued at $3,977,990), in a joint trading account at 0.16%, dated 10/29/10, due 11/1/10 (Delivery value $3,900,052)		3,900,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,971,150)		3,971,150
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $309,440,614)		395,869,206
OTHER ASSETS AND LIABILITIES — 1.4%		5,781,324
TOTAL NET ASSETS — 100.0%		$401,650,530

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $309,440,614)	$395,869,206
Cash	606
Receivable for investments sold	11,587,490
Receivable for capital shares sold	129,981
Dividends and interest receivable	239,419
407,826,702

Liabilities
Payable for investments purchased	5,204,941
Payable for capital shares redeemed	479,886
Accrued management fees	450,591
Distribution and service fees payable	40,754
6,176,172
Net Assets	$401,650,530

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 641,706,394
Accumulated net realized loss	(326,484,456)
Net unrealized appreciation	86,428,592
$ 401,650,530

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$142,793,471	19,171,833	$7.45
Institutional Class, $0.01 Par Value	$114,512,556	15,267,311	$7.50
A Class, $0.01 Par Value	$126,763,180	17,239,626	$7.35*
B Class, $0.01 Par Value	$3,106,841	437,758	$7.10
C Class, $0.01 Par Value	$13,476,408	1,891,374	$7.13
R Class, $0.01 Par Value	$998,074	136,125	$7.33

*Maximum offering price $7.80 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends	$ 3,784,136
Interest	5,603
3,789,739

Expenses:
Management fees	5,425,678
Distribution and service fees:
A Class	309,980
B Class	31,003
C Class	131,265
R Class	3,885
Directors’ fees and expenses	17,123
Other expenses	47,148
5,966,082

Net investment income (loss)	(2,176,343)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $85,994 from affiliates)	93,802,021
Futures contract transactions	827,160
94,629,181

Change in net unrealized appreciation (depreciation) on investments	36,489,688

Net realized and unrealized gain (loss)	131,118,869

Net Increase (Decrease) in Net Assets Resulting from Operations	$128,942,526

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (2,176,343)	$ (1,860,087)
Net realized gain (loss)	94,629,181	(103,796,885)
Change in net unrealized appreciation (depreciation)	36,489,688	87,749,913
Net increase (decrease) in net assets resulting from operations	128,942,526	(17,907,059)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(135,018,924)	(34,342,691)

Redemption Fees
Increase in net assets from redemption fees	185,421	255,189

Net increase (decrease) in net assets	(5,890,977)	(51,994,561)

Net Assets
Beginning of period	407,541,507	459,536,068
End of period	$ 401,650,530	$ 407,541,507

Accumulated net investment loss	—	$(599,780)

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) (formerly New Opportunities II Fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in small cap companies that management believes will increase in value over time. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

19

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 1.40% for the Investor Class, A Class, B Class, C Class and R Class and 1.20% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $720,764,034 and $866,556,632, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	165,000,000		165,000,000
Sold	6,784,305	$ 43,916,604	16,295,442	$ 85,307,455
Redeemed	(18,735,868)	(122,423,452)	(25,021,496)	(122,029,987)
	(11,951,563)	(78,506,848)	(8,726,054)	(36,722,532)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	2,660,213	17,212,447	11,827,728	58,268,863
Redeemed	(7,096,717)	(46,645,112)	(8,547,304)	(43,412,649)
	(4,436,504)	(29,432,665)	3,280,424	14,856,214
A Class/Shares Authorized	110,000,000		110,000,000
Sold	2,350,237	15,349,838	5,152,254	25,297,336
Redeemed	(6,185,109)	(39,950,252)	(7,556,245)	(37,383,702)
	(3,834,872)	(24,600,414)	(2,403,991)	(12,086,366)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	4,481	27,688	161,020	741,803
Redeemed	(132,247)	(828,181)	(121,098)	(582,619)
	(127,766)	(800,493)	39,922	159,184
C Class/Shares Authorized	20,000,000		20,000,000
Sold	413,664	2,630,469	607,886	2,915,777
Redeemed	(719,773)	(4,536,633)	(797,746)	(3,877,579)
	(306,109)	(1,906,164)	(189,860)	(961,802)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	68,676	446,713	97,427	497,692
Redeemed	(33,289)	(219,053)	(16,219)	(85,081)
	35,387	227,660	81,208	412,611
Net increase (decrease)	(20,621,427)	$(135,018,924)	(7,918,351)	$ (34,342,691)

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2010 follows:

	October 31, 2009					October 31, 2010
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
LodgeNet Interactive Corp.(1)(2)	955,978	$1,773,465	$5,130,239	$85,994	—	121,316	(2)

(1)	Non-income producing.

(2)	Company was not an affiliate at October 31, 2010.

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7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$391,898,056	—	—
Temporary Cash Investments	71,150	$3,900,000	—
Total Value of Investment Securities	$391,969,206	$3,900,000	—

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

As of period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $827,160 in net realized gain (loss) on futures contract transactions.

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9. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid during the years ended October 31, 2010 and October 31, 2009.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$311,237,291
Gross tax appreciation of investments	$87,566,568
Gross tax depreciation of investments	(2,934,653)
Net tax appreciation (depreciation) of investments	$84,631,915
Undistributed ordinary income	—
Accumulated capital losses	$(324,687,779)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2014	2015	2016	2017
$(87,145,230)	—	$(125,173,360)	$(112,369,189)

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11. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

25

Financial Highlights
Small Cap Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.47	$5.57	$9.42	$7.63	$6.75
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.03)	(0.02)	(0.04)	(0.05)	(0.06)
Net Realized and Unrealized Gain (Loss)	2.01	(0.08)	(3.73)	2.52	1.16
Total From Investment Operations	1.98	(0.10)	(3.77)	2.47	1.10
Distributions
From Net Realized Gains	—	—	(0.08)	(0.68)	(0.22)
Net Asset Value, End of Period	$7.45	$5.47	$5.57	$9.42	$7.63

Total Return(2)	36.20%	(1.80)%	(40.34)%	35.22%	16.52%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.42%	1.41%	1.36%	1.41%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.48)%	(0.40)%	(0.49)%	(0.70)%	(0.80)%
Portfolio Turnover Rate	183%	204%	148%	204%	299%
Net Assets, End of Period (in thousands)	$142,793	$170,125	$222,017	$303,189	$51,336

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Small Cap Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.49	$5.59	$9.43	$8.27
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	(0.01)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss)	2.03	(0.09)	(3.74)	1.19
Total From Investment Operations	2.01	(0.10)	(3.76)	1.16
Distributions
From Net Realized Gains	—	—	(0.08)	—
Net Asset Value, End of Period	$7.50	$5.49	$5.59	$9.43

Total Return(3)	36.61%	(1.79)%	(40.19)%	14.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.22%	1.21%	1.16%	1.21%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.28)%	(0.20)%	(0.29)%	(0.65)%(4)
Portfolio Turnover Rate	183%	204%	148%	204%(5)
Net Assets, End of Period (in thousands)	$114,513	$108,261	$91,791	$18,384

(1)	May 18, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

27

Small Cap Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.41	$5.53	$9.37	$7.59	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	(0.03)	(0.06)	(0.07)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.99	(0.09)	(3.70)	2.51	1.16
Total From Investment Operations	1.94	(0.12)	(3.76)	2.44	1.08
Distributions
From Net Realized Gains	—	—	(0.08)	(0.66)	(0.21)
Net Asset Value, End of Period	$7.35	$5.41	$5.53	$9.37	$7.59

Total Return(2)	35.86%	(2.17)%	(40.45)%	34.91%	16.22%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.67%	1.66%	1.61%	1.66%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.73)%	(0.65)%	(0.74)%	(0.95)%	(1.05)%
Portfolio Turnover Rate	183%	204%	148%	204%	299%
Net Assets, End of Period (in thousands)	$126,763	$114,026	$129,791	$202,515	$73,383

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

Small Cap Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.26	$5.41	$9.25	$7.49	$6.63
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.09)	(0.07)	(0.11)	(0.13)	(0.14)
Net Realized and Unrealized Gain (Loss)	1.93	(0.08)	(3.65)	2.49	1.15
Total From Investment Operations	1.84	(0.15)	(3.76)	2.36	1.01
Distributions
From Net Realized Gains	—	—	(0.08)	(0.60)	(0.15)
Net Asset Value, End of Period	$7.10	$5.26	$5.41	$9.25	$7.49

Total Return(2)	34.98%	(2.77)%	(40.97)%	33.84%	15.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.42%	2.41%	2.36%	2.41%	2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.48)%	(1.40)%	(1.49)%	(1.70)%	(1.80)%
Portfolio Turnover Rate	183%	204%	148%	204%	299%
Net Assets, End of Period (in thousands)	$3,107	$2,976	$2,846	$4,549	$3,383

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Small Cap Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.28	$5.44	$9.29	$7.52	$6.66
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.09)	(0.07)	(0.11)	(0.13)	(0.14)
Net Realized and Unrealized Gain (Loss)	1.94	(0.09)	(3.66)	2.50	1.15
Total From Investment Operations	1.85	(0.16)	(3.77)	2.37	1.01
Distributions
From Net Realized Gains	—	—	(0.08)	(0.60)	(0.15)
Net Asset Value, End of Period	$7.13	$5.28	$5.44	$9.29	$7.52

Total Return(2)	35.04%	(2.94)%	(40.91)%	34.02%	15.24%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.42%	2.41%	2.36%	2.41%	2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.48)%	(1.40)%	(1.49)%	(1.70)%	(1.80)%
Portfolio Turnover Rate	183%	204%	148%	204%	299%
Net Assets, End of Period (in thousands)	$13,476	$11,608	$12,983	$16,406	$4,424

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Small Cap Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.41	$5.54	$9.42	$9.02
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.06)	(0.06)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.98	(0.07)	(3.74)	0.41
Total From Investment Operations	1.92	(0.13)	(3.80)	0.40
Distributions
From Net Realized Gains	—	—	(0.08)	—
Net Asset Value, End of Period	$7.33	$5.41	$5.54	$9.42

Total Return(3)	35.49%	(2.35)%	(40.66)%	4.43%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.92%	1.91%	1.86%	1.91%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.98)%	(0.90)%	(0.99)%	(1.61)%(4)
Portfolio Turnover Rate	183%	204%	148%	204%(5)
Net Assets, End of Period (in thousands)	$998	$545	$108	$26

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (formerly, New Opportunities II Fund), one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Fund (formerly, New Opportunities II Fund) of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

32

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	133,347,483
	Against:	3,490,038
	Abstain:	4,957,455
	Broker Non-Vote:	52,256,165

Institutional Class	For:	102,613,198
	Against:	123,162
	Abstain:	23,576
	Broker Non-Vote:	5,208,535

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

33

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

34

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

35

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

36

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70049

Annual Report
October 31, 2010

American Century Investments®

Ultra® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Ultra

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31

Other Information

Proxy Voting Results	32
Management	33
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced, But Volatility Increased

The U.S. stock market posted double-digit gains for the 12 months ended October 31, 2010. The bulk of the advance occurred in the first half of the period as stocks extended a rally that began in March 2009. The market’s gains were driven by improving economic conditions, as evidenced by robust gross domestic product growth in the fourth quarter of 2009 and first quarter of 2010, and a rebound in corporate earnings as many companies significantly reduced costs to boost profit margins.

Market conditions grew more volatile during the last half of the period. Concerns about the European financial system and the strength of the economic recovery in the U.S. led to a stock market decline in May and June. However, the equity market finished the period on a positive note, staging a rally during the last two months of the period as economic indicators pointed to improved growth in the third quarter.

For the 12-month period, the broad equity indices returned approximately 18%. As the table below illustrates, mid- and small-cap issues led the market’s advance, returning more than 25% overall.

Growth Stocks Outperformed

Growth stocks outpaced value issues across all market capitalizations during the period, particularly over the last six months. The economically sensitive segments of the market—information technology, consumer discretionary, and industrials—were among the top performers for the 12 months. In contrast, the financials sector, which is the most prominent sector weighting in most value indices, lagged amid continued weakness in the housing market and uncertainty regarding the impact of recent financial reform legislation.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Ultra

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	19.63%	1.00%	-1.77%	10.98%	11/2/81
Russell 1000 Growth Index	—	19.65%	3.21%	-2.52%	9.98%(1)	—
S&P 500 Index	—	16.52%	1.73%	-0.02%	11.10%(1)	—
Institutional Class	TWUIX	19.81%	1.19%	-1.57%	4.13%	11/14/96
A Class(2) No sales charge* With sales charge*	TWUAX	19.24% 12.37%	0.75% -0.44%	-2.03% -2.61%	3.94% 3.51%	10/2/96
B Class No sales charge* With sales charge*	AULBX	18.42% 14.42%	— —	— —	-4.40% -5.48%	9/28/07
C Class	TWCCX	18.45%	0.00%	—	1.01%	10/29/01
R Class	AULRX	19.00%	0.50%	—	2.38%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/81, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Ultra

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary
Ultra

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Ultra returned 19.63%* for the 12 months ended October 31, 2010, mirroring the 19.65% return of its benchmark, the Russell 1000 Growth Index, and outpacing the 16.52% return of the broad S&P 500 Index.

Ultra’s return of nearly 20% for the fiscal year reflected solid gains for U.S. stocks in general and even better performance for growth-oriented companies. The fund performed in line with the Russell 1000 Growth Index for the 12 months, which was noteworthy because price momentum and accelerating growth—two key factors in Ultra’s investment process—were out of favor for much of the period. Instead, good stock selection and prudent risk management helped Ultra keep pace with its benchmark despite the performance headwinds.

Technology and Industrials Outperformed

Stock selection added the most value in the information technology and industrials sectors, which together comprised more than 40% of the portfolio during the period. The fund’s holdings among internet software and services firms and semiconductor manufacturers generated all of the outperformance in the information technology sector. By far, the top performance contributor in the portfolio was Baidu, China’s leading online advertising and search firm, which returned more than 185% for the 12-month period. The company benefited from the rapidly expanding internet presence of many Chinese companies, and also gained market share as competitor Google substantially reduced its presence in China.

Other notable winners among Ultra’s technology holdings included consumer electronics maker Apple and semiconductor company Altera, which makes programmable logic devices. Apple reported rapidly accelerating earnings thanks to the successful introduction of the iPad tablet computer and an upgraded release of its iPhone. Altera benefited from improving demand, particularly in China, and higher spending by wireless companies on network infrastructure.

In the industrials sector, outperformance was driven by an overweight position and favorable stock selection among machinery manufacturers. The best contributor was engine manufacturer Cummins, which benefited from stronger global demand—especially for its fuel-efficient engines—and a cyclical recovery in truck orders. Mining equipment manufacturer Joy Global reported better-than-expected revenues and earnings as rising commodity prices boosted production in the mining industry, while electrical equipment maker Emerson Electric rallied on increased orders and cost-cutting measures that boosted overall profitability.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Ultra

Underweight Positions Added Value

When it comes to individual stock selection, we primarily discuss companies in which the fund holds larger positions than the benchmark index. Equally important, however, are the stocks represented in the index that we avoid or limit our exposure. For example, Ultra did not own any utilities stocks during the 12-month period because we were unable to find any companies in this sector that met our investment criteria. This proved to be favorable for relative performance as utilities stocks lagged the rest of the market.

Similarly, the fund’s underweight position in the consumer staples sector, particularly among household products makers and selected food retailers, contributed positively to relative results.

Financials and Materials Detracted

Ultra’s holdings in the financials and materials sectors underperformed their counterparts in the Russell 1000 Growth Index. Several of the portfolio’s financial stocks, including investment bank Goldman Sachs and diversified financial services firm JPMorgan Chase, were adversely affected by uncertainty surrounding the impact of recent financial reform legislation. Goldman Sachs was further hurt by a fraud lawsuit filed by the Securities and Exchange Commission.

The most significant detractor in the financials sector was CME Group, which operates one of the largest and most diversified options and futures exchanges. Lower trading volumes on the exchange weighed on the company’s results, sending the stock price down. Asset manager Charles Schwab slumped as the low interest rate environment led to losses resulting from fee waivers on the company’s money market funds.

The underperformance in the materials sector resulted entirely from a single holding—agricultural products maker Monsanto. The company reported disappointing earnings as results were negatively impacted by increased competition for its Roundup herbicide and below-target sales for its new enhanced seeds.

Other notable decliners included design software maker Adobe Systems, department store chain Kohl’s, and biotechnology firm Gilead Sciences. Adobe tumbled after providing a weaker-than-expected outlook for the company over the last half of 2010, Kohl’s lagged behind more cyclical retailers, and Gilead faced uncertainty regarding federal health care reform and lacked clarity for products in the pipeline.

A Look Ahead

Over the past 12 months, the economic outlook has become less promising and more uncertain. Consumers continue to deleverage, the housing market remains in the doldrums, and the unemployment rate still hovers above 9%. It remains to be seen whether the Federal Reserve’s recent quantitative easing efforts will help reverse these trends.

Importantly, our investment process is not dependent on making macroeconomic predictions. We focus on selecting individual companies exhibiting accelerating business fundamentals, positive relative strength, and reasonable valuations. We believe that products exhibiting these characteristics provide greater probability of outperforming the market over the long term.

8

Ultra

Top Ten Holdings
% of net assets as of 10/31/10
Apple, Inc.	6.0%
Google, Inc., Class A	4.8%
Cisco Systems, Inc.	2.5%
Microsoft Corp.	2.5%
Amazon.com, Inc.	2.4%
Philip Morris International, Inc.	2.3%
Schlumberger Ltd.	2.3%
Exxon Mobil Corp.	2.3%
McDonald’s Corp.	2.1%
Express Scripts, Inc.	2.1%

Top Five Industries
% of net assets as of 10/31/10
Computers & Peripherals	8.4%
Software	7.2%
Internet Software & Services	6.7%
Machinery	6.1%
Oil, Gas & Consumable Fuels	5.8%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Domestic Common Stocks	91.9%
Foreign Common Stocks*	7.4%
Total Common Stocks	99.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,038.20	$5.14	1.00%
Institutional Class	$1,000	$1,038.80	$4.11	0.80%
A Class	$1,000	$1,036.70	$6.42	1.25%
B Class	$1,000	$1,032.80	$10.25	2.00%
C Class	$1,000	$1,032.80	$10.25	2.00%
R Class	$1,000	$1,035.80	$7.70	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
B Class	$1,000	$1,015.12	$10.16	2.00%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Ultra

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 99.3%
AEROSPACE & DEFENSE — 1.7%
General Dynamics Corp.	1,530,000	$ 104,223,600
BEVERAGES — 0.8%
Coca-Cola Co. (The)	499,000	30,598,680
PepsiCo, Inc.	292,000	19,067,600
		49,666,280
BIOTECHNOLOGY — 3.5%
Alexion Pharmaceuticals, Inc.(1)	575,000	39,272,500
Celgene Corp.(1)	902,000	55,987,140
Gilead Sciences, Inc.(1)	2,839,000	112,623,130
		207,882,770
CAPITAL MARKETS — 1.3%
BlackRock, Inc.	180,000	30,778,200
Charles Schwab Corp. (The)	3,183,000	49,018,200
		79,796,400
CHEMICALS — 2.8%
Monsanto Co.	1,095,000	65,064,900
Nalco Holding Co.	2,040,000	57,487,200
Potash Corp. of Saskatchewan, Inc.	168,000	24,375,120
RPM International, Inc.	1,107,000	22,925,970
		169,853,190
COMMUNICATIONS EQUIPMENT — 3.8%
Cisco Systems, Inc.(1)	6,656,000	151,956,480
QUALCOMM, Inc.	1,702,000	76,811,260
		228,767,740
COMPUTERS & PERIPHERALS — 8.4%
Apple, Inc.(1)	1,201,000	361,344,870
EMC Corp.(1)	4,043,000	84,943,430
Hewlett-Packard Co.	1,375,000	57,832,500
		504,120,800
CONSUMER FINANCE — 0.9%
American Express Co.	1,341,000	55,597,860
DIVERSIFIED FINANCIAL SERVICES — 2.2%
CME Group, Inc.	270,000	78,205,500
JPMorgan Chase & Co.	1,415,000	53,246,450
		131,451,950
ELECTRICAL EQUIPMENT — 4.8%
ABB Ltd.(1)	1,756,000	36,367,339
ABB Ltd. ADR(1)	2,390,000	49,449,100
Cooper Industries plc	1,583,000	82,980,860
Emerson Electric Co.	2,221,000	121,932,900
		290,730,199
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Dolby Laboratories, Inc., Class A(1)	682,299	42,084,202
ENERGY EQUIPMENT & SERVICES — 3.3%
Cameron International Corp.(1)	1,079,000	47,206,250
Core Laboratories NV	215,000	16,720,550
Schlumberger Ltd.	1,961,000	137,054,290
		200,981,090
FOOD & STAPLES RETAILING — 2.6%
Costco Wholesale Corp.	1,560,000	97,921,200
Wal-Mart Stores, Inc.	1,096,000	59,370,320
		157,291,520
FOOD PRODUCTS — 2.3%
Hershey Co. (The)	692,000	34,247,080
Mead Johnson Nutrition Co.	630,763	37,101,480
Nestle SA	1,207,000	66,111,783
		137,460,343
HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
Edwards Lifesciences Corp.(1)	505,000	32,274,550
Intuitive Surgical, Inc.(1)	275,000	72,311,250
Varian Medical Systems, Inc.(1)	753,000	47,604,660
		152,190,460
HEALTH CARE PROVIDERS & SERVICES — 3.3%
Express Scripts, Inc.(1)	2,643,000	128,238,360
Medco Health Solutions, Inc.(1)	206,000	10,821,180
UnitedHealth Group, Inc.	1,631,000	58,797,550
		197,857,090
HOTELS, RESTAURANTS & LEISURE — 4.1%
Chipotle Mexican Grill, Inc.(1)	195,000	40,990,950
Marriott International, Inc., Class A	2,037,000	75,470,850
McDonald’s Corp.	1,651,000	128,398,270
		244,860,070
HOUSEHOLD PRODUCTS — 0.2%
Colgate-Palmolive Co.	194,000	14,961,280
INSURANCE — 1.4%
MetLife, Inc.	2,066,000	83,321,780
INTERNET & CATALOG RETAIL — 3.3%
Amazon.com, Inc.(1)	883,000	145,818,620
Netflix, Inc.(1)	303,000	52,570,500
		198,389,120

12

Ultra

Shares	Value
INTERNET SOFTWARE & SERVICES — 6.7%
Baidu, Inc. ADR(1)	599,000	$ 65,895,990
Google, Inc., Class A(1)	469,000	287,492,310
Tencent Holdings Ltd.	2,090,000	47,860,022
		401,248,322
IT SERVICES — 2.4%
MasterCard, Inc., Class A	414,000	99,384,840
Visa, Inc., Class A	601,000	46,980,170
		146,365,010
LEISURE EQUIPMENT & PRODUCTS — 1.4%
Hasbro, Inc.	1,776,000	82,140,000
MACHINERY — 6.1%
Cummins, Inc.	936,000	82,461,600
Donaldson Co., Inc.	652,000	31,765,440
Joy Global, Inc.	1,434,000	101,742,300
Parker-Hannifin Corp.	1,182,000	90,482,100
WABCO Holdings, Inc.(1)	894,000	41,499,480
Wabtec Corp.	441,000	20,656,440
		368,607,360
METALS & MINING — 2.2%
BHP Billiton Ltd. ADR	635,000	52,444,650
Freeport-McMoRan Copper & Gold, Inc.	819,000	77,542,920
		129,987,570
MULTILINE RETAIL — 1.4%
Kohl’s Corp.(1)	1,675,000	85,760,000
OIL, GAS & CONSUMABLE FUELS — 5.8%
EOG Resources, Inc.	601,000	57,527,720
Exxon Mobil Corp.	2,060,000	136,928,200
Newfield Exploration Co.(1)	838,000	49,961,560
Occidental Petroleum Corp.	1,058,000	83,190,540
Southwestern Energy Co.(1)	639,000	21,630,150
		349,238,170
PHARMACEUTICALS — 1.4%
Teva Pharmaceutical Industries Ltd. ADR	1,678,000	87,088,200
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.4%
Altera Corp.	1,989,000	62,076,690
Linear Technology Corp.	2,586,000	83,346,780
Microchip Technology, Inc.	1,791,000	57,634,380
		203,057,850
SOFTWARE — 7.2%
Adobe Systems, Inc.(1)	2,154,000	60,635,100
Electronic Arts, Inc.(1)	3,649,000	57,836,650
Microsoft Corp.	5,663,000	150,862,320
Oracle Corp.	3,857,000	113,395,800
VMware, Inc., Class A(1)	658,000	50,310,680
		433,040,550
SPECIALTY RETAIL — 3.7%
J. Crew Group, Inc.(1)	183,000	5,854,170
Lowe’s Cos., Inc.	1,698,000	36,218,340
O’Reilly Automotive, Inc.(1)	515,000	30,127,500
Tiffany & Co.	1,455,000	77,115,000
TJX Cos., Inc. (The)	1,633,000	74,938,370
		224,253,380
TEXTILES, APPAREL & LUXURY GOODS — 1.4%
NIKE, Inc., Class B	1,010,000	82,254,400
TOBACCO — 2.3%
Philip Morris International, Inc.	2,377,000	139,054,500
TOTAL COMMON STOCKS(Cost $4,170,878,806)		5,983,583,056
Temporary Cash Investments — 0.8%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	27,591	27,591
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.00%, 3/31/12, valued at $47,735,882), in a joint trading account at 0.16%, dated 10/29/10, due 11/1/10 (Delivery value $46,800,624)		46,800,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $46,827,591)		46,827,591
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $4,217,706,397)		6,030,410,647
OTHER ASSETS AND LIABILITIES — (0.1)%		(6,200,019)
TOTAL NET ASSETS — 100.0%		$6,024,210,628

13

Ultra

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
77,016,435	CHF for USD	UBS AG	11/30/10	$78,279,607	$234,084

(Value on Settlement Date $78,513,691)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $4,217,706,397)	$6,030,410,647
Cash	70,750
Foreign currency holdings, at value (cost of $859,545)	910,076
Receivable for capital shares sold	768,212
Unrealized gain on forward foreign currency exchange contracts	234,084
Dividends and interest receivable	3,321,498
6,035,715,267

Liabilities
Payable for investments purchased	3,574,287
Payable for capital shares redeemed	2,928,834
Accrued management fees	4,985,136
Distribution and service fees payable	16,382
11,504,639

Net Assets	$6,024,210,628

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,042,802,536
Undistributed net investment income	12,243,093
Accumulated net realized loss	(843,899,629)
Net unrealized appreciation	1,813,064,628
$6,024,210,628

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,906,157,695	278,386,732	$21.22
Institutional Class, $0.01 Par Value	$45,791,194	2,110,813	$21.69
A Class, $0.01 Par Value	$68,109,488	3,302,767	$20.62*
B Class, $0.01 Par Value	$103,259	4,971	$20.77
C Class, $0.01 Par Value	$789,411	41,121	$19.20
R Class, $0.01 Par Value	$3,259,581	158,722	$20.54

*Maximum offering price $21.88 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $309,789)	$ 72,392,803
Interest	76,433
72,469,236

Expenses:
Management fees	57,661,652
Distribution and service fees:
A Class	176,070
B Class	952
C Class	8,620
R Class	16,000
Directors’ fees and expenses	179,365
Other expenses	398,957
58,441,616

Net investment income (loss)	14,027,620

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	189,642,017
Foreign currency transactions	(1,500,129)
188,141,888

Change in net unrealized appreciation (depreciation) on:
Investments	836,634,187
Translation of assets and liabilities in foreign currencies	64,994
836,699,181

Net realized and unrealized gain (loss)	1,024,841,069

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,038,868,689

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 14,027,620	$ 34,692,826
Net realized gain (loss)	188,141,888	(664,963,753)
Change in net unrealized appreciation (depreciation)	836,699,181	1,318,667,736
Net increase (decrease) in net assets resulting from operations	1,038,868,689	688,396,809

Distributions to Shareholders
From net investment income:
Investor Class	(26,725,188)	(25,630,818)
Institutional Class	(528,963)	(491,887)
A Class	(172,872)	(226,924)
R Class	—	(1,496)
Decrease in net assets from distributions	(27,427,023)	(26,351,125)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(577,726,077)	(513,655,552)

Net increase (decrease) in net assets	433,715,589	148,390,132

Net Assets
Beginning of period	5,590,495,039	5,442,104,907
End of period	$6,024,210,628	$5,590,495,039

Undistributed net investment income	$12,243,093	$27,142,625

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies, but may invest in companies of any size. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $1,346,975,997 and $1,927,777,687, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,500,000,000		3,500,000,000
Sold	8,040,692	$ 157,299,128	10,713,688	$ 162,466,559
Issued in reinvestment of distributions	1,335,312	25,958,465	1,792,590	24,916,998
Redeemed	(35,922,123)	(700,572,950)	(44,276,980)	(673,015,336)
	(26,546,119)	(517,315,357)	(31,770,702)	(485,631,779)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	729,074	14,762,326	616,942	9,517,688
Issued in reinvestment of distributions	25,921	514,529	33,797	479,581
Redeemed	(2,701,567)	(53,218,916)	(1,359,616)	(20,634,403)
	(1,946,572)	(37,942,061)	(708,877)	(10,637,134)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	534,148	10,123,675	761,220	11,227,185
Issued in reinvestment of distributions	8,809	166,840	16,176	219,026
Redeemed	(1,712,426)	(32,190,650)	(1,933,030)	(28,089,270)
	(1,169,469)	(21,900,135)	(1,155,634)	(16,643,059)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	6	112	2,779	44,188
Redeemed	—	—	(429)	(7,449)
	6	112	2,350	36,739
C Class/Shares Authorized	50,000,000		50,000,000
Sold	3,687	64,700	11,640	167,046
Redeemed	(17,068)	(301,317)	(19,376)	(267,383)
	(13,381)	(236,617)	(7,736)	(100,337)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	41,073	780,064	73,819	1,103,287
Issued in reinvestment of distributions	—	—	95	1,278
Redeemed	(59,405)	(1,112,083)	(112,765)	(1,784,547)
	(18,332)	(332,019)	(38,851)	(679,982)
Net increase (decrease)	(29,693,867)	$(577,726,077)	(33,679,450)	$(513,655,552)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$5,537,270,302	—	—
Foreign Common Stocks	295,973,610	$150,339,144	—
Temporary Cash Investments	27,591	46,800,000	—
Total Value of Investment Securities	$5,833,271,503	$197,139,144	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$234,084	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

22

The value of foreign currency risk derivative instruments as of October 31, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $234,084 in unrealized gain on forward foreign currency exchange contracts. For the year ended October 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,266,860) in net realized gain (loss) on foreign currency transactions and $(34,706) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

On December 14, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 13, 2010:

Investor	Institutional	A	B	C	R
$0.0448	$0.0899	—	—	—	—

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$27,427,023	$26,351,125
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,279,377,469
Gross tax appreciation of investments	$1,814,416,980
Gross tax depreciation of investments	(63,383,802)
Net tax appreciation (depreciation) of investments	$1,751,033,178
Net tax appreciation (depreciation) of derivatives and translation of assets and liabilities in foreign currencies	$ 126,294
Net tax appreciation (depreciation)	$1,751,159,472
Undistributed ordinary income	$12,477,177
Accumulated capital losses	$(782,228,557)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

23

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(35,695,674) and $(746,532,883) expire in 2016 and 2017, respectively.

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $27,427,023, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

24

Financial Highlights
Ultra

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.82	$15.67	$33.48	$28.55	$29.02
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.11	0.08	(0.01)	(0.06)
Net Realized and Unrealized Gain (Loss)	3.44	2.12	(9.95)	6.95	(0.37)
Total From Investment Operations	3.49	2.23	(9.87)	6.94	(0.43)
Distributions
From Net Investment Income	(0.09)	(0.08)	—	—	(0.04)
From Net Realized Gains	—	—	(7.94)	(2.01)	—
Total Distributions	(0.09)	(0.08)	(7.94)	(2.01)	(0.04)
Net Asset Value, End of Period	$21.22	$17.82	$15.67	$33.48	$28.55

Total Return(2)	19.63%	14.35%	(38.02)%	25.89%	(1.51)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	0.69%	0.36%	(0.04)%	(0.15)%
Portfolio Turnover Rate	24%	53%	152%	93%	62%
Net Assets, End of Period (in millions)	$5,906	$5,435	$5,276	$10,066	$13,482

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

Ultra

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$18.22	$16.02	$33.98	$28.90	$29.38
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.14	0.15	0.05	—(2)
Net Realized and Unrealized Gain (Loss)	3.51	2.17	(10.17)	7.04	(0.38)
Total From Investment Operations	3.60	2.31	(10.02)	7.09	(0.38)
Distributions
From Net Investment Income	(0.13)	(0.11)	—	—	(0.10)
From Net Realized Gains	—	—	(7.94)	(2.01)	—
Total Distributions	(0.13)	(0.11)	(7.94)	(2.01)	(0.10)
Net Asset Value, End of Period	$21.69	$18.22	$16.02	$33.98	$28.90

Total Return(3)	19.81%	14.58%	(37.89)%	26.14%	(1.33)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.79%	0.79%	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.45%	0.89%	0.56%	0.16%	0.05%
Portfolio Turnover Rate	24%	53%	152%	93%	62%
Net Assets, End of Period (in thousands)	$45,791	$73,933	$76,339	$325,035	$1,073,767

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Ultra

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.33	$15.23	$32.83	$28.11	$28.61
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)	0.07	0.03	(0.08)	(0.13)
Net Realized and Unrealized Gain (Loss)	3.33	2.07	(9.69)	6.81	(0.37)
Total From Investment Operations	3.33	2.14	(9.66)	6.73	(0.50)
Distributions
From Net Investment Income	(0.04)	(0.04)	—	—	—
From Net Realized Gains	—	—	(7.94)	(2.01)	—
Total Distributions	(0.04)	(0.04)	(7.94)	(2.01)	—
Net Asset Value, End of Period	$20.62	$17.33	$15.23	$32.83	$28.11

Total Return(4)	19.24%	14.14%	(38.19)%	25.56%	(1.75)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.24%	1.24%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00%(5)	0.44%	0.11%	(0.29)%	(0.40)%
Portfolio Turnover Rate	24%	53%	152%	93%	62%
Net Assets, End of Period (in thousands)	$68,109	$77,484	$85,723	$235,217	$405,173

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Ratio was less than 0.005%.

See Notes to Financial Statements.

27

Ultra

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$17.54	$15.49	$33.45	$31.63
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.15)	(0.06)	(0.16)	(0.04)
Net Realized and Unrealized Gain (Loss)	3.38	2.11	(9.86)	1.86
Total From Investment Operations	3.23	2.05	(10.02)	1.82
Distributions
From Net Realized Gains	—	—	(7.94)	—
Net Asset Value, End of Period	$20.77	$17.54	$15.49	$33.45

Total Return(3)	18.42%	13.23%	(38.64)%	5.75%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	1.99%	1.99%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.75)%	(0.31)%	(0.64)%	(1.53)%(4)
Portfolio Turnover Rate	24%	53%	152%	93%(5)
Net Assets, End of Period (in thousands)	$103	$87	$41	$26

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

28

Ultra

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$16.22	$14.32	$31.54	$27.26	$27.96
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.13)	(0.04)	(0.13)	(0.29)	(0.34)
Net Realized and Unrealized Gain (Loss)	3.11	1.94	(9.15)	6.58	(0.36)
Total From Investment Operations	2.98	1.90	(9.28)	6.29	(0.70)
Distributions
From Net Realized Gains	—	—	(7.94)	(2.01)	—
Net Asset Value, End of Period	$19.20	$16.22	$14.32	$31.54	$27.26

Total Return(2)	18.45%	13.20%	(38.63)%	24.64%	(2.50)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.75)%	(0.31)%	(0.64)%	(1.04)%	(1.15)%
Portfolio Turnover Rate	24%	53%	152%	93%	62%
Net Assets, End of Period (in thousands)	$789	$884	$891	$2,129	$3,342

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Ultra

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$17.26	$15.17	$32.80	$28.15	$28.72
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	0.03	(0.03)	(0.15)	(0.21)
Net Realized and Unrealized Gain (Loss)	3.33	2.07	(9.66)	6.81	(0.36)
Total From Investment Operations	3.28	2.10	(9.69)	6.66	(0.57)
Distributions
From Net Investment Income	—	(0.01)	—	—	—
From Net Realized Gains	—	—	(7.94)	(2.01)	—
Total Distributions	—	(0.01)	(7.94)	(2.01)	—
Net Asset Value, End of Period	$20.54	$17.26	$15.17	$32.80	$28.15

Total Return(2)	19.00%	13.84%	(38.35)%	25.26%	(1.98)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.49%	1.49%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	0.19%	(0.14)%	(0.54)%	(0.65)%
Portfolio Turnover Rate	24%	53%	152%	93%	62%
Net Assets, End of Period (in thousands)	$3,260	$3,056	$3,276	$5,971	$8,922

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

31

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, Advisor, A, B, C and R Classes	For:	3,346,538,552
	Against:	85,994,173
	Abstain:	98,360,876
	Broker Non-Vote:	257,414,927

Institutional Class	For:	34,607,908
	Against:	454,270
	Abstain:	813,689
	Broker Non-Vote:	193,005

Proposal 3

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

32

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

33

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

34

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

35

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

38

Notes

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70045

Annual Report
October 31, 2010

American Century Investments®

VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Vista

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	32
Additional Information	36
Index Definitions	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Stocks Rallied Amid Growing Volatility

U.S. stocks advanced for the 12 months ended October 31, 2010, as the broad equity indices posted double-digit gains. Virtually all of the market’s gains occurred in the first six months of the period, when stocks continued to climb after reaching a multi-year low in March 2009. The key factors behind the rally included favorable economic data, which provided evidence of a burgeoning recovery, and better-than-expected corporate earnings, which resulted largely from cost-cutting measures by many businesses to widen profit margins.

Market conditions changed abruptly in late April as evidence of a pullback in economic activity led to concerns about a relapse into recession. These concerns were amplified by a sovereign debt crisis in Greece that began to spread across Europe. In response, the equity market declined sharply throughout May and June as market volatility increased substantially.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between positive corporate earnings reports and an increasingly sluggish economic environment. However, stocks staged a resurgence during the final two months of the period as investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery via another round of quantitative easing.

Small- and Mid-Cap Growth Stocks Outperformed

While stocks advanced across the board, the 12-month period was especially favorable for mid- and small-cap growth stocks. The small- and mid-cap segments of the market led the overall advance, returning more than 25% (see the table below). Smaller companies suffered the largest losses during the downturn in late 2008 and early 2009 and thus far have enjoyed the highest returns during the market’s recovery.

In addition, growth-oriented issues outpaced value shares across all market capitalizations. The best-performing sectors in the market were those traditionally associated with growth, such as information technology and consumer discretionary. In addition, the financials sector—a major component in value indices—underperformed during the period.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Vista

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCVX	25.72%	2.43%	-0.05%	8.99%	11/25/83
Russell Midcap Growth Index	—	28.03%	4.28%	0.20%	N/A(1)	—
Institutional Class	TWVIX	25.86%	2.63%	0.16%	4.79%	11/14/96
A Class(2) No sales charge* With sales charge*	TWVAX	25.40% 18.17%	2.17% 0.97%	-0.31% -0.90%	3.78% 3.35%	10/2/96
C Class No sales charge* With sales charge*	AVNCX	— —	— —	— —	10.34%(3) 9.34%(3)	3/1/10
R Class	AVTRX	25.02%	1.93%	—	1.39%	7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Index data not available prior to 12/31/85.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Vista

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary
Vista

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

Vista returned 25.72%* for the 12 months ended October 31, 2010, lagging the 28.03% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, as investors faced mixed economic and market data. Price momentum and acceleration, two factors that the Vista team looks for in portfolio holdings, were not rewarded consistently during the reporting period, although their margin of underperformance narrowed. Instead, lower quality stocks continued to drive market strength.

Within the portfolio, security selection in the financials, health care, and materials sectors accounted for the majority of underperformance relative to the benchmark. Effective stock choices in the information technology, energy, and consumer discretionary sectors partially offset those relative losses.

Financials Lagged Benchmark

The financials sector was Vista’s largest source of underperformance relative to its benchmark. Within the sector, a detrimental overweight stake in the capital markets industry included Jefferies Group, Inc. The company underperformed during the period due to a slowdown in its fixed income trading and investment banking operations. An overweight position in Lazard Ltd. also weighed on relative performance. Although the company’s earnings reflected improvement, unexpectedly higher compensation costs and a trust share sale overhang caused underperformance.

Health Care, Materials Gained, but Lagged Benchmark

The health care sector was a source of underperformance relative to the benchmark, although it contributed positively to absolute returns. Within the sector, Vista did not own some of the stronger performers within the pharmaceutical and life science tools and services industries that contributed to benchmark returns for the sector. Within the health care provider industry group, Vista held a detrimental overweight position in Medco Health Solutions, Inc. The company experienced a share price decline in the period as concerns over industry contract pricing and competition surfaced.

Similarly, Vista’s holdings in the materials sector contributed to absolute gains, but collectively lagged the performance of the materials sector in the benchmark. Within the sector, Vista held a position in fertilizer company Mosaic Co. While volume growth of its products accelerated significantly, pricing was not as strong as some analysts had predicted and increases in key input costs weighed on margins.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Vista

Although an overweight allocation to the metals and mining industry helped absolute and relative returns, overweight stakes in mining company Freeport-McMoRan Copper & Gold, Inc., among others, detracted from relative performance. Benefiting from continued reports of global economic improvement and positive earnings releases, the company logged sound share price gains during the reporting period. However, its share price gain while it was held in the portfolio was more moderate.

Information Technology Helped

The information technology sector was a source of outperformance relative to the benchmark. In the communications equipment industry group, Vista held an overweight stake in networking company F5 Networks, which was the largest single contributor to relative gains. The company, whose products help optimize the performance of applications over IT networks, benefited from market share gains amid increasing complexity of data networks and strong mobile data growth. During the reporting period, F5 delivered earnings that were in excess of analysts’ expectations and increased guidance for future earnings. Elsewhere in the sector, effective stock selection in the IT services industry group also helped relative returns.

Energy, Consumer Discretionary Contributed

The energy sector contributed to absolute and relative portfolio gains. An overweight stake in onshore oil driller Whiting Petroleum, in particular, added significantly to gains, benefiting from a rotation to onshore drillers in the wake of the oil spill in the Gulf of Mexico.

Within the consumer discretionary sector, Vista held beneficial overweight positions in a number of companies in the hotels, restaurants, and leisure industry group, including Starwood Hotels & Resorts. The hotel chain experienced an upswing in revenues and earnings amid an industry-wide improvement in travel trends.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

This process, which has historically added value, has faced unprecedented headwinds during the market rally that began in March 2009. Based on historical trends, we believe we will move past this environment of extreme underperformance for stocks exhibiting price momentum and acceleration and into a period where fundamentals, and specifically fundamental improvement, is recognized and rewarded by the market. We are possibly witnessing the early stages of this positive shift in favor of our process as evidenced by improved recent performance.

8

Vista

Top Ten Holdings
% of net assets as of 10/31/10
SBA Communications Corp., Class A	2.5%
Dollar Tree, Inc.	2.5%
F5 Networks, Inc.	2.4%
O’Reilly Automotive, Inc.	2.4%
priceline.com, Inc.	2.1%
BE Aerospace, Inc.	2.1%
Netflix, Inc.	1.9%
Cummins, Inc.	1.8%
salesforce.com, inc.	1.6%
Royal Caribbean Cruises Ltd.	1.5%

Top Five Industries
% of net assets as of 10/31/10
Hotels, Restaurants & Leisure	6.4%
Specialty Retail	5.8%
Software	5.6%
Machinery	4.7%
Wireless Telecommunication Services	4.6%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Domestic Common Stocks	89.4%
Foreign Common Stocks*	9.3%
Total Common Stocks	98.7%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(0.3)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,037.40	$5.19	1.01%
Institutional Class	$1,000	$1,038.40	$4.16	0.81%
A Class	$1,000	$1,036.50	$6.47	1.26%
C Class	$1,000	$1,032.00	$10.29	2.01%
R Class	$1,000	$1,034.90	$7.74	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
Institutional Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Vista

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 98.7%
AEROSPACE & DEFENSE — 3.7%
BE Aerospace, Inc.(1)	1,194,209	$ 43,899,123
Goodrich Corp.	154,000	12,638,780
TransDigm Group, Inc.(1)	337,000	22,332,990
		78,870,893
AIR FREIGHT & LOGISTICS — 2.3%
C.H. Robinson Worldwide, Inc.	405,000	28,544,400
Expeditors International of Washington, Inc.	409,000	20,188,240
		48,732,640
AIRLINES — 1.3%
Alaska Air Group, Inc.(1)	218,000	11,510,400
United Continental Holdings, Inc.(1)	530,000	15,391,200
		26,901,600
AUTO COMPONENTS — 0.5%
BorgWarner, Inc.(1)	193,000	10,829,230
AUTOMOBILES — 0.2%
Brilliance China Automotive Holdings Ltd.(1)	6,226,000	5,461,932
BIOTECHNOLOGY — 1.0%
Alexion Pharmaceuticals, Inc.(1)	310,000	21,173,000
CHEMICALS — 4.3%
Albemarle Corp.	601,000	30,128,130
CF Industries Holdings, Inc.	241,000	29,529,730
Cytec Industries, Inc.	195,000	9,656,400
Ecolab, Inc.	201,000	9,913,320
International Flavors & Fragrances, Inc.	227,000	11,386,320
		90,613,900
COMMERCIAL SERVICES & SUPPLIES — 1.6%
Stericycle, Inc.(1)	291,000	20,876,340
Waste Connections, Inc.	329,000	13,403,460
		34,279,800
COMMUNICATIONS EQUIPMENT — 2.4%
F5 Networks, Inc.(1)	439,000	51,670,300
COMPUTERS & PERIPHERALS — 1.8%
Lexmark International, Inc., Class A(1)	361,000	13,728,830
NetApp, Inc.(1)	447,000	23,802,750
		37,531,580
CONSUMER FINANCE — 0.5%
Discover Financial Services	605,000	10,678,250
ELECTRICAL EQUIPMENT — 0.8%
Rockwell Automation, Inc.	257,000	16,029,090
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.6%
Agilent Technologies, Inc.(1)	304,000	10,579,200
Dolby Laboratories, Inc., Class A(1)	378,000	23,315,040
		33,894,240
ENERGY EQUIPMENT & SERVICES — 2.9%
Complete Production Services, Inc.(1)	428,509	10,039,966
Core Laboratories NV	259,000	20,142,430
Dril-Quip, Inc.(1)	154,000	10,641,400
FMC Technologies, Inc.(1)	276,000	19,899,600
		60,723,396
FOOD & STAPLES RETAILING — 1.2%
Whole Foods Market, Inc.(1)	652,000	25,917,000
FOOD PRODUCTS — 2.0%
H.J. Heinz Co.	212,000	10,411,320
Mead Johnson Nutrition Co.	542,000	31,880,440
		42,291,760
HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
C.R. Bard, Inc.	253,000	21,029,360
Varian Medical Systems, Inc.(1)	347,000	21,937,340
		42,966,700
HEALTH CARE PROVIDERS & SERVICES — 2.6%
AmerisourceBergen Corp.	534,000	17,525,880
Express Scripts, Inc.(1)	552,000	26,783,040
Medco Health Solutions, Inc.(1)	211,000	11,083,830
		55,392,750
HEALTH CARE TECHNOLOGY — 1.2%
SXC Health Solutions Corp.(1)	662,000	25,791,520
HOTELS, RESTAURANTS & LEISURE — 6.4%
Chipotle Mexican Grill, Inc.(1)	99,000	20,810,790
Ctrip.com International Ltd. ADR(1)	424,000	22,077,680
Home Inns & Hotels Management, Inc. ADR(1)	198,000	10,129,680
Las Vegas Sands Corp.(1)	519,000	23,811,720
Royal Caribbean Cruises Ltd.(1)	811,000	32,066,940
Starwood Hotels & Resorts Worldwide, Inc.	510,000	27,611,400
		136,508,210
HOUSEHOLD PRODUCTS — 0.7%
Church & Dwight Co., Inc.	239,000	15,738,150

12

Vista

Shares	Value
INTERNET & CATALOG RETAIL — 4.0%
Netflix, Inc.(1)	234,000	$ 40,599,000
priceline.com, Inc.(1)	121,000	45,594,010
		86,193,010
INTERNET SOFTWARE & SERVICES — 4.5%
Akamai Technologies, Inc.(1)	215,000	11,109,050
Baidu, Inc. ADR(1)	269,000	29,592,690
MercadoLibre, Inc.(1)	167,000	11,043,710
VeriSign, Inc.(1)	752,000	26,132,000
WebMD Health Corp.(1)	349,000	18,245,720
		96,123,170
IT SERVICES — 1.4%
Cognizant Technology Solutions Corp., Class A(1)	468,000	30,508,920
LIFE SCIENCES TOOLS & SERVICES — 2.4%
Illumina, Inc.(1)	449,000	24,385,190
Life Technologies Corp.(1)	218,000	10,939,240
Waters Corp.(1)	218,000	16,160,340
		51,484,770
MACHINERY — 4.7%
AGCO Corp.(1)	381,000	16,181,070
ArvinMeritor, Inc.(1)	910,000	15,087,800
Cummins, Inc.	446,000	39,292,600
Dover Corp.	299,000	15,876,900
Timken Co.	335,000	13,875,700
		100,314,070
MEDIA — 2.2%
CBS Corp., Class B	595,000	10,073,350
Discovery Communications, Inc., Class A(1)	307,000	13,695,270
Discovery Communications, Inc., Class C(1)	222,745	8,655,871
Imax Corp.(1)	656,000	14,202,400
		46,626,891
METALS & MINING — 1.9%
Cliffs Natural Resources, Inc.	374,000	24,384,800
Walter Energy, Inc.	176,000	15,480,960
		39,865,760
MULTILINE RETAIL — 3.2%
Dollar Tree, Inc.(1)	1,034,000	53,054,540
Family Dollar Stores, Inc.	335,000	15,466,950
		68,521,490
OIL, GAS & CONSUMABLE FUELS — 3.3%
Brigham Exploration Co.(1)	490,000	10,334,100
Concho Resources, Inc.(1)	425,000	29,184,750
Pioneer Natural Resources Co.	156,000	10,888,800
Whiting Petroleum Corp.(1)	199,000	19,987,560
		70,395,210
PHARMACEUTICALS — 1.3%
Salix Pharmaceuticals Ltd.(1)	313,000	11,840,790
Shire plc	669,000	15,768,710
		27,609,500
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.0%
AvalonBay Communities, Inc.	150,000	15,946,500
Digital Realty Trust, Inc.	257,000	15,350,610
DuPont Fabros Technology, Inc.	410,000	10,291,000
		41,588,110
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.7%
CB Richard Ellis Group, Inc., Class A(1)	995,000	18,258,250
Jones Lang LaSalle, Inc.	233,000	18,187,980
		36,446,230
ROAD & RAIL — 1.3%
J.B. Hunt Transport Services, Inc.	284,000	10,212,640
Kansas City Southern(1)	395,000	17,308,900
		27,521,540
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.2%
Altera Corp.	542,000	16,915,820
ARM Holdings plc	3,668,000	21,352,666
Cavium Networks, Inc.(1)	570,000	18,165,900
Skyworks Solutions, Inc.(1)	929,000	21,283,390
Veeco Instruments, Inc.(1)	281,000	11,759,850
		89,477,626
SOFTWARE — 5.6%
Citrix Systems, Inc.(1)	465,000	29,792,550
Intuit, Inc.(1)	330,000	15,840,000
Rovi Corp.(1)	537,000	27,199,050
salesforce.com, inc.(1)	291,000	33,776,370
VanceInfo Technologies, Inc. ADR(1)	330,000	12,002,100
		118,610,070
SPECIALTY RETAIL — 5.8%
AutoZone, Inc.(1)	62,000	14,733,060
O’Reilly Automotive, Inc.(1)	861,000	50,368,500
PetSmart, Inc.	712,000	26,650,160
Williams-Sonoma, Inc.	947,000	30,654,390
		122,406,110

13

Vista

Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 2.1%
Fossil, Inc.(1)	319,000	$ 18,817,810
Lululemon Athletica, Inc.(1)	245,000	10,858,400
Phillips-Van Heusen Corp.	239,000	14,660,260
		44,336,470
TRADING COMPANIES & DISTRIBUTORS — 1.5%
Fastenal Co.	398,000	20,489,040
W.W. Grainger, Inc.	87,000	10,790,610
		31,279,650
WIRELESS TELECOMMUNICATION SERVICES — 4.6%
American Tower Corp., Class A(1)	412,000	21,263,320
NII Holdings, Inc.(1)	585,000	24,458,850
SBA Communications Corp., Class A(1)	1,355,000	53,197,300
		98,919,470
TOTAL COMMON STOCKS (Cost $1,630,890,325)		2,100,224,008
Temporary Cash Investments — 1.6%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	1,559	$ 1,559
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.00%, 3/31/12, valued at $33,557,917), in a joint trading account at 0.16%, dated 10/29/10, due 11/1/10 (Delivery value $32,900,439)		32,900,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $32,901,559)		32,901,559
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $1,663,791,884)		2,133,125,567
OTHER ASSETS AND LIABILITIES — (0.3)%		(5,449,854)
TOTAL NET ASSETS — 100.0%		$2,127,675,713

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
15,175,131	GBP for USD	Bank of America	11/30/10	$24,311,623	$(365,266)

(Value on Settlement Date $23,946,357)

Notes to Schedule of Investments

ADR = American Depositary Receipt

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $1,663,791,884)	$2,133,125,567
Receivable for investments sold	26,872,475
Receivable for capital shares sold	402,861
Dividends and interest receivable	545,729
2,160,946,632

Liabilities
Payable for investments purchased	28,184,885
Payable for capital shares redeemed	2,919,506
Unrealized loss on forward foreign currency exchange contracts	365,266
Accrued management fees	1,750,489
Distribution and service fees payable	50,773
33,270,919

Net Assets	$2,127,675,713

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,180,706,204
Undistributed net investment income	346,850
Accumulated net realized loss	(522,373,581)
Net unrealized appreciation	468,996,240
$2,127,675,713

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,761,318,553	115,515,136	$15.25
Institutional Class, $0.01 Par Value	$153,112,486	9,768,121	$15.67
A Class, $0.01 Par Value	$186,528,837	12,637,939	$14.76*
C Class, $0.01 Par Value	$30,133	1,989	$15.15
R Class, $0.01 Par Value	$26,685,704	1,798,100	$14.84

*Maximum offering price $15.66 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $64,589)	$ 12,091,673
Interest	38,903
12,130,576

Expenses:
Management fees	21,260,389
Distribution and service fees:
A Class	543,216
C Class	179
R Class	127,021
Directors’ fees and expenses	73,489
Other expenses	76,811
22,081,105

Net investment income (loss)	(9,950,529)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	354,154,920
Foreign currency transactions	(331,172)
Futures contract transactions	1,142,239
354,965,987

Change in net unrealized appreciation (depreciation) on:
Investments	156,366,583
Translation of assets and liabilities in foreign currencies	(357,532)
156,009,051

Net realized and unrealized gain (loss)	510,975,038

Net Increase (Decrease) in Net Assets Resulting from Operations	$501,024,509

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (9,950,529)	$ (10,384,759)
Net realized gain (loss)	354,965,987	(573,042,002)
Change in net unrealized appreciation (depreciation)	156,009,051	530,420,133
Net increase (decrease) in net assets resulting from operations	501,024,509	(53,006,628)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(553,319,017)	(75,018,272)

Net increase (decrease) in net assets	(52,294,508)	(128,024,900)

Net Assets
Beginning of period	2,179,970,221	2,307,995,121
End of period	$2,127,675,713	$2,179,970,221

Undistributed net investment income	$346,850	—

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the C Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

18

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.000% for the Investor Class, A Class, C Class and R Class and 0.800% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $2,780,515,506 and $3,317,447,851, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010(1)		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	750,000,000		800,000,000
Sold	8,630,658	$ 117,497,322	22,067,745	$ 246,859,389
Redeemed	(32,468,753)	(444,901,904)	(27,625,843)	(311,354,023)
	(23,838,095)	(327,404,582)	(5,558,098)	(64,494,634)
Institutional Class/Shares Authorized	80,000,000		80,000,000
Sold	4,712,353	65,500,385	8,008,528	91,570,629
Redeemed	(11,923,548)	(169,469,691)	(9,788,881)	(116,857,411)
	(7,211,195)	(103,969,306)	(1,780,353)	(25,286,782)
A Class/Shares Authorized	310,000,000		310,000,000
Sold	2,682,180	35,631,591	7,660,713	83,311,592
Redeemed	(11,741,693)	(156,158,675)	(7,227,808)	(79,354,013)
	(9,059,513)	(120,527,084)	432,905	3,957,579
C Class/Shares Authorized	50,000,000		N/A
Sold	1,989	27,200
R Class/Shares Authorized	10,000,000		10,000,000
Sold	506,557	6,818,706	1,297,310	14,468,375
Redeemed	(614,404)	(8,263,951)	(326,357)	(3,662,810)
	(107,847)	(1,445,245)	970,953	10,805,565
Net increase (decrease)	(40,214,661)	$(553,319,017)	(5,934,593)	$ (75,018,272)

(1)	March 1, 2010 (commencement of sale) through October 31, 2010 for the C Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,901,800,090	—	—
Foreign Common Stocks	155,840,610	$42,583,308	—
Temporary Cash Investments	1,559	32,900,000	—
Total Value of Investment Securities	$2,057,642,259	$75,483,308	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(365,266)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund held no equity price risk derivative instruments at period end. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

22

Value of Derivative Instruments as of October 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$365,266

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,142,239	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(354,140)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(365,266)
		$ 788,099		$(365,266)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2010 and October 31, 2009.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,666,391,594
Gross tax appreciation of investments	$472,193,962
Gross tax depreciation of investments	(5,459,989)
Net tax appreciation (depreciation) of investments	$466,733,973
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$9,407
Net tax appreciation (depreciation)	$466,743,380
Undistributed ordinary income	—
Accumulated capital losses	$(519,773,871)

23

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. Management agreements for new share classes that were launched after February 18, 2010 did not terminate, were not replaced by interim agreements, and did not require approval of new agreements.

24

Financial Highlights
Vista

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$12.13	$12.43	$24.24	$16.35	$14.99
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.06)	(0.05)	(0.11)	(0.12)	(0.04)
Net Realized and Unrealized Gain (Loss)	3.18	(0.25)	(9.61)	8.14	1.40
Total From Investment Operations	3.12	(0.30)	(9.72)	8.02	1.36
Distributions
From Net Realized Gains	—	—	(2.09)	(0.13)	—
Net Asset Value, End of Period	$15.25	$12.13	$12.43	$24.24	$16.35

Total Return(2)	25.72%	(2.41)%	(43.58)%	49.39%	9.07%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%	(0.48)%	(0.56)%	(0.60)%	(0.23)%
Portfolio Turnover Rate	132%	183%	167%	121%	234%
Net Assets, End of Period (in millions)	$1,761	$1,691	$1,801	$2,921	$1,965

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

Vista

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$12.45	$12.73	$24.72	$16.64	$15.22
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.03)	(0.03)	(0.07)	(0.08)	(0.01)
Net Realized and Unrealized Gain (Loss)	3.25	(0.25)	(9.83)	8.29	1.43
Total From Investment Operations	3.22	(0.28)	(9.90)	8.21	1.42
Distributions
From Net Realized Gains	—	—	(2.09)	(0.13)	—
Net Asset Value, End of Period	$15.67	$12.45	$12.73	$24.72	$16.64

Total Return(2)	25.86%	(2.12)%	(43.50)%	49.68%	9.33%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	(0.28)%	(0.36)%	(0.40)%	(0.03)%
Portfolio Turnover Rate	132%	183%	167%	121%	234%
Net Assets, End of Period (in thousands)	$153,112	$211,357	$238,727	$254,528	$132,325

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Vista

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.77	$12.09	$23.69	$16.03	$14.73
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.09)	(0.08)	(0.15)	(0.16)	(0.08)
Net Realized and Unrealized Gain (Loss)	3.08	(0.24)	(9.36)	7.95	1.38
Total From Investment Operations	2.99	(0.32)	(9.51)	7.79	1.30
Distributions
From Net Realized Gains	—	—	(2.09)	(0.13)	—
Net Asset Value, End of Period	$14.76	$11.77	$12.09	$23.69	$16.03

Total Return(3)	25.40%	(2.65)%	(43.72)%	48.94%	8.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.70)%	(0.73)%	(0.81)%	(0.85)%	(0.48)%
Portfolio Turnover Rate	132%	183%	167%	121%	234%
Net Assets, End of Period (in thousands)	$186,529	$255,419	$257,057	$380,555	$210,576

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

Vista

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.73
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.14)
Net Realized and Unrealized Gain (Loss)	1.56
Total From Investment Operations	1.42
Net Asset Value, End of Period	$15.15

Total Return(3)	10.34%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.51)%(4)
Portfolio Turnover Rate	132%(5)
Net Assets, End of Period (in thousands)	$30

(1)	March 1, 2010 (commencement of sale) through October 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

28

Vista

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$11.87	$12.22	$23.98	$16.25	$14.97
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.13)	(0.12)	(0.18)	(0.21)	(0.16)
Net Realized and Unrealized Gain (Loss)	3.10	(0.23)	(9.49)	8.07	1.44
Total From Investment Operations	2.97	(0.35)	(9.67)	7.86	1.28
Distributions
From Net Realized Gains	—	—	(2.09)	(0.13)	—
Net Asset Value, End of Period	$14.84	$11.87	$12.22	$23.98	$16.25

Total Return(2)	25.02%	(2.86)%	(43.87)%	48.71%	8.55%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.95)%	(0.98)%	(1.06)%	(1.10)%	(0.73)%
Portfolio Turnover Rate	132%	183%	167%	121%	234%
Net Assets, End of Period (in thousands)	$26,686	$22,618	$11,423	$2,398	$337

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vista Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vista Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A and R Classes	For:	1,453,644,036
	Against:	23,873,694
	Abstain:	34,615,246
	Broker Non-Vote:	67,216,511

Institutional Class	For:	106,154,590
	Against:	1,337,165
	Abstain:	1,930,383
	Broker Non-Vote:	4,969,942

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

31

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

32

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

33

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

37

Notes

38

Notes

39

Notes

40

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-DealersFinancial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70047

Annual Report
October 31, 2010

American Century Investments®

Veedot® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Veedot

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Top Five Industries	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24

Other Information

Proxy Voting Results	25
Management	26
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended October 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer,
U.S. Growth Equity—Mid & Small Cap

Stocks Rallied Amid Growing Volatility

U.S. stocks advanced for the 12 months ended October 31, 2010, as the broad equity indices posted double-digit gains. Virtually all of the market’s gains occurred in the first six months of the period, when stocks continued to climb after reaching a multi-year low in March 2009. The key factors behind the rally included favorable economic data, which provided evidence of a burgeoning recovery, and better-than-expected corporate earnings, which resulted largely from cost-cutting measures by many businesses to widen profit margins.

Market conditions changed abruptly in late April as evidence of a pullback in economic activity led to concerns about a relapse into recession. These concerns were amplified by a sovereign debt crisis in Greece that began to spread across Europe. In response, the equity market declined sharply throughout May and June as market volatility increased substantially.

The equity market remained volatile in the third quarter, gaining ground in July and falling back in August amid a tug-of-war between positive corporate earnings reports and an increasingly sluggish economic environment. However, stocks staged a resurgence during the final two months of the period as investors expressed confidence in the Federal Reserve’s plan to revive the economic recovery via another round of quantitative easing.

Small- and Mid-Cap Growth Stocks Outperformed

While stocks advanced across the board, the 12-month period was especially favorable for mid- and small-cap growth stocks. The small- and mid-cap segments of the market led the overall advance, returning more than 25% (see the table below). Smaller companies suffered the largest losses during the downturn in late 2008 and early 2009 and thus far have enjoyed the highest returns during the market’s recovery.

In addition, growth-oriented issues outpaced value shares across all market capitalizations. The best-performing sectors in the market were those traditionally associated with growth, such as information technology and consumer discretionary. In addition, the financials sector—a major component in value indices—underperformed during the period.

U.S. Stock Index Returns
For the 12 months ended October 31, 2010
Russell 1000 Index (Large-Cap)	17.67%	Russell 2000 Index (Small-Cap)	26.58%
Russell 1000 Growth Index	19.65%	Russell 2000 Growth Index	28.67%
Russell 1000 Value Index	15.71%	Russell 2000 Value Index	24.43%
Russell Midcap Index	27.71%
Russell Midcap Growth Index	28.03%
Russell Midcap Value Index	27.49%

4

Performance
Veedot

Total Returns as of October 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	20.66%	0.40%	-0.41%	1.18%	11/30/99
Russell 3000 Index	—	18.34%	2.08%	0.62%	1.17%	—
Institutional Class	AVDIX	20.97%	0.58%	-0.21%	-0.53%	8/1/00

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.25%	1.05%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary
Veedot

Portfolio Managers: John Small, Jr. and Stephen Pool

Performance Summary

Veedot returned 20.66%* for the 12 months ended October 31, 2010, outperforming its benchmark, the Russell 3000 Index, which returned 18.34% for the period.

As discussed in the Market Perspective on page 4, U.S. stock indices gained during the reporting period amid signs of stabilizing economic conditions and improving corporate earnings. Price momentum, a factor that the Veedot team looks for in portfolio holdings, began to demonstrate favorable performance during the reporting period. In this environment, Veedot’s highly systematic investment process delivered portfolio returns that surpassed those of its benchmark.

Within the portfolio, stock selection in the information technology, materials, and health care sectors accounted for the bulk of outperformance relative to Veedot’s benchmark. Those gains were partially offset by relative losses in the industrials and consumer discretionary sectors.

Information Technology Led Gains

Veedot derived the vast majority of its relative gains from the information technology sector. Within the semiconductor industry group, an overweight position in Entropic Communications, Inc. contributed significantly to absolute and relative returns. The maker of home networking chipsets benefited from increased demand for home networking and direct broadcast satellite solutions. Veedot also derived substantial gains from an overweight stake in internet security software and technology company VirnetX Holding. The company received a $200 million settlement in a licensing dispute with Microsoft Corp.

In the computers and peripherals industry, Veedot held a meaningful overweight position in Isilon Systems, which designs and markets clustered storage systems for storing and managing file-based data. The company’s share price gained as it delivered earnings that were nearly double analysts’ expectations, amid a growing customer base.

In the electronic equipment industry, Veedot held a stake in Keithley Instruments, which is not a benchmark member. The maker of electronic instruments and systems entered into an agreement to be acquired by Danaher Corporation during the reporting period, benefiting its share price substantially. Elsewhere in the information technology sector, holdings in the communications equipment industry group added to returns.

Materials, Health Care Contributed

The materials sector was a source of absolute and relative portfolio gains. Here, an overweight stake in the metals and mining group drove relative outperformance in the sector. Within this industry group, Veedot held overweight positions in several companies that benefited from improved pricing as global economies improved. Stock decisions in the paper and forest products industry also added to absolute and relative returns.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Veedot

The health care sector also contributed to relative outperformance for Veedot. In the sector, the portfolio held an overweight stake in hospice care provider Odyssey HealthCare, which was acquired by Gentiva Health Services during the reporting period. Managed care provider Healthspring also helped absolute and relative performance. The company delivered earnings that exceeded analysts’ forecasts, and raised guidance for future earnings, as membership grew. Also in the health care sector, stock decisions in the biotechnology industry benefited absolute and relative gains.

Industrials, Consumer Discretionary Detracted, but Some Holdings Helped

Holdings in the industrials sector weighed on relative returns. In the commercial services and supplies industry, Rino International, which operates as an environmental protection and remediation company in the People’s Republic of China, experienced a share price decline. Stock choices in the aerospace and defense industry and the machinery industry also curbed relative gains.

The consumer discretionary sector as a whole also detracted from relative performance, although the sector contributed solidly to absolute returns and some holdings within the sector added meaningfully to gains. In the specialty retail industry, Veedot held an overweight position in clothing retailer Aeropostale. This position detracted from absolute and relative performance, as the company experienced a slump in same-store sales during the reporting period. Within the auto components industry, though, an overweight stake in automotive supplier TRW Automotive Holdings Corp. helped absolute and relative returns. The company reported a sound profit, reversing a loss in the previous year largely through cost cutting.

Outlook

Using a systematic and technically driven process, Veedot focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.

During the reporting period, the environment for momentum-oriented investment styles remained difficult, but showed signs of improvement. Despite these headwinds, the Veedot portfolio delivered solid results and outperformed its benchmark. Looking ahead, we remain confident that our systematic process of identifying companies with accelerating growth and price momentum will continue to successfully identify opportunities across industry sectors.

7

Veedot

Top Ten Holdings
% of net assets as of 10/31/10
TRW Automotive Holdings Corp.	2.5%
VirnetX Holding Corp.	2.1%
Isilon Systems, Inc.	1.9%
Healthspring, Inc.	1.9%
Aruba Networks, Inc.	1.8%
Fossil, Inc.	1.8%
Clearwater Paper Corp.	1.6%
MIPS Technologies, Inc.	1.6%
Riverbed Technology, Inc.	1.4%
AXT, Inc.	1.3%

Top Five Industries
% of net assets as of 10/31/10
Oil, Gas & Consumable Fuels	6.7%
Semiconductors & Semiconductor Equipment	6.1%
Insurance	6.1%
Health Care Providers & Services	5.2%
Machinery	5.2%

Types of Investments in Portfolio
% of net assets as of 10/31/10
Domestic Common Stocks	84.1%
Foreign Common Stocks*	11.5%
Total Common Stocks	95.6%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	1.6%

* Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$986.10	$6.31	1.26%
Institutional Class	$1,000	$986.30	$5.31	1.06%
Hypothetical
Investor Class	$1,000	$1,018.85	$6.41	1.26%
Institutional Class	$1,000	$1,019.86	$5.40	1.06%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments
Veedot

OCTOBER 31, 2010

	Shares	Value
Common Stocks — 95.6%
AEROSPACE & DEFENSE — 1.0%
Esterline Technologies Corp.(1)	14,000	$ 846,160
AIR FREIGHT & LOGISTICS — 0.9%
United Parcel Service, Inc., Class B	11,000	740,740
AIRLINES — 2.2%
Hawaiian Holdings, Inc.(1)	109,500	801,540
Republic Airways Holdings, Inc.(1)	104,500	970,805
		1,772,345
AUTO COMPONENTS — 3.5%
BorgWarner, Inc.(1)	15,500	869,705
TRW Automotive Holdings Corp.(1)	44,000	2,010,360
		2,880,065
BEVERAGES — 2.0%
Boston Beer Co., Inc., Class A(1)	11,000	787,490
Hansen Natural Corp.(1)	15,500	793,755
		1,581,245
BIOTECHNOLOGY — 1.2%
Incyte Corp. Ltd.(1)	58,500	974,610
CAPITAL MARKETS — 2.0%
Ameriprise Financial, Inc.	15,500	801,195
TICC Capital Corp.	78,500	811,690
		1,612,885
CHEMICALS — 2.3%
Braskem SA Preference Shares ADR(1)	44,500	927,825
PolyOne Corp.(1)	73,000	943,160
		1,870,985
COMMUNICATIONS EQUIPMENT — 4.4%
Aruba Networks, Inc.(1)	67,500	1,478,925
F5 Networks, Inc.(1)	8,000	941,600
Riverbed Technology, Inc.(1)	19,500	1,122,030
		3,542,555
COMPUTERS & PERIPHERALS — 1.9%
Isilon Systems, Inc.(1)	55,000	1,565,850
CONSUMER FINANCE — 3.0%
Credit Acceptance Corp.(1)	12,500	735,125
First Cash Financial Services, Inc.(1)	30,500	886,635
Nelnet, Inc., Class A	35,000	786,450
		2,408,210
DISTRIBUTORS — 1.0%
Genuine Parts Co.	16,500	789,690
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.1%
AT&T, Inc.	29,000	826,500
Qwest Communications International, Inc.	136,500	900,900
Telecomunicacoes de Sao Paulo SA ADR	33,000	808,500
		2,535,900
ELECTRIC UTILITIES — 1.0%
IDACORP, Inc.	22,000	809,600
ENERGY EQUIPMENT & SERVICES — 1.2%
Complete Production Services, Inc.(1)	40,500	948,915
FOOD & STAPLES RETAILING — 3.1%
PriceSmart, Inc.	32,000	938,560
Ruddick Corp.	23,000	802,700
Walgreen Co.	24,000	813,120
		2,554,380
HEALTH CARE PROVIDERS & SERVICES — 5.2%
Healthspring, Inc.(1)	53,000	1,547,070
Humana, Inc.(1)	17,000	990,930
MWI Veterinary Supply, Inc.(1)	14,500	829,400
Universal American Corp.	55,000	884,400
		4,251,800
HOTELS, RESTAURANTS & LEISURE — 2.9%
Domino’s Pizza, Inc.(1)	54,500	808,780
Panera Bread Co., Class A(1)	9,500	850,345
PF Chang’s China Bistro, Inc.	16,000	734,720
		2,393,845
HOUSEHOLD DURABLES — 1.0%
Tempur-Pedic International, Inc.(1)	23,000	793,500
HOUSEHOLD PRODUCTS — 1.1%
Energizer Holdings, Inc.(1)	12,000	897,360
INDUSTRIAL CONGLOMERATES — 1.1%
Seaboard Corp.	500	927,025
INSURANCE — 6.1%
Aflac, Inc.	14,500	810,405
Allied World Assurance Co. Holdings Ltd.	14,500	829,545
American Financial Group, Inc.	25,500	779,790
CNA Financial Corp.(1)	30,000	831,600
Infinity Property & Casualty Corp.	16,000	828,000
Torchmark Corp.	15,000	859,200
		4,938,540
INTERNET SOFTWARE & SERVICES — 1.0%
IAC/InterActiveCorp(1)	28,500	795,150

11

Veedot

Shares	Value
MACHINERY — 5.2%
Actuant Corp., Class A	39,000	$ 876,330
ArvinMeritor, Inc.(1)	52,500	870,450
Cummins, Inc.	9,000	792,900
Deere & Co.	11,000	844,800
Dover Corp.	15,500	823,050
		4,207,530
MEDIA — 2.2%
Focus Media Holding Ltd. ADR(1)	37,500	928,125
Sinclair Broadcast Group, Inc., Class A(1)	111,500	890,885
		1,819,010
METALS & MINING — 1.9%
Newmont Mining Corp.	12,000	730,440
Rio Tinto plc ADR	13,000	846,560
		1,577,000
MULTILINE RETAIL — 1.0%
Dollar Tree, Inc.(1)	16,500	846,615
MULTI-UTILITIES — 2.8%
Alliant Energy Corp.	22,000	803,660
Ameren Corp.	27,500	796,950
Dominion Resources, Inc.	16,000	695,360
		2,295,970
OIL, GAS & CONSUMABLE FUELS — 6.7%
Alliance Resource Partners, LP	17,000	1,000,280
BP Prudhoe Bay Royalty Trust	7,500	771,075
Genesis Energy, LP	40,000	1,015,600
Penn Virginia GP Holdings, LP	34,000	853,740
Pioneer Southwest Energy Partners, LP	30,000	868,800
Ultrapar Participacoes SA ADR	15,500	961,775
		5,471,270
PAPER & FOREST PRODUCTS — 2.9%
Clearwater Paper Corp.(1)	16,500	1,332,375
Domtar Corp.	12,500	992,000
		2,324,375
PERSONAL PRODUCTS — 1.0%
Herbalife Ltd.	12,500	798,250
PHARMACEUTICALS — 1.5%
AstraZeneca plc ADR	13,500	681,210
Warner Chilcott plc, Class A	22,500	540,900
		1,222,110
PROFESSIONAL SERVICES — 1.1%
IHS, Inc., Class A(1)	12,500	903,000
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.0%
Apartment Investment & Management Co., Class A	35,500	827,505
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.1%
Amkor Technology, Inc.(1)	118,000	850,780
AXT, Inc.(1)	131,500	1,084,875
GT Solar International, Inc.(1)	86,000	707,780
MIPS Technologies, Inc.(1)	86,500	1,271,550
Spreadtrum Communication, Inc. ADR(1)	73,000	1,040,250
		4,955,235
SOFTWARE — 4.2%
Informatica Corp.(1)	21,500	874,835
MICROS Systems, Inc.(1)	19,000	862,410
VirnetX Holding Corp.	91,500	1,697,325
		3,434,570
SPECIALTY RETAIL — 2.2%
PetSmart, Inc.	22,000	823,460
Tractor Supply Co.	24,000	950,400
		1,773,860
TEXTILES, APPAREL & LUXURY GOODS — 3.6%
Crocs, Inc.(1)	55,500	773,115
Fossil, Inc.(1)	24,500	1,445,255
Maidenform Brands, Inc.(1)	26,500	709,140
		2,927,510
TOTAL COMMON STOCKS (Cost $64,233,501)		77,815,165
Temporary Cash Investments — 2.8%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	99,242	99,242
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.00%, 3/31/12, valued at $2,243,994), in a joint trading account at 0.16%, dated 10/29/10, due 11/1/10 (Delivery value $2,200,029)		2,200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,299,242)		2,299,242
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $66,532,743)		80,114,407
OTHER ASSETS AND LIABILITIES — 1.6%		1,307,655
TOTAL NET ASSETS — 100.0%		$81,422,062

12

Veedot

Geographic Diversification
(as a % of net assets)
United States	84.1%
Brazil	3.3%
People’s Republic of China	2.4%
United Kingdom	1.9%
Canada	1.2%
Bermuda	1.0%
Cayman Islands	1.0%
Ireland	0.7%
Cash and Equivalents*	4.4%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2010
Assets
Investment securities, at value (cost of $66,532,743)	$80,114,407
Receivable for investments sold	1,429,976
Receivable for capital shares sold	4,717
Dividends and interest receivable	45,562
81,594,662

Liabilities
Payable for capital shares redeemed	87,698
Accrued management fees	84,902
172,600

Net Assets	$81,422,062

Net Assets Consist of:
Capital (par value and paid-in surplus)	$118,443,219
Accumulated net realized loss	(50,602,821)
Net unrealized appreciation	13,581,664
$ 81,422,062

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$78,441,049	13,815,219	$5.68
Institutional Class, $0.01 Par Value	$2,981,013	515,520	$5.78

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2010
Investment Income (Loss)
Income:
Dividends	$ 977,004
Interest	1,942
978,946
Expenses:
Management fees	1,012,749
Directors’ fees and expenses	2,478
Other expenses	2,793
1,018,020

Net investment income (loss)	(39,074)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	8,472,692
Change in net unrealized appreciation (depreciation) on investments	6,795,479
Net realized and unrealized gain (loss)	15,268,171

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,229,097

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (39,074)	$ (21,889)
Net realized gain (loss)	8,472,692	(22,607,756)
Change in net unrealized appreciation (depreciation)	6,795,479	9,998,811
Net increase (decrease) in net assets resulting from operations	15,229,097	(12,630,834)

Distributions to Shareholders
From net investment income:
Investor Class	(48,886)	—
Institutional Class	(8,309)	—
Decrease in net assets from distributions	(57,195)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(12,443,945)	(12,542,096)

Redemption Fees
Increase in net assets from redemption fees	2,579	9,356

Net increase (decrease) in net assets	2,730,536	(25,163,574)

Net Assets
Beginning of period	78,691,526	103,855,100
End of period	$ 81,422,062	$ 78,691,526

Undistributed net investment income	—	$55,118

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2010

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund uses an approach to common stock investing developed by American Century Investments. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis. The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.000% to 1.250% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2010 was 1.25% and 1.05% for the Investor Class and Institutional Class, respectively.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2010, were $201,344,854 and $211,774,376, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	394,054	$ 2,119,491	588,168	$ 2,708,394
Issued in reinvestment of distributions	8,820	47,717	—	—
Redeemed	(2,645,725)	(13,942,170)	(3,060,477)	(14,058,883)
	(2,242,851)	(11,774,962)	(2,472,309)	(11,350,489)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	24,836	134,114	59,551	280,976
Issued in reinvestment of distributions	1,511	8,309	—	—
Redeemed	(155,132)	(811,406)	(311,173)	(1,472,583)
	(128,785)	(668,983)	(251,622)	(1,191,607)
Net increase (decrease)	(2,371,636)	$(12,443,945)	(2,723,931)	$(12,542,096)

19

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$68,460,225	—	—
Foreign Common Stocks	9,354,940	—	—
Temporary Cash Investments	99,242	$2,200,000	—
Total Value of Investment Securities	$77,914,407	$2,200,000	—

7. Risk Factors

The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 14, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 13, 2010:

Investor	Institutional
$0.0071	$0.0193

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$57,195	—
Long-term capital gains	—	—

20

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$66,474,352
Gross tax appreciation of investments	$13,849,274
Gross tax depreciation of investments	(209,219)
Net tax appreciation (depreciation) of investments	$13,640,055
Accumulated capital losses	$(50,661,212)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to nontaxable dividends received and the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(27,976,449) and $(22,684,763) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2010.

For corporate taxpayers, the fund hereby designates $57,195, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified for the corporate dividends received deduction.

21

Financial Highlights
Veedot

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.71	$5.34	$9.25	$6.17	$5.57
Income From Investment Operations
Net Investment Income (Loss)(1)	—(2)	—(2)	(0.02)	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss)	0.97	(0.63)	(3.89)	3.09	0.62
Total From Investment Operations	0.97	(0.63)	(3.91)	3.08	0.60
Distributions
From Net Investment Income	—(2)	—	—	—	—
Net Asset Value, End of Period	$5.68	$4.71	$5.34	$9.25	$6.17

Total Return(3)	20.66%	(11.80)%	(42.27)%	49.92%	10.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26%	1.25%	1.25%	1.25%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	(0.03)%	(0.27)%	(0.18)%	(0.39)%
Portfolio Turnover Rate	260%	320%	257%	207%	330%
Net Assets, End of Period (in thousands)	$78,441	$75,603	$98,991	$195,105	$154,374

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Veedot

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.79	$5.43	$9.38	$6.25	$5.63
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.01	(0.01)	—(2)	(0.01)
Net Realized and Unrealized Gain (Loss)	0.99	(0.65)	(3.94)	3.13	0.63
Total From Investment Operations	1.00	(0.64)	(3.95)	3.13	0.62
Distributions
From Net Investment Income	(0.01)	—	—	—	—
Net Asset Value, End of Period	$5.78	$4.79	$5.43	$9.38	$6.25

Total Return(3)	20.97%	(11.79)%	(42.11)%	50.08%	11.01%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.06%	1.05%	1.05%	1.05%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	0.17%	(0.07)%	0.02%	(0.19)%
Portfolio Turnover Rate	260%	320%	257%	207%	330%
Net Assets, End of Period (in thousands)	$2,981	$3,089	$4,864	$9,188	$11,237

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot Fund of American Century Mutual Funds, Inc., as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 20, 2010

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

John R. Whitten	For:	13,907,426,552
	Withhold:	629,801,798
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	62,026,457
	Against:	873,508
	Abstain:	1,489,315
	Broker Non-Vote:	1,250,750

Institutional Class	For:	3,265,942
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Mutual Funds, Inc.):

For:	12,112,932,038
Against:	769,504,652
Abstain:	420,034,445
Broker Non-Vote:	1,234,757,216

25

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

26

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

27

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

28

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

31

Notes

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1012
CL-ANN-70046

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	James A. Olson, Andrea C. Hall and Thomas A. Brown are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2009:                    $281,906
FY 2010:                    $282,129

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2009:                    $0
FY 2010:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009:                    $0
FY 2010:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2009:                    $76,542
FY 2010:                    $59,174

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY MUTUAL FUNDS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 30, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2010